UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 8/31

Date of reporting period: 02/29/2008

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY MELLON SMALL CAP STOCK FUND

The following unaudited information supplements the Fund’s semi-annual report for the six-month period ended February 29, 2008:

At a meeting of the Board of Trustees held on September 11, 2007, the Board considered the re-approval of the Trust's Investment Advisory Agreement with respect to BNY Mellon Small Cap Stock Fund (the "fund") through its renewal date of May 31, 2008, pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the fund with investment advisory services. The Board members who are not "interested persons" (as defined in the Act) of the Trust were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services to be Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of Dreyfus regarding services provided to the funds comprising the Trust, and representatives of Dreyfus confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to the Investment Advisory Agreement. The Board members also referenced information provided and discussed at previous meetings regarding the fund's distribution of accounts, the diversity of distribution of the fund and Dreyfus' corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.

The Board members also considered Dreyfus' research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and Dreyfus' extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Advisory Fee, Expense Ratio and Performance. The Board members reviewed a report prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's advisory fee and expense ratio with a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe"), in each case in the same category applicable to the fund, that were selected by Lipper. Included in the report were comparisons of contractual and actual advisory fee rates, total operating expenses and performance. Representatives of Dreyfus furnished the report to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons. The Board reviewed the range of advisory fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's expense ratio ranked in the fourth quintile (above the median) of the Expense Group and in the second quintile (below the median) of the Expense Universe.

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance and comparisons of performance to a group of comparable funds (the "Performance Group") composed of the same funds included in the Expense Group and to a broader group of funds (the "Performance Universe"). The Board noted that the fund's performance was above the medians of the Performance Group and Performance Universe for the 1-year period, and was below the medians for the 2-, 3-, 4- and 5-year periods, ended July 31, 2007. The Board considered management's efforts to improve the fund's performance by increasing the number of research analysts assigned to cover small-cap stocks, and noted that the fund's recent performance is showing a trend of improvement.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with a similar investment objective and similar policies and strategies, and included within the same Lipper category, as the fund (the "Similar Funds"). Representatives of Dreyfus also noted that there were no other accounts managed or sub-advised by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board analyzed the differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's advisory fees.

Analysis of Profitability and Economies of Scale. Dreyfus' representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and its affiliates with respect to the fund and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus' approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from acting as investment adviser to the fund, including soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider Dreyfus' profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to approving the Trust's Investment Advisory Agreement with respect to the fund for the remainder of its annual period. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations with respect to the fund:

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus to the fund are adequate and appropriate.
  While the Board was concerned with the fund's longer term performance, it was satisfied with management's efforts to improve the fund's performance by increasing the number of research analysts assigned to cover small-cap stocks, and noted that the fund's recent performance is showing a trend of improvement.
  The Board concluded that the fee paid to Dreyfus by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information and benefits derived or to be derived by Dreyfus and its affiliates, including BNY Mellon Fund Advisers, from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by

Dreyfus in connection with the advisory fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, and, without any one factor being dispositive, the Board determined that re-approval of the Trust's Investment Advisory Agreement with respect to the fund was in the best interests of the fund and its shareholders for the remainder of its annual period (through May 31, 2008).

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Stock Fund
BNY Mellon Small Cap Stock Fund
BNY Mellon U.S. Core Equity 130/30 Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon Balanced Fund

SEMIANNUAL REPORT	February 29, 2008

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Income Stock Fund	5
BNY Mellon Mid Cap Stock Fund	7
BNY Mellon Small Cap Stock Fund	9
BNY Mellon U.S. Core
Equity 130/30 Fund	11
BNY Mellon International Fund	13
BNY Mellon Emerging Markets Fund	15
BNY Mellon Balanced Fund	17
Understanding Your Fund’s Expenses	19
Comparing Your Fund’s Expenses
With Those of Other Funds	20
Statements of Investments	21
Statement of Options Written	25
Statement of Securities Sold Short	34
Statements of Assets and Liabilities	50
Statements of Operations	54
Statement of Cash Flows	56
Statements of Changes in Net Assets	57
Financial Highlights	62
Notes to Financial Statements	79

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value
The	Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the BNY Mellon Funds Trust, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for equity investors in recent memory.The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets.These developments dampened investor sentiment and produced heightened volatility in most segments of the stock market. Financial stocks were hit particularly hard due to sub-prime related write-downs, as were other market sectors that historically have been considered sensitive to economic downturns.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your portfolio manager today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2007, through
February 29, 2008, as provided by Sean P. Fitzgibbon,
Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of –7.09% while Investor shares produced a total return of –7.20% . 1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –8.79% for the same period.2

Slowing U.S. economic growth took a toll on stocks during the reporting period, with most market sectors declining in response to turmoil in the credit markets and signs of a possible recession. Favorable individual stock selections in the areas of technology, energy, consumer discretionary and financials helped limit the fund’s losses, enabling it to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Next, we use fundamental analysis to select the most attractive of the higher ranked securities, drawing on a variety of internal and Wall Street research sources.We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Key Sectors Supported the Fund’s
Outperformance

U.S. stocks generally posted negative absolute returns over the reporting period due to a sharp downturn in the U.S. economy and an intensifying credit crunch that began in the sub-prime mortgage market and spread throughout the financial markets. Concerns regarding declining U.S. housing values, surging energy and food prices and their impact on consumer spending weighed heavily on investor psychology.

Technology stocks were among the strongest contributors to the fund’s relative performance, bolstered by a significant shift in sector weighting and good individual stock picks. Although the fund began the period with an overweighted position in the sector, weakening business momentum led us to reduce the fund’s exposure to a below-market weighting as the reporting period progressed. As a result, the fund was in a relatively strong position to preserve capital when technology stocks declined sharply in late 2007 and early 2008.The fund’s relative performance was further enhanced by the timely sale of some of its top technology performers, such as electronics producer Apple and BlackBerry maker Research In Motion.

Investments in several other market sectors also bolstered the fund’s relative performance. In the energy sector, one of the few sectors to generate positive absolute returns, the fund benefited from its emphasis on independent oil and gas producers, such as XTO Energy and Chesapeake Energy. Such holdings rose in response to high oil prices and rising gas prices.Another energy holding, Hess, hit new highs during the reporting period on the strength of important oilfield

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

discoveries off the coast of Brazil. In the consumer discretionary sector, the fund focused on companies undergoing operational turnarounds, such as retailers The Gap and The TJX Companies, while avoiding most retailers with greater sensitivity to tightening consumer spending. Finally, in the hard-hit financials sector, while the fund experienced some losses, it successfully avoided some of the companies most deeply undermined by exposure to sub-prime mortgage-backed securities.

Relative Weakness Limited to the Health Care
Sector

The only sector in which the fund significantly under-performed its benchmark was health care, largely due to the fund’s holdings of pharmaceutical giants Merck & Co. and Schering-Plough. Stocks of both companies declined steeply in January 2008 after they released disappointing interim results of trials of key cholesterol lowering drugs.The impact of these declines was offset to a degree by gains in another health care holding, medical device maker Becton, Dickinson and Co., which reported strong earnings and guidance.

A Return to Greater Tax Efficiency

As of the end of the reporting period, the fund’s composition fully reflected the investment style and strategy of the current portfolio manager, who assumed management of the fund in February 2007.The higher-than-usual realized capital gains distributions made by the fund during the reporting period were a consequence of stock turnover as we completed the fund’s transition. We believe investors can now anticipate a return to more tax-efficient investment practices.

Regarding the market’s recent weakness and volatility, we believe that aggressive actions undertaken by the Federal Reserve Board reduce the likelihood of a deep or sustained U.S. recession. Since financial markets generally are more sensitive to future prospects than current conditions, we would not be surprised to see stocks rebound in anticipation of economic recovery. We believe the fund is well positioned to weather the current storm and to participate in a market rebound when it occurs. The fund currently holds roughly market-weighted positions in all sectors except technology, where it remains mildly underweighted.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by Brian C. Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Income Stock Fund’s Class M shares produced a total return of –8.24%, and Investor shares produced a total return of –8.30% .1 In comparison, the Russell 1000 Value Index (the “Index”), the fund’s benchmark, provided a total return of –10.38% .2

Stocks declined sharply over the reporting period as a credit crisis, reduced market liquidity and an economic slowdown dampened investor sentiment. In this challenging environment, the fund outperformed its benchmark, mainly due to favorable security selections in a number of market sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income.We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields.The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Strong Stock Selections Bolstered Relative
Performance

The U.S. stock market generally posted negative absolute returns over the reporting period due to a sharp downturn in the U.S. economy and an intensifying credit crunch that began in the sub-prime mortgage market and spread throughout the financial markets. Concerns regarding declining U.S. housing values, surging energy and food prices and weaker employment trends weighed heavily on investor psychology. The Federal Reserve Board (the “Fed”) attempted to promote greater market liquidity and forestall a potential recession by reducing short-term interest rates from 5.25% to 3% by the reporting period’s end.

The fund’s absolute performance suffered along with the overall market in this difficult investment climate, but strong stock selections supported the fund’s performance compared to its benchmark.We attribute the fund’s relative outperformance, in part, to our Core Research Group, whose insightful analyses led to favorable timing in the purchases and sales of individual stocks.

In the consumer discretionary sector, media stocks proved to be especially beneficial to the fund’s relative performance. For example, Viacom’s share price advanced as the global entertainment company encountered heightened demand for its cable programming during an industry-wide strike by the Writers Guild of America. Lack of exposure to Time Warner also added to the fund’s relative outperformance, as the company’s AOL division continued to weigh on its financial results.The consumer staples area also boosted the fund’s results compared to its bench-mark.Altria Group, the tobacco giant, initiated plans to spin off its international unit, allowing for tighter focus on U.S. operations and cost containment. Among energy stocks, strong supply-and-demand dynamics in the natural gas market produced higher revenues for exploration-and-production companies such as Devon Energy, XTO Energy and EOG Resources.

Mortgage-Related Woes Hurt Financial Stocks

Turmoil in the mortgage market and its adverse effects on the broader financials sector proved insurmountable for the fund and its benchmark. Although we trimmed

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

some of the fund’s financials holdings and exited certain mortgage-oriented and credit-sensitive stocks, these actions could not fully offset pervasive weakness in the sector.We believed that government-sponsored enterprises such as Freddie Mac and Fannie Mae would be somewhat insulated from the credit crisis due to additional regulatory scrutiny and their exposure to higher-quality mortgages. However, even the more fundamentally sound mortgage-related stocks were derailed by the credit crisis.Investments in insurer American International Group, as well as banking giants Bank of America and Citigroup, also detracted from the fund’s performance.

In the health care sector,a joint drug-development venture between Merck & Company and Schering-Plough produced a drop in both pharmaceutical companies’ share prices when speculation arose that a cholesterol-lowering medicine may create health risks in patients. Lack of exposure to Johnson & Johnson, a component of the benchmark,also hampered the fund’s relative performance.

Finding Opportunities in a Volatile Market

In our judgment, credit issues are likely to persist over the near term. However, we believe that stimulus packages announced by the Fed should provide the necessary liquidity to prevent a financial system collapse,potentially providing valuation support for equities as conditions stabilize.

As of the reporting period’s end, we have continued to favor natural gas exploration-and-production companies, and we have found several opportunities in media and retail stocks. Conversely, spending and demand trends have slowed for information technology companies, causing us to reduce the fund’s exposure to the sector. We have continued to monitor other industry groups, and we are prepared to adjust our strategies should we detect evidence of fundamental deterioration in the fund’s current holdings.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER, INC. – Reflects the reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Value
Index is an unmanaged index which measures the performance of those
Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by James C.Wadsworth, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Mid Cap Stock Fund produced total returns of –5.17% for Class M shares, –5.25% for Investor shares and –5.65% for Dreyfus Premier shares.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of –8.05% for the same period.2

Similar to stocks in other market capitalization ranges, midcap stocks encountered heightened volatility during the reporting period, losing value as economic growth slowed and a credit crunch intensified. The fund outperformed its benchmark, primarily due to the success of our security selection strategy in seven of the benchmark’s 10 market sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation by normally investing at least 80% of its assets in stocks of domestic companies with market capitalizations of companies included in the S&P 400 Index at the time of purchase. When selecting securities, we begin with quantitative analysis to screen and rank stocks within each industry and sector based on valuation, earnings growth and financial health.We then use fundamental analysis to evaluate and select individual stocks, drawing on research by internal analysts and external Wall Street sources. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P 400 Index.

Investors Punished Midcap Stocks During the
Downturn

U.S. stocks generally posted negative absolute returns over the reporting period due to a sharp downturn in the U.S. economy and an intensifying credit crunch that began in the sub-prime mortgage market and spread throughout the financial markets. Concerns regarding declining U.S. housing values, surging energy and food prices and their impact on consumer spending weighed on the U.S. economy. A number of major banks and bond insurers reported massive sub-prime related losses, roiling the financial sector and exacerbating the credit crunch.The Federal Reserve Board attempted to promote improved market conditions and forestall a potential recession by injecting liquidity into the banking system and reducing short-term interest rates from 5.25% to 3% by the end of the reporting period.

In contrast to the weakening U.S. economy, global economic growth remained relatively strong. In addition, equity investors responded to market developments by shifting their focus from smaller, more speculative companies to well-established market leaders with a history of consistent earnings under a variety of economic conditions. Consequently, some of the market’s greater gains stemmed from companies that produce products or services that have remained in demand among customers in overseas markets, such as producers of the raw materials and industrial commodities used in construction.

Health Care, Industrials and Energy Holdings
Boosted Performance

The fund proved to be relatively well positioned for the shift in investor sentiment, enabling it to weather the downturn better than its benchmark. The fund received particularly strong contributions to relative performance from the health care sector, which historically has held up well during periods of economic weakness. Although we maintained a generally sector-neutral asset allocation strategy, we established a slightly overweighted position in health care stocks. Holdings contributing positively to the fund’s relative performance included biotechnology firm MGI Pharma, which was acquired by another company during the reporting period, and private-label over-the-counter drug maker Perrigo, which benefited from a heavy flu season and issues affecting a key competitor.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

In the industrials area, a number of companies benefited from robust overseas growth, including engineering-and-construction firm Chicago Bridge & Iron and pump manufacturer Flowserve.

In the energy sector, coal company Consol Energy was the fund’s best performer. Natural gas producers Range Resources and Southwestern Energy also enhanced returns. Good results in these market sectors were offset to a degree by disappointments in other areas. In the telecommunications services sector, wireless provider NII Holdings encountered competitive pressures in its Latin American markets. However, we have retained the fund’s position in NII Holdings, which we expect to rebound as more investors recognize its high rates of revenue and subscriber growth.Among consumer discretionary stocks, Lifetime Fitness reported slowing growth in recent quarters, but we expect this development to be temporary as the company opens additional fitness centers.

Finding Growth Opportunities in a Distressed
Market

As of the reporting period’s end, the credit crisis has intensified, and the U.S. economy has continued to fal-

ter. We believe the full magnitude of damage caused by the housing downturn and credit crisis has not yet been determined, and investors have remained risk-averse. Therefore, over the near term, we intend to maintain a relatively defensive investment posture, including a modestly underweighted position in the hard-hit financials sector and a mild emphasis on health care and energy stocks. Still, we remain optimistic regarding the longer-term prospects for midcap stocks, which we feel could fare well in an environment in which earnings growth has become increasingly scarce.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that
IPOs will have or continue to have a positive effect on fund performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap
400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by Dwight E. Cowden, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Small Cap Stock Fund’s Class M shares produced a total return of –10.10%, and Investor shares produced a total return of –10.26% .1 In comparison, the fund’s benchmark, the Standard & Poor’s SmallCap 600 Index (the “Index”), produced a total return of –12.48% for the same period.2

Small-cap stocks declined sharply over the reporting period as a credit crisis and economic slowdown dampened investor sentiment, especially with regard to smaller companies. The fund outperformed its benchmark, primarily due to its relatively defensive sector-allocation strategy and a focus on stocks toward the larger end of the small-cap range.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small capitalization companies whose market capitalizations are generally in the range of companies included in the Index at the time of purchase.We choose growth and value stocks using a disciplined process that combines computer modeling, fundamental analysis and risk management. We use a computer model to rank stocks within an industry or sector based on valuation, earnings growth and the company’s financial profile.We examine the fundamentals of the higher-ranked securities, and we select those we believe to be the most attractive. We use portfolio construction techniques to manage sector and industry risks,and we attempt to keep those risks at levels that are similar to those of the Index.

Small-Cap Stocks Declined in a Broad Downturn

U.S. stocks generally posted negative absolute returns over the reporting period due to a sharp downturn in the U.S. economy and an intensifying credit crunch that began in the sub-prime mortgage market and spread throughout the financial markets. Concerns regarding declining U.S. housing values, surging energy and food prices and their impact on consumer spending weighed heavily on investor psychology.The Federal Reserve Board attempted to promote greater market liquidity and forestall a potential recession by reducing short-term interest rates from 5.25% to 3% by the reporting period’s end.

The downturn was particularly severe among small-cap stocks, which fared worse than their large-cap counterparts over the reporting period. The financials sector was punished particularly severely due to its ample exposure to troubled sub-prime loans. Conversely, traditionally recession-resistant market sectors, such as consumer staples, held up relatively well.

Allocation and Selection Strategies Boosted
Relative Returns

While the fund’s performance was influenced by the market downturn, it outperformed its benchmark as a result of our relatively defensive sector allocation and stock selection strategies. Indeed, the fund produced higher returns than its benchmark in nine out of 10 economic sectors.

From a sector allocation perspective, the fund benefited from relatively light exposure to the financials sector, where we tended to favor companies outside of the troubled banking and real estate industries. For example, Waddell & Reed Financial and FC Stone Group enjoyed relatively favorable business fundamentals in the asset management and commodities brokerage industries, respectively.

Our stock selection strategy proved especially effective in the consumer staples sector, an area of relatively heavy emphasis during the reporting period. Chiquita Brands International benefited from higher prices for bananas and success with pre-packaged salads. Darling International also commanded higher prices for its animal byproducts, including some used in biofuels. Health and beauty products company Chattem

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

boosted earnings with the acquisition of several products lines from Johnson & Johnson. In the materials sector, metals-and-mining companies such as Steel Dynamics and Coeur d’Alene Mines prospered amid rising steel and silver prices, respectively.

The energy sector was the only area in which the fund did not outperform its benchmark, but produced returns that were roughly in line with the Index’s energy component, as the fund did not own some of the benchmark’s better performing energy stocks. The fund also did not participate in a handful of the benchmark’s top consumer stocks, but other consumer holdings more than made up for the difference.

Maintaining Caution in a Troubled Market

As of the reporting period’s end, the credit crisis has intensified, and the U.S. economy has continued to falter.We believe the full magnitude of damage from the housing downturn and credit crisis has not yet been determined, and investors have remained risk-averse.

Therefore, we currently intend to maintain a relatively cautious investment posture, including an emphasis on more seasoned small-cap companies with international businesses as well as the traditionally defensive utilities, health care and consumer staples sectors.

While we also are aware that recent price declines may have created value-oriented opportunities in a number of sectors, we have held off on taking greater advantage of them until we see more convincing signs that the worst of the downturn is behind us. In our view, this is a prudent strategy for today’s unsettled market environment.

March 17, 2008
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap
600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject.

DISCUSSION OF
FUND PERFORMANCE

For the reporting period of September 1, 2007, through
February 29, 2008, as provided by Sean P. Fitzgibbon and
Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of –5.14% while Investor shares produced a total return of –5.23% ..1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was –8.79% for the same period.2

Stock markets were driven lower during the reporting period by a variety of economic concerns, including slowing U.S. growth, a surge in sub-prime mortgage defaults and a credit crunch affecting both consumers and business borrowers.While these conditions took a toll on the fund’s returns, the relative strength of many of the fund’s long positions and our strategy of adopting short positions in less attractive stocks enabled us to limit the fund’s losses. As a result, the fund outperformed its benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Next, based on fundamental analysis, the portfolio managers generally buy “long” the most attractive of the higher ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions.

Long/Short Strategies Proved Effective in
Several Sectors

U.S. stocks generally posted negative absolute returns over the reporting period due to a sharp downturn in the U.S. economy and an intensifying credit crunch that began in the sub-prime mortgage market and spread throughout the financial markets. Concerns regarding declining U.S. housing values, surging energy and food prices and their impact on consumer spending weighed heavily on investor psychology.

Technology proved to be the fund’s top-performing market sector compared to its benchmark, adding value on both the long and short investment sides.The fund began the period significantly overweighted in the technology sector. However, in light of weakening business momentum, the fund moved gradually to a significantly underweighted position by the end of the reporting period. This shift helped preserve capital when the benchmark’s technology component experienced sharp declines. Timely sales of long positions in some of the fund’s better technology performers, including BlackBerry maker Research In Motion and consumer electronics innovator Apple, further bolstered relative performance. The fund’s results also benefited from short sales of several telecommunications equipment makers experiencing slowing order growth, such as Riverbed Technology and Ciena.

Investments in several other sectors also enhanced returns.The fund held long positions in consumer discretionary companies conducting effective operational turnarounds, such as retailers The Gap and The TJX Companies. At the same time, the fund established short positions in other retailers with greater exposure to reduced consumer spending, such as Sears Holding and Bed Bath & Beyond. In the telecommunications services sector, the fund emphasized regional opera-

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

tors, such as Verizon Communications and AT&T, that have increased market share on the strength of bundled services offerings, while shorting less competitive players, such as Comcast and Sprint Nextel.

A Difficult Environment for Financial Stocks

The fund outperformed its benchmark in most sectors, but the financials sector was a notable exception. Under pressure from sub-prime related turmoil and recession fears, the financial sector produced sharp declines for both the fund and its benchmark.The fund experienced losses from long positions in brokerage firms, such as JPMorgan Chase and Merrill Lynch; diversified financials, such as CIT Group; and credit services providers, such as American Express. In the basic materials sector, the fund also suffered a significant decline in its holdings of steel fabricator Allegheny Technologies, which was hurt by a weak pricing environment.

Positioned for Recovery

As of the end of the reporting period, the fund held a mildly underweighted position in the technology sector compared to its benchmark and roughly market-weighted exposure to other sectors. More generally, we believe the fund is well positioned to benefit from a recovery in stock markets when it occurs.While it is not possible to predict when the financial markets will turn around, such rebounds historically have occurred rapidly and with little or no warning to the detriment of overly defensive investors. At the same time, the fund’s long/ short strategy seeks to provide a degree of protection against continued volatility or a protracted downward trend in the market.As a result, in today’s uncertain environment, we have a high degree of confidence in our approach of seeking to add value through carefully chosen long positions and the judicious use of short positions in stocks we believe are likely to underperform.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Mellon Fund Advisors pursuant to an agreement in effect through August 31, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by D. Kirk Henry and William S. Patzer,
Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon International Fund’s Class M shares produced a total return of –8.88%, and Investor shares produced a total return of –9.09% .1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index” or the “Index”), produced a total return of –4.71% for the same period.2

International equities produced disappointing results in a turbulent market environment. The fund’s returns lagged its benchmark, primarily due to its overweighted exposure to and weak stock selections in Japan.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30, 2005, will continue to be managed in accordance with the value-oriented investment style. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% and 100% of cash inflows will be allocated to the core investment style.

We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in international markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends,the fund focuses on three key factors: value, business health and business momentum.

International Equities Pulled Back in a Turbulent Market

After enjoying double-digit returns over each of the past five years, international equities lost value during the reporting period due to intensifying economic concerns, rising commodities prices and a global credit crisis originating in the U.S. sub-prime mortgage sector. International markets also responded negatively to a $7 billion loss caused by trading fraud at France’s second largest bank, Societe Generale. These factors contributed to a turbulent investment environment in which investors turned away from stocks and flocked to gold, oil and other “hard assets.”

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

Japanese and Swiss Stocks Weighed on Relative
Performance

The bulk of the fund’s underperformance can be attributed to its relatively heavy exposure to Japanese stocks. For example, diversified retailer Aeon was hurt by sluggish domestic consumption, the performance of its credit card division and exposure to U.S.-based apparel retailer Talbots. Sumitomo Mitsui Financial Group sold off sharply along with other financial stocks. Homebuilder Sekisui House lost value due to a massive backlog of housing permits required by new earthquake regulations.

In Switzerland, the fund’s relative performance was hurt by holdings in two chemical companies, Clariant and Ciba Specialty Chemicals, which were unable to pass on rising oil costs to its customers. Swiss banking giant UBS declined sharply due to its exposure to troubled mortgage-backed securities and other credits.

The fund achieved better results in Greece, where the dominant electric utility, Public Power Corporation, posted gains due to tariff increases and fuel surcharges. In Germany, electronics firm Siemens helped the fund’s performance after restructuring efforts by a new management team. Sporting goods firm adidas advanced based on its acquisition of Reebok and upcoming sponsorship of the 2008 Olympic Games in Beijing.

Maintaining Our Value-Oriented Discipline

As of the end of the reporting period, corporate earnings downgrades have outnumbered upgrades, causing a negative turn in market momentum. If this trend persists, we believe the markets could remain under pressure until greater earnings visibility emerges. As always, we have remained true to our value-oriented approach, which seeks opportunities among stocks of fundamentally sound companies we believe are selling at attractive prices.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC.— Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by D. Kirk Henry and William S. Patzer,
Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 3.32%, and the fund’s Investor shares produced a total return of 3.21% ..1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (the “Index”), the fund’s benchmark, provided a total return of 8.26% for the same period.2

The emerging equity markets represented one of the few bright spots in the global financial markets during the reporting period, as robust regional economic growth stood in stark contrast to slowing U.S. and European economies. The fund’s returns fell short of its benchmark, primarily due to disappointing security selection in Taiwan and South Korea and limited exposure to Brazilian materials stocks.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

Since June 30, 2005, the fund generally invests most of its cash inflows (purchases of fund shares and reinvested distributions) in accordance with a core investment style. The fund’s portfolio as of June 30, 2005, was invested in companies the investment adviser considered to be “value” companies. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Index.

The allocation of cash inflows and outflows will be at the discretion of the investment adviser depending on the circumstances; however, under normal circumstances, generally between 90% and 100% of cash inflows will be allocated to the core investment style.We believe that by implementing a core investment style with respect to such assets, the fund may take advantage of investment opportunities in emerging markets that may not fall within the value-oriented investment style previously employed for the fund’s entire portfolio.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selec-tion.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach.We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Strong Domestic Economies Bolstered the
Emerging Markets

After producing stellar returns over the past five years, emerging equity markets moderated during the reporting period, largely in response to uncertainty surrounding deteriorating economies and a credit crisis in the developed world. However, because many emerging markets have built new industrial infrastructures and increased domestic consumption, they appear to be less sensitive to economic conditions occurring in developed markets.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

Although the fund participated in the emerging markets’ rise, it lagged its benchmark due to disappointments in several markets. In Taiwan, United Microelectronics and Quanta Computer came under pressure due to weaker customer demand. Among Taiwanese banks, Sinopac Financial’s exposure to structured debt overshadowed stronger brokerage operations. In South Korea, banks such as Kookmin Bank and Korea Exchange Bank generally faltered amid speculation that the government would increase the general provision threshold for loans. Retailer Lotte Shopping suffered as a result of slower consumer spending. In Brazil, the fund’s limited exposure to richly valued metals-and-mining stocks hindered its relative performance.

The fund achieved better results in India, Russia and Malaysia. The State Bank of India gained value as local interest rates appeared to peak while credit demand and economic forecasts remain above trend. In addition, Indian oil refiners BPCL and HPCL advanced on rumors of a significant gasoline price increase. The fund fared well in Russia, largely through underweighted positions in oil and gas companies that retreated in early 2008. Malaysia’s stock market rallied when the government adopted plans to expand investments in infrastructure projects and public works. In addition, Malaysian planta-

tion owner Sime Darby gained value due to higher demand for palm oil as an alternative energy source.

Emerging Markets in Transition

Since November 2007, we have seen a considerable shift in the emerging markets as investors responded to developments in other parts of the world. As of the reporting period’s end, the emerging markets appear to be in a transition phase.While it is possible for the markets’ recently stellar returns to continue or for sharp price declines to occur, it seems more likely to us that broad rotations within the market may lead to more normalized returns. In our judgment, the fund’s current tilt toward smaller companies we believe are attractively valued positions it well for a more moderate investment environment.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by Sean P. Fitzgibbon and John F.
Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Balanced Fund’s Class M shares produced a total return of –1.57% and Investor shares produced –1.73% .1 In comparison, the fund’s benchmark, a blended index composed of 60% Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and 40% Lehman Brothers U.S. Aggregate Index, produced a –3.01% total return for the same period.2 Separately, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index produced total returns of –8.79% and 5.67%, respectively, for the same period.

Stocks and many sectors of the bond market suffered during the reporting period amid an intensifying credit crisis and U.S. economic slowdown. Riskier asset classes were particularly hard hit, while U.S.Treasury securities fared relatively well.The fund outperformed its blended benchmark, primarily due to our stock selection strategy and a defensive fixed-income posture.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income producing bonds, Mellon Small Cap Stock Fund, Mellon Mid Cap Stock Fund, Mellon International Fund and Mellon Emerging Markets Fund (collectively, the “Mellon Funds”).The fund has established target allocations of 60% to equity securities and 40% to bonds and money market instruments.The fund may deviate from these targets within ranges of 15% above or below the target amount. The fund’s investments in each of the Mellon Funds are subject to a separate limit of 20% of the fund’s total assets, as is the fund’s investment in money market instruments.

In the fund’s equity portfolio, individual stocks are chosen using a computer model, fundamental analysis and risk management techniques. Our computer model identifies and ranks stocks within each industry or sector based on value, earnings growth and the financial health of the company.

In the fund’s fixed-income portfolio, investments in debt securities must be of investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio duration of bonds will not exceed eight years.We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

Stocks and Bonds Suffered in a Credit Crisis

Stocks generally posted negative absolute returns and higher-yielding sectors of the bond market produced lackluster results over the reporting period due to a sharp downturn in the U.S. economy and an intensifying credit crunch stemming from turmoil among sub-prime mortgages. Declining housing values, surging energy and food prices and slower consumer spending weighed on investor psychology. However, the ensuing “flight to quality” supported greater demand for U.S. Treasury securities, which gained value for the fund and its fixed-income benchmark.

Stock and Bond Portfolios Bolstered Relative
Performance

Technology stocks ranked among the stronger contributors to the fund’s relative performance. Weakening business momentum led us to reduce the fund’s exposure to the technology sector over the reporting period, enabling the fund to avoid the brunt of its weakness. In the energy sector, the fund benefited from independent oil and gas producers, such as XTO Energy and Chesapeake Energy, which rose in

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

response to soaring oil prices. The fund also achieved strong results from consumer discretionary companies experiencing turnarounds, such as retailers The Gap and The TJX Companies, while avoiding those with greater sensitivity to consumer spending. In the hard-hit financials sector, the fund avoided many of the companies most undermined by exposure to sub-prime mortgages. The health care sector was the fund’s only significantly underperforming sector, largely due to disappointing clinical trials of a cholesterol drug from pharmaceutical giants Merck & Co. and Schering-Plough.

Among the fund’s allocation to bonds, a generally neutral sector allocation strategy enabled the fund to participate fully in the strength of U.S.Treasury securities.We also focused on higher-quality securities in other areas, including investment-grade corporate bonds and highly rated mortgage-backed “pass-through” securities that held up relatively well during the downturn. The fund held no sub-prime or “Alt-A” mortgage-backed securities, which were at the epicenter of the credit crisis. Our interest-rate strategies also added value as yield differences narrowed along the bond market’s maturity range. Relatively short durations among corporate bonds and slightly long durations among U.S. Treasury securities boosted the fund’s exposure to the stronger-performing segments of each market.

Maintaining Caution in Volatile Markets

As of the reporting period’s end, the U.S. economy has continued to deteriorate and the credit crisis has intensi-fied.Therefore, we have maintained defensive investment postures in the fund’s stock and bond portfolios. While we have begun to find value-oriented opportunities in both markets, we have held off on taking advantage of them until we see more convincing evidence that the worst of the downturn is behind us.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Lehman Brothers U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

† Expenses are equal to the BNY Mellon Large Cap Stock Fund’s annualized expense ratio of .79% for Class M and 1.04% for Investor Shares, BNY Mellon Income Stock
Fund .84% for Class M and 1.10% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.16% for Investor Shares and 1.91% for Dreyfus Premier
Shares, BNY Mellon Small Cap Stock Fund 1.00% for Class M and 1.27% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 1.56% for Class M and
2.24% for Investor Shares, BNY Mellon International Fund 1.10% for Class M and 1.35% for Investor Shares, BNY Mellon Emerging Markets Fund 1.52% for Class M and
1.77% for Investor Shares and BNY Mellon Balanced Fund .57% for Class M and .90% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds 19

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

† Expenses are equal to the BNY Mellon Large Cap Stock Fund’s annualized expense ratio of .79% for Class M and 1.04% for Investor Shares, BNY Mellon Income Stock
Fund .84% for Class M and 1.10% for Investor Shares, BNY Mellon Mid Cap Stock Fund .90% for Class M, 1.16% for Investor Shares and 1.91% for Dreyfus Premier
Shares, BNY Mellon Small Cap Stock Fund 1.00% for Class M and 1.27% for Investor Shares, BNY Mellon U.S. Core Equity 130/30 Fund 1.56% for Class M and
2.24% for Investor Shares, BNY Mellon International Fund 1.10% for Class M and 1.35% for Investor Shares, BNY Mellon Emerging Markets Fund 1.52% for Class M and
1.77% for Investor Shares and BNY Mellon Balanced Fund .57% for Class M and .90% for Investor Shares, multiplied by the respective fund's average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Large Cap Stock Fund

Common Stocks—99.4%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—10.4%			Financial (continued)
Apollo Group, Cl. A	243,730 [a,b]	14,960,147	Citigroup	499,699	11,847,863
Best Buy	330,080 [a]	14,196,741	CME Group	37,880	19,443,804
Discovery Holding, Cl. A	372,920 [b]	8,416,804	Goldman Sachs Group	155,280	26,340,146
Gap	838,040	16,903,267	JPMorgan Chase & Co.	1,057,286	42,978,676
Johnson Controls	385,470 [a]	12,666,544	MetLife	494,880	28,831,709
McDonald’s	196,500	10,632,615	Morgan Stanley	383,610	16,157,653
News, Cl. B	1,220,960 [a]	23,332,546	PNC Financial
NIKE, Cl. B	148,990	8,969,198	Services Group	235,160	14,445,879
Omnicom Group	624,950	27,916,517	State Street	220,560	17,324,988
Ross Stores	277,510	7,728,653	U.S. Bancorp	558,400	17,879,968
Starwood Hotels			Wells Fargo & Co.	825,240 [a]	24,121,765
& Resorts Worldwide	287,600	13,612,108			303,802,235
TJX Cos.	504,080 [a]	16,130,560	Health Care—12.3%
Viacom, Cl. B	306,010 [b]	12,163,897	Baxter International	385,490	22,751,620
		187,629,597	Becton, Dickinson & Co.	131,080	11,852,254
Consumer Staples—10.8%			CIGNA	335,880	14,973,530
Altria Group	544,760	39,843,746	Covidien	212,490	9,092,447
Coca-Cola Enterprises	659,830	16,119,647	Hospira	382,500 [b]	16,279,200
ConAgra Foods	647,780	14,315,938	Johnson & Johnson	468,000	28,997,280
CVS Caremark	743,200	30,010,416	Medtronic	315,840	15,589,862
Kroger	938,810	22,766,143	Merck & Co.	659,320	29,207,876
PepsiCo	191,847	13,344,877	Pfizer	1,129,670	25,169,048
Procter & Gamble	1	66	Schering-Plough	689,190	14,955,423
SUPERVALU	354,490	9,305,362	St. Jude Medical	259,260 [b]	11,142,995
SYSCO	320,800	9,001,648	Thermo Fisher Scientific	395,790 [b]	22,136,535
Wal-Mart Stores	803,314	39,836,341			222,148,070
		194,544,184	Industrial—12.4%
Energy—13.0%			Cooper Industries, Cl. A	195,740 [a]	8,207,378
Anadarko Petroleum	179,560	11,445,154	Eaton	256,180	20,655,793
Chesapeake Energy	560,620	25,351,236	Emerson Electric	403,220	20,548,091
Chevron	363,130	31,468,846	General Electric	1,323,246	43,852,372
ConocoPhillips	601,440	49,745,102	Goodrich	250,490	14,836,523
ENSCO International	382,390 [a]	22,882,218	L-3 Communications Holdings	248,390	26,401,373
Hess	262,700	24,478,386	Lockheed Martin	174,900	18,049,680
Marathon Oil	336,930	17,911,199	Terex	183,810 [b]	12,397,985
National Oilwell Varco	202,670 [a,b]	12,626,341	Textron	396,520	21,479,488
Valero Energy	145,470	8,403,802	Tyco International	544,370	21,807,462
XTO Energy	481,075	29,687,138	United Technologies	149,670	10,553,232
		233,999,422	US Airways Group	438,680 [b]	5,439,632
Financial—16.8%					224,229,009
American International Group	500,930	23,473,580	Information Technology—13.6%
Bank of America	920,155 [a]	36,566,960	Accenture, Cl. A	266,530	9,395,182
Chubb	479,160	24,389,244	Amphenol, Cl. A	231,310	8,551,531

The Funds 21

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan.At February 29, 2008, the total market value of the fund’s securities on loan is $52,356,262 and the total market value of the collateral held by the fund is $56,817,266.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)	†

		Value (%)		Value (%)

Financial		16.8	Consumer Discretionary	10.4
Information Technology		13.6	Money Market Investments	4.9
Energy		13.0	Materials	3.7
Industrial		12.4	Telecommunication Services	3.2
Health Care		12.3	Utilities	3.2
Consumer Staples		10.8		104.3

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Income Stock Fund

Common Stocks—100.0%	Shares	Value ($)		Shares	Value ($)

Banking—3.2%			Financial (continued)
Bank of America	213,588	8,487,987	Freddie Mac	22,780	573,600
Consumer Discretionary—8.3%			Genworth Financial, Cl. A	56,900	1,318,942
Johnson Controls	47,430	1,558,550	Goldman Sachs Group	14,490	2,457,939
Lowe’s Cos.	54,200	1,299,174	Invesco	57,880 [b]	1,482,306
Macy’s	42,110	1,039,275	JPMorgan Chase & Co.	185,749	7,550,697
McDonald’s	26,940	1,457,723	Lincoln National	86,210	4,406,193
News, Cl. A	396,910	7,307,113	Merrill Lynch & Co.	50,970 [b]	2,526,073
Omnicom Group	114,710	5,124,096	Morgan Stanley	36,170	1,523,480
TJX Cos.	73,910	2,365,120	PNC Financial Services Group	35,390	2,174,008
Viacom, Cl. B	37,230 [a]	1,479,893	Principal Financial Group	33,200 [b]	1,833,636
		21,630,944	Prudential Financial	22,490 [b]	1,641,095
Consumer Staples—11.4%			State Street	35,980 [b]	2,826,229
Altria Group	136,610	9,991,655	T. Rowe Price Group	26,640	1,346,119
Cadbury Schweppes, ADR	81,320	3,647,202	Travelers Cos.	61,331	2,846,372
Coca-Cola	22,850	1,335,811	U.S. Bancorp	58,286	1,866,318
CVS Caremark	77,070	3,112,087	Wachovia	44,540	1,363,815
Kraft Foods, Cl. A	149,930	4,673,318	Wells Fargo & Co.	177,340 [b]	5,183,648
Procter & Gamble	75,950	5,026,371			59,501,376
Wal-Mart Stores	40,940	2,030,215	Health Care—9.0%
		29,816,659	Abbott Laboratories	134,240	7,188,552
Energy—16.1%			Baxter International	60,550	3,573,661
Chevron	69,486	6,021,657	Merck & Co.	120,470	5,336,821
Devon Energy	67,080	6,890,458	Pfizer	141,018	3,141,881
EOG Resources	18,640	2,217,974	Wyeth	96,629	4,214,957
Exxon Mobil	97,946	8,522,281			23,455,872
Marathon Oil	75,250	4,000,290	Industrial—8.4%
Occidental Petroleum	82,370	6,372,967	Eaton	37,830	3,050,233
Schlumberger	17,520	1,514,604	Emerson Electric	50,280	2,562,269
Valero Energy	25,200	1,455,804	General Electric	210,912	6,989,624
XTO Energy	80,687	4,979,195	Honeywell International	61,040	3,512,242
		41,975,230	United Technologies	38,906	2,743,262
Financial—22.7%			Waste Management	98,630	3,238,023
American International Group	99,470	4,661,164			22,095,653
Ameriprise Financial	27,100	1,372,344	Information Technology—5.2%
Capital One Financial	17,507 [b]	805,847	Accenture, Cl. A	42,980	1,515,045
Chubb	40,750	2,074,175	Automatic Data Processing	70,950	2,834,453
Citigroup	198,455	4,705,368	Cisco Systems	90,830 [a]	2,213,527
Fannie Mae	47,060	1,301,209	Hewlett-Packard	29,700	1,418,769
Fidelity National Financial, Cl. A	94,310	1,660,799	Intel	67,420	1,345,029

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Information Technology (continued)			Utilities (continued)
International Business Machines	13,420	1,528,001	FPL Group	56,660	3,416,031
Microsoft	46,660	1,270,085	NRG Energy	82,910 [a,b]	3,421,696
QUALCOMM	33,000	1,398,210	Southern	105,270 [b]	3,634,973
		13,523,119			19,747,305
Materials—2.3%			Total Common Stocks
Air Products & Chemicals	16,100	1,470,413	(cost $231,673,206)		261,448,790

Dow Chemical	44,170	1,664,767	Investment of Cash Collateral
Freeport-McMoRan Copper & Gold	20,060 [b]	2,023,252	for Securities Loaned—7.9%

Monsanto	6,750	780,840	Registered Investment Company;
		5,939,272	Dreyfus Institutional Cash
Telecommunication Services—5.8%			Advantage Plus Fund
AT & T	285,215	9,934,038	(cost $20,579,864)	20,579,864 [c]	20,579,864

Verizon Communications	120,881	4,390,398
			Total Investments
Windstream	80,862	950,937	(cost $252,253,070)	107.9%	282,028,654
		15,275,373
Utilities—7.6%			Liabilities, Less Cash
			and Receivables	(7.9%)	(20,533,073)
Entergy	40,630	4,174,326
Exelon	68,140	5,100,279	Net Assets	100.0%	261,495,581

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At February 29, 2008, the total market value of the fund’s securities on loan is $19,177,554 and the total market value of the collateral held by the fund is $20,579,864.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	22.7	Utilities	7.6
Energy	16.1	Telecommunication Services	5.8
Consumer Staples	11.4	Information Technology	5.2
Health Care	9.0	Banking	3.2
Industrial	8.4	Materials	2.3
Consumer Discretionary	8.3
Money Market Investment	7.9		107.9

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF OPTIONS WRITTEN
February 29, 2008 (Unaudited)

	Face Amount
	Covered by
BNY Mellon Income Stock	Contracts (S)	Value ($)

Call Options:
Exxon Mobil, April 2008 @ 90	97,000	(213,400)
Verizon Communications, March 2008 @ 40	12,800	(1,536)
Verizon Communications, April 2008 @ 40	108,000	(39,960)
(Premiums received $215,111)		(254,896)

See notes to financial statements.

The Funds 25

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Mid Cap Stock Fund

Common Stocks—98.5%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—13.1%			Energy (continued)
Abercrombie & Fitch, Cl. A	104,300	8,086,379	Frontier Oil	160,700	5,738,597
Apollo Group, Cl. A	68,610 [a,b]	4,211,282	Newfield Exploration	154,160 [a,b]	8,537,381
Children’s Place Retail Stores	360,200 [a,b]	7,693,872	Oceaneering International	119,750 [b]	7,185,000
Darden Restaurants	463,000	14,274,290	PetroHawk Energy	501,500 [b]	9,067,120
Dick’s Sporting Goods	395,800 [a,b]	10,916,164	Plains Exploration & Production	164,800 [a,b]	8,899,200
Dollar Tree Stores	435,600 [b]	11,687,148	Quicksilver Resources	381,200 [b]	13,113,280
Focus Media Holding, ADR	165,700 [b]	8,346,309	Range Resources	176,800 [a]	10,816,624
Gentex	587,110 [a]	9,464,213	Southwestern Energy	395,600 [b]	25,804,988
Gildan Activewear	321,500 [b]	12,123,765	Superior Energy Services	288,500 [b]	11,739,065
ITT Educational Services	41,900 [a,b]	2,313,718			174,800,517
Life Time Fitness	379,300 [a,b]	11,022,458	Financial—14.8%
MDC Holdings	120,200	5,033,976	AllianceBernstein Holding	104,400	6,478,020
New Oriental Education &			Allied World
Technology Group, ADR	140,100 [b]	8,735,235	Assurance Holdings	158,100	6,885,255
O’Reilly Automotive	287,800 [a,b]	7,759,088	AMB Property	168,900 [a]	8,475,402
Penn National Gaming	180,100 [a,b]	8,253,983	Annaly Capital Management	448,300	9,275,327
Phillips-Van Heusen	253,500 [a]	9,255,285	Astoria Financial	289,550 [a]	7,577,523
Ryland Group	192,310 [a]	5,440,450	Bank of Hawaii	235,300 [a]	11,299,106
Saks	499,700 [a,b]	7,775,332	Digital Realty Trust	285,100 [a]	10,235,090
Scientific Games, Cl. A	345,200 [a,b]	7,135,284	E*TRADE FINANCIAL	775,700 [a,b]	3,312,239
Tenneco	176,100 [b]	4,446,525	FCStone Group	181,400 [a,b]	8,460,496
Texas Roadhouse, Cl. A	512,900 [a,b]	4,769,970	Federated Investors, Cl. B	174,820 [a]	7,094,196
Thor Industries	303,890 [a]	9,262,567	FelCor Lodging Trust	395,901	4,996,271
Tupperware Brands	355,700 [a]	12,975,936	Fidelity National
Urban Outfitters	495,970 [a,b]	14,274,017	Financial, Cl. A	537,700	9,468,897
		205,257,246	First Industrial Realty Trust	177,800 [a]	5,401,564
Consumer Staples—2.7%			Hudson City Bancorp	489,600	7,769,952
Clorox	118,400	6,889,696	IntercontinentalExchange	64,900 [a,b]	8,456,470
Energizer Holdings	128,400 [b]	11,919,372	Nationwide Health Properties	377,400 [a]	11,446,542
Hansen Natural	296,590 [a,b]	12,308,485	New York Community Bancorp	924,800	15,101,984
Smithfield Foods	425,000 [a,b]	11,708,750	Old Republic International	857,860	11,769,839
		42,826,303	Rayonier	326,186 [a]	13,879,214
Energy—11.2%			Reinsurance Group of America	156,500 [a]	8,562,115
Arch Coal	119,900 [a]	6,125,691	Synovus Financial	1,072,000 [a]	12,360,160
Cameron International	197,830 [b]	8,403,818	Taubman Centers	143,300 [a]	6,985,875
Consol Energy	148,210	11,260,996	Validus Holdings	492,900 [a]	12,243,636
Denbury Resources	581,900 [a,b]	18,556,791	W.R. Berkley	430,950 [a]	12,407,050
Dril-Quip	129,100 [a,b]	6,039,298	Waddell & Reed
FMC Technologies	191,400 [a,b]	10,844,724	Financial, Cl. A	345,500	10,827,970
Forest Oil	256,800 [a,b]	12,667,944			230,770,193

BNY Mellon Mid Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care—13.4%			Industrial (continued)
Barr Pharmaceuticals	185,900 [b]	8,765,185	Textron	173,400	9,393,078
C.R. Bard	93,800 [a]	8,891,302	URS	309,330 [b]	12,459,812
Cephalon	223,900 [a,b]	13,510,126			236,228,426
Community Health Systems	374,900 [a,b]	11,648,143	Information Technology—12.9%
Covance	155,650 [b]	13,138,416	Activision	418,200 [b]	11,395,950
Dentsply International	393,630	15,367,315	Akamai Technologies	181,300 [a,b]	6,374,508
Health Net	332,900 [b]	14,627,626	Alliance Data Systems	293,300 [a,b]	14,849,779
Henry Schein	132,430 [a,b]	7,921,963	Amphenol, Cl. A	514,020	19,003,319
Hologic	336,004 [a,b]	20,264,401	Atheros Communications	283,900 [a,b]	6,904,448
Intuitive Surgical	46,400 [b]	13,081,088	Avnet	335,400 [a,b]	11,306,334
Invitrogen	158,710 [a,b]	13,409,408	CommScope	275,800 [a,b]	11,550,504
Millennium Pharmaceuticals	1,020,100 [a,b]	14,271,199	Cypress Semiconductor	426,100 [a,b]	9,263,414
Owens & Minor	173,010	7,434,240	DST Systems	177,200 [a,b]	12,450,072
Pediatrix Medical Group	131,430 [b]	8,675,694	Equinix	60,100 [a,b]	4,167,935
Perrigo	341,550 [a]	11,414,601	FactSet Research Systems	65,620 [a]	3,454,237
Pharmaceutical Product Development	342,600 [a]	15,440,982	Global Payments	300,500 [a]	11,920,835
WellCare Health Plans	224,100 [a,b]	10,698,534	Harris	333,900	16,304,337
		208,560,223	McAfee	471,600 [b]	15,690,132
Industrial—15.1%			National Semiconductor	376,600	6,202,602
AGCO	250,860 [b]	16,270,780	NCR	283,800 [a,b]	6,289,008
Alliant Techsystems	112,700 [a,b]	11,826,738	Synopsys	486,300 [b]	11,287,023
AMETEK	319,750	13,618,153	Western Digital	511,500 [a,b]	15,790,005
BE Aerospace	281,700 [b]	9,662,310	Wright Express	270,400 [a,b]	7,825,376
Brink’s	199,300	13,339,149			202,029,818
Chicago Bridge & Iron			Materials—7.0%
(NY Shares)	190,760	8,874,155	Airgas	281,600	13,682,944
Con-way	132,400	5,999,044	Albemarle	309,800	11,753,812
Corrections Corp. of America	454,700 [b]	12,213,242	Carpenter Technology	179,800	11,296,834
Dun & Bradstreet	125,900	10,996,106	Celanese, Ser. A	260,100 [a]	10,117,890
Equifax	191,100 [a]	6,539,442	CF Industries Holdings	130,500	15,931,440
Flowserve	180,800	19,689,120	Cleveland-Cliffs	142,000 [a]	16,963,320
Goodrich	97,400	5,769,002	Martin Marietta Materials	62,590 [a]	6,734,684
Lincoln Electric Holdings	63,160	4,240,562	Pactiv	284,300 [b]	7,198,476
Manitowoc	183,290 [a]	7,467,235	Steel Dynamics	142,030 [a]	8,274,668
Quanta Services	232,000 [a,b]	5,540,160	Terra Industries	150,300 [a,b]	6,795,063
Republic Services	511,280	15,609,378			108,749,131
Rockwell Collins	132,700	7,816,030	Telecommunication Services—1.0%
Roper Industries	250,900 [a]	14,150,760	NII Holdings	204,200 [b]	8,112,866
SPX	158,900	16,255,470	SBA Communications, Cl. A	243,000 [b]	7,545,150
Terex	126,000 [a,b]	8,498,700			15,658,016

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan.At February 29, 2008, the total market value of the fund’s securities on loan is $372,408,903 and the total market value of the collateral held by the fund is $395,495,248, consisting of cash collateral of $395,318,548 and U.S. Government and agency securities valued at $176,700.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	27.1	Energy	11.2
Industrial	15.1	Utilities	7.3
Financial	14.8	Materials	7.0
Health Care	13.4	Consumer Staples	2.7
Consumer Discretionary	13.1	Telecommunication Services	1.0
Information Technology	12.9		125.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Small Cap Stock Fund

Common Stocks—94.2%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—12.8%			Energy (continued)
Aeropostale	106,900 [a]	2,871,334	Helix Energy Solutions Group	88,500 [a,b]	3,116,970
BJ’s Restaurants	120,000 [a,b]	1,627,200	ION Geophysical	359,600 [a,b]	4,779,084
Children’s Place Retail Stores	128,600 [a,b]	2,746,896	Massey Energy	94,200 [b]	3,604,092
Coldwater Creek	445,200 [a,b]	2,461,956	Matrix Service	187,600 [a]	3,815,784
Deckers Outdoor	41,700 [a,b]	4,613,688	Oceaneering International	107,000 [a]	6,420,000
DeVry	59,600 [b]	2,618,824	Patriot Coal	66,900 [a,b]	3,592,530
Exide Technologies	445,700 [a,b]	4,555,054	St. Mary Land & Exploration	74,990	2,765,631
Fossil	165,900 [a,b]	5,338,662	Tetra Technologies	82,900 [a,b]	1,424,222
Gaylord Entertainment	69,600 [a,b]	2,094,264	Unit	109,030 [a]	6,013,004
Iconix Brand Group	233,500 [a,b]	4,852,130	W-H Energy Services	38,000 [a,b]	2,389,060
INVESTools	221,000 [a,b]	2,556,970	Willbros Group	116,900 [a,b]	4,004,994
Jack in the Box	152,600 [a]	4,008,802			58,593,346
Life Time Fitness	160,600 [a,b]	4,667,036	Financial—12.4%
LKQ	144,900 [a,b]	3,077,676	AmTrust Financial Services	181,800	3,036,060
MDC Holdings	61,600	2,579,808	Aspen Insurance Holdings	203,100	5,877,714
Men’s Wearhouse	59,100 [b]	1,361,664	Astoria Financial	191,750	5,018,097
Morgans Hotel Group	156,800 [a,b]	2,405,312	Bank of Hawaii	65,100 [b]	3,126,102
New Oriental Education &			E*TRADE FINANCIAL	593,700 [a,b]	2,535,099
Technology Group, ADR	42,700 [a]	2,662,345	East West Bancorp	113,900 [b]	2,142,459
Phillips-Van Heusen	62,800 [b]	2,292,828	Entertainment Properties Trust	32,000 [b]	1,499,840
Ryland Group	62,800 [b]	1,776,612	Essex Property Trust	27,400 [b]	2,878,096
Tupperware Brands	190,700 [b]	6,956,736	FCStone Group	79,300 [a,b]	3,698,552
Vail Resorts	102,300 [a,b]	4,629,075	FelCor Lodging Trust	282,020 [b]	3,559,092
WMS Industries	146,300 [a,b]	5,555,011	First Midwest Bancorp	81,940 [b]	2,134,537
		78,309,883	Investment Technology Group	81,300 [a,b]	3,786,954
Consumer Staples—5.2%			Kilroy Realty	38,800 [b]	1,840,284
Boston Beer, Cl. A	87,200 [a,b]	3,109,552	Lexington Realty Trust	73,800 [b]	1,067,886
Chattem	87,700 [a,b]	6,831,830	National Retail Properties	243,800 [b]	5,046,660
Chiquita Brands International	301,500 [a,b]	6,171,705	Philadelphia Consolidated Holding	60,500 [a]	2,052,160
Darling International	198,800 [a,b]	2,763,320	Senior Housing Properties Trust	83,400 [b]	1,773,918
Flowers Foods	87,200 [b]	1,975,952	Signature Bank	147,840 [a,b]	3,917,760
Hain Celestial Group	41,900 [a,b]	1,131,300	StanCorp Financial Group	68,850 [b]	3,379,847
Herbalife	79,100	3,308,753	Susquehanna Bancshares	169,900 [b]	3,379,311
Ralcorp Holdings	31,500 [a,b]	1,746,675	Texas Capital Bancshares	222,600 [a,b]	3,330,096
TreeHouse Foods	144,200 [a,b]	3,196,914	Trustco Bank	317,300 [b]	2,744,645
United Natural Foods	101,700 [a,b]	1,720,764	UCBH Holdings	277,400 [b]	3,131,846
		31,956,765	Washington Federal	134,300 [b]	3,048,610
Energy—9.6%			Whitney Holding	68,100 [b]	1,635,081
Atwood Oceanics	36,800 [a,b]	3,425,712			75,640,706
Cabot Oil & Gas	126,200	6,278,450	Health Care—10.7%
Forest Oil	79,100 [a]	3,902,003	Alpharma, Cl. A	137,100 [a,b]	3,452,178
Foundation Coal Holdings	53,000	3,061,810	Amedisys	28,000 [a]	1,197,840

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Industrial (continued)
American Medical Systems Holdings	78,700 [a,b]	1,148,233	Manitowoc	68,820 [b]	2,803,727
AMERIGROUP	61,300 [a,b]	2,206,800	Shaw Group	117,290 [a,b]	7,551,130
AmSurg	175,100 [a,b]	4,218,159	Taser International	169,300 [a,b]	1,908,011
ArthroCare	33,700 [a,b]	1,353,055	Teledyne Technologies	37,230 [a,b]	1,653,012
Chemed	31,500	1,502,865	Toro	53,600 [b]	2,582,448
Dionex	19,200 [a]	1,417,344	United Stationers	50,900 [a,b]	2,512,424
Haemonetics	27,100 [a]	1,574,510	URS	130,270 [a,b]	5,247,276
Healthways	40,000 [a,b]	1,374,000	Waste Connections	180,900 [a,b]	5,492,124
IDEXX Laboratories	65,880 [a,b]	3,654,364	Watson Wyatt Worldwide, Cl. A	104,300 [b]	5,533,115
Immucor	76,000 [a,b]	2,264,800			93,596,862
Inventiv Health	139,100 [a,b]	4,423,380	Information Technology—15.9%
Lifecell	40,100 [a,b]	1,618,035	Anixter International	37,360 [a,b]	2,442,970
Meridian Bioscience	54,900 [b]	1,881,423	ANSYS	166,060 [a,b]	6,205,662
Merit Medical Systems	216,400 [a]	3,429,940	Arris Group	227,800 [a,b]	1,309,850
Owens & Minor	162,600	6,986,922	Atheros Communications	79,840 [a,b]	1,941,709
Pediatrix Medical Group	165,400 [a]	10,918,054	Blackbaud	175,100	4,577,114
Regeneron Pharmaceuticals	67,900 [a,b]	1,342,383	Blue Coat Systems	45,500 [a,b]	1,068,340
Sunrise Senior Living	51,500 [a,b]	1,410,070	Brightpoint	329,460 [a,b]	3,406,616
WellCare Health Plans	103,400 [a,b]	4,936,316	Checkpoint Systems	120,800 [a]	2,923,360
West Pharmaceutical Services	72,900	3,010,770	Comtech Telecommunications	94,500 [a,b]	4,099,410
		65,321,441	Concur Technologies	53,100 [a]	1,552,644
Index—.8%			Equinix	37,800 [a,b]	2,621,430
iShares Nasdaq Biotechnology			FactSet Research Systems	41,050 [b]	2,160,872
Index Fund	61,100 [b]	4,658,264	FLIR Systems	144,000 [a,b]	4,098,240
Industrial—15.4%			Harmonic	306,500 [a]	2,730,915
Acuity Brands	98,900 [b]	4,392,149	Informatica	358,200 [a,b]	6,254,172
Alaska Air Group	105,400 [a,b]	2,571,760	Itron	88,100 [a,b]	8,398,573
AZZ	58,100 [a]	2,057,902	j2 Global Communications	58,200 [a,b]	1,252,464
Barnes Group	107,000 [b]	2,433,180	JDA Software Group	163,100 [a,b]	2,784,117
BE Aerospace	74,000 [a]	2,538,200	ManTech International, Cl. A	92,900 [a]	4,095,032
Brady, Cl. A	66,700 [b]	2,039,686	Micros Systems	76,600 [a]	2,454,264
Corrections Corp. of America	123,700 [a]	3,322,582	Microsemi	218,900 [a,b]	4,761,075
Curtiss-Wright	97,300 [b]	4,092,438	Moog, Cl. A	48,100 [a,b]	1,974,024
DRS Technologies	59,500 [b]	3,337,355	Net 1 UEPS Technologies	116,800 [a,b]	3,398,880
EMCOR Group	111,100 [a,b]	2,676,399	Skyworks Solutions	653,600 [a,b]	5,398,736
EnPro Industries	108,000 [a,b]	3,189,240	Synaptics	73,000 [a,b]	1,955,670
FTI Consulting	53,500 [a]	3,397,250	THQ	93,600 [a,b]	1,751,256
Healthcare Services Group	162,800 [b]	3,220,184	Trimble Navigation	134,400 [a]	3,674,496
Kaydon	98,200 [b]	4,194,122	Varian Semiconductor
Kirby	125,000 [a]	5,635,000	Equipment Associates	89,405 [a,b]	3,020,101
Landstar System	66,020	3,062,008	Wright Express	155,440 [a,b]	4,498,434
Lennox International	163,500	6,154,140			96,810,426

BNY Mellon Small Cap Stock Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Materials—4.4%			Utilities (continued)
AptarGroup	70,000 [b]	2,623,600	UGI	242,900	6,220,669
Century Aluminum	32,000 [a,b]	2,116,160			33,118,142
Coeur d’Alene Mines	808,100 [a,b]	3,895,042	Total Common Stocks
H.B. Fuller	150,300 [b]	3,419,325	(cost $569,085,710)		574,224,940

OM Group	115,500 [a,b]	6,991,215
RTI International Metals	29,000 [a]	1,591,230	Other Investment—4.6%

Steel Dynamics	60,400 [b]	3,518,904	Registered Investment Company;
Texas Industries	41,800 [b]	2,407,680	Dreyfus Institutional Preferred
		26,563,156	Plus Money Market Fund
Telecommunication Services—1.6%			(cost $27,998,000)	27,998,000 [c]	27,998,000

Alaska Communications			Investment of Cash Collateral
Systems Group	455,420 [b]	5,159,909	for Securities Loaned—35.9%

SBA Communications, Cl. A	144,800 [a,b]	4,496,040
			Registered Investment Company;
		9,655,949
			Dreyfus Institutional Cash
Utilities—5.4%			Advantage Plus Fund
Atmos Energy	102,100 [b]	2,654,600	(cost $218,782,655)	218,782,655 [c]	218,782,655

Cleco	228,800 [b]	5,241,808
El Paso Electric	196,600 [a,b]	4,022,436	Total Investments
			(cost $815,866,365)	134.7%	821,005,595
IDACORP	159,700 [b]	4,759,060
ITC Holdings	113,960 [b]	6,074,068	Liabilities, Less Cash and Receivables (34.7%)		(211,501,605)
New Jersey Resources	90,100 [b]	4,145,501	Net Assets	100.0%	609,503,990

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At Febuary 29, 2008, the total market value of the fund’s securities on loan is $200,007,686 and the total market value of the collateral held by the fund is $219,072,755, consisting of cash collateral of $218,782,655 and U.S. Government and agency securities valued at $290,100.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	40.5	Utilities	5.4
Information Technology	15.9	Consumer Staples	5.2
Industrial	15.4	Materials	4.4
Consumer Discretionary	12.8	Telecommunication Services	1.6
Financial	12.4	Index	.8
Health Care	10.7
Energy	9.6		134.7

† Based on net assets.
See notes to financial statements.

The Funds 31

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—123.3%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—13.9%			Energy (continued)
Apollo Group, Cl. A	13,530 [a]	830,471	Unit	12,990 [a,b]	716,398
Autoliv	10,960 [b]	546,904	Valero Energy	17,180 [b]	992,489
Best Buy	17,750 [b]	763,427	XTO Energy	38,657	2,385,523
Discovery Holding, Cl. A	20,110 [a,b]	453,883			16,086,312
Gap	74,540 [b]	1,503,472	Exchange Traded Funds—4.3%
Gildan Activewear	18,520 [a,b]	698,389	Standard & Poor’s Depository
Johnson Controls	34,960 [b]	1,148,786	Receipts (Tr. Ser. 1)	32,780	4,386,620
Marriott International, Cl. A	14,390 [b]	490,699	Financial—16.9%
McDonald’s	10,670 [b]	577,354	American International Group	27,310 [b]	1,279,747
News, Cl. A	25,920	477,187	Bank of America	50,410 [b]	2,003,293
News, Cl. B	22,830	436,281	Chubb	27,540 [b]	1,401,786
O’Reilly Automotive	19,700 [a,b]	531,112	Citigroup	28,720 [b]	680,951
Omnicom Group	40,430 [b]	1,806,008	CME Group	1,960 [b]	1,006,068
Phillips-Van Heusen	5,670 [b]	207,012	Goldman Sachs Group	8,930 [b]	1,514,796
Ross Stores	22,020 [b]	613,257	JPMorgan Chase & Co.	54,030 [b]	2,196,319
TJX Cos.	39,380 [b]	1,260,160	MetLife	28,450 [b]	1,657,497
Viacom, Cl. B	16,890 [a]	671,377	Moody’s	15,500	588,690
Walt Disney	36,330 [b]	1,177,455	Morgan Stanley	20,830 [b]	877,360
		14,193,234	PNC Financial Services Group	12,820	787,533
Consumer Staples—13.8%			State Street	12,420	975,591
Altria Group	34,260 [b]	2,505,776	U.S. Bancorp	30,450	975,009
Cadbury Schweppes, ADR	15,420 [b]	691,587	Wells Fargo & Co.	46,280	1,352,764
Coca-Cola Enterprises	39,090 [b]	954,969			17,297,404
ConAgra Foods	58,400 [b]	1,290,640	Health Care—16.1%
CVS Caremark	55,470 [b]	2,239,879	Baxter International	31,510 [b]	1,859,720
Kroger	48,430 [b]	1,174,427	Becton, Dickinson & Co.	14,210 [b]	1,284,868
Procter & Gamble	16,070 [b]	1,063,513	Charles River Laboratories
SUPERVALU	37,620 [b]	987,525	International	10,660 [a,b]	624,463
SYSCO	37,100 [b]	1,041,026	CIGNA	17,500 [b]	780,150
Wal-Mart Stores	43,170 [b]	2,140,800	Covidien	18,540 [b]	793,327
		14,090,142	Gilead Sciences	19,490 [a,b]	922,267
Energy—15.7%			Hospira	41,650 [a,b]	1,772,624
Anadarko Petroleum	8,330 [b]	530,954	Invitrogen	7,530 [a,b]	636,210
Chesapeake Energy	29,350 [b]	1,327,207	Johnson & Johnson	16,120 [b]	998,795
Chevron	29,830 [b]	2,585,068	Merck & Co.	35,080 [b]	1,554,044
ConocoPhillips	51,550 [b]	4,263,700	Pfizer	62,090 [b]	1,383,365
ENSCO International	19,740 [b]	1,181,242	Schering-Plough	37,690 [b]	817,873
Marathon Oil	11,700 [b]	621,972	St. Jude Medical	14,110 [a]	606,448
Nabors Industries	24,470 [a,b]	771,539	Thermo Fisher Scientific	42,610 [a,b]	2,383,177
National Oilwell Varco	11,400 [a,b]	710,220			16,417,331

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Industrials—15.1%			Information Technology (continued)
Allied Waste Industries	47,220 [a,b]	488,255	McAfee	42,520 [a,b]	1,414,640
Dover	15,330 [b]	636,348	Microsoft	84,290 [b]	2,294,374
Eaton	22,250 [b]	1,794,017	Oracle	51,050 [a,b]	959,740
Emerson Electric	30,780 [b]	1,568,549	QUALCOMM	27,260 [b]	1,155,006
General Electric	77,330 [b]	2,562,716	Symantec	16,990 [a]	286,112
Goodrich	25,670 [b]	1,520,434			17,930,595
L-3 Communications Holdings	7,350 [b]	781,232	Materials—3.0%
Lockheed Martin	15,030 [b]	1,551,096	Air Products & Chemicals	7,955 [b]	726,530
Raytheon	8,830 [b]	572,537	Allegheny Technologies	9,970 [b]	771,180
Terex	12,230 [a,b]	824,914	Freeport-McMoRan Copper & Gold	5,540 [b]	558,764
Textron	21,360 [b]	1,157,071	Rohm & Haas	18,300 [b]	981,063
Tyco International	42,480 [b]	1,701,749			3,037,537
US Airways Group	24,840 [a,b]	308,016	Telecommunication Services—4.1%
		15,466,934	AT & T	74,750 [b]	2,603,543
Information Technology—17.5%			Verizon Communications	44,280 [b]	1,608,250
Accenture, Cl. A	14,530 [b]	512,183			4,211,793
Amphenol, Cl. A	31,000 [b]	1,146,070	Utilities—2.9%
BMC Software	19,010 [a,b]	613,643	PG & E	26,580 [b]	1,001,003
Check Point Software Technologies	29,060 [a,b]	636,995	Sempra Energy	36,440 [b]	1,936,057
Cisco Systems	52,670 [a,b]	1,283,568			2,937,060

EMC	89,280 [a,b]	1,387,411
			Total Investments
Global Payments	19,540 [b]	775,152	(cost $131,709,878)	123.3%	126,054,962
Hewlett-Packard	34,810 [b]	1,662,874
Intel	61,120 [b]	1,219,344	Liabilities, Less Cash and Receivables	(23.3%)	(23,852,074)
International Business Machines	22,690	2,583,483	Net Assets	100.0%	102,202,888

ADR—American Depository Receipts
[a] Non-income producing security.
[b] Partially held by the custodian in a segregated account as collateral for open short positions.

Portfolio Summary	(Unaudited) †

		Value (%)		Value (%)

Information Technology		17.5	Consumer Staples	13.8
Financial		16.9	Exchange Traded Funds	4.3
Health Care		16.1	Telecommunication Services	4.1
Energy		15.7	Materials	3.0
Industrials		15.1	Utilities	2.9
Consumer Discretionary		13.9		123.3

† Based on net assets.
See notes to financial statements.

The Funds 33

STATEMENT OF SECURITIES SOLD SHORT
February 29, 2008 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—27.1%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—6.0%			Health Care (continued)
Carmax	26,620 [a]	488,743	Idexx Laboratories	27,410	1,520,433
CBS, Cl. B	21,250	484,925	Resmed	30,270 [a]	1,225,632
Comcast, Cl. A	50,900	994,586	Stryker	15,110	983,812
Harley-Davidson	19,430	722,019			5,476,367
Lamar Advertising, Cl. A	13,390	510,293	Industrials—3.6%
Orient-Express Hotels	9,540	516,782	Alaska Air Group	12,450 [a]	303,780
Pool	11,010	209,741	Alexander & Baldwin	7,650	336,906
Sally Beauty Holdings	103,290 [a]	790,169	Boeing	10,100	836,179
Sears Holdings	2,850 [a]	272,517	Caterpillar	7,800	564,174
Starbucks	28,160 [a]	506,035	Donaldson	9,840	414,854
Target	12,940	680,773	Fastenal	12,230	497,272
		6,176,583	Fluor	2,690	374,583
Consumer Staples—4.1%			Southwest Airlines	26,720	327,587
Brown-Forman, Cl. B	13,930	888,316			3,655,335
Constellation Brands, Cl. A	24,140 [a]	463,729	Information Technology—4.0%
Flowers Foods	49,750	1,127,335	CommScope	8,020 [a]	335,878
Hain Celestial Group	27,480 [a]	741,960	Juniper Networks	19,580 [a]	525,136
Hormel Foods	21,640	884,210	JDS Uniphase	33,270 [a]	437,501
		4,105,550	Google, Cl. A	1,010 [a]	475,892
Energy—2.2%			Equinix	11,310 [a]	784,349
Baker Hughes	10,370	697,797	Network Appliance	15,420 [a]	333,380
FMC Technologies	17,630 [a]	998,916	National Semiconductor	22,480	370,246
Pioneer Natural Resources	12,360	553,604	Research In Motion	5,490 [a]	569,862
		2,250,317	Riverbed Technology	14,690 [a]	294,681
Financial—.8%					4,126,925
Genworth Financial, Cl. A	16,290	377,602	Materials—.5%
Lehman Brothers Hioldings	9,420	480,326	United States Steel	4,830	523,813
		857,928	Telecommunication Services—.5%
Health Care—5.4%			Metropcs Communications	32,600 [a]	519,970
C.R. Bard	8,910	844,579	Total Securities Sold Short
GlaxoSmithKline, ADR	20,540	901,911	(proceeds $29,830,089)	27.1%	27,692,788

ADR—American Depository Receipts
[a] Non-income producing security.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon International Fund

Common Stocks—96.7%	Shares	Value ($)		Shares	Value ($)

Australia—4.3%			France (continued)
Amcor	2,470,652	16,174,180	Compagnie Generale des
ASX	110,750	4,273,780	Etablissements Michelin, Cl. B	870	85,762
BHP Billiton	421,105	15,419,228	Credit Agricole	674,621	18,358,670
Commonwealth Bank of Australia	90,500	3,499,216	France Telecom	653,351	21,971,857
Computershare	266,491	2,083,911	Lafarge	21,170	3,662,319
Goodman Fielder	1,674,072	2,884,650	Lagardere	127,217	10,036,091
Insurance Australia Group	2,843,133	9,865,473	Peugeot	3,030	230,647
Macquarie Group	30,900	1,505,186	Rhodia	6,651 [a]	166,104
National Australia Bank	573,015	15,148,039	Sanofi-Aventis	587,705	43,601,233
Santos	173,700	2,058,893	Scor	174,920	3,976,759
Sonic Healthcare	142,060	1,880,441	Suez	75,302	4,786,108
Suncorp-Metway	616,018	7,895,959	Thomson	239,155	1,844,016
Tabcorp Holdings	1,048,701	14,788,040	Total	625,232	47,251,074
Westpac Banking	85,200	1,820,496	Total, ADR	11,272	849,796
		99,297,492	Unibail-Rodamco	13,586	3,318,952
Austria—.2%			Valeo	2,862	108,258
OMV	57,600	4,162,569	Vinci	58,600	4,044,124
Belgium—2.3%			Vivendi	202,900	8,018,503
AGFA-Gevaert	3,552	34,207			202,573,851
Colruyt	19,060	4,661,222	Germany—9.3%
Delhaize Group	233,520	17,731,682	Adidas	55,802	3,503,805
Fortis (Strip)	312,558 [a]	4,749	Allianz	75,811	13,308,636
Fortis Group	847,826	18,588,743	BASF	45,743	5,798,137
InBev	71,900	6,481,954	Bayer	46,900	3,574,106
KBC Groep	41,100	5,153,046	Bayerische Motoren Werke	394,100	21,591,154
		52,655,603	Daimler	232,822	19,592,003
Denmark—.5%			Deutsche Bank	34,680	3,857,939
Carlsberg, Cl. B	46,531	5,792,032	Deutsche Post	749,198	24,754,182
Danske Bank	71,900	2,755,639	Deutsche Telekom	831,500	15,809,491
Sydbank	61,750	2,236,269	E.ON	89,252	16,784,962
		10,783,940	Hannover Rueckversicherung	2,960	140,475
Finland—1.2%			Heidelberger Druckmaschinen	384,172	9,127,946
M-real, Cl. B	28,940	97,778	Linde	29,498	3,913,632
Nokia	306,130	11,020,317	MAN	30,100	3,900,348
UPM-Kymmene	921,451	15,932,785	Merck	22,893	2,844,617
		27,050,880	Muenchener
France—8.9%			Rueckversicherungs	110,150	19,249,417
Air France-KLM	67,800	1,825,451	RWE	141,111	17,034,822
AXA	150,630	5,083,232	Salzgitter	13,304	2,330,900
BNP Paribas	172,389	15,498,517	Siemens	126,245	16,127,636
Bouygues	42,850	2,930,674	ThyssenKrupp	96,700	5,552,901
Cap Gemini	87,344	4,799,787	Wincor Nixdorf	42,330	3,378,065
Carrefour	1,790	125,917			212,175,174

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Greece—1.2%			Japan (continued)
Alpha Bank	141,390	4,282,984	Dentsu	1,430	3,291,767
Coca-Cola Hellenic Bottling	105,400	4,640,091	FamilyMart	127,900	3,793,634
National Bank of Greece	99,940	5,441,513	Gunma Bank	382,000	2,591,620
Public Power	280,854	11,974,267	Hokuhoku Financial Group	669,100	1,892,531
		26,338,855	JS Group	510,200	8,667,362
Hong Kong—2.5%			KDDI	992	6,004,048
BOC Hong Kong Holdings	8,186,600	19,727,289	Kobe Steel	657,000	2,042,595
Esprit Holdings	182,600	2,285,435	Konami	72,100	2,385,041
HongKong Electric Holdings	701,000	3,942,775	Kubota	2,743,500	18,344,299
Hutchison Whampoa	1,674,700	15,700,895	Marubeni	709,000	5,352,114
Johnson Electric Holdings	10,799,500	4,997,060	Mitsubishi Gas Chemical	301,000	2,229,977
Wharf Holdings	786,500	3,961,543	Mitsubishi UFJ Financial Group	3,256,300	28,647,090
Yue Yuen Industrial Holdings	2,388,500	7,023,395	Mitsubishi UFJ Lease & Finance	100,180	3,588,436
		57,638,392	Mitsui & Co	315,000	6,833,240
Ireland—.6%			Mitsui OSK Lines	368,000	4,783,462
Allied Irish Banks	223,800	4,577,840	NGK Spark Plug	371,100	5,839,254
Bank of Ireland	308,664	4,415,517	Nikon	207,000	5,809,034
Kerry Group, Cl. A	165,784	5,210,480	Nintendo	16,900	8,393,547
		14,203,837	Nippon Express	1,104,200	5,917,354
Italy—5.5%			Nippon Paper Group	3,278	7,763,775
Banca Popolare di Milano	130,100	1,545,544	Nippon Telegraph & Telephone	679	2,948,339
Banco Popolare	625,030 [a]	11,743,143	Nissan Motor	1,048,900	9,515,314
Enel	614,050	6,607,139	NOK	312,100	6,490,922
ENI	578,714	19,963,151	Nomura Holdings	1,432,100	22,438,912
Fondiaria-SAI	75,200	3,328,814	Ricoh	316,800	5,091,450
Mediaset	1,828,588	16,431,603	Rohm	159,600	11,600,308
Prysmian	84,420 [a]	1,648,660	Sekisui Chemical	1,188,700	8,313,324
Saras	2,458,022	12,590,554	Sekisui House	1,228,800	12,675,305
Telecom Italia	9,205,059	22,998,844	Seven & I Holdings	703,700	17,482,316
UniCredit	2,318,120	16,978,276	Shimamura	162,000	11,766,171
Unipol Gruppo Finanziario	3,947,623	11,098,424	Shin-Etsu Chemical	140,900	7,616,954
		124,934,152	Shizuoka Bank	183,600	1,937,781
Japan—22.3%			Sony	134,900	6,307,378
77 Bank	367,900	2,165,510	Sumitomo	692,200	9,945,362
Aeon	1,578,900	19,023,228	Sumitomo Electric Industries	413,300	6,125,791
Aisin Seiki	95,000	3,792,446	Sumitomo Metal Industries	951,000	4,035,100
Astellas Pharma	44,000	1,930,502	Sumitomo Metal Mining	178,900	3,757,624
Bank of Kyoto	295,200	3,422,114	Sumitomo Mitsui Financial Group	3,597	25,885,687
Canon	356,451	15,958,918	Taiheiyo Cement	2,151,000	4,956,710
Central Japan Railway	1,548	14,742,233	Takeda Pharmaceutical	477,300	26,539,163
Chiba Bank	487,000	3,098,703	Teijin	2,954,800	11,431,772
Chiyoda	1,863,600	18,724,785	Terumo	48,900	2,655,524
Chuo Mitsui Trust Holdings	1,393,700	9,554,586	THK	493,400	9,317,998

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Japan (continued)			Sweden (continued)
Tokyo Electron	129,500	8,007,871	Telefonaktiebolaget
Tokyo Gas	2,040,400	9,158,454	LM Ericsson, Cl. B	7,014,900	15,131,385
Toppan Printing	264,000	2,871,069			32,576,031
Toshiba	489,000	3,672,399	Switzerland—8.5%
Toyota Motor	601,200	32,728,415	Baloise Holding	37,080	3,346,330
		511,856,618	Ciba Specialty Chemicals	472,794	18,889,219
Netherlands—3.9%			Clariant	1,146,838 [a]	9,772,997
Aegon	876,798	13,099,564	Credit Suisse Group	126,490	6,210,535
Akzo Nobel	2,960	216,934	Holcim	35,054	3,570,926
European Aeronautic			Lonza Group	14,945	1,970,633
Defence and Space	362,175	9,535,642	Nestle	99,878	47,728,958
ING Groep	287,300	9,577,276	Novartis	907,758	44,609,232
Koninklijke BAM Groep	169,125	3,708,938	Roche Holding	45,630	8,960,060
Koninklijke DSM	237,020	10,426,352	Swatch Group	18,718	5,479,952
Koninklijke Philips Electronics	126,190	4,935,692	Swiss Reinsurance	224,541	18,013,984
Koninklijke Philips Electronics			UBS	514,561	16,846,110
(NY Shares)	4,620	179,810	Zurich Financial Services	30,310	9,498,103
Royal Dutch Shell, Cl. A	812,135	29,257,142			194,897,039
Royal KPN	273,285	5,164,567	United Kingdom—20.4%
TNT	8,780	345,996	Amlin	696,880	3,816,506
Vedior	17,280	433,032	Anglo American	282,956	18,125,183
Wolters Kluwer	91,861	2,380,257	Antofagasta	145,600	2,317,326
		89,261,202	AstraZeneca	43,770	1,658,634
Norway—.3%			Barclays	382,440	3,487,104
DNB NOR	217,500	3,183,121	BP	5,565,962	61,144,731
StatoilHydro	107,200	3,283,850	British American Tobacco	246,386	9,278,514
		6,466,971	British Energy Group	239,030	2,736,785
Singapore—1.1%			BT Group	403,628	1,828,072
DBS Group Holdings	2,045,844	24,908,837	Carnival	2,424	95,786
Spain—2.0%			Centrica	2,210,660	14,103,555
Banco Bilbao			Charter	164,150 [a]	2,679,273
Vizcaya Argentaria	11,040	228,616	Cookson Group	284,452	3,365,914
Banco Santander	652,292	11,668,878	Dairy Crest Group	274,890	2,864,794
Mapfre	403,500	1,820,696	Dana Petroleum	86,380 [a]	2,280,512
Repsol	533,970	18,396,576	De La Rue	249,844	4,519,425
Telefonica	271,300	7,859,786	Debenhams	4,552,900	6,123,359
Union Fenosa	80,440	5,299,700	Friends Provident	2,654,638	7,071,848
		45,274,252	GlaxoSmithKline	1,440,423	31,973,855
Sweden—1.4%			Greene King	273,900	3,517,399
Alfa Laval	46,100	2,481,519	HBOS	1,242,862	14,918,582
NCC, Cl. B	194,900	5,100,997	HSBC Holdings	2,191,686	33,220,649
Skanska, Cl. B	121,400	2,340,002	Kingfisher	4,760,166	12,384,842
Svenska Cellulosa, Cl. B	457,920	7,522,128	Land Securities Group	107,750	3,438,425

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

United Kingdom (continued)			United Kingdom (continued)
Man Group	303,768	3,422,710	William Morrison Supermarkets	546,694	3,162,967
National Grid	318,290	4,613,622	WPP Group	910,310	10,943,378
Next	136,220	3,535,144	Xstrata	68,250	5,375,827
Old Mutual	4,764,032	11,930,032			469,944,347
Prudential	152,434	1,882,194	United States—.3%
Punch Taverns	888,727	11,369,632	iShares MSCI EAFE Index Fund	95,600	6,852,608
Reed Elsevier	580,175	7,283,749	Total Common Stocks
Rentokil Initial	1,816,081	2,998,862	(cost $2,366,198,593)		2,213,852,650
Rexam	18,512	160,867	Preferred Stocks—1.3%
Royal Bank of Scotland Group	1,822,621	13,872,396
Royal Dutch Shell, Cl. A	44,513	1,620,895	Germany
Royal Dutch Shell, Cl. B	283,800	10,112,137	Fresenius	72,040	6,061,710
SABMiller	462,840	9,676,856	Henkel	531,560	23,539,904
Schroders	114,190	2,154,090	Total Preferred Stocks
			(cost $30,538,424)		29,601,614

Scottish & Southern Energy	120,900	3,550,074
Shire	152,630	3,037,928	Other Investment—1.0%

Smiths Group	5,131	100,332
			Registered Investment Company;
SSL International	268,700	2,588,155
			Dreyfus Institutional Preferred
Stagecoach Group	993,040	4,940,274	Plus Money Market Fund
Tesco	1,521,711	12,017,105	(cost $22,900,000)	22,900,000 [b]	22,900,000

Thomas Cook Group	941,060	5,688,046
Trinity Mirror	998,420	5,602,093	Total Investments
			(cost $2,419,637,017)	99.0%	2,266,354,264
Unilever	1,216,734	38,718,319
Vedanta Resources	71,351	3,067,923	Cash and Receivables (Net)	1.0%	22,379,308
Vodafone Group	12,320,876	39,567,667	Net Assets	100.0%	2,288,733,572

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

		Value (%)		Value (%)

Financial		19.7	Telecommunication Services	5.6
Consumer Discretionary		14.3	Insurance	5.4
Industrial		10.1	Utilities	4.4
Energy		9.3	Information Technology	4.2
Consumer Staples		8.7	Money Market Investment	1.0
Health Care		8.0	Index	.3
Materials		8.0		99.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Emerging Markets Fund

Common Stocks—93.3%	Shares	Value ($)		Shares	Value ($)

Brazil—9.3%			China (continued)
Aracruz Celulose, ADR	85,000	6,157,400	Shanda Interactive
Banco do Brasil	145,700	2,436,089	Entertainment, ADR	31,670 [a]	1,047,644
Banco Itau Holding Financeira, ADR	212,670	5,389,058	Sinopec Shanghai
Banco Nossa Caixa	335,200	4,857,109	Petrochemical, Cl. H	11,220,000	5,291,171
Braskem, ADR	40,000	675,600	Sinotrans, Cl. H	10,249,600	3,186,951
Centrais Eletricas Brasileiras	383,303	5,638,009	TPV Technology	10,060,000	6,015,091
Cia Brasileira de Distribuicao			Weiqiao Textile, Cl. H	8,819,900	12,212,493
Grupo Pao de Acucar, ADR	131,570	5,708,822			94,048,611
Cia de Saneamento Basico			Czech Republic—.5%
do Estado de Sao Paulo	85,508	2,033,015	CEZ	8,910	665,479
Cia de Saneamento Basico			Komercni Banka	22,880	5,640,417
do Estado de Sao Paulo, ADR	12,400	580,940			6,305,896
Cia Energetica de Minas Gerais, ADR	245,850	4,678,526	Egypt—.1%
Empresa Brasileira			Commercial International Bank	46,700	789,931
de Aeronautica, ADR	62,430	2,766,898	Telecom Egypt	277,600	1,156,604
Grendene	678,400	8,165,034			1,946,535
Perdigao	35,500	863,145	Hong Kong—5.1%
Petroleo Brasileiro, ADR	456,120	44,667,832	Brilliance China
Tam, ADR	246,375	5,159,093	Automotive Holdings	24,311,000 [a]	4,814,568
Tele Norte Leste Participacoes, ADR	582,938	14,590,938	China Mobile	644,400	9,687,963
Unibanco—Uniao de			China Mobile, ADR	19,260	1,437,181
Bancos Brasileiros (Units)	74,500	1,009,019	China Netcom Group	1,859,000	5,667,532
Unibanco—Uniao de			China Power International
Bancos Brasileiros, GDR	73,670	9,991,125	Development	27,343,400	10,307,977
Votorantim Celulose e Papel, ADR	10,810	340,083	CNOOC	1,678,000	2,795,895
		125,707,735	Cosco Pacific	2,658,000	5,616,806
Chile—.7%			Denway Motors	12,674,700	6,378,087
Cia Cervecerias Unidas	670,340	4,644,388	Global Bio-Chem
CorpBanca	819,797,168	5,409,417	Technology Group	19,660,800	8,102,143
		10,053,805	Hopson Development Holdings	2,354,000	3,947,739
China—7.0%			NWS Holdings	1,460,302	4,256,714
Anhui Expressway, Cl. H	2,870,000	2,401,420	Shenzhen Investment	1,567,000	835,873
Bank of China, Cl. H	27,527,000	11,518,388	Texwinca Holdings	6,953,600	5,358,774
Bosideng International Holdings	13,918,000 [a]	2,754,098			69,207,252
China Shipping Development, Cl. H	598,000	1,845,601	Hungary—.5%
China Telecom, Cl. H	12,111,000	8,999,629	Magyar Telekom
CNPC Hong Kong	1,756,000	970,511	Telecommunications	1,206,480	5,835,563
Huaneng Power International, Cl. H	9,934,200	8,133,616	MOL Hungarian Oil and Gas	6,310	860,652
Industrial & Commercial					6,696,215
Bank of China, Cl. H	9,480,000	6,563,429	India—7.0%
PetroChina, ADR	8,120	1,192,178	Andhra Bank	1,512,250	3,360,201
PetroChina, Cl. H	13,822,000	20,338,379	Bharat Petroleum	1,007,427	11,322,401
Ping An Insurance			Grasim Industries	20,782	1,484,924
(Group) of China, Cl. H	209,500	1,578,012

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

India (continued)			Mexico—4.8%

Hindalco Industries	230,250	1,121,708	Alfa, Cl. A	328,700	2,055,679

Hindalco Industries, GDR	1,613,070 [b]	7,791,128	America Movil, ADR, Ser. L	14,300	864,578

Hindustan Petroleum	1,276,043	9,353,822	Cemex (Units)	3,097,525 [a]	8,500,470

India Cements	939,610	4,819,618	Cemex, ADR	132,880 [a]	3,660,844

Jet Airways India	114,495	2,087,656	Consorcio ARA	1,589,300	1,652,616

Mahanagar Telephone Nigam	719,088	2,092,256	Controladora Comercial

Mahanagar Telephone Nigam, ADR	257,840	1,575,402	Mexicana (Units)	2,656,400	6,818,784

Mahindra & Mahindra	273,622	4,665,215	Embotelladoras Arca	1,509,000	5,915,879

Maruti Suzuki India	29,040	619,723	Fomento Economico

Oil & Natural Gas	458,564	11,253,121	Mexicano, ADR	42,640	1,705,600

Reliance Industries	11,490	703,383	Gruma, Cl. B	1,592,700	4,589,352

Rolta India	97,100	711,005	Grupo Aeroportuario
			del Sureste, Cl. B	214,700	1,110,655
Satyam Computer Services	490,510	5,218,062
			Grupo Continental	4,175,300	10,327,955
Satyam Computer Services, ADR	31,070	776,129
			Grupo Financiero Banorte, Cl. O	155,200	644,663
State Bank of India, GDR	135,710 [b]	14,826,318
			Grupo Modelo, Ser. C	1,372,400	6,275,798
Tata Consultancy Services	201,290	4,384,174
			Grupo Televisa	169,600	749,437
Tata Motors	316,240	5,434,178
			Kimberly-Clark de Mexico, Cl. A	864,900	3,570,784
Tata Steel	33,220	658,898
			Telefonos de Mexico, ADR, Ser. L	212,500	7,055,000
		94,259,322
					65,498,094
Indonesia—.8%
			Philippines—.9%
Bank Pan Indonesia	13,749,000 [a]	966,951
			ABS-CBN Holdings	1,568,300	1,075,365
Gudang Garam	6,404,700	5,538,562
			Bank of the Philippine Islands	4,401,051	5,960,738
Kalbe Farma	15,020,500	1,715,225
			Manila Electric	1,422,110 [a]	2,734,936
Telekomunikasi Indonesia	1,971,000	2,093,332
			Metropolitan Bank & Trust	332,400	349,678
		10,314,070
			Union Bank of the Philippines	1,880,400	1,688,238
Israel—2.1%
					11,808,955
Bank Hapoalim	175,092	772,429
			Poland—1.3%
Bank Leumi Le-Israel	674,600	3,182,685
			BRE Bank	8,930 [a]	1,585,931
Cellcom Israel	30,300	972,024
			KGHM Polska Miedz	16,120	755,145
Check Point Software Technologies	56,100 [a]	1,229,712
			Polski Koncern Naftowy Orlen	301,670 [a]	5,177,873
Israel Discount Bank, Cl. A	3,129,016 [a]	8,217,272
			Telekomunikacja Polska	1,114,227	10,428,231
Teva Pharmaceutical Industries, ADR	290,360	14,247,965
					17,947,180
		28,622,087
			Russia—7.3%
Malaysia—3.5%
			Gazprom, ADR	957,890	48,660,812
AMMB Holdings	5,318,462	6,117,581
			LUKOIL, ADR	398,510	29,569,442
Gamuda	850,400	1,035,748
			Mechel, ADR	14,900	1,967,545
Hong Leong Bank	961,200	1,666,215
			MMC Norilsk Nickel, ADR	320,090	9,219,552
Malayan Banking	7,061,250	19,965,105
			Mobile Telesystems, ADR	21,600	1,772,496
Resorts World	5,406,900	6,262,569
			Surgutneftegaz, ADR	67,500	3,145,500
RHB Capital	625,200	960,780
			VTB Bank, GDR	496,600 [a,b]	3,764,228
Tenaga Nasional	3,995,800	11,194,856
					98,099,575
		47,202,854

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

South Africa—7.9%			South Korea (continued)
ABSA Group	38,600	549,828	LG Electronics	12,045	1,293,791
AngloGold Ashanti, ADR	353,260	12,759,751	LG.Philips LCD	29,430	1,396,940
ArcelorMittal South Africa	51,687	1,239,435	Lotte Shopping	32,015	10,861,901
Aspen Pharmacare Holdings	1,929,455 [a]	7,616,249	Meritz Fire & Marine Insurance	63,250	604,284
Aveng	227,381	1,731,173	Nong Shim	38,603	7,861,684
Bidvest Group	358,415	5,306,239	POSCO	26,069	14,309,070
Gold Fields, ADR	494,970	7,023,624	POSCO, ADR	9,050	1,224,465
JD Group	716,838	3,881,800	S-Oil	71,166	5,032,259
Metropolitan Holdings	354,300	645,606	Samsung Electronics	68,461	40,190,950
MTN Group	56,500	895,702	Shinhan Financial Group	157,412	8,486,962
Nampak	3,140,137	7,381,075	SK Telecom, ADR	833,850	18,678,240
Nedbank Group	1,075,066	16,119,277			226,772,411
Remgro	42,000	1,083,599	Taiwan—11.6%
Sanlam	1,799,001	4,292,871	Asia Cement	732,213	1,216,773
Sappi	783,467	9,720,358	AU Optronics, ADR	89,970	1,716,627
Sasol	182,893	9,386,900	Chi Mei Optoelectronics	2,210,560	2,933,359
Shoprite Holdings	129,800	669,499	China Motor	7,298,413	5,524,247
Standard Bank Group	254,608	3,066,063	China Steel	1,438,000	2,150,870
Steinhoff International Holdings	2,275,386	5,143,857	Chinatrust Financial Holding	10,995,458 [a]	9,915,117
Telkom	427,269	7,651,562	Chunghwa Telecom, ADR	432,638	10,616,936
		106,164,468	Compal Electronics	17,434,434	15,699,584
South Korea—16.8%			First Financial Holding	9,421,065	8,532,519
Cheil Industries	60,170	2,697,354	High Tech Computer	60,000	1,247,818
Dongbu Insurance	16,420	651,244	Mega Financial Holding	8,752,000	6,250,838
Dongkuk Steel Mill	20,260	907,100	Nan Ya Printed Circuit Board	907,971	4,486,967
Hana Financial Group	162,105	7,197,070	Nien Hsing Textile	1,846,000	1,195,655
Hanwha Chemical	345,692	6,340,448	Polaris Securities	1,126,000 [a]	639,698
Honam Petrochemical	6,999	680,793	Powerchip Semiconductor	14,128,393	5,668,226
Hynix Semiconductor	129,367 [a]	3,324,891	Powertech Technology	485,000	1,631,013
Hyundai Department Store	6,688	626,050	Quanta Computer	12,919,216	17,049,427
Hyundai Heavy Industries	2,833	1,121,406	Radiant Opto-Electronics	3,699,151	4,578,163
Hyundai Marine & Fire Insurance	42,990	962,008	Siliconware Precision Industries	382,600	622,169
Hyundai Mobis	171,822	13,212,587	SinoPac Financial Holdings	31,900,225	13,908,848
Hyundai Motor	176,437	12,362,219	Taiwan Mobile	715,999	1,197,383
Kookmin Bank	371,939	22,979,110	Taiwan Semiconductor
Korea Electric Power	392,425	13,779,232	Manufacturing	5,079,008	9,929,544
Korea Zinc	39,775	5,994,514	Taiwan Semiconductor
KT	40,250	1,979,998	Manufacturing, ADR	433,569	4,222,962
KT, ADR	443,620	10,775,530	Tong Yang Industry	722,480	665,096
Kumho Tire	708,580	8,339,943	Unimicron Technology	464,000	704,751
LG	24,476	1,700,569	United Microelectronics	30,141,050	17,587,187
LG Chem	14,367	1,199,799	Wistron	405,971	660,902

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Preferred Stocks—3.4%	Shares	Value ($)

Taiwan (continued)			Brazil
Yageo	18,818,960	5,787,109	Braskem, Cl. A	1,108,400	9,400,554
		156,339,788	Centrais Eletricas
Thailand—4.5%			Brasileiras, Cl. B	365,009	5,353,811
Bangkok Bank	3,486,800	14,406,480	Cia de Tecidos do Norte
Charoen Pokphand Foods	52,068,200	7,612,927	de Minas—Coteminas	1,204,160	6,801,353
Delta Electronics Thai	831,200	612,628	Cia Energetica de Minas Gerais	318,002	6,056,106
Electricity Generating	268,500	831,178	Cia Paranaense de Energia, Cl. B	89,400	1,454,574
Italian-Thai Development	4,649,600 [a]	1,243,279	Cia Vale do Rio Doce, Cl. A	134,400	3,963,322
Kasikornbank	2,818,200	7,658,809	Petroleo Brasileiro	93,500	4,504,125
Krung Thai Bank	21,150,600	7,108,088	Sadia	156,000	882,044
PTT	58,700	633,997	Tele Norte Leste Participacoes	63,900	1,595,232
Siam Cement	1,384,700	9,470,267	Telemig Celular Participacoes	162,685	5,051,433
Siam Makro	331,800	956,987	Usinas Siderurgicas
Thai Airways International	5,286,700	5,426,554	de Minas Gerais, Cl. A	15,200	881,003
Thai Oil	289,800	723,235	Total Preferred Stocks
Thai Union Frozen Products	5,910,100	3,867,589	(cost $29,523,821)		45,943,557

Thanachart Capital	1,228,800	601,464
		61,153,482	Other Investment—1.7%

Turkey—1.6%			Registered Investment Company;
Anadolu Efes Biracilik ve Malt Sanayii	78,970	880,737	Dreyfus Institutional Preferred
Selcuk Ecza Deposu Ticaret ve Sanayi	309,800 [a]	549,447	Plus Money Market Fund
Tupras Turkiye Petrol Rafine	28,900	732,757	(cost $23,000,000)	23,000,000[c]	23,000,000
Turk Sise ve Cam Fabrikalari	3,501,623	5,440,546
			Total Investments
Turkcell Iletisim Hizmet	147,720	1,487,546	(cost $1,161,528,805)	98.4%	1,328,577,879
Turkiye Is Bankasi, Cl. C	2,687,525	12,394,954
		21,485,987	Cash and Receivables (Net)	1.6%	22,252,369
Total Common Stocks			Net Assets	100.0%	1,350,830,248
(cost $1,109,004,984)		1,259,634,322

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] Non-income producing security.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2008, these securities amounted to $26,381,674 or 2% of net assets.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	21.0	Consumer Staples	6.4
Energy	15.6	Utilities	5.4
Information Technology	11.8	Industrial	4.0
Materials	11.0	Health Care	1.8
Telecommunication Services	9.9	Money Market Investment	1.7
Consumer Discretionary	9.8		98.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Balanced Fund

Common Stocks—37.2%	Shares	Value ($)		Shares	Value ($)

Consumer Discretionary—3.9%			Energy (continued)
Apollo Group, Cl. A	17,990 [a]	1,104,226	Chevron	24,630	2,134,436
Best Buy	22,340	960,843	ConocoPhillips	38,610	3,193,433
Discovery Holding, Cl. A	26,640 [a]	601,265	ENSCO International	26,440 [b]	1,582,170
Gap	56,980	1,149,287	Hess	17,390	1,620,400
Johnson Controls	26,700	877,362	Marathon Oil	23,790	1,264,676
McDonald’s	14,480	783,513	National Oilwell Varco	14,990 [a]	933,877
News, Cl. B	80,160	1,531,858	Valero Energy	10,820	625,071
NIKE, Cl. B	10,990	661,598	XTO Energy	31,620	1,951,270
Omnicom Group	45,600	2,036,952			15,909,894
Ross Stores	20,050	558,393	Financial—6.4%
Starwood Hotels			American International Group	36,576	1,713,951
& Resorts Worldwide	18,290	865,666	Bank of America	62,421	2,480,610
TJX Cos.	34,860	1,115,520	Chubb	35,530	1,808,477
Viacom, Cl. B	22,590 [a]	897,953	Citigroup	37,056	878,598
		13,144,436	CME Group	2,570	1,319,181
Consumer Staples—4.1%			Goldman Sachs Group	11,520	1,954,138
Altria Group	40,200	2,940,228	JPMorgan Chase & Co.	78,412	3,187,448
Coca-Cola Enterprises	47,920 [b]	1,170,686	MetLife	36,700	2,138,142
ConAgra Foods	44,140	975,494	Morgan Stanley	25,970	1,093,856
CVS Caremark	55,600	2,245,128	PNC Financial Services Group	17,170	1,054,753
Kroger	58,990	1,430,508	State Street	16,150	1,268,583
PepsiCo	14,430	1,003,751	U.S. Bancorp	40,780	1,305,776
Procter & Gamble	1	66	Wells Fargo & Co.	54,940	1,605,896
SUPERVALU	25,870	679,088			21,809,409
SYSCO	23,500	659,410	Health Care—4.7%
Wal-Mart Stores	54,690	2,712,077	Baxter International	26,670	1,574,063
		13,816,436	Becton, Dickinson & Co.	9,470	856,277
Energy—4.7%			CIGNA	23,220	1,035,147
Anadarko Petroleum	13,350	850,929	Covidien	15,652	669,749
Chesapeake Energy	38,780	1,753,632	Hospira	27,630 [a]	1,175,933

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)

Health Care (continued)			Information Technology (continued)
Johnson & Johnson	34,460	2,135,142	EMC	67,370 [a]	1,046,930
Medtronic	20,930	1,033,105	Hewlett-Packard	43,920	2,098,058
Merck & Co.	48,720	2,158,296	Intel	80,990	1,615,751
Pfizer	94,490	2,105,237	International Business Machines	29,280	3,333,821
Schering-Plough	47,050	1,020,985	McAfee	27,910 [a]	928,566
St. Jude Medical	17,680 [a]	759,886	Microsoft	103,600	2,819,992
Thermo Fisher Scientific	27,990 [a]	1,565,481	Oracle	64,710 [a]	1,216,548
		16,089,301	QUALCOMM	35,030	1,484,221
Industrial—4.5%					17,479,128
Cooper Industries, Cl. A	13,030	546,348	Materials—1.4%
Eaton	17,710	1,427,957	Air Products & Chemicals	14,230	1,299,626
Emerson Electric	27,450	1,398,852	Allegheny Technologies	12,310	952,178
General Electric	87,860	2,911,680	Cia Vale do Rio Doce (CVRD), ADR	50,360	1,754,542
Goodrich	16,060	951,234	Freeport-McMoRan Copper & Gold	7,650	771,579
L-3 Communications Holdings	17,170	1,824,999			4,777,925
Lockheed Martin	12,900	1,331,280	Telecommunication Services—1.2%
Terex	13,690 [a]	923,391	AT & T	79,437	2,766,790
Textron	25,260	1,368,334	Sprint Nextel	2	14
Tyco International	40,122	1,607,287	Verizon Communications	40,860	1,484,035
United Technologies	9,810	691,703			4,250,839
US Airways Group	32,560 [a]	403,744	Utilities—1.2%
		15,386,809	Exelon	20,510	1,535,174
Information Technology—5.1%			Sempra Energy	47,120	2,503,486
Accenture, Cl. A	19,480	686,670			4,038,660
Amphenol, Cl. A	15,740	581,907	Total Common Stocks
Cisco Systems	68,390 [a]	1,666,664	(cost $109,769,194)		126,702,837

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes—41.4%	Rate (%)	Date	Amount ($)	Value ($)

Asset—Backed Ctfs.—.5%
Caterpillar Financial Asset Trust, Ser. 2005-A, Cl. A4	4.10	6/25/10	322,359	323,499
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	195,000	198,388
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	356,966	358,130
MP Environmental Funding, Ser. 2007-A, Cl. A1	4.98	7/15/16	694,610	678,605
				1,558,622
Asset-Backed Ctfs./Auto Receivables—1.4%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	860,000	884,927
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	275,000	278,041
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	440,000	455,694
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	955,000	984,649
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	495,000	511,689
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	550,000	568,208
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	1,145,000	1,175,818
				4,859,026
Commercial & Professional Services—.5%
Seminole Tribe of Florida, Notes	5.80	10/1/13	1,460,000 [c]	1,546,372
Commercial Mortgage Pass-Through Ctfs.—2.2%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	455,000	442,009
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2, Cl. A3	5.43	1/15/46	690,000 [d]	669,790
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	660,000 [d]	646,363
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	705,000	687,226
Four Times Square Trust, Ser. 2006-4TS, Cl. A	5.40	12/13/28	2,000,000 [c]	1,788,037
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2007-CB19, Cl. A2	5.75	2/12/49	1,180,000 [d]	1,162,802
LB Commercial Conduit Mortgage Trust, Ser. 2007-C3, Cl. A2	5.84	7/15/44	985,000 [d]	974,963
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	620,000	604,175
Merrill Lynch/Countrywide Commericial
Mortgage Trust, Ser. 2007-6, Cl. A2	5.33	3/12/51	560,000	545,165
				7,520,530
Diversified Financial Services—4.3%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/18	1,075,000	1,085,154
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	400,000 [c]	422,664
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	455,000 [c]	469,970
AXA Financial, Sr. Notes	7.75	8/1/10	840,000	920,564
Bank of America, Sub. Notes	5.49	3/15/19	1,000,000	982,091
Bear Stearns, Notes	4.50	10/28/10	980,000	967,086
The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial Services (continued)
Blackrock, Sr. Unsub. Notes	6.25	9/15/17	710,000	750,224
Caterpillar Financial Services, Sr. Unscd. Notes	5.05	12/1/10	730,000	765,555
CIT Group, Sr. Unscd. Notes	5.40	3/7/13	600,000	549,153
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	470,000	483,358
Countrywide Home Loan, Gtd. Notes, Ser. K	5.63	7/15/09	430,000	394,521
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	220,000 [b]	205,135
Diageo Finance, Gtd. Notes	5.50	4/1/13	590,000	620,881
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	600,000	561,890
HSBC Finance, Notes	5.00	6/30/15	420,000	405,949
HSBC Holdings, Sub. Notes	6.50	9/15/37	500,000	468,659
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	855,000	883,075
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	680,000	764,128
JP Morgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	750,000	788,490
Morgan Stanley, Sub. Notes	4.75	4/1/14	1,185,000	1,143,649
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	900,000	919,319
				14,551,515
Foreign/Governmental—.5%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	580,000	704,938
United Mexican States, Notes	5.63	1/15/17	825,000 [b]	861,300
United Mexican States, Notes	6.63	3/3/15	185,000	205,443
				1,771,681
Health Care—.2%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	545,000	573,426
Industrials—.9%
CRH America, Gtd. Notes	5.30	10/15/13	615,000	603,350
Devon Financing, Gtd. Notes	6.88	9/30/11	600,000	660,696
Emerson Electric, Sr. Unscd. Notes	4.75	10/15/15	670,000	672,891
Johnson Controls, Sr. Unscd. Notes	5.25	1/15/11	1,080,000	1,125,284
				3,062,221
Media & Telecommunications—1.6%
AT&T, Sr. Unscd. Notes	6.50	9/1/37	420,000	426,319
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	600,000	620,431
Comcast, Gtd. Notes	5.90	3/15/16	1,045,000	1,051,280
News America Holdings, Gtd. Debs.	7.60	10/11/15	665,000	755,558
News America, Gtd. Notes	6.15	3/1/37	350,000	333,009
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	695,000	742,690
Sprint Capital, Gtd. Notes	6.90	5/1/19	715,000	526,442
Time Warner, Gtd. Debs.	6.50	11/15/36	315,000	294,627
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	615,000	618,487
				5,368,843

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment Trusts—.5%
ERP Operating, Sr. Unscd. Notes	6.95	3/2/11	750,000	780,927
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	750,000	758,621
				1,539,548
Residential Mortgage Pass-Through Ctfs.—.3%
WaMu Mortgage Pass Through Certificates, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	133,798	127,161
WaMu Mortgage Pass Through Certificates, Ser. 2004-AR9, Cl. A6	4.14	8/25/34	845,000 [d]	853,327
				980,488
Retailing—.3%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	1,105,000	1,183,283
Technology—1.0%
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	800,000	827,822
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	650,000	721,995
Intuit, Sr. Unscd. Notes	5.40	3/15/12	710,000	731,577
Oracle, Sr. Unscd. Notes	5.00	1/15/11	750,000	777,434
Oracle, Sr. Unscd. Notes	5.25	1/15/16	250,000	254,581
				3,313,409
U.S. Government Agencies—2.6%
Federal Farm Credit Banks, Bonds	5.25	9/13/10	635,000	675,484
Federal Home Loan Banks, Bonds	5.65	4/20/22	1,175,000	1,231,554
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	440,000	446,964
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	700,000	717,228
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	850,000	862,348
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	660,000	685,305
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	1,175,000	1,240,373
Federal National Mortgage Association, Notes	5.25	3/5/14	2,030,000	2,122,513
Federal National Mortgage Association, Notes	5.38	4/11/22	1,010,000	1,039,206
				9,020,975
U.S. Government Agencies/
Mortgage-Backed—16.6%
Federal Home Loan Mortgage Corp.:
4.50%, 3/1/21			2,312,912	2,312,122
5.00%, 10/1/18			872,628	886,041
5.08%, 10/1/35			986,481 [d]	1,005,485
5.50%, 3/1/35—12/1/37			3,896,697	3,922,540
5.77%, 4/1/37			1,288,970 [d]	1,324,433
5.94%, 5/1/37			1,153,807 [d]	1,184,558
6.00%, 5/1/37—12/1/37			4,106,511	4,197,023
7.00%, 8/1/29—8/1/36			570,559	601,424
Federal National Mortgage Association:
4.03%, 3/1/35			805,331 [d]	824,378
4.50%, 1/1/36			1,339,837	1,284,109
4.57%, 3/1/35			310,595 [d]	315,432

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Balanced Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
4.93%, 9/1/35			1,027,379 [d]	1,044,422
5.00%, 11/1/19			367,808	373,121
5.01%, 10/1/35			859,346 [d]	876,866
5.50%, 7/1/35—2/1/38			9,883,225	9,952,910
5.70%, 4/1/37			1,143,718 [d]	1,175,309
5.72%, 5/1/37			1,320,232 [d]	1,355,958
5.97%, 5/1/37			1,262,993 [d]	1,312,724
6.00%, 4/1/33—10/1/37			4,558,822	4,666,370
6.02%, 8/1/37			1,963,548 [d]	2,004,296
6.50%, 10/1/36—12/1/37			6,035,083	6,258,579
7.00%, 6/1/32			183,960	196,106
7.50%, 7/1/32			115,496	124,525
Government National Mortgage Association I:
5.00%, 11/15/34—3/15/36			4,043,907	4,055,392
5.50%, 2/15/36			967,750	990,160
6.00%, 10/15/08—7/15/34			1,679,319	1,740,765
7.00%, 5/15/23—11/15/23			270,402	290,892
9.00%, 12/15/09			56,898	57,313
Government National Mortgage Association II;
5.00%, 1/20/37			2,580,460	2,574,466
				56,907,719
U.S. Government Securities—8.0%
U.S. Treasury Bonds	4.50	2/15/36	3,680,000 [b]	3,728,013
U.S. Treasury Inflation Protected Securities, Bonds	2.38	1/15/27	1,348,975 [b,e]	1,487,668
U.S. Treasury Inflation Protected Securities, Notes	2.38	1/15/17	1,348,975 [b,e]	1,505,689
U.S. Treasury Notes	4.00	11/15/12	3,315,000 [b]	3,543,944
U.S. Treasury Notes	4.00	2/15/14	5,655,000 [b]	6,042,017
U.S. Treasury Notes	4.50	5/15/17	3,455,000 [b]	3,723,035
U.S. Treasury Notes	4.63	3/31/08	1,505,000 [b]	1,508,410
U.S. Treasury Notes	4.63	2/29/12	5,475,000 [b]	5,978,021
				27,516,797
Total Bonds and Notes
(cost $137,494,855)				141,274,455

BNY Mellon Balanced Fund (continued)

			Investment of Cash Collateral
Other Investments—22.1%	Shares	Value ($)	for Securities Loaned—8.0%	Shares	Value ($)

Registered Investment Company;			Registered Investment Company;
Dreyfus Institutional Preferred			Dreyfus Institutional Cash
Plus Money Market Fund	4,532,000 [f]	4,532,000	Advantage Plus Fund
Mellon Emerging Markets Fund	631,848 [g]	12,131,484	(cost $27,249,262)	27,249,262 [f]	27,249,262

Mellon International Fund	2,145,525 [g]	29,114,773	Total Investments
Mellon Mid Cap Stock Fund	1,776,526 [g]	19,861,557	(cost $353,433,753)	108.7%	370,499,779
Mellon Small Cap Stock Fund	851,760 [g]	9,633,411	Liabilities, Less Cash and Receivables	(8.7%)	(29,717,269)
Total Other Investment
(cost $78,920,442)		75,273,225	Net Assets	100.0%	340,782,510

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan.At February 29, 2008, the total market value of the fund’s securities on loan is $27,259,992 and the total market value of the collateral held by the fund is $27,592,753, consisting of cash collateral of $27,249,262 and U.S. Government and Agency securities valued at $343,491.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 29, 2008, these securities amounted to $4,227,043 or 1.2% of net assets.
[d] Variable rate security—interest rate subject to periodic change.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Investment in affiliated money market mutual fund.
[g] Investment in affiliated mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	27.2	Asset/Mortgage-Backed	4.4
Affiliated Mutual Funds	20.8	Consumer Staples	4.1
Corporate Bonds	9.3	Consumer Discretionary	3.9
Money Market Investments	9.3	Materials	1.4
Financial	6.4	Telecommunication Services	1.2
Information Technology	5.1	Utilities	1.2
Health Care	4.7	Foreign/Governmental	.5
Energy	4.7
Industrial	4.5		108.7

† Based on net assets.
See notes to financial statements.

The Funds 49

STATEMENTS OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Assets ($):
Investments in securities—
See Statement of Investments †
(including securities on loan) ††—Note 2(b):
Unaffiliated issuers	1,793,709,192	261,448,790	1,539,022,819	574,224,940
Affiliated issuers	89,004,266	20,579,864	422,824,548	246,780,655
Cash	—	—	5,195,762	—
Receivable for investment securities sold	30,887,367	2,198,270	41,912,628	12,188,253
Dividends and interest receivable	3,190,912	550,597	1,229,796	388,908
Receivable for shares of
Beneficial Interest subscribed	1,316,008	39,595	1,647,150	2,114,043
Prepaid expenses	35,893	11,931	30,819	14,806
	1,918,143,638	284,829,047	2,011,863,522	835,711,605

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	1,002,341	155,947	1,003,363	439,563
Due to Administrator—Note 4(a)	185,081	27,427	159,346	62,041
Cash overdraft due to Custodian	730,864	396,466	—	367,353
Liability for securities on loan—Note 2(b)	56,817,266	20,579,864	395,318,548	218,782,655
Payable for investment securities purchased	54,335,368	237,086	52,978,480	6,286,165
Outstanding options written, at value
(premiums received $215,111)
—See Statement of Options Written—Note 5	—	254,896	—	—
Payable for shares of Beneficial Interest redeemed	449,088	6,310	300,798	241,166
Bank loan payable—Note 3	—	1,650,000	—	—
Interest payable—Note 3	4	2,667	—	—
Accrued expenses	42,495	22,803	55,781	28,672
	113,562,507	23,333,466	449,816,316	226,207,615

Net Assets ($)	1,804,581,131	261,495,581	1,562,047,206	609,503,990

Composition of Net Assets ($):
Paid-in capital	1,520,470,101	217,610,404	1,454,773,727	616,290,038
Accumulated undistributed investment income—net	314,343	121,753	3,632,602	871,436
Accumulated net realized gain (loss) on investments	46,981,125	14,027,625	(3,287,243)	(12,796,714)
Accumulated net unrealized appreciation
(depreciation) on investments	236,815,562	—	106,928,120	5,139,230
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions	—	29,735,799	—	—

Net Assets ($)	1,804,581,131	261,495,581	1,562,047,206	609,503,990

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,794,126,602	260,163,582	1,529,199,241	605,556,146
Shares Outstanding	197,049,053	33,507,197	136,723,230	53,538,697
Net Asset Value Per Share ($)	9.10	7.76	11.18	11.31

Investor Shares
Net Assets ($)	10,454,529	1,331,999	30,414,292	3,947,844
Shares Outstanding	1,146,698	170,290	2,745,197	358,759
Net Asset Value Per Share ($)	9.12	7.82	11.08	11.00

Dreyfus Premier Shares
Net Assets ($)	—	—	2,433,673	—
Shares Outstanding	—	—	231,459	—
Net Asset Value Per Share ($)	—	—	10.51	—

† Investments at cost ($):
Unaffiliated issuers	1,556,893,630	231,673,206	1,432,094,699	569,085,710
Affiliated issuers	89,004,266	20,579,864	422,824,548	246,780,655
†† Value of securities on loan ($)	52,356,262	19,177,554	372,408,903	200,007,686

See notes to financial statements.

The Funds 51

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	126,054,962	2,243,454,264	1,305,577,879	267,977,292
Affiliated issuers	—	22,900,000	23,000,000	102,522,487
Cash	3,697,923	4,471,550	3,078,023	—
Cash denominated in foreign currencies†††	—	11,174,881	21,154,087	—
Receivable for investment securities sold	1,801,970	33,670,856	8,252,591	2,438,998
Receivable for shares of
Beneficial Interest subscribed	1,293,000	2,486,638	1,199,069	88,051
Receivable from brokers for
proceeds on securities sold short	1,246,710	—	—	—
Paydowns receivable	—	—	—	52,567
Unrealized appreciation on foreign currency
exchange contracts—Note 2(e)	—	33,345	5	—
Dividends and interest receivable	182,095	7,295,709	2,374,334	1,463,375
Prepaid expenses	66,833	26,434	20,533	10,446
	134,343,493	2,325,513,677	1,364,656,521	374,553,216

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	53,504	2,291,390	2,108,981	139,518
Due to Administrator—Note 4(a)	9,730	228,323	135,452	27,221
Due to Broker	21,068	—	—	—
Cash overdraft due to Custodian	—	—	—	475,208
Securities sold short, at value (proceeds $29,830,089)
—See Statement of Securities Sold Short	27,692,788	—	—	—
Payable for investment securities purchased	4,287,107	32,338,283	10,366,837	5,821,065
Liability for securities on loan—Note 2(b)	—	—	—	27,249,262
Payable for shares of Beneficial Interest redeemed	—	1,810,403	1,176,719	11,518
Dividends payable on securities sold short	33,068	—	—	—
Unrealized depreciation on foreign currency
exchange contracts—Note 2(e)	—	45,762	5,696	—
Interest payable—Note 3	—	—	—	360
Accrued expenses	43,340	65,944	32,588	46,554
	32,140,605	36,780,105	13,826,273	33,770,706

Net Assets ($)	102,202,888	2,288,733,572	1,350,830,248	340,782,510

Composition of Net Assets ($):
Paid-in capital	108,281,653	2,316,320,869	1,008,891,258	305,048,235
Accumulated undistributed investment income (loss)—net	210,653	8,742,506	(994,293)	646,212
Accumulated net realized gain (loss) on investments	(2,771,803)	116,257,616	175,582,186	18,022,037
Accumulated net unrealized appreciation
(depreciation) on investments	—	—	—	17,066,026
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions	—	(152,587,419)	167,351,097	—
Accumulated net unrealized appreciation (depreciation)
on investments and securities sold short	(3,517,615)	—	—	—

Net Assets ($)	102,202,888	2,288,733,572	1,350,830,248	340,782,510

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Net Asset Value Per Share
Class M Shares
Net Assets ($)	102,193,310	2,280,825,673	1,340,293,173	336,511,168
Shares Outstanding	8,522,924	168,137,792	69,810,246	29,682,392
Net Asset Value Per Share ($)	11.99	13.57	19.20	11.34

Investor Shares
Net Assets ($)	9,578	7,907,899	10,537,075	4,271,342
Shares Outstanding	800	555,646	542,970	375,211
Net Asset Value Per Share ($)	11.97	14.23	19.41	11.38

† Investments at cost ($):
Unaffiliated issuers	131,709,878	2,396,737,017	1,138,528,805	247,264,049
Affiliated issuers	—	22,900,000	23,000,000	106,169,704
†† Value of securities on loan ($)	—	—	—	27,259,992
††† Cash denominated in foreign currencies (cost) ($)	—	11,081,255	20,889,878	—

See notes to financial statements.

The Funds 53

STATEMENTS OF OPERATIONS
Six Months Ended February 29, 2008 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Income	Mid Cap	Small Cap
	Stock Fund	Stock Fund	Stock Fund	Stock Fund

Investment Income ($):
Income:
Cash dividends (net of $36,572 and $3,299 foreign taxes
withheld at source for BNY Mellon Large Cap Stock Fund
and BNY Mellon Mid Cap Stock Fund, respectively):
Unaffiliated issuers	18,294,298	4,651,053	7,892,105	3,072,907
Affiliated issuers	729,126	4,396	524,637	579,921
Income from securities lending	59,316	3,819	755,025	217,108
Total Income	19,082,740	4,659,268	9,171,767	3,869,936
Expenses:
Investment advisory fees—Note 4(a)	6,357,279	1,155,556	6,375,785	2,751,605
Administration fees—Note 4(a)	1,244,760	226,139	1,081,806	411,959
Custodian fees—Note 4(c)	72,325	20,619	61,692	33,767
Trustees’ fees and expenses—Note 4(d)	26,516	6,253	27,872	10,728
Shareholder servicing costs—Note 4(c)	16,363	2,433	74,704	8,767
Auditing fees	16,093	3,596	18,580	14,718
Registration fees	12,271	12,559	24,955	12,555
Legal fees	12,195	2,882	16,690	4,077
Interest expense—Note 3	7,425	57,401	—	—
Prospectus and shareholders’ reports	2,684	1,877	17,014	4,188
Distribution fees—Note 4(b)	—	—	11,882	—
Miscellaneous	19,518	8,186	16,758	12,140
Total Expenses	7,787,429	1,497,501	7,727,738	3,264,504
Less—reduction in fees due to
earnings credits—Note 2(b)	(286)	(93)	(12,810)	(7,959)
Net Expenses	7,787,143	1,497,408	7,714,928	3,256,545
Investment Income—Net	11,295,597	3,161,860	1,456,839	613,391

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	73,019,182	22,047,023	48,349,099	(1,991,193)
Net unrealized appreciation
(depreciation) on investments	(218,306,147)	—	(124,197,619)	(63,004,948)
Net unrealized appreciation (depreciation)
on investments and options transactions	—	(49,660,198)	—	—
Net Realized and Unrealized
Gain (Loss) on Investments	(145,286,965)	(27,613,175)	(75,848,520)	(64,996,141)
Net (Decrease) in Net Assets
Resulting from Operations	(133,991,368)	(24,451,315)	(74,391,681)	(64,382,750)

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	U.S. Core Equity	International	Emerging	Balanced
	130/30 Fund	Fund	Markets Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $1,312,640, $1,259,748 and
$2,783 foreign taxes withheld at source for BNY Mellon
International Fund, BNY Mellon Emerging Markets Fund
and BNY Mellon Balanced Fund, respectively):
Unaffiliated issuers	704,131	22,393,040	10,169,957	1,983,155
Affiliated issuers	—	701,193	233,832	45,377
Interest	—	151,024	56,439	3,730,971
Income from securities lending	—	—	15,599	79,780
Total Income	704,131	23,245,257	10,475,827	5,839,283
Expenses:
Investment advisory fees—Note 4(a)	253,658	11,134,448	8,649,269	786,375
Dividends on securities sold short	98,405	—	—	—
Interest on securities sold short	79,405	—	—	—
Administration fees—Note 4(a)	40,417	1,666,763	957,038	177,102
Custodian fees—Note 4(c)	23,899	1,396,408	1,723,079	18,533
Legal fees	22,439	18,309	10,456	—
Registration fees	22,052	13,888	17,726	12,134
Auditing fees	9,564	18,330	21,914	12,431
Prospectus and shareholders’ reports	8,861	6,660	5,542	558
Shareholder servicing costs—Note 4(c)	269	18,152	15,363	6,946
Trustees’ fees and expenses—Note 4(d)	—	54,691	26,015	6,012
Interest expense—Note 3	—	48,509	20,043	360
Miscellaneous	2,255	38,119	22,378	12,286
Total Expenses	561,224	14,414,277	11,468,823	1,032,737
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	(32,922)	—	—	—
Less—reduction in fees due to earnings credits—Note 2(b)	(34,824)	(37,871)	(46,388)	(46)
Net Expenses	493,478	14,376,406	11,422,435	1,032,691
Investment Income (Loss)—Net	210,653	8,868,851	(946,608)	4,806,592

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	—	—	—	6,803,129
Net realized gain distributions from affiliated issuers	—	—	—	13,125,231
Net realized gain (loss) on investments
and foreign currency transactions	—	169,101,917	265,723,903	—
Net realized gain (loss) on foreign
currency exchange contracts	—	1,807,250	(377,905)	—
Net realized gain (loss) on investments:
Long transactions	(3,839,483)	—	—	—
Short sale transactions	1,126,292	—	—	—
Net Realized Gain (Loss)	(2,713,191)	170,909,167	265,345,998	19,928,360
Net unrealized appreciation (depreciation) on investments	—	—	—	(29,958,602)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	—	(389,980,416)	(203,262,990)	—
Net unrealized appreciation (depreciation) on
investments and securities sold short	(4,074,498)	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(6,787,689)	(219,071,249)	62,083,008	(10,030,242)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,577,036)	(210,202,398)	61,136,400	(5,223,650)

See notes to financial statements.

The Funds 55

STATEMENT OF CASH FLOWS
Six Months Ended February 29, 2008 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Cash Flows from Operating Activities ($):
Dividends received	563,935
Interest and loan fees paid	(131,968)
Operating expenses paid	(132,105)
Paid to The Dreyfus Corporation	(149,731)	150,131

Cash Flows from Investing Activities ($):
Purchases of portfolio securities	(180,977,492)
Proceeds from sales of portfolio securities	77,949,090
Net beneficial interest transactions	81,573,137
Proceeds from securities sold short	23,530,417	2,075,152

Cash Flows from Financing Activities ($):
Increase in cash		2,225,283
Cash at beginning of period		1,472,640
Cash at end of period		3,697,923

Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		(6,577,036)

Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Increase in dividends payable on securities
sold short and loan commitment fees		20,293
Increase in accrued operating expenses		23,635
Increase in prepaid expenses		(35,260)
Increase in Due to The Dreyfus Corporation		71,005
Net realized gains on investments		2,713,191
Net unrealized depreciation on investments		4,074,498
Increase in dividends and income receivable		(140,195)
Net Cash Used by Operating Activities		150,131

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Income Stock Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	11,295,597	14,690,077	3,161,860	7,960,738
Net realized gain (loss) on investments	73,019,182	289,295,291	22,047,023	64,683,917
Net unrealized appreciation (depreciation) on investments	(218,306,147)	(28,034,523)	(49,660,198)	(21,599,065)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(133,991,368)	275,950,845	(24,451,315)	51,045,590

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,365,302)	(14,513,891)	(3,173,248)	(7,708,280)
Investor Shares	(56,420)	(52,457)	(13,058)	(25,719)
Net realized gain on investments:
Class M Shares	(292,549,129)	(42,915,907)	(68,094,883)	(35,419,719)
Investor Shares	(1,786,575)	(216,079)	(355,903)	(127,542)
Total Dividends	(305,757,426)	(57,698,334)	(71,637,092)	(43,281,260)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	175,959,468	226,642,767	8,269,920	76,012,981
Investor Shares	3,964,347	6,833,158	651,407	410,294
Dividends reinvested:
Class M Shares	217,852,384	33,600,082	45,673,984	24,078,831
Investor Shares	1,588,435	240,358	333,268	135,866
Cost of shares redeemed:
Class M Shares	(133,035,618)	(273,005,675)	(113,065,783)	(114,219,942)
Investor Shares	(4,185,185)	(4,111,344)	(863,872)	(331,362)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	262,143,831	(9,800,654)	(59,001,076)	(13,913,332)
Total Increase (Decrease) in Net Assets	(177,604,963)	208,451,857	(155,089,483)	(6,149,002)

Net Assets ($):
Beginning of Period	1,982,186,094	1,773,734,237	416,585,064	422,734,066
End of Period	1,804,581,131	1,982,186,094	261,495,581	416,585,064
Undistributed investment income—net	314,343	440,468	121,753	146,199

Capital Share Transactions (Shares):
Class M Shares
Shares sold	17,039,851	20,318,937	901,067	7,139,757
Shares issued for dividends reinvested	21,842,139	3,073,298	5,443,109	2,326,716
Shares redeemed	(12,315,389)	(24,279,996)	(11,935,502)	(10,762,331)
Net Increase (Decrease) in Shares Outstanding	26,566,601	(887,761)	(5,591,326)	(1,295,858)

Investor Shares
Shares sold	353,864	611,162	64,158	38,623
Shares issued for dividends reinvested	159,854	21,855	39,335	12,989
Shares redeemed	(377,300)	(361,527)	(94,242)	(30,537)
Net Increase (Decrease) in Shares Outstanding	136,418	271,490	9,251	21,075

See notes to financial statements.

The Funds 57

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	1,456,839	6,990,751	613,391	108,639
Net realized gain (loss) on investments	48,349,099	267,156,006	(1,991,193)	111,126,355
Net unrealized appreciation (depreciation) on investments	(124,197,619)	(13,565,718)	(63,004,948)	(31,334,249)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(74,391,681)	260,581,039	(64,382,750)	79,900,745

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,279,780)	(7,932,371)	—	—
Investor Shares	—	(86,011)	—	—
Net realized gain on investments:
Class M Shares	(290,742,198)	(234,597,218)	(93,553,168)	(95,370,568)
Investor Shares	(6,187,293)	(4,769,554)	(779,054)	(978,502)
Dreyfus Premier Shares	(585,373)	(828,723)	—	—
Total Dividends	(300,794,644)	(248,213,877)	(94,332,222)	(96,349,070)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	204,899,454	281,940,037	136,668,449	139,163,228
Investor Shares	4,497,989	12,902,810	1,081,870	3,514,777
Dreyfus Premier Shares	9,000	25,446	—	—
Dividends reinvested:
Class M Shares	193,944,931	150,145,577	64,066,796	61,106,520
Investor Shares	5,593,861	4,570,406	715,704	810,943
Dreyfus Premier Shares	484,613	715,679	—	—
Cost of shares redeemed:
Class M Shares	(211,760,838)	(296,418,896)	(107,977,547)	(181,135,260)
Investor Shares	(6,958,845)	(12,668,316)	(1,915,312)	(5,292,529)
Dreyfus Premier Shares	(996,534)	(3,237,779)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	189,713,631	137,974,964	92,639,960	18,167,679
Total Increase (Decrease) in Net Assets	(185,472,694)	150,342,126	(66,075,012)	1,719,354

Net Assets ($):
Beginning of Period	1,747,519,900	1,597,177,774	675,579,002	673,859,648
End of Period	1,562,047,206	1,747,519,900	609,503,990	675,579,002
Undistributed investment income—net	3,632,602	5,455,543	871,436	258,045

	BNY Mellon Mid Cap Stock Fund		BNY Mellon Small Cap Stock Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Capital Share Transactions:
Class M Shares
Shares sold	16,713,338	20,373,901	10,946,313	9,447,857
Shares issued for dividends reinvested	15,404,681	11,348,872	5,048,605	4,297,223
Shares redeemed	(15,809,340)	(20,747,563)	(7,676,941)	(11,874,638)
Net Increase (Decrease) in Shares Outstanding	16,308,679	10,975,210	8,317,977	1,870,442

Investor Shares [a]
Shares sold	343,818	905,663	82,275	236,350
Shares issued for dividends reinvested	448,282	347,893	57,952	57,630
Shares redeemed	(544,558)	(905,828)	(149,853)	(362,914)
Net Increase (Decrease) in Shares Outstanding	247,542	347,728	(9,626)	(68,934)

Dreyfus Premier Shares [a]
Shares sold	618	1,928	—	—
Shares issued for dividends reinvested	40,861	56,351	—	—
Shares redeemed	(78,875)	(238,498)	—	—
Net Increase (Decrease) in Shares Outstanding	(37,396)	(180,219)	—	—

[a] During the period ended February 29, 2008, 50,766, Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $652,442 were automatically converted to
48,502 Investor shares and during the period ended August 31, 2007, 148,230 Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund representing $2,024,244 were automatically converted to 143,127 Investor shares.
See notes to financial statements.

The Funds 59

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon U.S. Core Equity 130/30 Fund		BNY Mellon International Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007[a]	(Unaudited)	August 31, 2007

Operations ($):
Investment income (loss)—net	210,653	(4,626)	8,868,851	43,954,152
Net realized gain (loss) on investments	(2,713,191)	(58,612)	170,909,167	361,316,981
Net unrealized appreciation (depreciation) on investments	(4,074,498)	556,883	(389,980,416)	(79,730,236)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,577,036)	493,645	(210,202,398)	325,540,897

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	—	—	(42,716,814)	(42,865,752)
Investor Shares	—	—	(205,294)	(135,397)
Net realized gain on investments:
Class M Shares	—	—	(345,711,591)	(297,965,799)
Investor Shares	—	—	(1,860,329)	(1,072,533)
Total Dividends	—	—	(390,494,028)	(342,039,481)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	87,211,847	25,975,600	312,942,311	499,791,572
Investor Shares	—	10,000	6,688,478	13,554,606
Dividends reinvested:
Class M Shares	—	—	230,869,382	194,224,145
Investor Shares	—	—	1,480,972	915,648
Cost of shares redeemed:
Class M Shares	(4,505,711)	(405,457)	(502,417,118)	(375,343,055)
Investor Shares	—	—	(10,735,292)	(10,052,185)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	82,706,136	25,580,143	38,828,733	323,090,731
Total Increase (Decrease) in Net Assets	76,129,100	26,073,788	(561,867,693)	306,592,147

Net Assets ($):
Beginning of Period	26,073,788	—	2,850,601,265	2,544,009,118
End of Period	102,202,888	26,073,788	2,288,733,572	2,850,601,265
Undistributed investment income—net	210,653	—	8,742,506	42,795,763

Capital Share Transactions (Shares):
Class M Shares
Shares sold	6,813,925	2,094,556	21,120,181	28,452,070
Shares issued for dividends reinvested	—	—	15,684,061	11,512,990
Shares redeemed	(353,454)	(32,103)	(30,200,653)	(21,099,016)
Net Increase (Decrease) in Shares Outstanding	6,460,471	2,062,453	6,603,589	18,866,044

Investor Shares
Shares sold	—	800	390,225	731,940
Shares issued for dividends reinvested	—	—	95,732	52,026
Shares redeemed	—	—	(675,784)	(541,199)
Net Increase (Decrease) in Shares Outstanding	—	800	(189,827)	242,767

a From August 1, 2007 (commencement of operations) to August 31, 2007.
See notes to financial statements.

	BNY Mellon Emerging Markets Fund		BNY Mellon Balanced Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Operations ($):
Investment income (loss)—net	(946,608)	14,989,685	4,806,592	8,161,745
Net realized gain (loss) on investments	265,345,998	298,691,541	19,928,360	34,944,176
Net unrealized appreciation (depreciation) on investments	(203,262,990)	125,896,899	(29,958,602)	(2,011,921)
Net Increase (Decrease) in Net Assets
Resulting from Operations	61,136,400	439,578,125	(5,223,650)	41,094,000

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,065,738)	(11,143,002)	(6,304,708)	(8,588,393)
Investor Shares	(65,697)	(55,920)	(67,435)	(87,689)
Net realized gain on investments:
Class M Shares	(353,792,959)	(373,891,351)	(32,629,458)	(37,309,689)
Investor Shares	(2,618,833)	(2,695,847)	(387,034)	(410,941)
Total Dividends	(368,543,227)	(387,786,120)	(39,388,635)	(46,396,712)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	110,078,475	229,712,148	9,079,594	18,552,789
Investor Shares	5,240,120	8,957,255	701,340	2,627,739
Dividends reinvested:
Class M Shares	243,684,211	241,635,492	28,703,242	32,351,111
Investor Shares	2,132,234	2,299,129	450,486	450,228
Cost of shares redeemed:
Class M Shares	(229,284,637)	(314,129,360)	(15,260,544)	(29,698,540)
Investor Shares	(5,483,118)	(12,212,487)	(620,764)	(2,475,801)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	126,367,285	156,262,177	23,053,354	21,807,526
Total Increase (Decrease) in Net Assets	(181,039,542)	208,054,182	(21,558,931)	16,504,814

Net Assets ($):
Beginning of Period	1,531,869,790	1,323,815,608	362,341,441	345,836,627
End of Period	1,350,830,248	1,531,869,790	340,782,510	362,341,441
Undistributed investment income (loss)—net	(994,293)	12,083,750	646,212	2,211,763

Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,223,838	10,259,259	747,133	1,442,105
Shares issued for dividends reinvested	12,117,564	11,695,813	2,429,772	2,608,038
Shares redeemed	(9,810,729)	(13,164,193)	(1,235,870)	(2,286,103)
Net Increase (Decrease) in Shares Outstanding	7,530,673	8,790,879	1,941,035	1,764,040

Investor Shares
Shares sold	247,079	378,468	54,670	201,131
Shares issued for dividends reinvested	104,881	110,323	37,849	35,958
Shares redeemed	(249,900)	(525,054)	(47,169)	(189,290)
Net Increase (Decrease) in Shares Outstanding	102,060	(36,263)	45,350	47,799

See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Large Cap Stock Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	11.56	10.31	9.79	8.74	8.16	7.77
Investment Operations:
Investment income—net [b]	.06	.09	.10	.11	.07	.06
Net realized and unrealized
gain (loss) on investments	(.73)	1.49	.52	1.05	.58	.39
Total from Investment Operations	(.67)	1.58	.62	1.16	.65	.45
Distributions:
Dividends from investment income—net	(.06)	(.08)	(.10)	(.11)	(.07)	(.06)
Dividends from net realized gain on investments	(1.73)	(.25)	—	—	—	—
Total Distributions	(1.79)	(.33)	(.10)	(.11)	(.07)	(.06)
Net asset value, end of period	9.10	11.56	10.31	9.79	8.74	8.16

Total Return (%)	(7.09)[c]	15.60	6.32	13.27	7.95	5.76

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.80	.80	.80	.81	.81
Ratio of net expenses to average net assets	.79[d,e]	.79	.80[e]	.80[e]	.81	.81
Ratio of net investment income
to average net assets	1.16[d]	.76	.96	1.13	.77	.83
Portfolio Turnover Rate	30.55[c]	77.46	19.08	23.49	43.52	56.96

Net Assets, end of period ($ x 1,000)	1,794,127	1,970,482	1,766,105	1,733,531	1,545,002	1,479,855

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	The difference for the period represents less than .01%.
See notes to financial statements.

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Large Cap Stock Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	11.58	10.33	9.82	8.76	8.16	7.77
Investment Operations:
Investment income—net [a]	.05	.06	.07	.08	.06	.04
Net realized and unrealized
gain (loss) on investments	(.73)	1.50	.51	1.06	.58	.39
Total from Investment Operations	(.68)	1.56	.58	1.14	.64	.43
Distributions:
Dividends from investment income—net	(.05)	(.06)	(.07)	(.08)	(.04)	(.04)
Dividends from net realized gain on investments	(1.73)	(.25)	—	—	—	—
Total Distributions	(1.78)	(.31)	(.07)	(.08)	(.04)	(.04)
Net asset value, end of period	9.12	11.58	10.33	9.82	8.76	8.16

Total Return (%)	(7.20)[b]	15.29	5.95	13.08	7.88	5.50

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[c]	1.05	1.06	1.05	1.06	1.07
Ratio of net expenses to average net assets	1.04[c,d]	1.04	1.06[d]	1.05[d]	1.06	1.07
Ratio of net investment income
to average net assets	.88[c]	.51	.72	.87	.59	.56
Portfolio Turnover Rate	30.55[b]	77.46	19.08	23.49	43.52	56.96

Net Assets, end of period ($ x 1,000)	10,455	11,704	7,629	3,985	3,356	2,121

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.
[d]	The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Income Stock Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	10.61	10.43	9.92	9.50	8.56	8.24
Investment Operations:
Investment income—net [b]	.09	.19	.22	.21	.16	.12
Net realized and unrealized
gain (loss) on investments	(.81)	1.04	.75	1.27	1.09	.37
Total from Investment Operations	(.72)	1.23	.97	1.48	1.25	.49
Distributions:
Dividends from investment income—net	(.09)	(.19)	(.22)	(.20)	(.17)	(.12)
Dividends from net realized gain on investments	(2.04)	(.86)	(.24)	(.86)	(.14)	(.05)
Total Distributions	(2.13)	(1.05)	(.46)	(1.06)	(.31)	(.17)
Net asset value, end of period	7.76	10.61	10.43	9.92	9.50	8.56

Total Return (%)	(8.24)[c]	12.11	10.00	16.23	14.68	6.19

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[d]	.81	.81	.82	.83	.83
Ratio of net expenses to average net assets	.84[d,e]	.81	.81[e]	.82[e]	.83	.83
Ratio of net investment income
to average net assets	1.78[d]	1.81	2.14	2.12	1.75	1.48
Portfolio Turnover Rate	11.50[c]	62.06	40.75	34.61	52.47	12.82

Net Assets, end of period ($ x 1,000)	260,164	414,866	421,266	394,977	274,881	271,085

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	The difference for the period represents less than .01%.
See notes to financial statements.

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Income Stock Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	10.67	10.49	9.98	9.53	8.58	8.25
Investment Operations:
Investment income—net [a]	.08	.17	.19	.18	.14	.10
Net realized and unrealized
gain (loss) on investments	(.81)	1.04	.75	1.29	1.08	.38
Total from Investment Operations	(.73)	1.21	.94	1.47	1.22	.48
Distributions:
Dividends from investment income—net	(.08)	(.17)	(.19)	(.16)	(.13)	(.10)
Dividends from net realized gain on investments	(2.04)	(.86)	(.24)	(.86)	(.14)	(.05)
Total Distributions	(2.12)	(1.03)	(.43)	(1.02)	(.27)	(.15)
Net asset value, end of period	7.82	10.67	10.49	9.98	9.53	8.58

Total Return (%)	(8.30)[b]	11.78	9.68	16.00	14.26	6.03

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	1.06	1.06	1.07	1.08	1.09
Ratio of net expenses to average net assets	1.10[c,d]	1.06	1.06[d]	1.07[d]	1.08	1.09
Ratio of net investment income
to average net assets	1.53[c]	1.55	1.92	1.88	1.49	1.21
Portfolio Turnover Rate	11.50[b]	62.06	40.75	34.61	52.47	12.82

Net Assets, end of period ($ x 1,000)	1,332	1,719	1,468	1,092	756	1,080

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.
[d]	The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Mid Cap Stock Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.19	14.26	14.80	12.29	11.07	9.92
Investment Operations:
Investment income—net [b]	.01	.06	.08	.04	.04	.05
Net realized and unrealized
gain (loss) on investments	(.45)	2.17	1.21	3.33	1.21	1.13
Total from Investment Operations	(.44)	2.23	1.29	3.37	1.25	1.18
Distributions:
Dividends from investment income—net	(.03)	(.08)	(.01)	(.04)	(.03)	(.03)
Dividends from net realized gain on investments	(2.54)	(2.22)	(1.82)	(.82)	—	—
Total Distributions	(2.57)	(2.30)	(1.83)	(.86)	(.03)	(.03)
Net asset value, end of period	11.18	14.19	14.26	14.80	12.29	11.07

Total Return (%)	(5.17)[c]	16.76	9.14	28.41	11.33	11.94

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[d]	.90	.91	.91	.91	.92
Ratio of net expenses to average net assets	.90[d,e]	.90[e]	.91[e]	.91	.91	.92
Ratio of net investment income
to average net assets	.18[d]	.42	.51	.26	.34	.47
Portfolio Turnover Rate	64.16[c]	112.31	93.33	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	1,529,199	1,708,747	1,560,575	1,458,952	1,159,657	1,073,837

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	The difference for the period represents less than .01%.
See notes to financial statements.

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Mid Cap Stock Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.07	14.16	14.73	12.24	11.03	9.90
Investment Operations:
Investment income (loss)—net [a]	(.00)[b]	.02	.04	.00[b]	.01	.02
Net realized and unrealized
gain (loss) on investments	(.45)	2.15	1.21	3.32	1.21	1.13
Total from Investment Operations	(.45)	2.17	1.25	3.32	1.22	1.15
Distributions:
Dividends from investment income—net	—	(.04)	—	(.01)	(.01)	(.02)
Dividends from net realized gain on investments	(2.54)	(2.22)	(1.82)	(.82)	—	—
Total Distributions	(2.54)	(2.26)	(1.82)	(.83)	(.01)	(.02)
Net asset value, end of period	11.08	14.07	14.16	14.73	12.24	11.03

Total Return (%)	(5.25)[c]	16.44	8.93	28.05	11.02	11.66

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[d]	1.15	1.15	1.15	1.16	1.20
Ratio of net expenses to average net assets	1.16[d,e]	1.15[e]	1.15[e]	1.15	1.16	1.20
Ratio of net investment income
(loss) to average net assets	(.07)[d]	.16	.26	.02	.10	.19
Portfolio Turnover Rate	64.16[c]	112.31	93.33	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	30,414	35,139	30,433	26,445	21,810	18,117

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Not annualized.
[d]	Annualized.
[e]	The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 67

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Mid Cap Stock Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.52	13.74	14.44	12.09	10.96	9.81
Investment Operations:
Investment (loss)—net [b]	(.05)	(.07)	(.07)	(.09)	(.08)	(.06)
Net realized and unrealized
gain (loss) on investments	(.42)	2.07	1.19	3.26	1.21	1.21
Total from Investment Operations	(.47)	2.00	1.12	3.17	1.13	1.15
Distributions:
Dividends from net realized gain on investments	(2.54)	(2.22)	(1.82)	(.82)	—	—
Net asset value, end of period	10.51	13.52	13.74	14.44	12.09	10.96

Total Return (%)	(5.65)[c]	15.58	8.13	27.11	10.31	11.72[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91[d]	1.90	1.90	1.88	1.91	1.95[c]
Ratio of net expenses to average net assets	1.91[d,e]	1.90[e]	1.90[e]	1.88	1.91	1.95[c]
Ratio of net investment (loss)
to average net assets	(.82)[d]	(.53)	(.48)	(.71)	(.65)	(.58)[c]
Portfolio Turnover Rate	64.16[c]	112.31	93.33	83.57	69.03	67.97

Net Assets, end of period ($ x 1,000)	2,434	3,635	6,170	8,113	9,682	14,996

[a] From the close of business on September 6, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Small Cap Stock Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.82	15.39	17.18	14.92	13.17	10.95
Investment Operations:
Investment income (loss)—net [b]	.01	.00[c]	(.01)	(.01)	(.02)	(.00)[c]
Net realized and unrealized
gain (loss) on investments	(1.26)	1.83	.80	2.66	1.77	2.22
Total from Investment Operations	(1.25)	1.83	.79	2.65	1.75	2.22
Distributions:
Dividends from net realized gain on investments	(2.26)	(2.40)	(2.58)	(.39)	—	—
Net asset value, end of period	11.31	14.82	15.39	17.18	14.92	13.17

Total Return (%)	(10.10)[d]	12.53	5.04	17.86	13.29	20.27

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[e]	1.01	1.01	1.01	1.02	1.04
Ratio of net expenses to average net assets	1.00[e]	1.00	1.01[f]	1.01[f]	1.02[f]	1.03
Ratio of net investment income
(loss) to average net assets	.19[e]	.02	(.08)	(.07)	(.11)	(.02)
Portfolio Turnover Rate	61.41[d]	167.04	108.79	148.54	91.71	91.99

Net Assets, end of period ($ x 1,000)	605,556	670,238	667,241	797,808	747,637	558,172

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
[f]	The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 69

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Small Cap Stock Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	14.50	15.13	16.97	14.78	13.08	10.90
Investment Operations:
Investment (loss)—net [a]	(.00)[b]	(.03)	(.05)	(.05)	(.05)	(.03)
Net realized and unrealized
gain (loss) on investments	(1.24)	1.80	.79	2.63	1.75	2.21
Total from Investment Operations	(1.24)	1.77	.74	2.58	1.70	2.18
Distributions:
Dividends from net realized gain on investments	(2.26)	(2.40)	(2.58)	(.39)	—	—
Net asset value, end of period	11.00	14.50	15.13	16.97	14.78	13.08

Total Return (%)	(10.26)[c]	12.33	4.78	17.55	13.00	20.00

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[d]	1.26	1.26	1.26	1.26	1.29
Ratio of net expenses to average net assets	1.27[d,e]	1.25	1.26[e]	1.26[e]	1.26[e]	1.28
Ratio of net investment (loss)
to average net assets	(.06)[d]	(.23)	(.35)	(.33)	(.35)	(.27)
Portfolio Turnover Rate	61.41[c]	167.04	108.79	148.54	91.71	91.99

Net Assets, end of period ($ x 1,000)	3,948	5,341	6,618	4,692	3,310	3,578

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Not annualized.
[d]	Annualized.
[e]	The difference for the period represents less than .01%.
See notes to financial statements.

	Class M Shares

	Six Months Ended
	February 29, 2008	Year Ended
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	August 31, 2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.04	(.00)[c]
Net realized and unrealized
gain (loss) on investments	(.69)	.14
Total from Investment Operations	(.65)	.14
Net asset value, end of period	11.99	12.64

Total Return (%) [d]	(5.14)	1.12

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77[e]	.50[d]
Ratio of net expenses to average net assets	1.56[e]	.28[d]
Ratio of net investment income (loss)
to average net assets	.66[e]	(.03)[d]
Portfolio Turnover Rate [d]	96.22	11.94

Net Assets, end of period ($ x 1,000)	102,193	26,064

[a]	From August 1, 2007 (commencement of operations) to August 31, 2007.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

The Funds 71

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares

	Six Months Ended
	February 29, 2008	Year Ended
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)	August 31, 2007[a]

Per Share Data ($):
Net asset value, beginning of period	12.63	12.50
Investment Operations:
Investment income (loss)—net[b,c]	.00	(.00)
Net realized and unrealized
gain (loss) on investments	(.66)	.13
Total from Investment Operations	(.66)	.13
Net asset value, end of period	11.97	12.63

Total Return (%) [d]	(5.23)	1.04

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.47[e]	.50[d]
Ratio of net expenses to average net assets	2.24[e]	.28[d]
Ratio of net investment income
(loss) to average net assets	.01[e]	(.03)[d]
Portfolio Turnover Rate [d]	96.22	11.94

Net Assets, end of period ($ x 1,000)	10	10

[a]	From August 1, 2007 (commencement of operations) to August 31, 2007.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon International Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	17.56	17.77	16.20	14.29	11.77	11.03
Investment Operations:
Investment income—net [b]	.05	.28	.28	.22	.20	.20
Net realized and unrealized
gain (loss) on investments	(1.40)	1.92	3.02	2.52	2.51	.68
Total from Investment Operations	(1.35)	2.20	3.30	2.74	2.71	.88
Distributions:
Dividends from investment income—net	(.29)	(.30)	(.23)	(.20)	(.19)	(.14)
Dividends from net realized gain on investments	(2.35)	(2.11)	(1.50)	(.63)	—	—
Total Distributions	(2.64)	(2.41)	(1.73)	(.83)	(.19)	(.14)
Net asset value, end of period	13.57	17.56	17.77	16.20	14.29	11.77

Total Return (%)	(8.88)[c]	12.93	21.86	19.51	23.15	8.19

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[d]	1.08	1.10	1.09	1.11	1.12
Ratio of net expenses to average net assets	1.10[d,e]	1.08[e]	1.10[e]	1.09	1.10	1.05
Ratio of net investment income
to average net assets	.68[d]	1.59	1.68	1.40	1.46	1.99
Portfolio Turnover Rate	40.15[c]	72.83	70.02	44.92	45.60	36.52

Net Assets, end of period ($ x 1,000)	2,280,826	2,836,968	2,534,753	1,857,398	1,265,004	820,568

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 73

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon International Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	18.29	18.41	16.74	14.74	12.13	11.34
Investment Operations:
Investment income—net [a]	.03	.23	.26	.24	.49	.13
Net realized and unrealized
gain (loss) on investments	(1.48)	2.03	3.11	2.55	2.20	.78
Total from Investment Operations	(1.45)	2.26	3.37	2.79	2.69	.91
Distributions:
Dividends from investment income—net	(.26)	(.27)	(.20)	(.16)	(.08)	(.12)
Dividends from net realized gain on investments	(2.35)	(2.11)	(1.50)	(.63)	—	—
Total Distributions	(2.61)	(2.38)	(1.70)	(.79)	(.08)	(.12)
Net asset value, end of period	14.23	18.29	18.41	16.74	14.74	12.13

Total Return (%)	(9.09)[b]	12.73	21.49	19.24	22.28	8.24

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35[c]	1.33	1.36	1.34	1.35	1.36
Ratio of net expenses to average net assets	1.35[c,d]	1.32	1.36[d]	1.34	1.35[d]	1.30
Ratio of net investment income
to average net assets	.40[c]	1.26	1.50	1.50	2.63	1.10
Portfolio Turnover Rate	40.15[b]	72.83	70.02	44.92	45.60	36.52

Net Assets, end of period ($ x 1,000)	7,908	13,634	9,256	3,466	900	308

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.
[d]	The difference for the period represents less than .01%.
See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Emerging Markets Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	24.42	24.53	22.69	17.98	14.92	12.33
Investment Operations:
Investment income (loss)—net [b]	(.01)	.25	.29	.32	.25	.22
Net realized and unrealized
gain (loss) on investments	1.10	7.18	4.96	6.09	3.16	2.77
Total from Investment Operations	1.09	7.43	5.25	6.41	3.41	2.99
Distributions:
Dividends from investment income—net	(.21)	(.22)	(.44)	(.12)	(.12)	(.12)
Dividends from net realized gain on investments	(6.10)	(7.32)	(2.97)	(1.58)	(.23)	(.28)
Total Distributions	(6.31)	(7.54)	(3.41)	(1.70)	(.35)	(.40)
Net asset value, end of period	19.20	24.42	24.53	22.69	17.98	14.92

Total Return (%)	3.32[c]	35.81	24.59	36.62	22.93	25.18

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52[d]	1.50	1.52	1.51	1.51	1.61
Ratio of net expenses to average net assets	1.52[d,e]	1.50[e]	1.52	1.51[e]	1.50	1.35
Ratio of net investment income (loss)
to average net assets	(.12)[d]	1.05	1.18	1.52	1.39	1.77
Portfolio Turnover Rate	34.80[c]	60.72	49.06	42.97	46.36	26.43

Net Assets, end of period ($ x 1,000)	1,340,293	1,521,024	1,312,055	1,337,801	1,001,344	526,049

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 75

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Emerging Markets Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	24.60	24.65	22.79	18.08	15.00	12.38
Investment Operations:
Investment income (loss)—net [a]	(.04)	.15	.26	.30	.17	.17
Net realized and unrealized
gain (loss) on investments	1.10	7.27	4.96	6.09	3.22	2.82
Total from Investment Operations	1.06	7.42	5.22	6.39	3.39	2.99
Distributions:
Dividends from investment income—net	(.15)	(.15)	(.39)	(.10)	(.08)	(.09)
Dividends from net realized gain on investments	(6.10)	(7.32)	(2.97)	(1.58)	(.23)	(.28)
Total Distributions	(6.25)	(7.47)	(3.36)	(1.68)	(.31)	(.37)
Net asset value, end of period	19.41	24.60	24.65	22.79	18.08	15.00

Total Return (%)	3.21[b]	35.52	24.29	36.26	22.68	24.99

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.77[c]	1.75	1.78	1.72	1.84	1.85
Ratio of net expenses to average net assets	1.77[c,d]	1.74	1.78	1.72[d]	1.83	1.60
Ratio of net investment income
(loss) to average net assets	(.38)[c]	.65	1.07	1.48	1.14	1.12
Portfolio Turnover Rate	34.80[b]	60.72	49.06	42.97	46.36	26.43

Net Assets, end of period ($ x 1,000)	10,537	10,846	11,761	4,557	3,424	313

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.
[d]	The difference for the period represents less than .01%.
See notes to financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Balanced Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.91	13.17	12.79	11.56	10.79	10.28
Investment Operations:
Investment income—net [b]	.17	.29	.27	.22	.20	.25
Net realized and unrealized
gain (loss) on investments	(.32)	1.21	.64	1.25	.78	.51
Total from Investment Operations	(.15)	1.50	.91	1.47	.98	.76
Distributions:
Dividends from investment income—net	(.23)	(.32)	(.30)	(.24)	(.21)	(.25)
Dividends from net realized gain on investments	(1.19)	(1.44)	(.23)	—	—	—
Total Distributions	(1.42)	(1.76)	(.53)	(.24)	(.21)	(.25)
Net asset value, end of period	11.34	12.91	13.17	12.79	11.56	10.79

Total Return (%)	(1.57)[c]	12.09	7.22	12.78	9.13	7.68

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57[d]	.58	.60	.58	.59	.62
Ratio of net expenses to average net assets	.57[d,e]	.58[e]	.60	.58	.59[e]	.62
Ratio of net investment income
to average net assets	2.69[d]	2.26	2.10	1.81	1.77	2.41
Portfolio Turnover Rate	29.97[c,f]	89.78[f]	64.43[f]	62.64[f]	61.77[f]	83.22

Net Assets, end of period ($ x 1,000)	336,511	358,068	342,110	351,525	342,326	348,402

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended February 29, 2008, August 31, 2007,August 31, 2006,August 31, 2005 and
August 31, 2004 were 29.50%, 75.75%, 61.53%, 45.79% and 55.45%, respectively.
See notes to financial statements.

The Funds 77

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Balanced Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.96	13.21	12.83	11.57	10.79	10.27
Investment Operations:
Investment income—net [a]	.15	.26	.24	.18	.17	.23
Net realized and unrealized
gain (loss) on investments	(.33)	1.21	.63	1.26	.77	.51
Total from Investment Operations	(.18)	1.47	.87	1.44	.94	.74
Distributions:
Dividends from investment income—net	(.21)	(.28)	(.26)	(.18)	(.16)	(.22)
Dividends from net realized gain on investments	(1.19)	(1.44)	(.23)	—	—	—
Total Distributions	(1.40)	(1.72)	(.49)	(.18)	(.16)	(.22)
Net asset value, end of period	11.38	12.96	13.21	12.83	11.57	10.79

Total Return (%)	(1.73)[b]	11.73	6.93	12.55	8.76	7.52

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.86	.85	.85	.85	.87
Ratio of net expenses to average net assets	.90[c,d]	.86[d]	.85	.85	.85[d]	.87
Ratio of net investment income
to average net assets	2.37[c]	1.98	1.86	1.45	1.45	2.13
Portfolio Turnover Rate	29.97[b,e]	89.78[e]	64.43[e]	62.64[e]	61.77[e]	83.22

Net Assets, end of period ($ x 1,000)	4,271	4,274	3,727	1,848	665	431

[a] Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
[d] The difference for the period represents less than .01%.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended February 29, 2008, August 31, 2007,August 31, 2006,August 31, 2005 and
August 31, 2004 were 29.50%, 75.75%, 61.53%, 45.79% and 55.45%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following diversified equity funds and balanced fund: BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon Balanced Fund (each, a “fund” and collectively, the “funds”). Effective March, 31, 2008, the Trust changed its name from “Mellon Funds Trust” to its current name and each fund added “BNY” to the beginning of its name. BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund and BNY Mellon U.S. Core Equity 130/30 Fund seek capital appreciation and BNY Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income.

Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus and Mellon Bank are wholly-owned subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”). MBSC Securities Corporation (the “Distributor”), a wholly-owned sub-

sidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon Mid Cap Stock Fund. Dreyfus Premier shares of BNY Mellon Mid Cap Stock Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. BNY Mellon Mid Cap Stock Fund does not offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 29, 2008, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Investor shares of BNY Mellon U.S. Core Equity 130/30 Fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Funds 79

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Trust’s Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

BNY Mellon Balanced Fund

Most debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The funds have arrangements with the custodian and cash management banks whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Pursuant to a securities lending agreement with Mellon Bank, the funds may lend securities to certain qualified institutions. It is the funds’ policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or Letters of Credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each secu-

rity loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 1 summarizes the amount Mellon Bank earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2008.

Table 1.

BNY Mellon Large Cap Stock Fund	$ 25,421
BNY Mellon Income Stock Fund	1,637
BNY Mellon Mid Cap Stock Fund	251,675
BNY Mellon Small Cap Stock Fund	72,369
BNY Mellon Emerging Markets Fund	8,399
BNY Mellon Balanced Fund	34,191

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Foreign currency transactions: BNY Mellon Emerging Markets Fund and BNY Mellon International Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

The Funds 81

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Foreign currency exchange contracts: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. As of February 29, 2008, there were no open forward currency exchange contracts. Funds may also enter into foreign exchange contracts at the prevailing spot rate in order to facilitate the settlement of purchases and sales of foreign securities. Table 2 summarizes open foreign exchange contracts for BNY Mellon International Fund and BNY Mellon Emerging Markets Fund at February 29, 2008.

(f) Concentration of risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Emerging

Markets Fund invests in equity securities traded on the stock markets of emerging market countries, which can be extremely volatile due to political, social and economic factors. Risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse, less mature economic structures and less liquidity. BNY Mellon Balanced Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(g) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Balanced Fund declare and pay dividends from investment income-net monthly. BNY Mellon Mid Cap Stock Fund, BNY Mellon Small Cap Stock Fund, BNY Mellon U.S. Core Equity Fund 130/30 Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(h) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

During the current year, the funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a

Table 2.

BNY Mellon International Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Euro, expiring 3/3/2008	3,146,058	4,768,912	4,780,121	11,209
Japanese Yen, expiring 3/3/2008	74,573,725	703,991	718,022	14,031
Norwegian Krone, expiring 3/4/2008	17,388,628	3,336,268	3,338,125	1,857
Swiss Franc, expiring 3/4/2008	2,125,281	2,033,761	2,040,009	6,248
Sales:		Proceeds ($)
Australian Dollar, expiring 3/4/2008	1,649,122	1,536,652	1,538,301	(1,649)
British Pound, expiring 3/3/2008	745,630	1,481,045	1,482,536	(1,491)
British Pound, expiring 3/4/2008	1,705,489	3,386,760	3,391,024	(4,264)
Euro, expiring 3/3/2008	2,685,723	4,061,619	4,080,688	(19,069)
Euro, expiring 3/3/2008	89,014	134,616	135,248	(632)
Euro, expiring 3/4/2008	751,908	1,140,118	1,142,449	(2,331)
Japanese Yen, expiring 3/4/2008	234,516,942	2,254,537	2,258,010	(3,473)
Japanese Yen, expiring 3/4/2008	867,878,030	8,343,377	8,356,230	(12,853)
Total				(12,417)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Philippines Peso, expiring 3/3/2008	10,691,335	267,618	264,637	(2,981)
Philippines Peso, expiring 3/4/2008	1,527,090	38,273	37,799	(474)
Sales:		Proceeds ($)
Hong Kong Dollar, expiring 3/3/2008	1,890,499	242,956	242,964	(8)
Mexican Peso, expiring 3/3/2008	375,665	35,071	35,066	5
Thai Baht, expiring 3/3/2008	4,934,114	153,951	156,184	(2,233)
Total				(5,691)

The Funds 83

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tax benefit or expense in the current year. The adoption of FIN 48 had no impact on the operations of the funds for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2007.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Line of Credit:

The funds (except for BNY Mellon U.S. Core Equity 130/30 Fund) participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowing. During the period ended February 29, 2008, BNY Mellon Mid Cap Stock Fund and BNY Mellon Small Cap Stock did not borrow under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the period ended February 29, 2008 for BNY Mellon Large Cap Stock Fund was approximately $326,400, with a related weighted average annualized interest rate of 4.58% .

The average daily amount of borrowings outstanding under the line of credit during the period ended
February 29, 2008 for BNY Mellon Income Stock Fund was approximately $2,245,700, with a related weighted average annualized interest rate of 5.14% .

Prime broker fees charged on BNY Mellon U.S. Core Equity 130/30 Fund are included in interest expense.

The average daily amount of borrowings outstanding under the line of credit during the period ended February 29, 2008 for BNY Mellon International Fund was approximately $2,076,900, with a related weighted average annualized interest rate of 4.75% .

The average daily amount of borrowings outstanding under the line of credit during the period ended February 29, 2008 for BNY Mellon Emerging Markets Fund was approximately $909,300, with a related weighted average annualized interest rate of 4.72% .

The average daily amount of borrowings outstanding under the line of credit during the period ended February 29, 2008 for BNY Mellon Balanced Fund was approximately $19,100, with a related weighted average annualized interest rate of 3.78% .

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Stock Fund, .85% of BNY Mellon Small

Table 3.

	Ordinary	Long-Term
	Income ($)	Capital Gains ($)

BNY Mellon Large Cap Stock Fund	14,566,348	43,131,986
BNY Mellon Income Stock Fund	7,733,999	35,547,261
BNY Mellon Mid Cap Stock Fund	44,446,751	203,767,126
BNY Mellon Small Cap Stock Fund	4,019,569	92,329,501
BNY Mellon International Fund	105,535,739	236,503,742
BNY Mellon Emerging Markets Fund	73,233,513	314,552,607
BNY Mellon Balanced Fund	9,747,839	36,648,873

84

Cap Stock Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying BNY Mellon funds) of BNY Mellon Balanced Fund.

For BNY Mellon U.S. Core Equity 130/30 Fund, the Investment Adviser has contractually agreed through August 31, 2008, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class, exclusive of taxes, brokerage commissions, interest on borrowings, shareholder services fees, prime broker fees, substitute dividend expenses on securities sold short and extraordinary expenses, exceed an annual rate of 1.05% of the value of the average daily net assets of the respective class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $32,922 during the period ended February 29, 2008.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Balanced Fund, which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

During the period ended February 29, 2008, the Distributor retained $1,761 from CDSC on redemptions of BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares.

(b) BNY Mellon Mid Cap Stock Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.

BNY Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of .75% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 29, 2008, BNY Mellon Mid Cap Stock Fund’s Dreyfus Premier shares were charged $11,882 pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to their Investor shares and BNY Mellon Mid Cap Stock Fund has adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 4 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 29, 2008, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations include fees paid to the transfer agent.

Table 4.

BNY Mellon Large Cap Stock Fund	$15,276
BNY Mellon Income Stock Fund	2,112
BNY Mellon Mid Cap Stock Fund,
Investor shares	42,917
BNY Mellon Mid Cap Stock Fund,
Dreyfus Premier shares	3,961
BNY Mellon Small Cap Stock Fund	6,258
BNY Mellon U.S. Core Equity 130/30 Fund	13
BNY Mellon International Fund	16,187
BNY Mellon Emerging Markets Fund	13,530
BNY Mellon Balanced Fund	5,204

The Funds 85

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The funds compensate The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 5 summarizes the amount each fund was charged during the period ended February 29, 2008, pursuant to the cash management agreement.

Table 5.

BNY Mellon Large Cap Stock Fund	$59
BNY Mellon Income Stock Fund	21
BNY Mellon Mid Cap Stock Fund	2,959
BNY Mellon Small Cap Stock Fund	178
BNY Mellon U.S. Core Equity 130/30 Fund	4
BNY Mellon International Fund	121
BNY Mellon Emerging Markets Fund	144
BNY Mellon Balanced Fund	9

The funds compensate Mellon Bank under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 6 summarizes the amount each fund was charged during the period ended February 29, 2008, pursuant to the cash management agreement.

Table 6.

BNY Mellon Large Cap Stock Fund	$ 227
BNY Mellon Income Stock Fund	72
BNY Mellon Mid Cap Stock Fund	9,851
BNY Mellon Small Cap Stock Fund	632
BNY Mellon U.S. Core Equity 130/30 Fund	15
BNY Mellon International Fund	521
BNY Mellon Emerging Markets Fund	596
BNY Mellon Balanced Fund	37

All funds except BNY Mellon International Fund and BNY Mellon Emerging Markets Fund compensate Mellon Bank under a custody agreement with Mellon Bank and BNY Mellon International Fund and BNY Mellon Emerging Markets Fund compensate Mellon Trust of New England, N.A. under a custody agreement with Mellon Trust of New England, N.A. for providing custo-

dial services for the relevant funds. Table 7 summarizes the amount each fund was charged during the period ended February 29, 2008, pursuant to the custody agreements.

Table 7.

BNY Mellon Large Cap Stock Fund	$72,325
BNY Mellon Income Stock Fund	20,619
BNY Mellon Mid Cap Stock Fund	61,692
BNY Mellon Small Cap Stock Fund	33,767
BNY Mellon U.S. Core Equity 130/30 Fund	23,899
BNY Mellon International Fund	1,396,408
BNY Mellon Emerging Markets Fund	1,723,079
BNY Mellon Balanced Fund	18,533

During the period ended February 29, 2008, each fund was charged $2,411 for services performed by the Chief Compliance Officer.

Table 8 summarizes the components of “Due to the Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000.

NOTE 5—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, options transactions and foreign currency exchange contracts, during the period ended February 29, 2008, of which $1,693,087 in purchases and $1,686,743 in sales were from mortgage dollar roll transactions in BNY Mellon Balanced Fund.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. The fund’s long security positions serve as collateral for the open short positions. Securities sold short at February 29, 2008, and their related market values and proceeds are set forth in the Statement of Securities Sold Short for BNY Mellon U.S. Core Equity 130/30 Fund.

BNY Mellon Income Stock Fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable

Table 8.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

BNY Mellon Large Cap Stock Fund	938,926	—	2,098	56,898	4,419
BNY Mellon Income Stock Fund	139,141	—	273	12,114	4,419
BNY Mellon Mid Cap Stock Fund	932,740	1,486	6,628	58,090	4,419
BNY Mellon Small Cap Stock Fund	411,576	—	845	22,723	4,419
BNY Mellon U.S. Core Equity 130/30 Fund	50,690	—	2	—	2,812
BNY Mellon International Fund	1,514,693	—	1,779	770,499	4,419
BNY Mellon Emerging Markets Fund	1,215,739	—	1,928	886,895	4,419
BNY Mellon Balanced Fund	118,811	—	835	15,453	4,419

Table 9.

	Purchases ($)	Sales ($)

BNY Mellon Large Cap Stock Fund	594,711,497	610,686,303
BNY Mellon Income Stock Fund	41,044,915	166,624,081
BNY Mellon Mid Cap Stock Fund	1,093,246,676	1,205,141,860
BNY Mellon Small Cap Stock Fund	386,096,683	412,310,947
BNY Mellon International Fund	1,043,863,270	1,348,326,181
BNY Mellon Emerging Markets Fund	511,937,726	741,281,141
BNY Mellon Balanced Fund	109,205,035	107,687,681
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions	181,158,319	78,847,870
Short sale transactions	16,176,823	40,024,333
Total	197,335,142	118,872,203
The Funds 87

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes BNY Mellon Income Stock Fund’s call/put options written for the period ended February 29, 2008:

	Face Amount
	Covered by	Premiums
Options Written	Contracts ($)	Received ($)

Contracts outstanding
August 31, 2007	—	—
Contracts written	217,800	215,111
Contracts outstanding
February 29, 2008	217,800	215,111

Table 10 summarizes accumulated net unrealized appreciation (depreciation) on investments for each fund at February 29, 2008.

At February 29, 2008, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 10.

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)

BNY Mellon Large Cap Stock Fund	320,912,665	84,097,103	236,815,562
BNY Mellon Income Stock Fund	49,428,806	19,653,222	29,775,584
BNY Mellon Mid Cap Stock Fund	205,034,483	98,106,363	106,928,120
BNY Mellon Small Cap Stock Fund	59,728,166	54,588,936	5,139,230
BNY Mellon U.S. Core Equity 130/30 Fund	2,789,522	8,444,438	(5,654,916)
BNY Mellon International Fund	121,717,713	275,000,466	(153,282,753)
BNY Mellon Emerging Markets Fund	234,920,821	67,871,747	167,049,074
BNY Mellon Balanced Fund	28,939,174	11,873,148	17,066,026

N O T E S

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Stock Fund	Class M: MPMCX	Investor: MIMSX	Dreyfus Premier: MMSPX
BNY Mellon Small Cap Stock Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon U.S. Core Equity 130/30 Fund	Class M: MUCMX	Investor: MUCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon Balanced Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

©2008 MBSC Securities Corporation

MFTSA0208-EQ

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon National Intermediate
Municipal Bond Fund	3
BNY Mellon National Short-Term
Municipal Bond Fund	5
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund	7
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund	9
Understanding Your Fund’s Expenses	11
Comparing Your Fund’s Expenses
With Those of Other Funds	12
Statements of Investments	13
Statements of Financial Futures 27, 43, 54
Statements of Assets and Liabilities	55
Statements of Operations	56
Statements of Changes in Net Assets	57
Financial Highlights	62
Notes to Financial Statements	72

For More Information

Back cover

The views expressed herein are current to the date of this report.These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the BNY Mellon Funds Trust, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for fixed-income investors in recent memory.The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the U.S. sub-prime mortgage sector spread to other areas of the global financial markets.These developments dampened investor sentiment and produced heightened volatility in many segments of the municipal bond market. Particularly hard hit were lower-rated municipal bonds and those carrying third-party insurance from independent bond insurers.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your portfolio manager today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by John F. Flahive and Mary Collette
O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon National Intermediate Municipal Bond Fund achieved total returns of 0.11% for Class M shares, –0.10% for Investor shares and –0.35% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.19% for the same period.2

Municipal bonds suffered during the reporting period in an intensifying credit crisis and economic slowdown. The fund produced lower returns than its benchmark, primarily due to relatively weak results from its holdings of longer-term and “triple-B” rated securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Suffered in the Credit Crisis

The reporting period began amid a credit crisis that had originated in the sub-prime mortgage sector of the U.S. bond market, as a higher-than-expected number of homeowners defaulted on their loans. When evidence of an impending economic slowdown began to accumulate over the summer of 2007, investors’ credit concerns spread to other areas of the financial markets, including municipal bonds. The credit crunch intensified in the fall, when a number of commercial and investment banks reported massive sub-prime related losses. These developments prompted the Federal Reserve Board (the “Fed”) to attempt to improve market conditions and forestall a potential recession by injecting liquidity into the banking system and reducing short-term interest rates. Between September 1, 2007, and year-end, the Fed reduced the overnight federal funds rate three times, driving it from 5.25% to 4.25%.

Yet, disappointing economic news continued to surface in January and February, including the first monthly U.S. job losses in more than four years.What’s

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

more, many of the nation’s bond insurers announced that they had suffered ample exposure to the sub-prime mortgage debacle. Because these companies insured both mortgage-backed securities and municipal bonds, insured municipal bonds declined sharply despite little or no deterioration in their underlying credit funda-mentals.The Fed again took aggressive action, reducing the federal funds rate to 3% in two moves in late January.

Fund Strategies Produced Mixed Results

We attempted to maintain competitive yields in the declining interest-rate environment through investments in municipal bonds in the 10- to 15-year maturity range. We also allocated a portion of the fund’s assets to municipal bonds with triple-B credit ratings, at the lower end of the investment-grade range. While we succeeded in achieving a higher yield than the benchmark, this strategy exposed the fund to heightened price volatility.We also set the fund’s average duration in a range that was shorter than industry averages, preventing it from participating more fully in the beneficial effects of falling interest rates.

The fund achieved better results from its yield curve strategy, which was positioned for narrowing yield differences along the market’s maturity range.

Positioned for an Eventual Recovery

As of the reporting period’s end, the U.S. economy has continued to falter, and the credit crisis has worsened. Although the economic slowdown is likely to have an adverse impact on the fiscal health of certain states and municipalities, it appears to us that some areas of the municipal bond market have been punished too severely. Therefore, we have maintained the fund’s positions in triple-B rated and longer-term bonds, which we believe position the fund to participate fully in a market rebound when the economic and credit cycles move to their next phases.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by Timothy J. Sanville and Jeremy N.
Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon National Short-Term Municipal Bond Fund achieved total returns of 2.12% for Class M shares and 2.00% for Investor shares.1 In comparison, the Lehman Brothers 3-Year Municipal Bond Index (the “Index”), the fund’s benchmark, which is not subject to fees and expenses like a mutual fund, achieved a total return of 3.28% for the same period.2

Although municipal bonds generally suffered during the reporting period in an intensifying credit crisis and economic slowdown, shorter-term securities held up relatively well.The fund produced lower returns than its benchmark, primarily due to its relatively short weighted average maturity.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Suffered in the Credit Crisis

The reporting period began amid a credit crisis that had originated in the sub-prime mortgage sector of the U.S. bond market, as a higher-than-expected number of homeowners defaulted on their loans. When evidence of an impending economic slowdown began to accumulate over the summer of 2007, investors’ credit concerns spread to other areas of the financial markets, including municipal bonds. The credit crunch intensified in the fall, when a number of commercial and investment banks reported massive sub-prime related losses. These developments prompted the Federal Reserve Board (the “Fed”) to attempt to improve market conditions and forestall a potential recession by injecting liquidity into the banking system and reducing short-term interest rates. Between September 1, 2007, and year-end, the Fed reduced the overnight federal funds rate three times, driving it from 5.25% to 4.25%.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Yet, disappointing economic news continued to surface in January and February, including the first monthly U.S. job losses in more than four years. The Fed again took aggressive action, reducing the federal funds rate to 3% in two moves in late January.

What’s more, many of the nation’s bond insurers announced that they had incurred ample sub-prime losses. Because these companies insured both mortgage-backed securities and municipal bonds, longer-term municipal bond prices declined sharply despite little or no deterioration in their underlying credit fundamentals. However, shorter-term municipal bonds, which tend to be less sensitive to credit quality concerns, held up relatively well.

Fund Strategies Produced Mixed Results

Because the fund is limited to a maximum average maturity of three years, it produced lower returns than its benchmark, which has greater flexibility to participate more fully in potential gains among longer-dated securities. Nonetheless, the fund’s holdings benefited during the reporting period from the sharp decline in short-term interest rates, which supported prices.

Although we maintained the fund’s strong credit profile during the reporting period, we attempted to boost yields in the declining interest-rate environment by allocating a modest portion of the fund’s assets to short-term municipal bonds with triple-B credit ratings, which is at the lower end of the investment-grade range.This strategy succeeded in achieving a higher yield than the benchmark, but it exposed the fund to heightened price volatility.

Positioned for an Eventual Recovery

As of the reporting period’s end, the U.S. economy has continued to falter, and the credit crisis has worsened. Although the economic slowdown is likely to have an adverse impact on the fiscal health of certain states and municipalities,it appears to us that some areas of the municipal bond market have been punished too severely. Therefore, we have maintained the fund’s positions in short-term,triple-B rated bonds,which we believe position the fund to participate fully in a market rebound when the economic and credit cycles move to their next phases.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 3-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by Mary Collette O’Brien and Jeremy
N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund achieved total returns of 0.22% for Class M shares and 0.17% for Investor shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.19% for the same period.2

Municipal bonds suffered during the reporting period in an intensifying credit crisis and economic slowdown. The fund produced lower returns than its benchmark, primarily due to relatively weak results from its holdings of longer-term and “triple-B” rated securities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality. We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Suffered in the Credit Crisis

The reporting period began amid a credit crisis that had originated in the sub-prime mortgage sector of the U.S. bond market, as a higher-than-expected number of homeowners defaulted on their loans. When evidence of an impending economic slowdown began to accumulate over the summer of 2007, investors’ credit concerns spread to other areas of the financial markets, including municipal bonds. The credit crunch intensified in the fall, when a number of commercial and investment banks reported massive sub-prime related losses. These developments prompted the Federal Reserve Board (the “Fed”) to attempt to improve market conditions and forestall a potential recession by injecting liquidity into the banking system and reducing short-term interest rates. Between September 1, 2007, and year-end, the Fed reduced the overnight federal funds rate three times, driving it from 5.25% to 4.25%.

Yet, disappointing economic news continued to surface in January and February, including the first monthly U.S. job losses in more than four years.What’s more, many of the nation’s bond insurers announced

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

that they had suffered ample exposure to the sub-prime mortgage debacle. Because these companies insured both mortgage-backed securities and municipal bonds, insured municipal bonds declined sharply despite little or no deterioration in their underlying fundamentals. The Fed again took aggressive action, reducing the federal funds rate to 3% in two moves in late January.

Fund Strategies Produced Mixed Results

We attempted to maintain competitive yields in the declining interest-rate environment through investments in Pennsylvania municipal bonds in the 10- to 15-year maturity range.We also allocated a portion of the fund’s assets to municipal bonds with triple-B credit ratings, which are at the lower end of the investment-grade range. While we succeeded in achieving a higher yield than the benchmark, this strategy exposed the fund to heightened price volatility.We also set the fund’s average duration in a range that was shorter than industry averages, preventing it from participating more fully in the beneficial effects of falling interest rates.

The fund achieved better results from its yield curve strategy, which was positioned for narrowing yield differences along the market’s maturity range.

Positioned for an Eventual Recovery

As of the reporting period’s end, the U.S. economy has continued to falter, and the credit crisis has worsened. Although the economic slowdown is likely to have an adverse impact on the fiscal health of Pennsylvania and its municipalities, it appears that some areas of the municipal bond market have been punished too severely.Therefore, we have maintained the fund’s positions in triple-B rated and longer-term bonds, which we believe position the fund to participate fully in a market rebound when the economic and credit cycles move to their next phases.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by John F. Flahive and Mary Collette
O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Massachusetts Intermediate Municipal Bond Fund achieved total returns of 0.80% for Class M shares, 0.67% for Investor shares and 0.43% for Dreyfus Premier shares.1 In comparison, the Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.19% for the same period.2

Municipal bonds suffered during the reporting period in an intensifying credit crisis and economic slowdown. The fund produced lower returns than its benchmark, primarily due to relatively weak results from its holdings of longer-term and “triple-B” rated securities.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund’s yield without sacrificing quality.We use a more tactical approach with respect to the fund’s average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund’s average duration to make cash available for the purchase of higher-yielding securities.This is because yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund’s average duration to maintain current yields for as long as practical.At other times, we typically try to maintain a neutral average duration.

Municipal Bonds Suffered in the Credit Crisis

The reporting period began amid a credit crisis that had originated in the sub-prime mortgage sector of the U.S. bond market, as a higher-than-expected number of homeowners defaulted on their loans. When evidence of an impending economic slowdown began to accumulate over the summer of 2007, investors’ credit concerns spread to other areas of the financial markets, including municipal bonds. The credit crunch intensified in the fall, when a number of commercial and investment banks reported massive sub-prime related losses. These developments prompted the Federal Reserve Board (the “Fed”) to attempt to improve market conditions and forestall a potential recession by injecting liquidity into the banking system and reducing short-term interest rates. Between September 1, 2007, and year-end, the Fed reduced the overnight federal funds rate three times, driving it from 5.25% to 4.25%.

Yet, disappointing economic news continued to surface in January and February, including the first

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

monthly U.S. job losses in more than four years.What’s more, many of the nation’s bond insurers announced that they had suffered ample exposure to the sub-prime mortgage debacle. Because these companies insured both mortgage-backed securities and municipal bonds, insured municipal bonds declined sharply despite little or no deterioration in their underlying fundamentals. The Fed again took aggressive action, reducing the federal funds rate to 3% in two moves in late January.

Fund Strategies Produced Mixed Results

We attempted to maintain competitive yields in the declining interest-rate environment through investments in Massachusetts municipal bonds in the 10- to 15-year maturity range.When possible, we also allocated a portion of the fund’s assets to municipal bonds with triple-B credit ratings, at the lower end of the investment-grade range. While we succeeded in achieving a higher yield than the benchmark, this strategy exposed the fund to heightened price volatility.We also set the fund’s average duration in a range that was shorter than industry averages, preventing it from participating more fully in the beneficial effects of falling interest rates.

The fund achieved better results from its yield curve strategy, which was positioned for narrowing yield differences along the market’s maturity range.

Positioned for an Eventual Recovery

As of the reporting period’s end, the U.S. economy has continued to falter, and the credit crisis has worsened. Although the economic slowdown is likely to have an adverse impact on the fiscal health of Massachusetts and its municipalities, it appears that some areas of the municipal bond market have been punished too severely.Therefore, we have maintained the fund’s positions in triple-B rated and longer-term bonds, which we believe position the fund to participate fully in a market rebound when the economic and credit cycles move to their next phases.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by Mellon Fund Advisors pursuant to an agreement in effect through September 30, 2007, at which time it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal
Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

UNDERSTANDING YOUR FUND’S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each Mellon municipal bond fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008

			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.49	$ 3.73		$ 6.20
Ending value (after expenses)	$1,001.10	$999.00		$996.50
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.71	$ 4.02		—
Ending value (after expenses)	$1,021.20	$1,020.00		—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.24	$ 4.53		—
Ending value (after expenses)	$1,002.20	$1,001.70		—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.60	$ 3.84		$6.33
Ending value (after expenses)	$1,008.00	$1,006.70		$1,004.30

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .54% for Class M and .80% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .65% for Class M and .91% for Investor shares and BNY Mellon Massachusetts Intermediate Municipal Bond Fund .52% for Class M, .77% for Investor
shares and 1.27% for Dreyfus Premier shares, multiplied by the respective fund's average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds 11

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008
			Dreyfus
	Class M Shares	Investor Shares	Premier Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.51	$ 3.77	$ 6.27
Ending value (after expenses)	$1,022.38	$1,021.13	$1,018.65
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.72	$ 4.02	—
Ending value (after expenses)	$1,022.18	$1,020.89	—
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 3.27	$ 4.57	—
Ending value (after expenses)	$1,021.63	$1,020.34	—
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000 †	$ 2.61	$ 3.87	$ 6.37
Ending value (after expenses)	$1,022.28	$1,021.03	$1,018.55

† Expenses are equal to the BNY Mellon National Intermediate Municipal Bond Fund annualized expense ratio of .50% for Class M, .75% for Investor shares and 1.25% for
Dreyfus Premier shares, BNY Mellon National Short-Term Municipal Bond Fund .54% for Class M and .80% for Investor shares, BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund .65% for Class M and .91% for Investor shares and BNY Mellon Massachusetts Intermediate Municipal Bond Fund .52% for Class M, .77% for Investor
shares and 1.27% for Dreyfus Premier shares, multiplied by the respective fund's average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—91.0%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.6%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	3,000,000	3,136,770
Birmingham Special Care Facilities Financing Authority-
Baptist Medical Centers, Revenue (Baptist Health System Inc.)	5.00	11/15/15	5,260,000	5,121,820
Jefferson County, Limited Obligation School Warrants	5.00	1/1/24	13,500,000	13,210,155
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured; MBIA)	5.00	11/15/13	1,365,000	1,474,350
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured; MBIA)	5.00	11/15/14	2,500,000	2,698,075
Alaska—.1%
Anchorage, Electric Utility Revenue (Insured; MBIA)	8.00	12/1/10	1,000,000	1,132,160
Arizona—3.2%
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA)	6.35	7/1/10	550,000	590,453
Maricopa County Unified School District
(Paradise Valley) (Insured; MBIA)	7.00	7/1/11	1,905,000	2,130,152
Maricopa County Unified School District (Scottsdale School)	6.60	7/1/12	1,250,000	1,419,200
Phoenix	6.25	7/1/16	1,250,000	1,460,238
Phoenix Civic Improvement Corporation, Transit Excise
Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000	6,301,860
Salt River Project Agricultural Improvement
and Power District, Electric System Revenue	5.00	1/1/10	1,000,000	1,039,860
Salt River Project Agricultural Improvement
and Power District, Electric System Revenue	5.00	1/1/17	1,000,000	1,056,310
Salt Verde Financial Corporation, Senior Gas Revenue	5.25	12/1/28	5,000,000	4,417,200
Salt Verde Financial Corporation, Senior Gas Revenue	5.50	12/1/29	4,000,000	3,632,160
Salt Verde Financial Corporation, Senior Gas Revenue	5.00	12/1/32	5,500,000	4,590,905
Scottsdale Industrial Development
Authority, HR (Scottsdale Healthcare)	5.70	12/1/11	1,000,000 [a]	1,094,210
Tucson	5.00	7/1/12	1,265,000	1,356,510
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000	2,309,838
California—14.4%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	1,815,000	1,764,289
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	5,000,000 [b]	3,967,150
California	5.75	3/1/08	190,000	190,030
California	6.60	2/1/09	510,000	529,487
California	5.00	11/1/11	655,000 [a]	697,503
California	5.00	11/1/12	345,000	361,784
California	5.50	6/1/20	270,000	277,395
California	5.25	11/1/26	10,500,000	10,363,920
California	5.50	11/1/33	3,900,000	3,914,742
California (Insured; FGIC)	5.75	3/1/09	80,000	81,266

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California, Economic Recovery Bonds	5.00	7/1/16	15,400,000	16,047,262
California, GO (Various Purpose)	5.00	2/1/14	1,825,000 [a]	1,960,324
California, GO (Various Purpose)	5.00	2/1/33	5,000,000	4,695,050
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [b]	929,875
California Department of Water Resources,
Power Supply Revenue (Insured; AMBAC)	5.38	5/1/12	5,000,000 [a]	5,464,750
California Infrastructure and Economic Development
Bank, Revenue (Clean Water State Revolving Fund)	5.00	10/1/17	2,500,000	2,630,850
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	4.10	9/1/09	1,000,000	998,580
California State Public Works Board, LR (Department
of General Services) (Capitol East End Complex—
Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000	5,112,400
California Statewide Communities Development Authority,
MFHR (Equity Residential/Parkview Terrace Club Apartments)	5.20	6/15/09	3,000,000	3,063,150
California Statewide Communities Development
Authority, Revenue (Daughters of Charity Health System)	5.25	7/1/24	3,470,000	3,214,677
California Statewide Communities Development
Authority, Revenue (Daughters of Charity Health System)	5.25	7/1/35	8,000,000	6,985,520
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA)	0/5.80	1/15/20	1,505,000 [b]	1,505,060
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA)	0/5.88	1/15/26	8,000,000 [b]	7,851,760
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	1,000,000	1,000,640
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	13,380,000	11,605,544
Hesperia Public Financing Authority, Revenue
(Redevelopment and Housing Projects) (Insured; XLCA)	5.00	9/1/37	5,000,000	4,522,650
Kern High School District, GO (Insured; MBIA)	6.40	2/1/12	2,750,000	2,979,928
Long Beach Bond Finance Authority, Revenue (Redevelopment,
Housing and Gas Utility Financings) (Insured; AMBAC)	5.00	8/1/35	10,320,000	9,552,089
Los Angeles Department of Water and Power,
Power System Revenue (Insured; MBIA)	5.25	7/1/11	2,250,000	2,404,440
Los Angeles Unified School District, GO (Insured; MBIA)	5.75	7/1/16	2,000,000	2,246,740
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000	1,584,330
Sacramento Municipal Utility District, Electric Revenue	5.30	7/1/12	870,000	908,358
Sacramento Municipal Utility District, Electric Revenue (Insured; FGIC)	5.25	5/15/13	3,530,000	3,765,063
San Francisco City and County, GO (Insured; FGIC)	4.00	6/15/20	1,800,000	1,666,224
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA)	6.00	8/1/09	205,000	214,239

14

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project) (Insured; MBIA)	6.00	8/1/09	420,000	436,246
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/28	2,600,000	2,330,978
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/29	6,500,000	5,796,440
Southern California Public Power Authority,
Gas Project Revenue (Project Number One)	5.00	11/1/33	4,000,000	3,521,840
Southern California Public Power Authority,
Power Project Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/13	3,010,000	3,298,147
Southern California Public Power Authority,
Power Project Revenue (San Juan Unit 3) (Insured; FSA)	5.50	1/1/14	2,000,000	2,208,380
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000	439,943
Colorado—4.8%
Adams County, FHA Insured Mortgage Revenue
(Platte Valley Medical Center Project) (Insured; MBIA)	5.00	2/1/31	5,000,000	4,719,800
Colorado Department of Transportation,
Transportation RAN (Insured; MBIA)	5.25	6/15/10	1,000,000	1,053,690
Colorado Educational and Cultural Facilities Authority,
Revenue (Regis University Project) (Insured; Radian)	5.00	6/1/22	1,825,000	1,730,301
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.25	6/1/31	1,000,000	908,840
Colorado Health Facilities Authority,
Revenue (Vail Valley Medical Center Project)	5.00	1/15/20	1,250,000	1,187,575
Colorado Housing Finance Authority (Single Family Program)	6.75	4/1/15	85,000	86,204
Colorado Housing Finance Authority (Single Family Program)	6.05	10/1/16	120,000	124,145
Colorado Housing Finance Authority (Single Family Program)	6.70	10/1/16	45,000	46,390
Colorado Housing Finance Authority (Single Family Program)	7.55	11/1/27	5,000	5,093
Colorado Housing Finance Authority (Single Family Program)	6.80	11/1/28	15,000	15,268
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	6.75	10/1/21	240,000	255,238
Colorado Housing Finance Authority
(Single Family Program) (Collateralized; FHA)	7.15	10/1/30	50,000	50,897
E-470 Public Highway Authority, Revenue (Insured; MBIA)	0/5.00	9/1/16	3,565,000 [b]	2,991,819
E-470 Public Highway Authority, Revenue (Insured; MBIA)	0/5.00	9/1/17	3,500,000 [b]	2,895,305
Jefferson County School District, GO (Insured; MBIA)	6.50	12/15/10	1,500,000	1,643,955
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.45	6/15/16	7,690,000 [a,b]	7,059,651
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/16	7,345,000 [a,b]	6,814,250
Northwest Parkway Public Highway Authority,
Revenue (Insured; FSA)	0/5.55	6/15/16	10,960,000 [a,b]	10,104,243
University of Colorado, Enterprise System Revenue	5.50	6/1/10	500,000	529,060

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
University of Colorado Regents, Participation Interest
(Sempra Energy Colorado, Inc., Lease, Development
and Operating Agreement) (Insured; MBIA)	6.00	12/1/22	5,000,000	5,246,000
Connecticut—.2%
Connecticut (Insured; AMBAC)	5.25	6/1/18	1,500,000	1,607,805
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.13	7/1/27	300,000	297,978
District of Columbia—.5%
District of Columbia, GO (Insured; FSA)	4.14	6/1/16	5,000,000	5,022,200
Florida—6.9%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,378,503
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000	2,561,725
Florida Municipal Loan Council, Revenue (Insured; MBIA)	5.75	11/1/15	520,000	553,212
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000	3,586,445
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000	3,693,191
Hillsborough County Educational Facilities Authority,
Revenue (University of Tampa Project) (Insured; Radian)	5.75	4/1/18	2,910,000	2,974,282
JEA, Saint Johns River Power Park System, Revenue	5.00	10/1/15	2,750,000	2,889,810
Lee County, Airport Revenue (Insured; FSA)	5.88	10/1/19	3,000,000	3,085,320
Miami-Dade County, Aviation Revenue, Miami
International Airport (Hub of the Americas)	5.00	10/1/10	3,000,000	3,105,480
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/22	2,000,000 [b]	1,448,640
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/35	1,500,000 [b]	1,249,935
Orlando and Orange County Expressway Authority,
Expressway Revenue (Insured; AMBAC)	5.00	7/1/13	4,710,000	4,987,560
Orlando Utilities Commission, Utility System Revenue	3.16	10/1/16	12,400,000 [c]	11,710,808
Orlando Utilities Commission, Water and Electric Revenue	5.25	10/1/20	2,260,000	2,320,907
Sarasota County, Limited Ad Valorem Tax Bonds
(Environmentally Sensitive Lands and Parkland Program)	5.25	10/1/25	6,895,000 [d]	6,780,474
Seminole Tribe, Special Obligation Revenue	5.75	10/1/22	5,000,000	4,797,250
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	2,000,000	1,856,660
Seminole Tribe, Special Obligation Revenue	5.25	10/1/27	7,500,000	6,616,575
Georgia—.5%
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.)	6.13	1/1/24	2,480,000	2,375,617
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000	1,022,360
Georgia	5.40	11/1/10	1,000,000	1,067,520

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois—5.8%
Chicago, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project)	4.75	6/30/14	1,000,000	1,018,630
Chicago, GO, Project and Refunding (Insured; FGIC)	5.00	1/1/29	10,000,000	9,502,600
Chicago, SFMR (Collateralized: FNMA and GNMA)	4.70	10/1/17	115,000	116,164
Chicago Metropolitan Water Reclamation District,
GO (Capital Improvement)	7.25	12/1/12	8,500,000	9,936,160
Cook County, GO Capital Improvement (Insured; AMBAC)	5.00	11/15/25	5,000,000	4,941,750
DuPage, Cook and Will Counties Community
College District Number 502, GO	5.25	6/1/16	5,980,000	6,438,786
Illinois, GO	5.00	1/1/17	7,500,000	7,938,825
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000	2,459,775
Illinois Health Facilities Authority, Revenue
(Loyola University Health System)	5.75	7/1/11	1,985,000	2,048,500
Lake County Community Unitary School
District Number 60, GO (Insured; FSA)	5.63	12/1/11	3,150,000	3,279,938
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	5,000,000	5,058,300
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/09	1,000,000	1,062,060
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/10	1,620,000	1,788,448
Regional Transportation Authority, GO (Insured; FGIC)	7.75	6/1/12	1,890,000	2,211,565
Indiana—.6%
Indiana Health Facility Financing Authority,
HR (The Methodist Hospitals, Inc.)	5.25	9/15/10	650,000	655,675
Indiana Health Facility Financing Authority,
HR (The Methodist Hospitals, Inc.)	5.25	9/15/11	750,000	754,065
Indiana Municipal Power Agency, Power
Supply System Revenue (Insured; AMBAC)	5.13	1/1/20	4,045,000	4,079,747
Iowa—.3%
Muscatine, Electric Revenue (Insured; AMBAC)	5.50	1/1/11	3,000,000	3,173,130
Kansas—.5%
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	5,000,000	5,209,250
Kentucky—1.4%
Kentucky Property and Buildings Commission, Revenue (Insured; FSA)	6.00	2/1/10	2,000,000 [a]	2,115,740
Kentucky Turnpike Authority, EDR
(Revitalization’s Projects) (Insured; AMBAC)	5.50	7/1/12	1,250,000	1,358,162
Louisville and Jefferson County Metropolitan Sewer District,
Sewer and Drainage System Revenue (Insured; MBIA)	5.50	5/15/34	10,000,000	10,003,900
Louisiana—.5%
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	5,000,000	5,143,950

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maine—.2%
Maine Municipal Bond Bank (Insured; FSA)	5.88	11/1/09	1,660,000 [a]	1,759,301
Maryland—.5%
Maryland Health and Higher Educational Facilities Authority,
Revenue (LifeBridge Health Issue) (Insured; Assured Guaranty)	5.00	7/1/28	5,000,000	4,838,450
Massachusetts—4.9%
Boston	5.00	3/1/21	10,000,000	10,268,400
Massachusetts, Consolidated Loan	5.25	11/1/12	3,000,000 [a]	3,217,380
Massachusetts, Consolidated Loan	5.00	8/1/14	3,000,000 [a]	3,208,650
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	8/1/22	10,000,000	10,291,600
Massachusetts Development Finance
Agency, Revenue (Combined Jewish
Philanthropies of Greater Boston, Inc. Project)	4.75	2/1/15	4,135,000	4,276,045
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	317,443
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Nuclear Project Number 4 Issue) (Insured; MBIA)	5.25	7/1/12	2,000,000	2,127,240
Massachusetts Port Authority, Revenue	6.00	1/1/10	2,035,000 [a]	2,167,336
Massachusetts Port Authority, Revenue	5.75	7/1/10	1,325,000	1,407,269
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	10,000,000	10,245,200
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/17	275,000	296,535
Weston	5.63	3/1/10	650,000 [a]	690,690
Michigan—1.1%
Michigan Municipal Bond Authority,
Clean Water Revolving Fund Revenue	5.00	10/1/21	5,000,000	5,054,550
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000	1,113,570
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,000,000	4,666,000
Minnesota—.9%
Minneapolis (Special School
District Number 1) (Insured; FSA)	5.00	2/1/14	2,350,000	2,394,744
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000	6,517,665
Mississippi—.0%
Mississippi State University Educational Building
Corporation, Revenue (Insured; MBIA)	5.25	8/1/16	400,000	432,616
Missouri—.6%
Missouri Environmental Improvement
and Energy Resource Authority, Water Pollution
Control Revenue (Revolving Fund Program)	5.50	7/1/14	1,250,000	1,387,213
Missouri Highways and Transportation
Commission, State Road Revenue	5.50	2/1/10	2,000,000	2,101,600

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Missouri (continued)
Missouri Highways and Transportation
Commission, State Road Revenue	5.50	2/1/11	2,000,000	2,138,080
Nevada—1.0%
Clark County School District, GO (Insured; FGIC)	5.00	6/15/20	10,000,000	10,234,800
New Hampshire—.2%
Nashua, Capital Improvement	5.50	7/15/12	560,000 [a]	608,720
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,000,000	1,037,900
New Jersey—5.4%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/17	2,500,000	2,795,850
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/18	5,000,000	5,498,050
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/19	5,000,000	5,452,650
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	5,000,000	5,295,350
Gloucester County Improvement Authority,
Solid Waste Resource Recovery Revenue	6.85	12/1/09	4,000,000	4,192,840
Gloucester County Improvement Authority,
Solid Waste Resource Recovery Revenue	7.00	12/1/09	1,000,000	1,046,390
New Jersey	6.00	2/15/11	1,000,000	1,081,580
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.38	6/15/15	4,400,000	4,432,604
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/24	4,000,000	3,746,120
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.50	6/15/31	1,000,000	899,480
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	2,000,000	2,090,300
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/18	1,000,000	1,037,910
New Jersey Economic Development Authority, School
Facilities Construction Revenue (Insured; AMBAC)	5.25	6/15/11	5,375,000 [a]	5,728,621
New Jersey Economic Development Authority, Transportation
Project Sublease Revenue (New Jersey Transit
Corporation Light Rail Transit System Project) (Insured; FSA)	5.88	5/1/09	1,000,000 [a]	1,035,430
New Jersey Highway Authority, Senior Parkway Revenue
(Garden State Parkway) (Insured; FGIC)	5.00	1/1/09	1,060,000	1,080,098
New Jersey Highway Authority, Senior Parkway Revenue
(Garden State Parkway) (Insured; FGIC)	5.00	1/1/10	1,110,000	1,152,724
New Jersey Transit Corporation, COP (Federal Transit
Administration Grants) (Insured; AMBAC)	6.00	9/15/10	2,000,000 [a]	2,149,360
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	4,960,000	4,404,877

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)
BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Mexico—.3%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000	1,055,710
New Mexico Highway Commission, Tax Revenue	6.00	6/15/10	2,000,000 [a]	2,135,640
New York—9.8%
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.25	11/15/27	2,550,000	2,352,553
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.25	11/15/32	3,500,000	3,130,610
Greece Central School District (Insured; FGIC)	6.00	6/15/10	225,000	240,259
Greece Central School District (Insured; FGIC)	6.00	6/15/11	950,000	1,034,008
Greece Central School District (Insured; FGIC)	6.00	6/15/12	950,000	1,050,139
Greece Central School District (Insured; FGIC)	6.00	6/15/13	950,000	1,068,113
Greece Central School District (Insured; FGIC)	6.00	6/15/14	950,000	1,076,587
Greece Central School District (Insured; FGIC)	6.00	6/15/15	950,000	1,086,287
Long Island Power Authority, Electric
System General Revenue (Insured; FGIC)	5.25	12/1/20	10,000,000	10,208,600
Long Island Power Authority, Electric
System General Revenue (Insured; FGIC)	5.00	12/1/23	7,500,000	7,270,425
Metropolitan Transportation Authority,
Commuter Facilities Revenue	5.50	7/1/11	1,000,000	1,018,510
Metropolitan Transportation Authority,
State Service Contract Revenue	5.50	7/1/16	5,000,000	5,442,000
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000	1,656,420
New York City	5.75	8/1/10	820,000 [a]	881,270
New York City	5.75	8/1/12	280,000	283,413
New York City	5.75	8/1/13	830,000	881,410
New York City	5.13	12/1/22	6,000,000	5,984,160
New York City	5.13	12/1/27	5,000,000	4,869,350
New York City (Insured; XLCA)	5.50	8/1/10	2,000,000	2,115,100
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	2,000,000 [a]	2,155,400
New York City Transitional Finance Authority,
Future Tax Secured Revenue	6.13	5/15/10	175,000 [a]	188,636
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	3,000,000 [e]	3,194,280
New York State Dormitory Authority, Revenue
(Consolidated City University System) (Insured; FSA)	5.75	7/1/18	200,000	221,188
New York State Power Authority, General Purpose Revenue	7.00	1/1/10	350,000 [a]	374,553
New York State Thruway Authority (Highway
and Bridge Trust Fund) (Insured; FSA)	6.00	4/1/10	1,000,000 [a]	1,071,890
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/15	5,000,000	5,372,850

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,358,550
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000	5,094,400
New York State Thruway Authority, Second
General Highway and Bridge Trust Fund Bonds	5.00	4/1/24	10,000,000	9,966,800
New York State Urban Development Corporation,
Correctional and Youth Facilities Service Contract Revenue	5.00	1/1/11	5,000,000	5,205,600
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds (State
Contingency Contract Secured)	5.50	6/1/19	5,000,000	5,219,450
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds (State
Contingency Contract Secured) (Insured; MBIA)	5.50	6/1/18	2,000,000	2,079,660
North Carolina—1.4%
Charlotte, GO	5.00	4/1/13	1,000,000	1,078,520
Concord, COP (Insured; MBIA)	5.50	6/1/11	1,000,000	1,062,650
Durham County, GO	5.50	4/1/10	1,000,000	1,056,470
Guilford County, Public Improvement	5.10	10/1/10	1,500,000 [a]	1,608,960
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.38	1/1/16	1,500,000	1,543,920
North Carolina Eastern Municipal Power
Agency, Power System Revenue (Insured; FGIC)	6.00	1/1/25	4,075,000	4,188,041
Raleigh Durham Airport Authority, Revenue (Insured; FGIC)	5.25	11/1/13	2,465,000	2,577,922
Wake County Industrial Facilities and Pollution Control Financing
Authority, PCR (Carolina Power and Light Company Project)	5.38	2/1/17	1,000,000	1,027,870
Ohio—4.2%
Akron, Sanitary Sewer System Special Revenue (Insured; AMBAC)	6.00	12/1/14	500,000	526,740
American Municipal Power—Ohio, Inc., Electricity
Purpose Revenue (Prepayment Issue)	5.00	2/1/10	5,000,000	5,119,400
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	12,000,000	11,153,640
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	6.50	6/1/47	15,000,000	14,830,050
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/15	2,265,000	2,511,115
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/17	3,900,000	4,315,818
Ohio, GO Infrastructure Improvements	5.63	2/1/09	1,000,000	1,030,150
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	1,000,000	1,007,980
Toledo-Lucas County Port Authority, Port
Facilities Revenue (Cargill Inc. Project)	4.50	12/1/15	900,000	906,984
Oklahoma—.0%
Oklahoma Housing Finance Agency, SFMR (Collateralized; FNMA)	6.80	9/1/16	30,000	30,892

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oregon—.5%
Eagle Point School District Number 9, GO	5.63	6/15/11	1,500,000 [a]	1,615,680
Jackson County School District Number 6, GO
(Central Point) (Insured; FGIC)	5.75	6/15/10	2,265,000 [a]	2,406,653
Portland, Convention Center Urban Renewal and
Redevelopment Bonds (Insured; AMBAC)	5.75	6/15/18	1,150,000	1,210,732
Pennsylvania—.7%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000	1,709,570
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000	2,239,952
State Public School Building Authority, College Revenue
(Harrisburg Community College) (Insured; MBIA)	6.25	4/1/08	795,000	797,663
Swarthmore Borough Authority,
Revenue (Swarthmore College)	5.00	9/15/11	1,000,000	1,064,060
Swarthmore Borough Authority,
Revenue (Swarthmore College)	5.00	9/15/12	1,400,000	1,499,526
Rhode Island—.1%
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	4.50	11/1/17	795,000	772,653
Rhode Island Health and Educational Building
Corporation, Higher Educational Facility Revenue
(Providence College Issue) (Insured; XLCA)	5.00	11/1/22	250,000	235,178
South Carolina—3.2%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/10	10,000,000	10,580,300
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.25	12/1/11	5,650,000	6,028,267
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.88	12/1/12	3,000,000 [a]	3,348,450
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,201,090
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.00	12/1/24	1,000,000	958,300
Horry County School District, GO (Insured;
South Carolina State Department of Education)	5.38	3/1/17	5,030,000	5,355,441
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District
of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000	963,450
South Carolina Jobs and Economic Development
Authority, Hospital Facilities Revenue
(Georgetown Memorial Hospital) (Insured; Radian)	5.25	2/1/21	1,250,000	1,221,313
Tennessee—.0%
Shelby County Health Educational and Housing Facilities
Board, Revenue (Saint Jude Children’s Research Hospital)	5.00	7/1/09	100,000	101,602

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas—3.3%
Cities of Dallas and Fort Worth, Dallas/Fort Worth
International Airport, Joint Revenue Bonds (Insured; XLCA)	5.00	11/1/14	5,000,000	5,038,950
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured; FGIC)	5.50	11/1/31	1,000,000	948,010
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.25	2/15/14	10,000,000 [a]	10,878,000
Cypress-Fairbanks Independent School District, Unlimited Tax
Schoolhouse Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	6,750,000	6,624,382
Lower Colorado River Authority, Transmission Contract Revenue
(LCRA Transmission Services Corporation Project) (Insured; FGIC)	5.00	5/15/20	2,500,000	2,500,775
Lower Colorado River Authority, Transmission Contract Revenue
(LCRA Transmission Services Corporation Project) (Insured; FGIC)	5.00	5/15/21	2,500,000	2,471,975
San Antonio, General Improvement Bonds	5.90	2/1/10	500,000 [a]	528,010
Tarrant County, Limited Tax Bonds	5.00	7/15/27	1,220,000	1,206,507
Texas Municipal Power Agency, Revenue (Insured; FGIC)	4.40	9/1/11	2,750,000	2,752,310
Utah—.1%
Intermountain Power Agency, Power
Supply Revenue (Insured; FSA)	6.25	7/1/09	750,000	784,642
Vermont—.5%
Burlington, Electric Revenue (Insured; MBIA)	6.25	7/1/11	2,000,000	2,158,360
Burlington, Electric Revenue (Insured; MBIA)	6.25	7/1/12	2,500,000	2,737,500
Virginia—.7%
Chesterfield County Industrial Development Authority,
PCR (Virginia Electric and Power Company Project)	5.88	6/1/17	3,000,000	3,126,960
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company)	5.25	12/1/08	3,000,000	3,021,030
Newport News Industrial Development Authority, IDR
(Virginia Advanced Shipbuilding and Carrier Integration Center)	5.50	9/1/10	1,000,000	1,059,340
Washington—2.4%
Port of Longview Industrial Development Corporation,
SWDR (Weyerhaeuser Company Project)	6.88	10/1/08	2,500,000	2,537,700
Seattle, Municipal Light and Power Revenue	5.50	12/1/10	1,000,000	1,064,860
Washington, GO (Various Purpose)	5.00	7/1/23	19,550,000	19,507,186
Washington Public Power Supply System,
Revenue (Nuclear Project Number 1)	7.00	7/1/08	380,000	385,768
Washington Public Power Supply System,
Revenue (Nuclear Project Number 1)	7.00	7/1/08	620,000	629,294
West Virginia—.4%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	4,240,000	4,119,754
Wisconsin—1.3%
Kenosha, Waterworks Revenue (Insured; FGIC)	5.00	12/1/12	750,000	773,632
Wisconsin, Transportation Revenue (Insured; FGIC)	5.00	7/1/18	11,825,000	12,235,209

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—5.0%
Puerto Rico Commonwealth	5.00	7/1/12	2,000,000	2,044,040
Puerto Rico Commonwealth (Insured; MBIA)	6.25	7/1/11	950,000	1,030,665
Puerto Rico Commonwealth (Insured; MBIA)	6.25	7/1/13	1,380,000	1,531,345
Puerto Rico Commonwealth, Public Improvement	6.00	7/1/08	1,500,000	1,513,590
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/20	5,000,000	5,141,850
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/20	5,500,000	5,656,035
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.25	7/1/15	2,000,000	2,122,260
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.00	7/1/17	3,940,000	4,036,491
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	10,000,000	10,357,100
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000	4,130,240
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA)	6.25	7/1/09	85,000	88,886
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; MBIA)	6.25	7/1/09	65,000	67,845
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA)	5.88	7/1/10	1,405,000 [a]	1,511,106
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; MBIA)	5.88	7/1/10	2,595,000 [a]	2,786,693
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/14	1,000,000	1,053,710
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	5,000	5,538
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/15	995,000	1,042,919
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	1,995,000	2,085,014
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.50	7/1/16	5,000	5,540
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	1,940,000	2,046,622
Puerto Rico Public Buildings Authority, Government Facility Revenue	5.75	7/1/17	5,000	5,626
Puerto Rico Public Buildings Authority,
Government Facility Revenue (Insured; AMBAC)	6.25	7/1/10	750,000	798,848
University of Puerto Rico, University System
Revenue, Refunding (Insured; MBIA)	6.25	6/1/08	750,000	756,915
Total Long-Term Municipal Investments (cost $916,238,821)				903,073,456

Short-Term Municipal Investments—9.6%

Florida—.9%
Pinellas County Health Facilities Authority, Hospital Facilities Revenue,
Refunding (Bayfront Hospital Projects) (LOC; SunTrust Bank)	3.16	3/1/08	8,500,000 [f]	8,500,000
Illinois—1.1%
Illinois Finance Authority, Revenue (Advocate
Health Care Network) (Insured; AMBAC)	7.37	3/7/08	8,400,000 [f]	8,400,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	3.26	3/1/08	2,745,000 [f]	2,745,000
Massachusetts—.8%
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA)	3.31	4/4/08	6,000,000 [f]	6,000,000

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA)	3.43	4/4/08	2,000,000 [f]	2,000,000
Nevada—.1%
Las Vegas, GO (LOC; Lloyds Bank PLC)	3.05	3/1/08	1,400,000 [f]	1,400,000
Ohio—1.6%
Cuyahoga County, Hospital Improvement Revenue (University
Hospitals of Cleveland Project) (LOC; JPMorgan Chase Bank)	3.15	3/1/08	5,600,000 [f]	5,600,000
Ohio Higher Educational Facility Commission, Revenue
(Case Western Reserve University Project) (Insured; AMBAC)	5.46	4/4/08	10,000,000 [f]	10,000,000
Pennsylvania—3.0%
Berks County Municipal Authority, HR (The Reading
Hospital and Medical Center Project) (Insured; AMBAC)	5.75	4/4/08	5,000,000 [f]	5,000,000
Berks County Municipal Authority, Revenue (The Reading
Hospital and Medical Center Project) (Insured; AMBAC)	5.38	4/4/08	7,100,000 [f]	7,100,000
Berks County Municipal Authority, Revenue (The Reading
Hospital and Medical Center Project) (Insured; AMBAC)	6.87	4/4/08	10,000,000 [f]	10,000,000
Delaware County Industrial Development Authority,
Airport Facilities Revenue (United Parcel Service Project)	3.07	3/1/08	5,500,000 [f]	5,500,000
Delaware County Industrial Development Authority, PCR
(PECO Energy Company Project) (LOC; Wachovia Bank)	3.20	3/1/08	985,000 [f]	985,000
Schuylkill County Industrial Development Authority, RRR, Refunding
(Northeastern Power Company Project) (LOC; Dexia Credit Locale)	3.10	3/1/08	970,000 [f]	970,000
Vermont—2.0%
Vermont Educational and Health Buildings Financing Agency,
HR (Fletcher Allen Health Care Project) (Insured; FSA)	10.00	4/4/08	20,000,000 [f]	20,000,000
Wyoming—.1%
Sweetwater County, PCR, Refunding
(Pacificorp Projects) (LOC; Barclays Bank PLC)	3.20	3/1/08	800,000 [f]	800,000
Total Short-Term Municipal Investments (cost $94,997,624)				95,000,000

Total Investments (cost $1,011,236,445)			100.6%	998,073,456
Liabilities, Less Cash and Receivables			(.6%)	(5,837,646)
Net Assets			100.0%	992,235,810

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[c] Variable rate security—interest rate subject to periodic change.
[d] Purchased on a delayed delivery basis.
[e] Subject to interest rate change on November 1, 2011.
[f] Securities payable on demand.Variable interest rate—subject to periodic change.

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	50.8
AA		Aa		AA	25.4
A		A		A	6.4
BBB		Baa		BBB	14.7
F1		MIG1/P1		SP1/A1	2.7
					100.0

†

† Based on total investments. See notes to financial statements.

26

STATEMENT OF FINANCIAL FUTURES
February 29, 2008 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon National	Notional Amount/	Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/29/2008 ($)

Financial Futures Short
30 Year MMD Index	10,000,000	(9,334,201)	May 2008	665,799
30 Year MMD Index	10,000,000	(9,334,645)	May 2008	665,355
U.S. Treasury 30 Year Bond	275	(32,914,063)	March 2008	(713,281)
				617,873

See notes to financial statements.

The Funds 27

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—90.2%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.5%
Alabama Public School and College Authority,
Capital Improvement Bonds	5.63	7/1/13	1,000,000	1,045,590
Jefferson County, Sewer Revenue Warrants (Insured; FSA)	5.25	2/1/13	3,000,000	3,051,840
Arizona—3.3%
Chandler Industrial Development Authority,
IDR (Intel Corporation Project)	4.38	12/1/10	5,200,000	5,358,184
California—8.0%
Agua Caliente Band, Cahuilla Indians Revenue	4.60	7/1/08	400,000	401,020
California Department of Water Resources, Power Supply Revenue	5.50	5/1/11	2,000,000	2,149,320
California Infrastructure and Economic Development
Bank, Revenue (The J. Paul Getty Trust)	3.90	12/1/11	2,000,000	2,037,720
California Statewide Communities Development Authority,
MFHR (Clara Park / Cypress Sunrise /
Wysong Plaza Apartments) (Collateralized; GNMA)	4.55	1/20/16	1,335,000	1,338,284
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	2.63	5/1/08	2,000,000	1,999,740
Del Mar Race Track Authority, Revenue	5.00	8/15/09	1,080,000	1,095,541
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	5.00	6/1/11	1,005,000	1,020,598
San Bernardino County Housing Authority, MFHR
(Equity Residential/Redlands Lawn and Tennis Apartments)	5.20	6/15/09	3,000,000	3,063,150
Colorado—1.6%
Black Hawk, Device Tax Revenue	5.00	12/1/11	600,000	614,700
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	3.75	6/1/09	1,000,000	1,011,080
Colorado Health Facilities Authority, Health Facilities Revenue
(The Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/10	1,000,000	1,023,690
Connecticut—1.9%
Connecticut Development Authority, PCR (Connecticut
Light and Power Company Project)	5.85	9/1/28	3,000,000	3,021,600
Florida—9.0%
Florida Department of Environmental Protection,
Preservation 2000 Revenue (Insured; FSA)	5.25	7/1/13	5,000,000	5,087,500
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/10	3,000,000	3,118,560
Florida Rural Utility Financing Commission,
Revenue Notes (Public Projects Construction)	4.00	2/1/11	1,250,000	1,257,812
Highlands County Health Facilities Authority, HR
(Adventist Health System/Sunbelt Obligated Group)	5.00	11/15/08	500,000	506,380
Miami-Dade County Health Facilities Authority, HR
(Miami Children’s Hospital Project) (Insured; AMBAC)	5.50	8/15/11	2,450,000	2,634,461
Palm Beach County School Board, COP (Master
Lease Purchase Agreement) (Insured; FGIC)	5.00	8/1/11	2,000,000 [a]	2,047,880

28

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Idaho—1.6%
University of Idaho Regents, General Revenue (Insured; FSA)	4.38	4/1/11	2,500,000	2,571,575
Illinois—8.3%
Chicago, Senior Lien Water Revenue (Insured; AMBAC)	5.50	11/1/11	1,750,000 [b]	1,889,895
Chicago, Senior Lien Water Revenue (Insured; AMBAC)	5.50	11/1/11	1,000,000 [b]	1,079,940
Illinois, GO (Illinois Fund for Infrastructure,
Roads, Schools and Transit) (Insured; FGIC)	6.00	1/1/17	5,575,000	5,830,948
Illinois, Sales Tax Revenue (Illinois Fund for
Infrastructure, Roads, Schools and Transit)	5.50	6/15/13	1,100,000	1,171,082
Illinois Educational Facilities Authority, Revenue (University of Chicago)	4.05	7/1/09	1,000,000	1,018,070
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue (Insured; AMBAC)	5.38	6/1/14	2,500,000	2,529,150
Indiana—2.1%
Indiana Health and Educational Facility Financing
Authority, HR (Clarian Health Obligated Group)	5.00	2/15/11	1,000,000	1,026,240
Indiana Health Facility Financing Authority,
HR (The Methodist Hospitals, Inc.)	5.25	9/15/09	2,415,000	2,437,846
Iowa—.7%
Coralville, Annual Appropriation GO Urban
Renewal Bond Anticipation Project Notes	4.25	6/1/09	1,085,000	1,087,984
Kansas—1.6%
The Unified Government of Wyandotte County/Kansas City,
Tax Exempt Sales Tax Special Obligation Revenue
(Redevelopment Project Area B) (LOC; Citibank NA)	3.75	12/1/12	2,565,000	2,562,794
Kentucky—2.6%
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/10	335,000 [b]	364,885
Kentucky Economic Development Finance Authority,
Health System Revenue (Norton Healthcare, Inc.)	6.25	10/1/12	665,000	700,870
Kentucky Property and Buildings Commission,
Revenue (Project Number 69) (Insured; FSA)	5.25	8/1/14	1,450,000	1,534,346
Kentucky Property and Buildings Commission,
Revenue (Project Number 72) (Insured; MBIA)	5.38	10/1/11	1,550,000 [b]	1,664,762
Louisiana—1.1%
Louisiana Public Facilities Authority, Revenue
(Department of Public Safety Project) (Insured; FSA)	5.00	8/1/10	1,765,000	1,853,303
Massachusetts—2.2%
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,000,000	2,130,780
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/09	340,000	343,801
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/10	200,000	202,492
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	925,000	948,930

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Mississippi—1.3%
Mississippi Business Finance Corporation, SWDR
(Waste Management, Inc. Project)	4.40	3/1/11	1,000,000	989,610
Mississippi Hospital Equipment and Facilities Authority,
Hospital Refunding and Improvement Revenue
(South Central Regional Medical Center)	5.00	12/1/09	1,085,000	1,096,360
Missouri—1.2%
Bi-State Development Agency of the Missouri-Illinois
Metropolitan District, Subordinate Mass Transit Sales Tax
Appropriation Revenue (Metrolink Cross County Extension Project)	3.95	10/1/09	1,000,000	1,021,650
Blue Springs Neighborhood Improvement District, Limited GO
Temporary Notes (South Area Sewer Improvement Project)	4.13	3/1/09	1,000,000	1,006,710
Montana—2.7%
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA)	5.75	5/15/10	350,000 [b]	377,689
Montana Board of Regents of Higher Education, University of
Montana Facilities Improvement Revenue (Insured; MBIA)	5.75	5/15/24	3,900,000	4,007,874
Nevada—1.9%
Clark County, PCR (Southern California Edison Company)	3.25	3/2/09	2,000,000	2,010,500
Truckee Meadows Water Authority, Water Revenue (Insured; FSA)	5.50	7/1/15	1,000,000	1,066,680
New Hampshire—1.5%
New Hampshire Health and Education Facilities Authority, Revenue
(Center for Life Management Issue) (LOC; Ocean National Bank)	4.05	7/1/11	2,505,000	2,510,311
New Jersey—1.0%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.63	6/15/17	1,105,000	1,105,044
University of Medicine and Dentistry of New Jersey, COP (Insured; MBIA)	6.75	12/1/09	465,000	471,110
New York—3.5%
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge
System Revenue (Liquidity Facility; Bank of Nova Scotia)	4.00	7/1/10	1,000,000	1,024,560
New York City Transitional Finance Authority,
Future Tax Secured Revenue 5.50/14.00		11/1/26	1,500,000 [c]	1,597,140
Troy Industrial Development Authority, Civic Facility
Revenue (Rensselaer Polytechnic Institute Project)	5.00	9/1/10	3,000,000	3,130,260
North Carolina—1.6%
Charlotte, GO	5.25	2/1/12	2,500,000	2,554,775
Ohio—5.0%
American Municipal Power—Ohio, Inc., Electricity
Purpose Revenue (Prepayment Issue)	5.00	2/1/11	3,000,000	3,077,790
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/24	2,500,000	2,323,675

30

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Ohio (continued)
Lorain County, Hospital Facilities Improvement
Revenue (Catholic Healthcare Partners)	5.63	10/1/12	2,500,000	2,675,650
Pennsylvania—1.0%
Lehigh County Industrial Development Authority, PCR (PPL
Electric Utilities Corporation Project) (Insured; AMBAC)	3.13	11/1/08	1,250,000	1,248,600
Sayre Health Care Facilities Authority, Revenue (Guthrie Health Issue)	5.50	12/1/09	400,000	413,656
Tennessee—3.4%
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.00	9/1/09	2,500,000	2,559,075
The Health, Educational and Housing Facility Board of
Shelby County, Revenue (Baptist Memorial Health Care)	5.00	10/1/08	3,000,000	3,004,920
Texas—3.8%
Austin, Hotel Occupancy Tax Revenue (Convention Center/
Waller Creek Venue Project) (Insured; AMBAC)	5.25	11/15/19	3,000,000	3,071,490
Montgomery County, Unlimited Tax Adjustable
Rate Road Bonds (Insured; FSA)	5.00	9/1/10	1,050,000	1,100,117
Port Arthur Independent School District, Unlimited Tax
School Building Bonds (Insured; AMBAC)	5.25	2/15/18	1,000,000	1,013,590
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	1,000,000	988,700
Virginia—7.7%
Louisa Industrial Development Authority, PCR
(Virginia Electric and Power Company)	5.25	12/1/08	2,000,000	2,014,020
Peninsula Ports Authority, Coal Terminal Revenue
(Dominion Terminal Associates Project—DETC Issue)	3.30	10/1/08	1,400,000	1,404,326
Rappahannock Regional Jail Authority, Regional Jail Facility GAN	4.25	12/1/09	3,000,000	3,040,470
Riverside Regional Jail Authority, Jail Facility Senior RAN	4.25	7/1/10	3,000,000	3,046,590
Western Virginia Regional Jail Authority, Regional Jail Facility RAN	4.13	12/1/09	3,000,000	3,031,710
Washington—2.5%
Port of Longview Industrial Development Corporation,
SWDR (Weyerhaeuser Company Project)	6.88	10/1/08	1,500,000	1,522,620
Washington Higher Education Facilities Authority, Revenue
(University of Puget Sound Project) (LOC; Bank of America)	5.00	4/1/08	2,500,000	2,505,725
U.S. Related—5.6%
Puerto Rico Electric Authority, Power Revenue	4.00	7/1/08	500,000	502,155
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; MBIA)	6.00	7/1/11	2,000,000	2,112,460
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	4.50	7/1/10	4,105,000	4,202,740
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000	2,389,589
Total Long-Term Municipal Investments (cost $146,653,689)				147,054,284

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—10.1%	Rate (%)	Date	Amount ($)	Value ($)

California—.9%
Los Angeles Department of Water and Power,
Power System Revenue (Insured; XCLA)	4.00	3/7/08	1,500,000 [d]	1,500,000
Illinois—.7%
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	4.01	3/1/08	1,200,000 [d]	1,200,000
Massachusetts—5.3%
Chelsea, LR (Massachusetts Information
Technolgy Center Project) (Insured; FSA)	3.32	4/4/08	5,000,000 [d]	5,000,000
Massachusetts GO (Central Artery/Ted Williams Tunnel Infrastructure
Loan Act of 2000) (Liquidity Facility; State Street Bank and Trust Co.)	3.00	3/1/08	100,000 [d]	100,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Boston College Issue)	5.00	4/4/08	3,000,000 [d]	3,000,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Capital Asset Program Issue) (LOC; Bank of America)	2.70	3/1/08	500,000 [d]	500,000
Michigan—.4%
Michigan Strategic Fund, LOR (Henry Ford Museum
and Greenfield Village Project) (LOC; Comerica Bank)	3.15	3/1/08	700,000 [d]	700,000
Pennsylvania—1.4%
Delaware County Industrial Development Authority, Airport
Facilities Revenue (United Parcel Service Project)	3.07	3/1/08	2,300,000 [d]	2,300,000
Texas—.8%
Harris County Health Facilities Development Corporation,
Revenue (Texas Children’s Hospital Project) (Insured;
MBIA and Liquidity Facility; JPMorgan Chase Bank)	5.00	3/1/08	1,300,000 [d]	1,300,000
Virginia—.6%
Washington Economic Development Finance Authority, EDR
(Pioneer Human Services Project) (LOC; U.S. Bank NA)	3.01	3/1/08	900,000 [d]	900,000
Total Short-Term Municipal Investments (cost $16,500,000)				16,500,000

Total Investments (cost $163,153,689)			100.3%	163,554,284
Liabilities, Less Cash and Receivables			(.3%)	(475,822)
Net Assets			100.0%	163,078,462

[a] Purchased on a delayed delivery basis.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Subject to interest rate change on November 1, 2011.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

32

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	42.3
AA		Aa		AA	15.4
A		A		A	15.5
BBB		Baa		BBB	16.4
F1		MIG1/P1		SP1/A1	8.2
Not Rated [e]		Not Rated [e]		Not Rated [e]	2.2
					100.0

† Based on total investments.
[e] Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.4%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—.6%
Jefferson County, Limited Obligation School Warrants	5.50	1/1/21	3,500,000	3,608,850
Arizona—.2%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000	1,170,486
California—4.9%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	1,466,595
Alameda Corridor Transportation Authority,
Revenue (Insured; AMBAC)	0/5.25	10/1/21	2,000,000 [a]	1,586,860
California	5.25	11/1/17	2,500,000	2,585,200
California	5.50	6/1/20	110,000	113,013
California	5.50	11/1/33	6,300,000	6,323,814
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Los Angeles County Securitization Corporation)	0/5.25	6/1/21	1,250,000 [a]	929,875
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue	5.75	1/15/40	2,000,000	1,887,560
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA)	0/5.88	1/15/27	6,000,000 [a]	5,895,060
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue (Insured; MBIA)	0/5.88	1/15/29	2,000,000 [a]	1,950,560
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	1,910,000	1,908,014
Golden State Tobacco Securitization Corporation,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/27	4,460,000	3,868,515
Colorado—.8%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC)	0/5.70	6/15/16	5,000,000 [a,b]	4,638,700
Florida—.7%
Miami-Dade County, Subordinate Special Obligation	0/5.00	10/1/35	1,500,000 [a]	1,249,935
Seminole Tribe, Special Obligation Revenue	5.50	10/1/24	3,000,000	2,784,990
Illinois—.3%
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,000,000	1,967,820
Massachusetts—.5%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000	317,443
Massachusetts Water Pollution Abatement Trust (Pooled Loan Program)	5.00	8/1/32	3,000,000	2,897,310
Michigan—1.2%
Detroit City School District, School Buildings
and Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000	2,137,000
Michigan Tobacco Settlement Finance Authority,
Tobacco Settlement Asset-Backed Bonds	5.13	6/1/22	5,225,000	4,875,970
Missouri—.1%
Missouri Housing Development Commission,
SFMR (Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.40	9/1/29	400,000	412,636

34

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Hampshire—.2%
New Hampshire Business Finance Authority,
PCR (Central Maine Power Company)	5.38	5/1/14	1,015,000	1,053,468
New Jersey—2.5%
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/19	4,805,000	5,239,997
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/21	2,000,000	2,150,720
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured; FSA)	5.80	11/1/23	2,000,000	2,118,140
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.75	6/15/29	4,000,000	3,752,480
Tobacco Settlement Financing Corporation of New Jersey,
Tobacco Settlement Asset-Backed Bonds	4.50	6/1/23	1,845,000	1,638,508
New York—1.1%
Long Island Power Authority, Electric System
General Revenue (Insured; FGIC)	5.25	12/1/20	2,000,000	2,041,720
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50/14.00	11/1/26	4,000,000 [c]	4,259,040
North Carolina—.5%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.30	1/1/15	1,500,000	1,545,645
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.13	1/1/23	1,500,000	1,446,285
Ohio—2.1%
Buckeye Tobacco Settlement Financing Authority,
Tobacco Settlement Asset-Backed Bonds	5.75	6/1/34	7,500,000	6,803,850
Cuyahoga County, Revenue (Cleveland Clinic Health System)	6.00	1/1/16	5,000,000	5,545,850
Pennsylvania—67.3%
Allegheny County Hospital Development Authority, Revenue
(University of Pittsburgh Medical Center)	5.00	6/15/14	5,000,000	5,234,150
Allegheny County Port Authority, Special
Transportation Revenue (Insured; FGIC)	5.38	3/1/11	2,500,000	2,639,575
Allegheny County Port Authority, Special
Transportation Revenue (Insured; FGIC)	5.50	3/1/14	2,500,000	2,651,050
Allegheny County Port Authority, Special
Transportation Revenue (Insured; FGIC)	5.50	3/1/16	1,360,000	1,442,566
Allegheny County Sanitary Authority, Sewer Revenue (Insured; MBIA)	5.00	12/1/18	2,560,000	2,666,675
Beaver County Industrial Development Authority, PCR
(Duquesne Light Company Project) (Insured; AMBAC)	4.50	11/1/29	6,500,000	5,667,480
Blair County (Insured; AMBAC)	5.38	8/1/15	1,880,000	2,060,330
Blair County (Insured; AMBAC)	5.38	8/1/16	1,980,000	2,164,833
Central Dauphin School District, GO (Insured; MBIA)	6.75	2/1/16	5,000,000 [b]	5,952,850
Central Dauphin School District, GO (Insured; MBIA)	7.00	2/1/16	1,630,000 [b]	1,966,905
Central Dauphin School District, GO (Insured; MBIA)	7.50	2/1/16	3,100,000 [b]	3,840,559

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Central York School District, GO (Insured; FGIC)	5.00	6/1/12	2,305,000	2,452,013
Central York School District, GO (Insured; FGIC)	5.50	6/1/12	80,000 [b]	86,626
Central York School District, GO (Insured; FGIC)	5.50	6/1/14	920,000	984,142
Chester County	5.00	8/15/18	4,545,000	4,749,116
Chichester School District, GO (Insured; FSA)	5.25	3/15/24	1,355,000	1,371,802
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	1,485,000 [b]	1,620,640
Coatesville Area School District, GO (Insured; FSA)	5.25	8/15/14	6,515,000 [b]	7,110,080
Delaware County Authority, College Revenue (Haverford College)	5.88	11/15/21	1,500,000	1,585,350
Delaware County Authority, College Revenue (Haverford College)	5.75	11/15/25	3,000,000	3,141,810
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000	2,107,507
Delaware County Regional Water Quality
Control Authority, Sewer Revenue (Insured; FGIC)	4.75	5/1/10	1,945,000	2,017,237
Delaware River Joint Toll Bridge Commission,
Bridge Revenue (Insured; MBIA)	5.25	7/1/17	1,485,000	1,568,205
East Stroudsburg Area School District, GO (Insured; FSA)	7.50	9/1/16	2,500,000 [b]	3,136,275
Easton Area School District, GO (Insured; FSA)	7.50	4/1/18	1,000,000	1,209,020
Easton Area School District, GO (Insured; FSA)	7.50	4/1/21	3,000,000	3,552,540
Easton Area School District, GO (Insured; FSA)	7.50	4/1/22	3,000,000	3,528,720
Erie County (Insured; FGIC)	5.50	9/1/22	1,640,000	1,696,449
Fleetwood Area School District, GO (Insured; FGIC)	5.00	4/1/11	1,500,000	1,581,480
Kennett Consolidated School District, GO (Insured; FGIC)	5.50	2/15/12	1,310,000 [b]	1,412,141
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/08	3,940,000	3,994,569
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/09	4,230,000	4,348,905
Lancaster County Solid Waste Management Authority,
Resource Recovery System Revenue (Insured; AMBAC)	5.25	12/15/10	2,000,000	2,086,340
Lancaster County Vocational Technical
School Authority, LR (Insured; FGIC)	5.25	2/15/10	1,500,000	1,555,050
Lancaster Higher Education Authority, College
Revenue (Franklin and Marshall College Project)	5.25	4/15/16	1,815,000	1,894,606
Lancaster Parking Authority, Guaranteed
Parking Revenue (Insured; AMBAC)	5.00	12/1/32	2,300,000	2,166,025
Lancaster Parking Authority, Guaranteed
Parking Revenue (Insured; AMBAC)	5.00	12/1/35	1,500,000	1,403,865
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	3,255,000	3,371,366
Lehigh County Industrial Development Authority, PCR
(People Electric Utilities Corporation Project) (Insured; FGIC)	4.75	2/15/27	2,000,000	1,813,760
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,034,176
Lower Merion School District, GO	5.00	5/15/29	11,975,000	11,819,924
Montgomery County	5.00	9/15/10	1,165,000	1,228,539
Montgomery County	5.00	9/15/11	2,155,000	2,298,351

36

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Muhlenberg School District, GO (Insured; FGIC)	5.38	4/1/15	1,000,000	1,061,930
Neshaminy School District, GO (Insured; AMBAC)	5.00	5/1/18	2,000,000	2,082,480
Neshaminy School District, GO (Insured; AMBAC)	5.00	5/1/24	1,500,000	1,480,260
Northampton County Higher Education
Authority, Revenue (Lehigh University)	5.50	11/15/11	2,500,000	2,710,050
Northwestern Lehigh School District, GO (Insured; FSA)	5.00	3/15/10	1,245,000	1,299,444
Owen J. Roberts School District, GO (Insured; FSA)	5.50	8/15/12	1,440,000 [b]	1,564,358
Parkland School District, GO (Insured; FGIC)	5.25	9/1/11	2,220,000	2,372,292
Parkland School District, GO (Insured; FGIC)	5.38	9/1/14	3,110,000	3,401,220
Parkland School District, GO (Insured; FGIC)	5.38	9/1/16	1,490,000	1,623,027
Pennsylvania	6.00	1/15/10	2,500,000 [b]	2,665,275
Pennsylvania	5.25	2/1/11	7,850,000	8,337,485
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management Inc. Project)	4.70	11/1/14	5,000,000	4,897,400
Pennsylvania Higher Educational Facilities Authority,
College Revenue (Lafayette College Project)	6.00	5/1/30	5,000,000	5,189,900
Pennsylvania Higher Educational Facilities Authority,
Health Services Revenue (Allegheny Delaware
Valley Obligated Group Project) (Insured; MBIA)	5.60	11/15/10	2,000,000	2,001,200
Pennsylvania Higher Educational Facilities Authority,
Revenue (Bryn Mawr College) (Insured; AMBAC)	5.25	12/1/12	3,000,000	3,246,450
Pennsylvania Higher Educational Facilities Authority,
Revenue (Drexel University) (Insured; MBIA)	5.30	5/1/10	3,035,000	3,100,890
Pennsylvania Higher Educational Facilities Authority,
Revenue (La Salle University)	5.50	5/1/34	2,250,000	2,085,457
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education) (Insured; AMBAC)	5.00	6/15/10	2,785,000	2,907,178
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education) (Insured; AMBAC)	5.75	6/15/10	3,045,000	3,228,126
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education) (Insured; AMBAC)	5.00	6/15/11	2,935,000	3,094,488
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University) (Insured; MBIA)	5.25	4/1/14	960,000	971,146
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,819,034
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,590,272
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Scranton) (Insured; AMBAC)	5.75	5/1/11	1,690,000 [b]	1,822,006
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.00	1/15/10	1,630,000	1,683,545
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	5.13	1/15/11	1,550,000	1,619,920
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System)	6.00	1/15/22	2,500,000	2,642,825

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority,
Revenue (UPMC Health System) (Insured; FSA)	5.25	8/1/12	3,000,000	3,096,150
Pennsylvania Housing Finance Agency, SFMR	5.35	10/1/09	1,165,000	1,186,075
Pennsylvania Housing Finance Agency, SFMR	5.45	10/1/10	3,025,000	3,082,777
Pennsylvania Housing Finance Agency, SFMR	5.50	10/1/11	1,325,000	1,347,830
Pennsylvania Housing Finance Agency, SFMR	5.55	10/1/12	325,000	327,889
Pennsylvania Industrial Development
Authority, EDR (Insured; AMBAC)	5.80	1/1/09	5,000,000	5,133,400
Pennsylvania Industrial Development
Authority, EDR (Insured; AMBAC)	5.50	7/1/12	5,335,000	5,696,553
Pennsylvania Turnpike Commission, Oil Franchise
Tax Subordinated Revenue (Insured; MBIA)	5.25	12/1/13	2,500,000 [b]	2,729,825
Pennsylvania Turnpike Commission,
Registration Fee Revenue (Insured; FSA)	5.25	7/15/24	5,000,000	5,132,700
Pennsylvania Turnpike Commission,
Registration Fee Revenue (Insured; FSA)	5.25	7/15/25	5,000,000	5,137,850
Pennsylvania Turnpike Commission, Turnpike Revenue	5.50	6/1/15	1,500,000	1,609,320
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/23	3,700,000	3,667,884
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	4,776,200
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; FGIC)	5.00	6/1/11	3,000,000	3,162,420
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; FGIC)	5.50	12/1/11	2,510,000	2,707,361
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; FGIC)	5.50	12/1/12	2,000,000	2,175,100
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/11	690,000 [b]	732,035
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/11	720,000 [b]	763,862
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/13	540,000	568,058
Perkiomen Valley School District, GO (Insured; FSA)	5.25	3/1/14	570,000	599,617
Philadelphia (Insured; FSA)	5.25	3/15/09	3,500,000 [b]	3,623,970
Philadelphia (Insured; FSA)	5.25	3/15/09	235,000 [b]	243,324
Philadelphia (Insured; FSA)	5.25	3/15/09	2,000,000 [b]	2,070,840
Philadelphia (Insured; FSA)	5.25	3/15/09	1,000,000 [b]	1,035,420
Philadelphia (Insured; FSA)	5.25	8/1/17	12,500,000	13,452,750
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.63	6/15/09	5,000,000	5,187,750
Philadelphia, Water and Wastewater Revenue (Insured; AMBAC)	5.25	12/15/12	10,000,000	10,630,000
Philadelphia, Water and Wastewater Revenue (Insured; FSA)	5.25	7/1/18	5,000,000	5,254,200
Philadelphia, Water and Wastewater Revenue (Insured; FSA)	5.00	7/1/23	1,690,000	1,675,601
Philadelphia Authority for Industrial Development, Industrial and
Commercial Revenue (Girard Estates Facilities Leasing Project)	5.00	5/15/19	2,400,000	2,403,144

38

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/20	3,380,000	3,311,724
Philadelphia Authority for Industrial Development, Revenue
(Cultural and Commercial Corridors Program) (Insured; FGIC)	5.00	12/1/22	3,150,000	3,001,761
Philadelphia Hospital and Higher Education Facilities
Authority, Revenue (Jefferson Health System)	5.50	5/15/08	1,000,000	1,005,380
Philadelphia Parking Authority, Airport
Parking Revenue (Insured; AMBAC)	5.75	9/1/09	2,255,000	2,328,333
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,173,100
Philadelphia School District, GO (Insured; FSA)	5.75	2/1/11	4,000,000	4,301,160
Philadelphia School District, GO (Insured; FSA)	5.75	2/1/11	3,000,000 [b]	3,221,340
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,310,000 [b]	1,411,276
Philadelphia School District, GO (Insured; FSA)	5.50	2/1/12	1,770,000 [b]	1,906,839
Philadelphia School District, GO (Insured; MBIA)	5.25	4/1/09	2,500,000 [b]	2,566,675
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/16	4,000,000	4,422,920
Pittsburgh School District, GO (Insured; FSA)	5.50	9/1/18	1,000,000	1,097,920
Pocono Mountain School District, GO (Insured; FSA)	5.00	9/1/22	5,270,000	5,285,125
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000	965,750
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project) (Insured; MBIA)	5.50	7/1/10	3,035,000	3,087,505
Scranton-Lackawanna Health and Welfare Authority,
Revenue (Community Medical Center Project) (Insured; MBIA)	5.50	7/1/11	3,195,000	3,248,868
Springfield School District, GO (Insured; FSA)	4.75	3/15/12	1,085,000	1,145,445
State Public School Building Authority, School LR
(Richland School District Project) (Insured; FGIC)	5.00	11/15/14	1,265,000 [b]	1,364,986
State Public School Building Authority, School LR
(The School District of Philadelphia Project) (Insured; FSA)	5.00	6/1/13	5,000,000 [b]	5,351,950
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; FSA)	5.25	4/1/13	195,000 [b]	210,680
State Public School Building Authority, School Revenue
(Tuscarora School District Project) (Insured; FSA)	5.25	4/1/17	840,000	899,984
Susquehanna Area Regional Airport Authority,
Airport System Revenue	5.38	1/1/18	6,000,000	5,621,700
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.50	1/1/20	4,370,000	4,386,213
Susquehanna Area Regional Airport Authority,
Airport System Revenue (Insured; AMBAC)	5.00	1/1/33	2,400,000	2,226,096
Swarthmore Borough Authority, College Revenue	5.50	9/15/11	17,500,000	18,843,125
Swarthmore Borough Authority, College Revenue	5.25	9/15/17	1,000,000	1,068,970
Twin Valley School District, GO (Insured; FSA)	5.25	10/1/15	1,000,000 [b]	1,098,930
University Area Joint Authority, Sewer Revenue (Insured; MBIA)	5.00	11/1/11	1,430,000	1,524,938
The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Upper Darby School District, GO (Insured; FGIC)	5.00	5/1/18	2,870,000	2,985,518
Upper Merion Area School District, GO (Insured; MBIA)	5.00	2/15/19	1,165,000	1,197,981
Warwick School District, GO (Insured; FGIC)	5.25	2/15/11	1,000,000	1,060,370
Wilson Area School District, GO (Insured; FGIC)	5.00	2/15/11	1,910,000	2,010,237
Wilson School District, GO (Insured; FSA)	5.38	5/15/12	1,785,000 [b]	1,911,931
Wilson School District, GO (Insured; FSA)	5.38	5/15/12	1,500,000 [b]	1,604,235
York County (Insured; AMBAC)	5.00	6/1/17	1,100,000	1,149,698
York County Solid Waste and Refuse Authority,
Solid Waste System Revenue (Insured; FGIC)	5.50	12/1/14	1,000,000	1,095,710
South Carolina—.4%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000	2,134,060
Texas—.3%
Cities of Dallas and Fort Worth, Dallas/Fort Worth International
Airport, Joint Revenue Improvement Bonds (Insured; FGIC)	5.50	11/1/31	2,000,000	1,896,020
Virginia—2.0%
Industrial Development Authority of the
County of Charles City, Solid Waste Disposal
Facility Revenue (USA Waste of Virginia, Inc. Project)	4.88	2/1/09	6,600,000	6,650,688
Louisa Industrial Development Authority,
PCR (Virginia Electric and Power Company)	5.25	12/1/08	5,000,000	5,035,050
U.S. Related—12.7%
Puerto Rico Commonwealth, Public Improvement	5.25	7/1/23	4,090,000	3,887,095
Puerto Rico Commonwealth, Public Improvement (Insured; FGIC)	5.50	7/1/18	9,545,000	10,000,583
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/14	7,500,000	7,989,975
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/20	4,000,000	4,113,480
Puerto Rico Electric Power Authority, Power Revenue (Insured; FSA)	5.25	7/1/10	5,000,000 [b]	5,307,450
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.25	7/1/14	7,875,000	8,366,557
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.50	7/1/17	6,000,000	6,441,180
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.50	7/1/19	2,290,000	2,443,224
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,000,000	3,107,130
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,097,680
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; FSA)	5.50	7/1/13	1,500,000	1,590,615
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; MBIA)	5.50	7/1/13	4,000,000	4,222,080
Puerto Rico Highways and Transportation
Authority, Transportation Revenue	5.25	7/1/10	4,000,000	4,162,080
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000	4,783,750
Puerto Rico Municipal Finance Agency (Insured; FSA)	5.50	8/1/09	5,000,000	5,188,650
Total Long-Term Municipal Investments (cost $577,897,662)				577,604,794

40

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—.5%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania;
Berks County Municipal Authority, Revenue (The Reading
Hospital and Medical Center Project) (Insured; AMBAC)	6.87	4/4/08	1,600,000 [d]	1,600,000
Pennsylvania Intergovernmental Cooperation
Authority, Special Tax Revenue, Refunding
(City of Philadelphia Funding Program) (Insured; AMBAC)	6.47	3/7/08	1,600,000 [d]	1,600,000
Total Short-Term Municipal Investments (cost $3,200,000)				3,200,000

Total Investments (cost $581,097,662)			98.9%	580,804,794
Cash and Receivables (Net)			1.1%	6,405,461
Net Assets			100.0%	587,210,255

[a] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[b] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Subject to interest rate change on November 1, 2011.
[d] Securities payable on demand.Variable interest rate—subject to periodic change.

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	68.6
AA		Aa		AA	10.1
A		A		A	8.6
BBB		Baa		BBB	12.7
					100.0

† Based on total investments. See notes to financial statements.

42

STATEMENT OF FINANCIAL FUTURES
February 29, 2008 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon Pennsylvania	Notional Amount/	Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/29/2008 ($)

Financial Futures Short
30 Year MMD Index	6,000,000	(5,600,521)	May 2008	399,479
30 Year MMD Index	6,000,000	(5,600,787)	May 2008	399,213
U.S. Treasury 30 Year Bond	125	(14,960,937)	March 2008	(324,218)
				474,474

See notes to financial statements.

The Funds 43

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

Long-Term Municipal	Coupon	Maturity	Principal
Investments—92.5%	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts—82.1%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000	1,347,569
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000	1,259,533
Bellingham, GO (Insured; AMBAC)	5.38	3/1/14	1,685,000	1,785,308
Boston	5.75	2/1/10	2,000,000	2,113,980
Boston	5.00	3/1/20	2,500,000	2,591,325
Boston	5.00	3/1/21	3,605,000	3,701,758
Boston Economic Development and Industrial
Corporation, Public Parking Facility Bonds	4.50	6/1/10	3,000,000	3,103,830
Boston Water and Sewer Commission, Revenue	9.25	1/1/11	100,000	113,628
Boston Water and Sewer Commission, Revenue	5.00	11/1/19	2,170,000	2,233,060
Boston Water and Sewer Commission, Revenue	5.00	11/1/23	3,920,000	3,939,600
Brockton (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000	1,463,962
Burlington, GO	5.25	2/1/12	200,000	215,232
Burlington, GO	5.25	2/1/13	250,000	271,702
Cambridge, GO (Municipal Purpose Loan)	5.00	12/15/11	510,000	546,399
Cohasset, GO	5.00	6/15/22	895,000	901,659
Cohasset, GO	5.00	6/15/23	895,000	899,735
Everett, GO (Insured; FGIC)	5.38	12/15/17	1,250,000	1,339,700
Haverhill (State Qualified Municipal Purpose Loan) (Insured; FGIC)	5.00	6/1/16	1,580,000	1,698,927
Haverhill (State Qualified Municipal Purpose Loan) (Insured; FGIC)	5.00	6/1/18	505,000	530,856
Hingham, GO (Municipal Purpose Loan)	5.38	4/1/17	1,645,000	1,759,755
Holden (Municipal Purpose Loan) (Insured; FGIC)	6.00	3/1/10	1,000,000 [a]	1,069,660
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000	673,504
Ipswich, GO (Insured; FGIC)	5.00	11/15/14	500,000	541,780
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/20	505,000	515,969
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/21	525,000	533,227
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/22	585,000	590,973
Lynnfield, GO (Municipal Purpose Loan)	5.00	7/1/23	585,000	589,382
Malden, GO (Insured; FGIC)	5.00	8/1/18	2,260,000	2,339,394
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000	1,460,007
Marblehead, GO	5.00	8/15/18	1,340,000	1,396,548
Marblehead, GO	5.00	8/15/22	1,750,000	1,768,235
Mashpee, GO (Insured; FGIC)	5.63	11/15/10	500,000 [a]	539,740
Massachusetts	6.50	8/1/08	590,000	599,328
Massachusetts (Insured; AMBAC)	5.50	10/1/18	5,225,000	5,725,659
Massachusetts (Insured; FSA)	5.25	9/1/22	2,275,000	2,361,768
Massachusetts (Insured; XLCA)	4.41	12/1/12	2,470,000 [b]	2,581,274
Massachusetts, Consolidated Loan	5.75	6/1/10	5,000,000 [a]	5,278,950
Massachusetts, Consolidated Loan	5.25	11/1/12	2,000,000 [a]	2,144,920
Massachusetts, Consolidated Loan	5.25	10/1/13	2,600,000 [a]	2,814,656
Massachusetts, Consolidated Loan	5.25	10/1/13	2,500,000 [a]	2,706,400
Massachusetts, Consolidated Loan	5.00	3/1/15	1,500,000 [a]	1,618,890

44

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts, Consolidated Loan	5.00	3/1/15	1,800,000 [a]	1,942,668
Massachusetts, Consolidated Loan	5.00	8/1/16	1,000,000 [a]	1,079,260
Massachusetts, Consolidated Loan	5.50	11/1/16	1,000,000	1,102,010
Massachusetts, Consolidated Loan	5.00	9/1/18	5,000,000	5,168,350
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	11/1/13	2,500,000	2,756,025
Massachusetts, Consolidated Loan (Insured; FGIC)	5.50	8/1/18	1,035,000	1,132,673
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	1/1/13	5,000,000 [a]	5,368,850
Massachusetts, Consolidated Loan (Insured; FSA)	5.25	8/1/22	5,825,000	5,994,857
Massachusetts, Consolidated Loan (Insured; MBIA)	5.50	1/1/12	1,500,000	1,620,255
Massachusetts, Consolidated Loan (Insured; MBIA)	5.00	8/1/12	420,000 [a]	444,763
Massachusetts, Consolidated Loan (Insured; MBIA)	5.00	8/1/12	1,580,000 [a]	1,673,157
Massachusetts, Consolidated Loan (Insured; MBIA)	5.50	11/1/12	3,000,000	3,284,400
Massachusetts, Federal Highway, GAN	5.50	6/15/14	4,335,000	4,473,763
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.75	6/15/12	2,500,000	2,663,475
Massachusetts, Federal Highway, GAN (Insured; FSA)	5.13	12/15/12	1,500,000	1,539,060
Massachusetts, Federal Highway, GAN (Insured; MBIA)	5.13	6/15/15	500,000	514,540
Massachusetts, Special Obligation Dedicated
Tax Revenue (Insured; FGIC)	5.25	1/1/14	2,500,000 [a]	2,711,925
Massachusetts, Special Obligation
Dedicated Tax Revenue (Insured; FGIC)	3.81	1/1/16	3,540,000 [b]	3,632,996
Massachusetts, Special Obligation Revenue	5.38	6/1/11	6,350,000	6,799,262
Massachusetts, Special Obligation Revenue	5.50	6/1/13	1,000,000	1,098,370
Massachusetts, Special Obligation Revenue (Insured; FGIC)	5.38	6/1/12	5,000,000 [a]	5,389,550
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/10	2,835,000 [a]	3,014,654
Massachusetts Bay Transportation Authority, Assessment Revenue	5.75	7/1/11	165,000	174,516
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,045,000 [a]	1,144,066
Massachusetts Bay Transportation Authority, Assessment Revenue	5.25	7/1/14	1,000,000 [a]	1,094,800
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/15	5,000,000 [a]	5,405,800
Massachusetts Bay Transportation Authority,
General Transportation System (Insured; FGIC)	5.25	3/1/15	1,000,000	1,079,960
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/15	3,500,000	3,755,010
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	2,500,000	2,757,950
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000	2,102,900
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000	2,529,436
Massachusetts Development Finance Agency,
Education Revenue (Belmont Hill School Issue)	5.00	9/1/11	500,000 [a]	530,840
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000	1,338,204

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000	1,382,594
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000	1,028,670
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000	1,960,740
Massachusetts Development Finance Agency, Higher
Education Revenue (Smith College Issue)	5.75	7/1/10	1,000,000 [a]	1,072,720
Massachusetts Development Finance Agency,
Revenue (Belmont Hill School Issue)	4.50	9/1/36	1,380,000	1,146,145
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000	1,012,220
Massachusetts Development Finance Agency, Revenue
(Combined Jewish Philanthropies of Greater Boston, Inc. Project)	5.25	2/1/22	1,000,000	1,018,600
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	481,277
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	909,410
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000	822,630
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of
Pharmacy and Allied Health Sciences Issue)	6.00	7/1/08	310,000	312,719
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.40	1/1/10	370,000 [a]	396,485
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.50	1/1/10	395,000 [a]	423,973
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.30	7/1/10	350,000	374,430
Massachusetts Development Finance Agency,
Revenue (Massachusetts College of Pharmacy
and Allied Health Sciences Issue)	6.38	7/1/13	1,000,000 [a]	1,150,580
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/24	2,750,000	2,680,892
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/27	1,000,000	962,740
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied
Health Sciences Issue) (Insured; Assured Guaranty)	5.00	7/1/35	2,000,000	1,875,380
Massachusetts Development Finance Agency,
Revenue (Milton Academy Issue)	5.00	9/1/19	1,000,000	1,037,860

46

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Suffolk University Issue)	5.85	7/1/09	1,000,000 [a]	1,048,520
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	4.50	9/1/31	1,000,000	856,260
Massachusetts Development Finance Agency,
RRR (Waste Management Inc. Project)	6.90	12/1/09	1,000,000	1,044,720
Massachusetts Development Finance Agency,
SWDR (Waste Management Inc. Project)	5.45	6/1/14	1,000,000	1,020,340
Massachusetts Educational Financing Authority,
Education Loan Revenue (Insured; AMBAC)	4.70	1/1/10	715,000	724,903
Massachusetts Educational Financing Authority,
Education Loan Revenue (Insured; AMBAC)	6.20	7/1/13	90,000	90,346
Massachusetts Health and Educational Facilities
Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/22	1,080,000	1,033,560
Massachusetts Health and Educational Facilities
Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	2,892,500
Massachusetts Health and Educational Facilities
Authority, Revenue (Boston College Issue)	5.13	6/1/37	2,000,000	1,927,940
Massachusetts Health and Educational Facilities
Authority, Revenue (Dartmouth-Hitchcock
Obligated Group Issue) (Insured; FSA)	5.13	8/1/22	2,000,000	2,014,460
Massachusetts Health and Educational Facilities
Authority, Revenue (Harvard University Issue)	5.00	7/15/36	1,000,000	976,240
Massachusetts Health and Educational Facilities
Authority, Revenue (Jordan Hospital Issue)	5.00	10/1/10	500,000	502,205
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	5,335,000	5,403,235
Massachusetts Health and Educational Facilities
Authority, Revenue (Milford Regional Medical Center Issue)	5.00	7/15/11	500,000	505,855
Massachusetts Health and Educational Facilities
Authority, Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	446,485
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue) (Insured; MBIA)	5.50	10/1/09	420,000	438,358
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.25	7/1/13	1,595,000	1,636,837
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/16	1,045,000	1,067,499
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,520,580
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.13	7/1/19	1,000,000	1,002,210
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,204,409
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	240,330

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.50	8/15/14	1,000,000	1,108,220
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)	5.50	2/15/36	1,000,000	1,007,020
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	1,817,460
Massachusetts Health and Educational Facilities
Authority, Revenue (UMass Memorial Issue)	5.00	7/1/33	1,000,000	828,750
Massachusetts Health and Educational Facilities
Authority, Revenue (Wellesley College Issue)	5.00	7/1/24	1,000,000	997,720
Massachusetts Health and Educational Facilities
Authority, Revenue (Winchester Hospital Issue)	6.75	7/1/10	1,570,000 [a]	1,698,457
Massachusetts Housing Finance Agency, Housing Revenue	4.20	12/1/10	1,790,000	1,836,307
Massachusetts Housing Finance Agency, Housing Revenue	5.00	12/1/26	1,165,000	1,095,974
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	181,396
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,700,000	1,722,355
Massachusetts Industrial Finance Agency,
Education Revenue (The Tabor Academy Issue)	5.40	12/1/08	775,000 [a]	806,434
Massachusetts Industrial Finance Agency,
Education Revenue (The Tabor Academy Issue)	5.40	12/1/08	785,000 [a]	816,840
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.45	9/1/17	500,000	507,845
Massachusetts Industrial Finance Agency,
Revenue (Concord Academy Issue)	5.50	9/1/27	1,250,000	1,250,350
Massachusetts Industrial Finance Agency,
Revenue (Tufts University Issue) (Insured; MBIA)	5.50	2/15/11	500,000	534,865
Massachusetts Industrial Finance Agency, Revenue
(Wentworth Institute of Technology Inc. Issue)	5.55	10/1/08	500,000 [a]	518,625
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Nuclear Project Number 4 Issue) (Insured; MBIA)	5.25	7/1/12	2,000,000	2,127,240
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Nuclear Project Number 5 Issue) (Insured; MBIA)	5.00	7/1/11	120,000	126,026
Massachusetts Municipal Wholesale Electric
Company, Power Supply Project Revenue
(Project Number 6 Issue) (Insured; MBIA)	5.00	7/1/10	1,635,000	1,687,500
Massachusetts Port Authority, Revenue	6.00	1/1/10	2,500,000 [a]	2,662,575
Massachusetts Port Authority, Revenue	5.75	7/1/11	3,500,000	3,778,040
Massachusetts Port Authority, Revenue (Insured; FSA)	5.50	7/1/14	1,265,000	1,307,972
Massachusetts Port Authority, Revenue (Insured; MBIA)	5.00	7/1/09	1,830,000	1,885,156
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/16	2,720,000	2,910,155

48

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,098,080
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/22	3,500,000	3,515,645
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/15	1,900,000	2,043,431
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; FSA)	5.00	8/15/21	2,000,000	2,029,800
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.50	8/1/11	4,000,000	4,317,040
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	2,679,075
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.63	8/1/10	975,000 [a]	1,045,024
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/11	335,000 [a]	356,839
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/12	3,910,000 [a]	4,165,245
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.63	8/1/13	25,000	26,603
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	2/1/14	1,105,000	1,171,112
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/14	1,330,000 [a]	1,457,188
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.50	8/1/14	30,000	31,222
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.25	8/1/17	170,000	183,313
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/18	75,000	78,763
Massachusetts Water Pollution Abatement
Trust (Pooled Loan Program)	5.00	8/1/32	2,000,000	1,931,540
Massachusetts Water Pollution Abatement
Trust, Water Pollution Abatement Revenue
(New Bedford Loan Program)	5.25	2/1/12	500,000	535,905
Massachusetts Water Pollution Abatement
Trust, Water Pollution Abatement Revenue
(South Essex Sewer District Loan Program)	6.38	2/1/15	195,000	195,589
Massachusetts Water Resources Authority,
General Revenue (Insured; FSA)	5.50	8/1/11	100,000	107,892
Massachusetts Water Resources Authority,
General Revenue (Insured; FSA)	5.25	8/1/18	500,000	535,335
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA)	6.00	8/1/14	1,000,000	1,133,240
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA)	5.25	8/1/19	1,500,000	1,584,150

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA)	5.25	8/1/21	1,000,000	1,034,820
Massachusetts Water Resources Authority,
General Revenue (Insured; MBIA)	5.25	8/1/24	2,500,000	2,537,025
Massachusetts Water Resources Authority,
Subordinated General Revenue (Insured; MBIA)	5.50	8/1/11	1,000,000	1,075,240
Middleborough, GO (Insured; MBIA)	5.00	12/15/16	1,000,000	1,079,010
Middleborough, GO (Insured; MBIA)	5.00	12/15/18	1,275,000	1,343,710
Milton School, GO	5.00	3/1/23	500,000	500,000
Milton School, GO	5.00	3/1/24	500,000	496,735
Milton School, GO	5.00	3/1/25	500,000	494,360
Northampton, GO (Insured; MBIA)	5.13	10/15/16	1,985,000	2,140,842
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	1,000,000	1,063,890
Pembroke, GO (Insured; MBIA)	4.50	8/1/13	695,000	732,092
Pembroke, GO (Insured; MBIA)	5.00	8/1/20	960,000	991,536
Pittsfield, GO (Insured; MBIA)	5.00	4/15/12	1,000,000	1,067,770
Pittsfield, GO (Insured; MBIA)	5.50	4/15/14	500,000	538,455
Quabbin Regional School District (Insured; AMBAC)	6.00	6/15/08	780,000	788,424
Randolph, GO (Insured; AMBAC)	5.00	9/1/17	1,045,000	1,093,749
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	474,849
Sandwich, GO (Insured; MBIA)	5.75	8/15/10	1,050,000 [a]	1,129,443
Springfield (Municipal Purpose Loan) (Insured; FGIC)	5.50	8/1/11	1,500,000 [a]	1,626,345
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,139,656
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000	1,183,636
University of Massachusetts Building Authority,
Project Revenue (Insured; AMBAC)	5.50	11/1/10	1,000,000 [a]	1,065,070
Westfield (Insured; FGIC)	6.50	5/1/10	735,000 [a]	797,100
Worcester (Insured; FGIC)	5.63	8/15/10	1,000,000 [a]	1,072,720
Worcester, GO (Insured; FGIC)	5.00	4/1/18	625,000	642,238
Worcester, GO (Insured; MBIA)	5.25	8/15/16	1,000,000	1,065,800
Worcester, GO (Insured; MBIA)	5.25	8/15/17	1,000,000	1,061,050
Worcester, GO (Municipal Purpose Loan) (Insured; MBIA)	6.25	7/1/10	755,000	806,718
U.S. Related—10.4%
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.15	5/15/11	250,000	264,712
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/12	300,000	321,126
Guam Economic Development Authority,
Tobacco Settlement Asset-Backed Bonds	5.20	5/15/13	1,175,000	1,270,668

50

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related (continued)
Puerto Rico Commonwealth (Insured; MBIA)	6.25	7/1/11	1,050,000	1,139,155
Puerto Rico Commonwealth, Public Improvement	5.00	7/1/14	2,500,000	2,566,050
Puerto Rico Commonwealth, Public Improvement	5.25	7/1/22	1,500,000	1,442,880
Puerto Rico Commonwealth, Public Improvement (Insured; FSA)	5.50	7/1/15	1,350,000	1,478,506
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/14	500,000	532,665
Puerto Rico Commonwealth, Public Improvement (Insured; MBIA)	5.50	7/1/15	1,135,000	1,209,581
Puerto Rico Electric Power Authority, Power Revenue (Insured; MBIA)	5.00	7/1/17	1,000,000	1,024,490
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/12	3,205,000	3,319,451
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,000,000	3,097,680
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000	2,047,120
Puerto Rico Highways and Transportation
Authority, Highway Revenue	5.00	7/1/16	1,000,000	1,024,250
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000	3,464,067
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; MBIA)	6.25	7/1/09	540,000	564,689
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; MBIA)	6.25	7/1/09	460,000	480,134
Puerto Rico Highways and Transportation
Authority, Highway Revenue (Insured; MBIA)	6.00	7/1/11	4,000,000	4,224,920
Puerto Rico Highways and Transportation
Authority, Transportation Revenue (Insured; FGIC)	5.25	7/1/15	1,905,000	1,990,687
Puerto Rico Highways and Transportation
Authority, Transportation Revenue (Insured; FGIC)	5.25	7/1/16	1,550,000	1,610,714
Puerto Rico Highways and Transportation
Authority, Transportation Revenue (Insured; FGIC)	5.25	7/1/18	2,500,000	2,555,800
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,260,000	2,188,064
Total Long-Term Municipal Investments (cost $338,283,233)				335,928,989

Short-Term Municipal Investments—6.3%

Massachusetts;
Chelsea, LR (Massachusetts Information
Technology Center Project) (Insured; FSA)	3.32	4/4/08	5,000,000 [c]	5,000,000
Massachusetts, Consolidated Loan
(Liquidity Facility; Dexia Credit Locale)	3.22	3/1/08	650,000 [c]	650,000
Massachusetts, GO (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Landesbank Baden-Wurttemberg)	3.00	3/1/08	800,000 [c]	800,000
Massachusetts, GO (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; State Street Bank and Trust Co.)	3.55	3/1/08	1,200,000 [c]	1,200,000

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Harvard University Issue)	2.40	3/1/08	4,700,000 [c]	4,700,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	3.07	3/1/08	200,000 [c]	200,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Capital Asset Program
Issue) (LOC; Bank of America)	3.90	3/1/08	2,000,000 [c]	2,000,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Children’s Hospital Issue) (Insured; AMBAC
and Liquidity Facility; Bank of America)	7.00	3/1/08	1,000,000 [c]	1,000,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	6.50	4/4/08	5,000,000 [c]	5,000,000
Massachusetts Water Resources Authority, Multi-Modal
Subordinated General Revenue, Refunding
(LOC; Landesbank Hessen-Thuringen Girozentrale)	3.22	3/1/08	2,200,000 [c]	2,200,000
Total Short-Term Municipal Investments (cost $22,750,000)				22,750,000

Total Investments (cost $361,033,233)			98.8%	358,678,989
Cash and Receivables (Net)			1.2%	4,259,420
Net Assets			100.0%	362,938,409

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Variable rate security—interest rate subject to periodic change.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

52

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	55.7
AA		Aa		AA	24.7
A		A		A	7.3
BBB		Baa		BBB	8.6
BB		Ba		BB	.1
F1		MIG1/P1		SP1/A1	3.6
					100.0

† Based on total investments. See notes to financial statements.

The Funds 53

STATEMENT OF FINANCIAL FUTURES
February 29, 2008 (Unaudited)

				Unrealized
		Market Value		Appreciation
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/29/2008 ($)

Financial Futures Short
30 Year MMD Index	4,000,000	(3,733,680)	May 2008	266,320
30 Year MMD Index	4,000,000	(3,733,858)	May 2008	266,142
U.S. Treasury 30 Year Bond	100	(11,968,750)	March 2008	(259,375)
				273,087

See notes to financial statements.

54

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Assets ($):
Investments in securities—
See Statement of Investments+	998,073,456	163,554,284	580,804,794	358,678,989
Cash on Initial Margin—Note 5	467,500	—	212,500	170,000
Interest receivable	10,812,151	1,803,595	7,254,747	3,722,339
Receivable for investment securites sold	—	85,000	50,667	—
Receivable for futures variation margin—Note 5	789,748	—	552,599	335,586
Receivable for shares of Beneficial Interest subscribed	376,177	—	—	789,000
Prepaid expenses and other receivables	21,720	10,087	14,573	14,961
	1,010,540,752	165,452,966	588,889,880	363,710,875

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	326,066	54,984	256,695	118,261
Due to Administrator—Note 4(a)	104,392	16,776	61,800	37,742
Cash overdraft due to Custodian	438,345	165,965	1,022,621	557,170
Payable for investment securities purchased	17,231,223	2,062,660	—	—
Payable for shares of Beneficial Interest redeemed	148,814	53,189	301,692	18,468
Accrued expenses and other liabilities	56,102	20,930	36,817	40,825
	18,304,942	2,374,504	1,679,625	772,466

Net Assets ($)	992,235,810	163,078,462	587,210,255	362,938,409

Composition of Net Assets ($):
Paid—in capital	1,001,681,564	163,704,039	586,169,737	365,097,245
Accumulated undistributed investment income—net	43,816	—	18,145	826
Accumulated net realized gain (loss) on investments	3,055,546	(1,026,172)	840,767	(78,505)
Accumulated net unrealized appreciation (depreciation)
on investments (including $617,873, $474,474 and
$273,087 net unrealized appreciation on financial futures
for BNY Mellon National Intermediate Municipal Bond
Fund, BNY Mellon Pennsylvania Intermediate Municipal
Bond Fund and BNY Mellon Massachusetts Intermediate
Municipal Bond Fund, respectively)	(12,545,116)	400,595	181,606	(2,081,157)

Net Assets ($)	992,235,810	163,078,462	587,210,255	362,938,409

Net Asset Value Per Share
Class M Shares
Net Assets ($)	969,865,084	162,512,338	585,836,427	353,990,658
Shares Outstanding	77,187,095	12,844,547	48,003,997	28,805,368
Net Asset Value Per Share ($)	12.57	12.65	12.20	12.29

Investor Shares
Net Assets ($)	22,192,261	566,124	1,373,828	8,930,644
Shares Outstanding	1,768,225	44,797	112,727	726,799
Net Asset Value Per Share ($)	12.55	12.64	12.19	12.29

Dreyfus Premier Shares
Net Assets ($)	178,465	—	—	17,107
Shares Outstanding	14,211	—	—	1,389
Net Asset Value Per Share ($)	12.56	—	—	12.32

† Investments at cost ($)	1,011,236,445	163,153,689	581,097,662	361,033,233

See notes to financial statements.

The Funds 55

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2008 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund

Investment Income ($):
Interest Income	22,611,183	3,031,191	13,777,052	7,690,802
Expenses:
Investment advisory fee—Note 4(a)	1,753,077	278,561	1,526,441	637,418
Administration fee—Note 4(a)	637,684	101,327	388,645	231,860
Custodian fees—Note 4(c)	39,862	6,155	22,159	13,897
Shareholder servicing costs—Note 4(c)	33,776	1,043	2,423	13,489
Registration fees	19,650	12,122	12,472	17,818
Trustees’ fees and expenses—Note 4(d)	15,889	2,655	9,442	5,921
Auditing fees	14,234	13,320	5,657	15,187
Prospectus and shareholders’ reports	2,141	2,421	1,805	2,908
Legal fees	152	720	2,172	1,506
Distribution fees—Note 4(b)	657	—	—	43
Miscellaneous	41,384	14,476	29,016	28,730
Total Expenses	2,558,506	432,800	2,000,232	968,777
Less—reduction in investment advisory fee
due to undertaking—Note 4(a)	—	—	—	(8,306)
Less—reduction in fees
due to earnings credits—Note 2(b)	(1,629)	(37)	(1,681)	(1,743)
Net Expenses	2,556,877	432,763	1,998,551	958,728
Investment Income—Net	20,054,306	2,598,428	11,778,501	6,732,074

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	3,892,641	27,501	987,677	555,537
Net realized gain (loss) on financial futures	409,893	—	186,315	149,052
Net Realized Gain (Loss)	4,302,534	27,501	1,173,992	704,589
Net unrealized appreciation (depreciation) on investments
(including $617,873, $474,474 and $273,087
appreciation on financial futures for BNY Mellon
National Intermediate Municipal Bond Fund, BNY Mellon
Pennsylvania Intermediate Municipal Bond Fund and
BNY Mellon Massachusetts Intermediate Municipal
Bond Fund, respectively)	(24,602,888)	700,728	(10,701,558)	(4,586,369)
Net Realized and Unrealized
Gain (Loss) on Investments	(20,300,354)	728,229	(9,527,566)	(3,881,780)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(246,048)	3,326,657	2,250,935	2,850,294

See notes to financial statements.

56

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	20,054,306	35,012,568	2,598,428	4,738,360
Net realized gain (loss) on investments	4,302,534	(1,505,123)	27,501	(167,807)
Net unrealized appreciation (depreciation) on investments	(24,602,888)	(13,239,501)	700,728	179,724
Net Increase (Decrease) in Net Assets
Resulting from Operations	(246,048)	20,267,944	3,326,657	4,750,277

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(19,558,643)	(34,000,332)	(2,588,935)	(4,720,147)
Investor Shares	(447,575)	(896,185)	(9,493)	(11,132)
Dreyfus Premier Shares	(4,272)	(36,057)	—	—
Net realized gain on investments:
Class M Shares	—	—	—	(33,181)
Investor Shares	—	—	—	(80)
Dreyfus Premier Shares	—	—	—	—
Total Dividends	(20,010,490)	(34,932,574)	(2,598,428)	(4,764,540)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	117,882,563	273,486,950	42,211,310	41,447,785
Investor Shares	1,847,129	4,696,649	611,146	870,799
Dreyfus Premier Shares	140	10	—	—
Dividends reinvested:
Class M Shares	2,630,164	4,139,829	391,819	495,028
Investor Shares	329,949	633,977	6,879	9,505
Dreyfus Premier Shares	1,417	19,116	—	—
Cost of shares redeemed:
Class M Shares	(75,712,421)	(126,058,742)	(26,209,737)	(57,084,093)
Investor Shares	(4,836,370)	(6,786,661)	(691,030)	(522,240)
Dreyfus Premier Shares	(148,092)	(2,160,797)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	41,994,479	147,970,331	16,320,387	(14,783,216)
Total Increase (Decrease) in Net Assets	21,737,941	133,305,701	17,048,616	(14,797,479)

Net Assets ($):
Beginning of Period	970,497,869	837,192,168	146,029,846	160,827,325
End of Period	992,235,810	970,497,869	163,078,462	146,029,846

The Funds 57

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Capital Share Transactions:
Class M Shares
Shares sold	9,087,969	21,096,258	3,333,697	3,291,249
Shares issued for dividends reinvested	203,682	319,364	30,919	39,309
Shares redeemed	(5,844,374)	(9,731,631)	(2,065,538)	(4,533,591)
Net Increase (Decrease) in Shares Outstanding	3,447,277	11,683,991	1,299,078	(1,203,033)

Investor Shares [a]
Shares sold	142,371	364,741	48,366	69,222
Shares issued for dividends reinvested	25,574	48,914	543	755
Shares redeemed	(373,451)	(523,350)	(54,589)	(41,489)
Net Increase (Decrease) in Shares Outstanding	(205,506)	(109,695)	(5,680)	28,488

Dreyfus Premier Shares [a]
Shares sold	11	1	—	—
Shares issued for dividends reinvested	110	1,468	—	—
Shares redeemed	(11,413)	(166,217)	—	—
Net Increase (Decrease) in Shares Outstanding	(11,292)	(164,748)	—	—

[a] During the period ended February 29, 2008, 8,430 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund representing $109,477 were automatically converted to 8,430 Investor shares and during the year ended August 31, 2007 110,837 Dreyfus Premier shares of BNY Mellon National Intermediate Municipal
Bond Fund representing $1,442,058 were automatically converted to 110,895 Investor shares.

See notes to financial statements.

58

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	11,778,501	23,950,605
Net realized gain (loss) on investments	1,173,992	8,560
Net unrealized appreciation (depreciation) on investments	(10,701,558)	(10,129,094)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,250,935	13,830,071

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(11,731,456)	(23,807,347)
Investor Shares	(28,900)	(107,626)
Net realized gain on investments:
Class M Shares	(1,001,485)	(1,342,041)
Investor Shares	(2,591)	(10,403)
Total Dividends	(12,764,432)	(25,267,417)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	24,717,598	74,399,765
Investor Shares	865,998	4,155,623
Dividends reinvested:
Class M Shares	951,993	1,424,071
Investor Shares	23,444	59,929
Cost of shares redeemed:
Class M Shares	(39,959,368)	(100,411,233)
Investor Shares	(788,542)	(6,473,353)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(14,188,877)	(26,845,198)
Total Increase (Decrease) in Net Assets	(24,702,374)	(38,282,544)

Net Assets ($):
Beginning of Period	611,912,629	650,195,173
End of Period	587,210,255	611,912,629

Capital Share Transactions (shares):
Class M Shares
Shares sold	1,966,867	5,925,170
Shares issued for dividends reinvested	76,065	112,629
Shares redeemed	(3,178,931)	(7,973,075)
Net Increase (Decrease) in Shares Outstanding	(1,135,999)	(1,935,276)

Investor Shares
Shares sold	69,375	328,071
Shares issued for dividends reinvested	1,877	4,755
Shares redeemed	(62,874)	(511,838)
Net Increase (Decrease) in Shares Outstanding	8,378	(179,012)

The Funds 59

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	6,732,074	12,342,093
Net realized gain (loss) on investments	704,589	(914,678)
Net unrealized appreciation (depreciation) on investments	(4,586,369)	(3,725,019)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,850,294	7,702,396

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,573,466)	(12,004,690)
Investor Shares	(157,524)	(333,605)
Dreyfus Premier Shares	(258)	(2,219)
Net realized gain on investments:
Class M Shares	—	—
Investor Shares	—	—
Dreyfus Premier Shares	—	—
Total Dividends	(6,731,248)	(12,340,514)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	46,827,290	102,031,565
Investor Shares	1,176,372	164,103
Dreyfus Premier Shares	—	—
Dividends reinvested:
Class M Shares	1,498,301	2,591,243
Investor Shares	80,568	174,802
Dreyfus Premier Shares	257	1,830
Cost of shares redeemed:
Class M Shares	(33,137,341)	(56,791,685)
Investor Shares	(1,250,384)	(1,042,303)
Dreyfus Premier Shares	—	(149,632)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	15,195,063	46,979,923
Total Increase (Decrease) in Net Assets	11,314,109	42,341,805

Net Assets ($):
Beginning of Period	351,624,300	309,282,495
End of Period	362,938,409	351,624,300

60

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Capital Share Transactions:
Class M Shares
Shares sold	3,719,132	8,130,189
Shares issued for dividends reinvested	119,237	206,519
Shares redeemed	(2,622,548)	(4,526,581)
Net Increase (Decrease) in Shares Outstanding	1,215,821	3,810,127

Investor Shares [a]
Shares sold	92,948	13,027
Shares issued for dividends reinvested	6,414	13,920
Shares redeemed	(99,372)	(83,241)
Net Increase (Decrease) in Shares Outstanding	(10)	(56,294)

Dreyfus Premier Shares [a]
Shares sold	—	—
Shares issued for dividends reinvested	21	145
Shares redeemed	—	(11,860)
Net Increase (Decrease) in Shares Outstanding	21	(11,715)

[a] During the period ended August 31, 2007, 9,671 Dreyfus Premier shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund representing $122,161 were automatically converted to 9,692 Investor shares.
See notes to financial statements.

The Funds 61

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
BNY Mellon National	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.81	13.01	13.25	13.34	13.09	13.25
Investment Operations:
Investment income—net [b]	.26	.50	.50	.50	.51	.50
Net realized and unrealized
gain (loss) on investments	(.24)	(.20)	(.16)	(.03)	.29	(.14)
Total from Investment Operations	.02	.30	.34	.47	.80	.36
Distributions:
Dividends from investment income—net	(.26)	(.50)	(.50)	(.50)	(.51)	(.50)
Dividends from net realized gain on investments	—	—	(.08)	(.06)	(.04)	(.02)
Total Distributions	(.26)	(.50)	(.58)	(.56)	(.55)	(.52)
Net asset value, end of period	12.57	12.81	13.01	13.25	13.34	13.09

Total Return (%)	.11[c]	2.36	2.64	3.62	6.22	2.77

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50[d]	.51	.51	.52	.52	.53
Ratio of net expenses to average net assets	.50[d,e]	.51[e]	.51	.52	.52[e]	.52
Ratio of net investment income
to average net assets	4.01[d]	3.90	3.87	3.80	3.84	3.77
Portfolio Turnover Rate	29.39[c]	27.18	28.19	42.72	53.26	50.68

Net Assets, end of period ($ x 1,000)	969,865	944,909	807,634	732,711	646,793	625,558

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
See notes to financial statements.

62

			Investor Shares

	Six Months Ended
BNY Mellon National	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.80	13.00	13.23	13.33	13.08	13.24
Investment Operations:
Investment income—net [a]	.24	.47	.47	.47	.48	.50
Net realized and unrealized
gain (loss) on investments	(.25)	(.20)	(.15)	(.04)	.29	(.18)
Total from Investment Operations	(.01)	.27	.32	.43	.77	.32
Distributions:
Dividends from investment income—net	(.24)	(.47)	(.47)	(.47)	(.48)	(.46)
Dividends from net realized gain on investments	—	—	(.08)	(.06)	(.04)	(.02)
Total Distributions	(.24)	(.47)	(.55)	(.53)	(.52)	(.48)
Net asset value, end of period	12.55	12.80	13.00	13.23	13.33	13.08

Total Return (%)	(.10)[b]	2.11	2.47	3.28	6.04	2.36

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.76	.76	.77	.77	.79
Ratio of net expenses to average net assets	.75[c,d]	.76[d]	.76	.77	.77[d]	.77
Ratio of net investment income
to average net assets	3.76[c]	3.65	3.62	3.56	3.60	3.52
Portfolio Turnover Rate	29.39[b]	27.18	28.19	42.72	53.26	50.68

Net Assets, end of period ($ x 1,000)	22,192	25,262	27,084	27,409	30,164	34,673

[a] Based on average shares outstanding at each month end. [b] Not annualized. [c] Annualized. [d] The difference for the period represents less than .01%. See notes to financial statements.

The Funds 63

FINANCIAL HIGHLIGHTS (continued)

			Dreyfus Premier Shares

	Six Months Ended
BNY Mellon National	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.81	13.00	13.24	13.33	13.08	13.37
Investment Operations:
Investment income—net [b]	.21	.39	.40	.40	.41	.36
Net realized and unrealized
gain (loss) on investments	(.25)	(.17)	(.16)	(.03)	.29	(.28)
Total from Investment Operations	(.04)	.22	.24	.37	.70	.08
Distributions:
Dividends from investment income—net	(.21)	(.41)	(.40)	(.40)	(.41)	(.35)
Dividends from net realized gain on investments	—	—	(.08)	(.06)	(.04)	(.02)
Total Distributions	(.21)	(.41)	(.48)	(.46)	(.45)	(.37)
Net asset value, end of period	12.56	12.81	13.00	13.24	13.33	13.08

Total Return (%)	(.35)[c]	1.68	1.88	2.85	5.43	.58[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.25[d]	1.26	1.26	1.27	1.27	1.29[d]
Ratio of net expenses to average net assets	1.25[d,e]	1.26[e]	1.26	1.27	1.27[e]	1.27[d]
Ratio of net investment income
to average net assets	3.26[d]	3.13	3.12	3.06	3.09	3.03[d]
Portfolio Turnover Rate	29.39[c]	27.18	28.19	42.72	53.26	50.68[c]

Net Assets, end of period ($ x 1,000)	178	327	2,474	4,656	5,945	7,856

[a] From close of business on October 11, 2002 (date the fund began offering Dreyfus Premier shares) to August 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
See notes to financial statements.

64

			Class M Shares

	Six Months Ended
BNY Mellon National Short-Term	February 29, 2008		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.59	12.59	12.63	12.81	12.86	12.91
Investment Operations:
Investment income—net [b]	.21	.40	.33	.29	.29	.34
Net realized and unrealized
gain (loss) on investments	.06	—	(.04)	(.18)	(.05)	(.03)
Total from Investment Operations	.27	.40	.29	.11	.24	.31
Distributions:
Dividends from investment income—net	(.21)	(.40)	(.33)	(.29)	(.29)	(.35)
Dividends from net realized gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.21)	(.40)	(.33)	(.29)	(.29)	(.36)
Net asset value, end of period	12.65	12.59	12.59	12.63	12.81	12.86

Total Return (%)	2.12[c]	3.21	2.36	.91	2.00	2.35

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54[d]	.55	.53	.54	.53	.55
Ratio of net expenses to average net assets	.54[d]	.54	.53	.53	.53	.52
Ratio of net investment income
to average net assets	3.27[d]	3.14	2.65	2.31	2.28	2.66
Portfolio Turnover Rate	15.60[c]	33.74	49.94	40.92	28.12	22.15

Net Assets, end of period ($ x 1,000)	162,512	145,395	160,551	207,063	221,600	210,574

[a]	Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Funds 65

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
BNY Mellon National Short-Term	February 29, 2008		Year Ended August 31,

Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.58	12.58	12.62	12.79	12.84	12.91
Investment Operations:
Investment income—net [a]	.19	.37	.31	.27	.29	.29
Net realized and unrealized
gain (loss) on investments	.06	(.01)	(.05)	(.18)	(.07)	(.04)
Total from Investment Operations	.25	.36	.26	.09	.22	.25
Distributions:
Dividends from investment income—net	(.19)	(.36)	(.30)	(.26)	(.27)	(.31)
Dividends from net realized gain on investments	—	—	—	—	—	(.01)
Total Distributions	(.19)	(.36)	(.30)	(.26)	(.27)	(.32)
Net asset value, end of period	12.64	12.58	12.58	12.62	12.79	12.84

Total Return (%)	2.00[b]	2.95	2.10	.73	1.72	2.01

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.79	.79	.79	.81
Ratio of net expenses to average net assets	.80[c]	.80	.79	.78	.79	.76
Ratio of net investment income
to average net assets	3.05[c]	2.94	2.47	2.06	2.08	2.44
Portfolio Turnover Rate	15.60[b]	33.74	49.94	40.92	28.12	22.15

Net Assets, end of period ($ x 1,000)	566	635	277	150	94	33

[a] Based on average shares outstanding at each month end. [b] Not annualized. [c] Annualized. See notes to financial statements.

66

			Class M Shares

	Six Months Ended
BNY Mellon Pennsylvania	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.43	12.66	12.92	13.13	12.95	13.15
Investment Operations:
Investment income—net [b]	.24	.48	.48	.49	.50	.51
Net realized and unrealized
gain (loss) on investments	(.21)	(.20)	(.18)	(.13)	.21	(.20)
Total from Investment Operations	.03	.28	.30	.36	.71	.31
Distributions:
Dividends from investment income—net	(.24)	(.48)	(.48)	(.49)	(.50)	(.51)
Dividends from net realized gain on investments	(.02)	(.03)	(.08)	(.08)	(.03)	—
Total Distributions	(.26)	(.51)	(.56)	(.57)	(.53)	(.51)
Net asset value, end of period	12.20	12.43	12.66	12.92	13.13	12.95

Total Return (%)	.22[c]	2.23	2.41	2.84	5.60	2.35

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65[d]	.66	.66	.66	.66	.67
Ratio of net expenses to average net assets	.65[d,e]	.66	.66	.66	.66	.67
Ratio of net investment income
to average net assets	3.86[d]	3.83	3.81	3.78	3.82	3.88
Portfolio Turnover Rate	4.84[c]	20.18	13.80	23.88	18.87	17.58

Net Assets, end of period ($ x 1,000)	585,836	610,618	646,610	656,901	681,295	740,587

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 67

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
BNY Mellon Pennsylvania	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.41	12.65	12.91	13.13	12.95	13.14
Investment Operations:
Investment income—net [a]	.23	.45	.46	.45	.47	.48
Net realized and unrealized
gain (loss) on investments	(.21)	(.21)	(.19)	(.13)	.21	(.20)
Total from Investment Operations	.02	.24	.27	.32	.68	.28
Distributions:
Dividends from investment income—net	(.22)	(.45)	(.45)	(.46)	(.47)	(.47)
Dividends from net realized gain on investments	(.02)	(.03)	(.08)	(.08)	(.03)	—
Total Distributions	(.24)	(.48)	(.53)	(.54)	(.50)	(.47)
Net asset value, end of period	12.19	12.41	12.65	12.91	13.13	12.95

Total Return (%)	.17[b]	1.89	2.15	2.50	5.41	2.09

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.91	.91	.91	.92	.93
Ratio of net expenses to average net assets	.91[c,d]	.91	.91	.91	.92	.92
Ratio of net investment income
to average net assets	3.62[c]	3.59	3.57	3.50	3.56	3.59
Portfolio Turnover Rate	4.84[b]	20.18	13.80	23.88	18.87	17.58

Net Assets, end of period ($ x 1,000)	1,374	1,295	3,586	4,561	2,741	2,944

[a] Based on average shares outstanding at each month end. [b] Not annualized. [c] Annualized. [d] The difference for the period represents less than .01%. See notes to financial statements.

See notes to financial statements.

68

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Investor shares, Class M shares and Dreyfus Premier shares represents the financial highlights of the Class A shares, Class R shares and Class B shares, respectively, of the fund’s predecessor, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the Premier Massachusetts Fund) before the fund commenced operations as of the close of business on September 6, 2002, and represents the performance of the fund’s Investor shares, Class M shares and Dreyfus Premier shares thereafter. Before the fund commenced operations, substantially all of the assets of the Premier Massachusetts Fund were transferred to the fund in a tax-free reorganization. Total return for the periods before the fund commenced operations shows how much an investment in the Premier Massachusetts Fund’s Class A shares, Class R shares and Class B shares would have increased (or decreased) during those periods, assuming all dividends and distributions were reinvested.Total return for the period since the fund commenced operations also reflects how much an investment in the fund’s Investor shares, Class M shares and Dreyfus Premier shares would have increased (or decreased), assuming all dividends and distributions were reinvested.

			Class M Shares

	Six Months Ended
BNY Mellon Massachusetts	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.42	12.58	12.75	12.81	12.59	12.79
Investment Operations:
Investment income—net [b]	.23	.47	.47	.47	.48	.50
Net realized and unrealized
gain (loss) on investments	(.13)	(.16)	(.14)	(.06)	.22	(.21)
Total from Investment Operations	.10	.31	.33	.41	.70	.29
Distributions:
Dividends from investment income—net	(.23)	(.47)	(.47)	(.47)	(.48)	(.49)
Dividends from net realized gain on investments	—	—	(.03)	—	—	—
Total Distributions	(.23)	(.47)	(.50)	(.47)	(.48)	(.49)
Net asset value, end of period	12.29	12.42	12.58	12.75	12.81	12.59

Total Return (%)	.80[c]	2.47	2.65	3.25	5.72	2.23

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[d]	.53	.54	.54	.55	.58
Ratio of net expenses to average net assets	.52[d]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.70[d]	3.72	3.73	3.67	3.74	3.93
Portfolio Turnover Rate	5.99[c]	18.85	20.57	32.16	27.26	15.54

Net Assets, end of period ($ x 1,000)	353,991	342,583	299,263	228,239	197,140	173,311

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Based on average shares outstanding at each month end.
c Not annualized.
[d] Annualized.
See notes to financial statements.

The Funds 69

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares

	Six Months Ended
BNY Mellon Massachusetts	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.42	12.58	12.75	12.80	12.59	12.79
Investment Operations:
Investment income—net [a]	.22	.44	.44	.44	.45	.47
Net realized and unrealized
gain (loss) on investments	(.13)	(.16)	(.14)	(.05)	.21	(.20)
Total from Investment Operations	.09	.28	.30	.39	.66	.27
Distributions:
Dividends from investment income—net	(.22)	(.44)	(.44)	(.44)	(.45)	(.47)
Dividends from net realized gain on investments	—	—	(.03)	—	—	—
Total Distributions	(.22)	(.44)	(.47)	(.44)	(.45)	(.47)
Net asset value, end of period	12.29	12.42	12.58	12.75	12.80	12.59

Total Return (%)	.67[b]	2.21	2.40	3.07	5.38	1.97

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[c]	.78	.79	.79	.80	.83
Ratio of net expenses to average net assets	.77[c]	.75	.75	.75	.75	.75
Ratio of net investment income
to average net assets	3.46[c]	3.48	3.49	3.43	3.50	3.68
Portfolio Turnover Rate	5.99[b]	18.85	20.57	32.16	27.26	15.54

Net Assets, end of period ($ x 1,000)	8,931	9,024	9,854	10,371	11,698	12,965

[a] Based on average shares outstanding at each month end. [b] Not annualized. [c] Annualized. See notes to financial statements.

70

			Dreyfus Premier Shares

	Six Months Ended
BNY Mellon Massachusetts	February 29, 2008		Year Ended August 31,

Intermediate Municipal Bond Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.45	12.61	12.78	12.83	12.61	12.81
Investment Operations:
Investment income—net [a]	.19	.35	.37	.38	.38	.40
Net realized and unrealized
gain (loss) on investments	(.13)	(.14)	(.14)	(.05)	.22	(.20)
Total from Investment Operations	.06	.21	.23	.33	.60	.20
Distributions:
Dividends from investment income—net	(.19)	(.37)	(.37)	(.38)	(.38)	(.40)
Dividends from net realized gain on investments	—	—	(.03)	—	—	—
Total Distributions	(.19)	(.37)	(.40)	(.38)	(.38)	(.40)
Net asset value, end of period	12.32	12.45	12.61	12.78	12.83	12.61

Total Return (%)	.43[b]	1.71	1.89	2.59	4.85	1.55

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[c]	1.28	1.29	1.29	1.30	1.33
Ratio of net expenses to average net assets	1.27[c]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	2.97[c]	2.96	2.99	2.98	3.01	3.19
Portfolio Turnover Rate	5.99[b]	18.85	20.57	32.16	27.26	15.54
Net Assets, end of period ($ x 1,000)	17	17	165	202	655	941

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.

See notes to financial statements.

The Funds 71

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund (each, a “fund” and collectively, the “funds”). Effective March 31,2008,the Trust changed its name from “Mellon Funds Trust” to “BNY Mellon Funds Trust” and each fund added “BNY” to the beginning of its name. BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Mellon Fund Advisers, a division of the Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus and Mellon

Bank are wholly-owned subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund and in the Dreyfus Premier class shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund. Dreyfus Premier shares of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund are subject to a contingent deferred sales charge (“CDSC”) imposed on redemptions of Dreyfus Premier shares made within six years of purchase and automatically convert to Investor class shares after six years. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and Dreyfus Premier shares and the Rule 12b-1 plan applicable to the Dreyfus Premier shares and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund no longer offer Dreyfus Premier shares, except in connection with dividend reinvestment and permitted exchanges of Dreyfus Premier shares.

72

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in municipal securities (excluding options and financial futures on municipal, U.S. Treasury securities and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The funds have arrangements with the custodian and cash management banks whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

(c) Concentration of risk: BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers of that

The Funds 73

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

During the current year, the funds adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.The adoption of FIN 48 had no impact on the operations of the funds for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 1 summarizes BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s unused capital loss carryover available to be applied against future net securities profits, if any, realized subsequent to August 31, 2007.

Table 2 summarizes each relevant fund’s tax character of distributions paid to shareholders during the fiscal year

Table 1.

Expiring in fiscal †	2014 ($)	2015 ($)

BNY Mellon National Intermediate Municipal Bond Fund	—	550,494
BNY Mellon National Short-Term Municipal Bond Fund	439,406	501,053
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	—	67,779

†	If not applied, the carryover expires in fiscal 2014 and 2015.

Table 2.

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2007	2007	2007

BNY Mellon National Intermediate
Municipal Bond Fund	34,847,113	85,461	—
BNY Mellon National Short-Term
Municipal Bond Fund	4,730,899	33,641	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	23,914,973	191,052	1,161,392
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	12,340,514	—	—

74

ended August 31, 2007.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowings. During the period ended February 29, 2008, the funds did not borrow under the line of credit.

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of the BNY Mellon National Intermediate Municipal Bond Fund, .35% of the BNY Mellon National Short-Term Municipal Bond Fund, .50% of the BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and .35% of the BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon Bank provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank had entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon Bank agreed, until September 30, 2007, with respect to BNY Mellon Massachusetts Intermediate Municipal Bond Fund, to waive receipt of its fees and/or reimburse a portion of the fund’s expenses, exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, Shareholder Services Plan fees and extraordinary expenses, so that the fund’s expenses, in the aggregate, do not exceed an annual rate of .50% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, for BNY Mellon Massachusetts Intermediate Bond Fund, amounted to $8,306 during the period ended February 29, 2008.

During the period ended February 29, 2008, the Distributor retained $711 from contingent deferred sales charges on redemptions of the BNY Mellon National Intermediate Municipal Bond Fund’s Dreyfus Premier shares.

(b) BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act for distributing its Dreyfus Premier shares.The funds each pay the Distributor a fee at an annual rate of .50% of the value of the fund’s average daily net assets attributable to its Dreyfus Premier shares. During the period ended February 29, 2008, BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund, Dreyfus Premier shares were charged $657 and $43, respectively, pursuant to the Plan.

(c) The funds have adopted a Shareholder Services Plan with respect to its Investor shares, and BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund have adopted a Shareholder Services Plan with respect to its Dreyfus Premier shares, pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares and Dreyfus Premier shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares and Dreyfus Premier shares, respectively.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information,

The Funds 75

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and services related to the maintenance of such shareholder accounts.The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 3 summarizes the amounts Investor shares and Dreyfus Premier shares were charged during the period ended February 29, 2008, pursuant to the Shareholder Services Plan.Additional fees included in shareholder servicing costs in the Statement of Operations include fees paid to the transfer agent.

Table 3.

BNY Mellon National Intermediate
Municipal Bond Fund (Investor Shares)	$ 29,804
BNY Mellon National Intermediate Municipal
Bond Fund (Dreyfus Premier Shares)	329
BNY Mellon National Short-Term
Municipal Bond Fund (Investor Shares)	779
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund (Investor Shares)	1,999
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund (Investor Shares)	11,382
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
(Dreyfus Premier Shares)	22

The funds compensate The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 4 summarizes the amounts the funds were charged during the period ended February 29, 2008 pursuant to the cash management agreement.

Table 4.

BNY Mellon National Intermediate
Municipal Bond Fund	$374
BNY Mellon National Short-Term
Municipal Bond Fund	8
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	13
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	132

The funds compensate Mellon Bank under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 5 summarizes the amounts the funds were charged during the period ended February 29, 2008, pursuant to the cash management agreement.

Table 5.

BNY Mellon National Intermediate
Municipal Bond Fund	$1,255
BNY Mellon National Short-Term
Municipal Bond Fund	29
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund	50
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund	438

The funds compensate Mellon Bank, under a Custody Agreement for providing custodial services for the funds. Table 6 summarizes the amounts the funds were charged during the period ended February 29, 2008 pursuant to the custody agreement.

Table 6.

BNY Mellon National Intermediate
Municipal Bond Fund	$39,862
BNY Mellon National Short-Term
Municipal Bond Fund	6,155
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	22,159
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	13,897

During the period ended February 29, 2008, each of the funds was charged $2,411 for services performed by the Chief Compliance Officer.

Table 7 summarizes the components of Due to the Dreyfus Corporation and affiliates in the Statements of Assets and Liabilities for each fund.

(d) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional fee of $8,000.

76

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 29, 2008.

The funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 29, 2008 are set forth in the Statement of Financial Futures.

Table 9 summarizes accumulated net unrealized appreciation on investments for each fund at February 29, 2008.

Table 7.

	Investment	Rule 12b-1	Shareholder		Chief
	Advisory	Distribution	Services	Custodian	Compliance
	Fees ($)	Plan Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

BNY Mellon National Intermediate
Municipal Bond Fund	285,161	73	4,586	31,827	4,419
BNY Mellon National Short-Term
Municipal Bond Fund	45,781	—	125	4,659	4,419
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	241,263	-	314	10,699	4,419
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	103,097	7	1,821	8,917	4,419

Table 8.

	Purchases ($)	Sales ($)

BNY Mellon National Intermediate Municipal Bond Fund	280,138,957	328,426,497
BNY Mellon National Short-Term Municipal Bond Fund	34,357,329	22,632,080
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	29,022,960	46,038,824
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	20,930,295	24,974,944

Table 9.

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

BNY Mellon National Intermediate Municipal Bond Fund	1,011,236,445	13,980,791	27,143,780	(13,162,989)
BNY Mellon National Short-Term Municipal Bond Fund	163,153,689	939,263	538,668	400,595
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	581,097,662	11,305,785	11,598,653	(292,868)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	361,033,233	4,819,501	7,173,745	(2,354,244)

The Funds 77

NOTES

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	MBSC Securities Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX	Dreyfus Premier: MNMBX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX	Dreyfus Premier: MMBPX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258
BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012
Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

MFTSA0208-MB

©2008 MBSC Securities Corporation

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured
  Not Bank-Guaranteed
  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for investors in recent memory.The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets.These developments dampened investor sentiment and produced heightened volatility in the stock market and the higher-yielding segments of the bond market. Even some areas of the taxable money markets were affected when difficult liquidity conditions arose in the inter-bank lending and commercial paper markets.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your portfolio manager today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Christopher E. Sheldon
President
BNY Mellon Funds Trust
March 31, 2008

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by J. Christopher Nicholl and John F.
Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Money Market Fund produced annualized yields of 4.63% for its Class M shares and 4.38% for its Investor shares. Taking into account the effects of compounding, the fund also produced annualized effective yields of 4.73% for its Class M shares and 4.47% for its Investor shares.1

Yields of money market instruments generally declined along with short-term interest rates over the reporting period, as the Federal Reserve Board (the “Fed”) eased monetary policy to combat an economic slowdown and an intensifying credit crisis in U.S. fixed-income markets.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

Credit Crisis and Economic Concerns Prompted
Fed Action

The reporting period began in the midst of a credit crisis that originated in the sub-prime mortgage sector of the U.S. bond market. Over the summer of

2007, investors had reacted negatively to reports of a higher-than-expected number of defaults and delinquencies among homeowners with sub-prime mortgages. These borrowers apparently were unable to meet their loan obligations when their adjustable-rate mortgages reset at higher levels. Soaring energy and food prices put additional pressure on some consumers’ overstretched finances.

The credit crisis sent repercussions throughout the financial markets as investors reassessed their previously generous attitudes toward risk. Newly cautious investors engaged in a “flight to quality,” turning away from riskier asset classes and flocking to the relative safety of U.S. Treasury securities and money market funds.The effects of the sell-off and resulting difficult liquidity conditions were particularly severe for commercial and investment banks, which suffered massive sub-prime related losses. Market turmoil also contributed to fears that declining housing values and slower consumer spending would derail the U.S. economy at the same time that rising commodity prices were fueling inflation fears.

The Fed responded aggressively to the financial markets’ and economy’s woes. In September, in an effort to stimulate the economy and promote market liquidity, the Fed implemented its first reduction in the overnight federal funds rate in more than four years. Additional reductions followed in October and December, driving the federal funds rate from 5.25% at the start of the reporting period to 4.25% by year-end.

However, disappointing economic news continued to mount during January, including the first monthly contraction in the U.S. labor market in more than four years. The credit crisis also worsened, threatening the credit ratings of certain bond insurers and the solvency of some major banks.The Fed responded aggressively,

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

implementing two additional rate cuts in the second half of the month that reduced the federal funds rate by another 125 basis points to 3%.

A Long Weighted Average Maturity Supported
Fund Results

As short-term interest rates fell, so did yields of most money market instruments.The fund proved to be well positioned for this development. We had set the fund’s weighted average maturity in a range that was significantly longer than industry averages, which enabled it to capture higher prevailing yields for as long as we deemed practical. Over the course of the reporting period, as short-term interest rates declined and yield differences narrowed along the market’s maturity range, we gradually reduced the fund’s weighted average maturity toward a more neutral position.

Although liquidity and credit concerns hurt the market for asset-backed commercial paper, the fund held none of the affected securities in this area. Instead, we focused on segments of the money markets that had no material direct exposure to troubled sub-prime loans.

Positioned for Additional Interest Rate Reductions

As of the reporting period’s end, market conditions have remained volatile, and the U.S. economy has continued to show signs of weakness, including record numbers of home foreclosures and additional job losses.Yet, inflationary pressures have remained uncomfortably high as crude oil prices surged past $100 per barrel. Despite these inflationary pressures, various Fed members, including Chairman Ben Bernanke, have indicated publicly that the Fed is prepared to inject additional liquidity into the banking system and reduce short-term interest rates further in order to forestall a potential recession.Therefore, we have maintained the fund’s weighted average maturity in a range we consider slightly longer than industry averages. In our judgment, this is a prudent strategy in today’s unsettled economic and market environments.

March 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your invest-
ment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by J. Christopher Nicholl and John F.
Flahive, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon National Municipal Money Market Fund produced annualized yields of 3.00% for its Class M shares and 2.75% for its Investor shares.Taking into account the effects of compounding, the fund also produced annualized effective yields of 3.04% for its Class M shares and 2.79% for its Investor shares.1

Yields of tax-exempt money market instruments generally declined along with short-term interest rates over the reporting period, as the Federal Reserve Board (the “Fed”) eased monetary policy to combat an economic slowdown and an intensifying credit crisis in U.S. fixed-income markets.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Credit Crisis and Economic Concerns Prompted
Fed Action

The reporting period began in the midst of a credit crisis that originated in the sub-prime mortgage sector of the U.S. bond market. Over the summer of 2007, investors had reacted negatively to reports of a higher-than-expected number of defaults and delinquencies among homeowners with sub-prime mortgages. These borrowers apparently were unable to meet their loan obligations when their adjustable-rate mortgages reset at higher levels. Soaring energy and food prices put additional pressure on some consumers’ overstretched finances.

The credit crisis sent repercussions throughout the financial markets as investors reassessed their previously generous attitudes toward risk. Newly cautious investors engaged in a “flight to quality,” turning away from riskier asset classes and flocking to the relative safety of U.S. Treasury securities and money market funds.The effects of the sell-off and resulting difficult liquidity conditions were particularly severe for commercial and investment banks, which suffered massive sub-prime related losses. Market turmoil also contributed to fears that declining housing values and slower consumer spending would derail the U.S. economy at the same time that rising commodity prices were fueling inflation fears.

The Fed responded aggressively to the financial markets’ and economy’s woes. In September, in an effort to stimulate the economy and promote greater market liquidity, the Fed implemented its first reduction in the overnight federal funds rate in more than four years. Additional reductions followed in October and December, driving the federal funds rate from 5.25% at the start of the reporting period to 4.25% by year-end.

However, disappointing economic news continued to mount during January, including the first monthly contraction in the labor market in more than four years. The credit crisis also worsened, threatening the credit ratings of many bond insurers and the solvency of some major banks.The Fed responded aggressively, implementing two additional rate cuts during the second half of the month that reduced the federal funds rate by another 125 basis points to 3%.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

A Long Weighted Average Maturity Supported
Fund Results

As short-term interest rates fell, so did yields of most tax-exempt money market instruments. However, because of supply-and-demand factors, yields of variable-rate demand notes, which are reset daily or weekly, remained higher than those of longer-term fixed-rate municipal notes for much of the reporting period. Accordingly, we generally focused on variable-rate demand notes, and the fund’s weighted average maturity remained in a range that was shorter than industry averages.

When liquidity and credit concerns hurt the market for variable-rate demand notes and municipal securities carrying third-party insurance enhancements, we moved quickly to pare back much of our exposure to securities backed by the affected insurers and ensure that our remaining exposure was mostly comprised of higher-rated issuers with greater financial flexibility and market access.

Positioned for Additional Interest Rate Reductions

As of the reporting period’s end, market conditions have remained volatile, and the U.S. economy has con-

tinued to show signs of weakness, including record numbers of home foreclosures and additional job losses.Yet, inflationary pressures have remained uncomfortably high as crude oil prices surged past $100 per barrel. Despite these inflationary pressures, various Fed members, including Chairman Ben Bernanke, have indicated that the Fed is prepared to inject additional liquidity into the banking system and reduce short-term interest rates further to forestall a potential recession. However, due to relatively high yields on variable-rate demand notes, we have maintained the fund’s short weighted average maturity. In our judgment, this is a prudent strategy in today’s unsettled economic and market environments.

March 17, 2008

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

6

UNDERSTANDING YOUR FUND’S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of the funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008
	Class M Shares	Investor Shares

BNY Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.51	$ 2.77
Ending value (after expenses)	$1,023.30	$1,022.00
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.35	$ 2.60
Ending value (after expenses)	$1,015.10	$1,013.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2008
	Class M Shares	Investor Shares

BNY Mellon Money Market Fund
Expenses paid per $1,000 †	$ 1.51	$ 2.77
Ending value (after expenses)	$1,023.37	$1,022.13
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000 †	$ 1.36	$ 2.61
Ending value (after expenses)	$1,023.52	$1,022.28

† Expenses are equal to the BNY Mellon Money Market Fund annualized expense ratio of .30% for Class M and .55% for Investor Class and BNY Mellon National Municipal
Money Market Fund, .27% for Class M and .52% for Investor Class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Money Market Fund

Negotiable Bank	Principal			Principal
Certificates of Deposit—19.7%	Amount ($)	Value ($)	Commercial Paper (continued)	Amount ($)	Value ($)

Bank of Scotland PLC			Dexia Delaware LLC
4.97%, 3/20/08	10,000,000	10,000,000	4.34%, 3/4/08	50,000,000	49,981,917
Barclays Bank PLC			Fortis Banque Luxembourg S.A.
5.20%, 6/16/08	8,250,000	8,259,853	2.78%, 7/10/08	25,000,000 [b]	24,747,097
BNP Paribas (Yankee)			General Electric Capital Corp.
4.75%—5.36%, 6/20/08—7/3/08	45,000,000	45,011,161	3.04%, 3/12/08	50,000,000	49,953,556
Canadian Imperial Bank of Commerce			ING America Insurance Holdings Inc.
4.46%, 11/28/08	27,000,000	27,001,952	3.70%—5.00%, 3/6/08—3/13/08	50,000,000	49,941,472
Credit Suisse Group			JPMorgan Chase & Co.
4.61%, 4/11/08	45,000,000 [a]	45,044,923	2.96%, 4/8/08	50,000,000	49,843,778
Fortis Bank			Los Angeles Department of Airports
3.10%, 3/12/08	25,000,000 [b]	25,000,076	3.12%, 3/11/08	37,965,000	37,932,097
Harris Trust and Savings Bank			Prudential Funding LLC
5.40%, 6/6/08	10,000,000	10,000,000	2.99%, 3/5/08	43,500,000	43,485,548
HBOS Treasury Services PLC (Yankee)			Royal Bank of Scotland PLC
5.33%, 5/30/08	10,000,000	9,998,857	3.03%, 4/24/08	40,000,000	39,818,200
Toronto-Dominion Bank (Yankee)			Salvation Army
4.88%, 5/13/08	25,000,000	25,000,497	3.13%, 3/13/08	38,850,000	38,850,000
UBS Finance Delaware LLC (Yankee)			Societe Generale
5.50%, 3/6/08	25,000,000	25,000,000	4.91%, 3/19/08	10,000,000	9,975,450
Total Negotiable Bank			Societe Generale N.A. Inc.
Certificates of Deposit			3.08%, 5/28/08	20,000,000	19,849,422
(cost $230,317,319)		230,317,319	UBS Finance Delaware LLC

			4.43%, 8/12/08	15,000,000	14,697,283
Commercial Paper—69.2%			Westpac Banking Corp.

AIG Funding Inc.			4.69%, 4/2/08	40,000,000 [b]	40,000,000
3.05%—3.12%, 3/6/08—3/13/08	49,000,000	48,954,850	Total Commercial Paper
Allied Irish Banks N.A. Inc.			(cost $808,882,451)		808,882,451

4.95%, 4/3/08	20,000,000 [b]	19,909,250
American Express Company			Notes—11.3%

3.00%, 3/11/08	50,000,000	49,958,333	BBVA U.S. Senior, S.A.
Australia and New Zealand			Unipersonal
Banking Group Ltd.			4.02%, 4/17/08	39,000,000 [a,b]	39,002,195
3.28%, 3/25/08	50,000,000 [b]	49,890,667	Cleveland Ohio Airport System
Banco Santander Puerto Rico			3.14%, 3/7/08	1,600,000 [a]	1,600,000
4.30%, 3/10/08	50,000,000	49,946,250	General Secretariat
Bank of America Corp.			of American States
2.96%—2.97%, 3/3/08—5/27/08	42,000,000	41,783,400	3.20%, 3/7/08	4,280,000 [a]	4,280,000
Calyon			HSBC Finance Corporation
4.51%, 4/2/08	50,000,000	49,799,556	6.30%, 6/17/08	6,500,000 [a]	6,523,001
DEPFA BANK PLC			Mullenix St. Charles Properties LP
4.71%, 6/20/08	30,000,000 [b]	29,564,325	3.11%, 3/7/08	7,000,000 [a]	7,000,000
8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Notes (continued)	Amount ($)	Value ($)	Notes (continued)	Amount ($)	Value ($)

North Texas Higher			Utah Telecommunications
Education Authority, Inc.			Open Infrastructure Agency
7.63%, 3/7/08	34,000,000 [a]	34,000,000	3.20%, 3/7/08	24,800,000 [a]	24,800,000
Pitney Road Partners LLC			Total Notes
3.20%, 3/7/08	5,725,000 [a]	5,725,000	(cost $132,330,196)		132,330,196

Sacramento County, CA			Total Investments
5.00%, 3/7/08	6,300,000 [a]	6,300,000	(cost $1,171,529,966)	100.2%	1,171,529,966
Tulsa Oklahoma Airports
Improvement Trust			Liabilities, Less Cash and Receivables	(.2%)	(2,153,302)
3.25%, 3/7/08	3,100,000 [a]	3,100,000	Net Assets	100.0%	1,169,376,664

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $228,113,610 or 19.5% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	62.9	Transportation	3.4
Finance	8.5	Other	13.2
Insurance	8.0
Multi-Line Insurance	4.2		100.2

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon National Municipal Money Market Fund

	Coupon	Maturity	Principal
Short-Term Investments—98.6%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—5.5%
Birmingham Medical Clinic Board, Medical Clinic Revenue (University
of Alabama Health Services Foundation) (LOC; SunTrust Bank)	3.25	3/7/08	48,500,000 [a]	48,500,000
Jefferson County, Sewer Revenue (Capital
Improvement Warrants) (Insured; FGIC)	5.00	2/1/09	3,935,000 [b]	4,111,429
Mobile Infirmary Health System Special Care Facilities
Financing Authority, Revenue (Infirmary Health System, Inc.)	3.00	3/7/08	25,000,000 [a]	25,000,000
Arizona—.4%
McAllister Academic Village LLC, Revenue (Arizona State
University McAllister Academic Village Project) (Insured;
AMBAC and Liquidity Facility; State Street Bank and Trust Co.)	8.00	3/7/08	4,995,000 [a]	4,995,000
California—.5%
Irvine Ranch Water District (LOC; Landesbank
Hessen-Thueringen Girozentrale)	3.60	3/1/08	1,000,000 [a]	1,000,000
Irvine Ranch Water District, COP (Irvine Ranch Water District Capital
Improvement Project) (LOC; Landesbank Baden-Wurttemberg)	3.65	3/1/08	6,300,000 [a]	6,300,000
Colorado—5.7%
Central Platte Valley Metropolitan District, GO
(Liquidity Facility; BNP Paribas)	3.50	12/1/08	9,200,000	9,200,000
Central Platte Valley Metropolitan District, GO (LOC; U.S. Bank NA)	3.50	12/1/08	1,490,000	1,490,000
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; Bank of America)	3.50	3/1/08	5,500,000 [a]	5,500,000
Colorado Educational and Cultural Facilities Authority,
Student Housing Facilities Revenue (Campus
Village Apartments Project) (LOC; Citibank NA)	2.42	3/7/08	22,865,000 [a]	22,865,000
Commerce City Northern Infrastructure General
Improvement District, GO (LOC; U.S. Bank NA)	3.28	3/7/08	6,150,000 [a]	6,150,000
Commerce City Northern Infrastructure General
Improvement District, GO, Refunding (LOC; U.S. Bank NA)	3.21	3/7/08	7,400,000 [a]	7,400,000
Pitkin County, IDR, Refunding (Aspen Skiing
Company Project) (LOC; JPMorgan Chase Bank)	3.50	3/1/08	5,000,000 [a]	5,000,000
Westminster Economic Development Authority,
Tax Increment Revenue (North Huron Urban
Renewal Project) (LOC; DEPFA Bank PLC)	3.00	3/7/08	22,650,000 [a]	22,650,000
Florida—5.8%
Eclipse Funding Trust (Golden Knights Corporation Master Lease
Program) (Insured; MBIA and Liquidity Facility; U.S. Bank NA)	3.26	3/7/08	24,285,000 [a,c]	24,285,000
Orange County Industrial Development Authority, IDR
(Catholic Charities of Central Florida, Inc. and Diocese
of Orlando Projects) (LOC; SunTrust Bank)	3.70	3/1/08	5,000,000 [a]	5,000,000
Orange County Industrial Development Authority,
Revenue, Refunding (Lake Highland Preparatory
School, Inc. Project) (LOC; Bank of America)	3.00	3/7/08	17,000,000 [a]	17,000,000
Palm Beach County, Revenue, Refunding (Saint Andrew’s
School of Boca Raton, Inc. Project) (LOC; Bank of America)	3.00	3/7/08	10,000,000 [a]	10,000,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Palm Beach County Health Facilities Authority,
Health Facilities Revenue (Bethesda Healthcare
System, Inc. Project) (LOC; SunTrust Bank)	3.70	3/1/08	7,000,000 [a]	7,000,000
Polk County School District, Sales Tax Revenue (Insured; FSA)	4.00	10/1/08	7,815,000	7,846,098
UCF Health Facilities Corporation, Capital Improvement
Revenue (UCF Health Sciences Campus at
Lake Nona Project) (LOC; Fifth Third Bank)	3.20	3/7/08	10,000,000 [a]	10,000,000
Georgia—8.2%
Atlanta, Tax Allocation Revenue
(Westside Project) (LOC; Wachovia Bank)	3.35	3/7/08	25,770,000 [a]	25,770,000
Atlanta, Water and Wastewater Revenue (Insured;
FSA and Liquidity Facility; Dexia Credit Locale)	3.25	3/1/08	4,300,000 [a]	4,300,000
Atlanta, Water and Wastewater Revenue, CP
(LOC: Bank of America, Dexia Credit Locale,
JPMorgan Chase Bank and Lloyds TSB Bank PLC)	3.35	7/29/08	9,111,000	9,111,000
Clayton County Housing Authority, MFHR, Refunding
(Chateau Forest Apartments Project) (Insured;
FSA and Liquidity Facility; Societe Generale)	3.04	3/7/08	6,530,000 [a]	6,530,000
De Kalb County Housing Authority, MFHR, Refunding
(Wood Terrace Apartment Project) (LOC; Wachovia Bank)	3.27	3/7/08	15,935,000 [a]	15,935,000
Fayette County Hospital Authority, RAC (Fayette
Community Hospital Project) (LOC; SunTrust Bank)	3.25	3/7/08	21,000,000 [a]	21,000,000
Fulton County Development Authority, Revenue
(Piedmont Healthcare, Inc. Project) (LOC; SunTrust Bank)	3.25	3/7/08	9,000,000 [a]	9,000,000
Fulton County Development Authority, Revenue
(Saint George Village Catholic Continuing Care
Retirement Communities, Inc. Project) (LOC; Bank of America)	3.00	3/7/08	13,075,000 [a]	13,075,000
Gainesville and Hall County Hospital Authority, RAC (Northeast
Georgia Health System, Inc. Project) (Insured; MBIA
and Liquidity Facility; Landesbank Baden-Wurttemberg)	3.55	3/7/08	12,000,000 [a]	12,000,000
Illinois—10.7%
Chicago, GO (Insured; MBIA and Liquidity Facility; Citigroup)	3.49	3/7/08	9,995,000 [a,c]	9,995,000
Chicago, Second Lien Water Revenue (LOC; JPMorgan Chase Bank)	3.15	3/7/08	34,455,000 [a]	34,455,000
Chicago Board of Education, GO (Insured;
FSA and Liquidity Facility; DEPFA Bank PLC)	3.45	3/1/08	1,200,000 [a]	1,200,000
Illinois Educational Facilities Authority, Revenue
(Benedictine University Project) (LOC; National City Bank)	3.12	3/7/08	11,700,000 [a]	11,700,000
Illinois Finance Authority, Revenue (Resurrection
Health Care) (LOC; JPMorgan Chase Bank)	4.01	3/1/08	15,270,000 [a]	15,270,000
Illinois Health Facilities Authority, Revenue (Ingalls
Memorial Hospital) (LOC; Northern Trust Co.)	2.70	3/7/08	13,300,000 [a]	13,300,000
Illinois Health Facilities Authority, Revenue (The University
of Chicago Hospitals and Health System)
(Insured; MBIA and Liquidity Facility; Bank One)	5.90	3/1/08	20,930,000 [a]	20,930,000

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Toll Highway Authority, Toll Highway Revenue,
Refunding (Insured; FSA and Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	3.05	3/7/08	9,000,000 [a]	9,000,000
Kane County Forest Preserve District, GO Notes	4.50	12/15/08	2,490,000	2,512,013
Regional Transportation Authority, GO, Refunding
(Liquidity Facility; DEPFA Bank PLC)	2.90	3/7/08	26,440,000 [a]	26,440,000
Will County, Revenue (University of Saint
Francis Project) (LOC; Fifth Third Bank)	3.20	3/7/08	6,000,000 [a]	6,000,000
Indiana—2.0%
Indiana Health and Educational Facility Financing
Authority, HR (Community Hospital of LaGrange
County, Inc. Project) (LOC; National City Bank)	3.12	3/7/08	12,465,000 [a]	12,465,000
Indianapolis, MFHR, Refunding (Lakeside
Pointe and Fox Club) (LOC; FNMA)	3.60	3/7/08	15,000,000 [a]	15,000,000
Kentucky—4.3%
Danville, Multi-City LR, CP (LOC; Fifth Third Bank)	1.00	7/8/08	49,000,000	49,000,000
Public Energy Authority of Kentucky, Inc., Gas Supply
Revenue (Liquidity Facility; Societe Generale)	3.66	3/1/08	10,660,000 [a]	10,660,000
Louisiana—.4%
Louisiana Offshore Terminal Authority, Deepwater Port
Revenue, Refunding (LOOP Inc. LLC Project) (LOC; Bank One)	3.25	3/1/08	5,235,000 [a]	5,235,000
Maryland—2.3%
Maryland Health and Higher Educational Facilities
Authority, Revenue (University of Maryland
Medical System Issue) (LOC; Bank of America)	3.00	3/7/08	31,670,000 [a]	31,670,000
Massachusetts—1.3%
Massachusetts, Consolidated Loan (LOC; Bank of America)	4.02	3/1/08	7,100,000 [a]	7,100,000
Massachusetts, GO (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Landesbank Baden-Wurttemberg)	3.55	3/1/08	11,600,000 [a]	11,600,000
Michigan—4.7%
Detroit, Sewage Disposal System Second Lien Revenue,
(Insured; FGIC and Liquidity Facility; DEPFA Bank PLC)	3.74	7/10/08	20,500,000	20,530,669
Hancock Hospital Finance Authority, Revenue
(Portage Health, Inc.) (LOC; National City Bank)	3.12	3/7/08	26,830,000 [a]	26,830,000
Michigan Building Authority, Multi-Modal Revenue
(Facilities Program) (LOC; JPMorgan Chase Bank)	3.40	3/7/08	18,500,000 [a]	18,500,000
Minnesota—3.7%
Minneapolis, Health Care Revenue, Refunding
(Fairview Health Services) (Insured; AMBAC
and Liquidity Facility; Royal Bank of Canada)	9.00	3/7/08	19,900,000 [a]	19,900,000
Saint Louis Park, Health Care Facilities Revenue
(Park Nicollet Health Services) (Insured;
AMBAC and Liquidity Facility; Wells Fargo Bank)	9.00	3/7/08	11,800,000 [a]	11,800,000

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Saint Louis Park, Health Care Facilities Revenue, Refunding
(Park Nicollet Health Services) (Insured; AMBAC
and Liquidity Facility; Wells Fargo Bank)	9.00	3/7/08	20,000,000 [a]	20,000,000
Mississippi—2.5%
Jackson County, PCR, Refunding (Chevron U.S.A. Inc. Project)	3.25	3/1/08	5,400,000 [a]	5,400,000
Jackson County, Port Facility Revenue,
Refunding (Chevron U.S.A. Inc. Project)	3.65	3/1/08	3,000,000 [a]	3,000,000
Mississippi Business Finance Corporation, Gulf
Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	3.25	3/7/08	7,000,000 [a]	7,000,000
Mississippi Business Finance Corporation, Health Care Facilities
Revenue (Rush Medical Foundation Project) (LOC; Regions Bank)	3.20	3/7/08	19,400,000 [a]	19,400,000
Missouri—.3%
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (SSM Health Care)
(Insured; FSA and Liquidity Facility; UBS AG)	3.25	3/1/08	4,160,000 [a]	4,160,000
Nebraska—1.2%
Lancaster County Hospital Authority Number 1,
Health Facilities Revenue (Immanuel Health
Systems-Williamsburg Project) (LOC; ABN-AMRO)	3.50	3/1/08	16,145,000 [a]	16,145,000
Nevada—.2%
Clark County, Sales and Excise Tax Revenue, CP
(LOC: California State Teachers Retirement
System and State Street Bank and Trust Co.)	2.30	5/8/08	2,500,000	2,500,000
New Jersey—1.1%
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; AMBAC and Liquidity Facility; Citibank NA)	4.38	3/7/08	15,535,000 [a,c]	15,535,000
New Mexico—.5%
Farmington, PCR, Refunding (Arizona Public Service
Company Four Corners Project) (LOC; Barclays Bank PLC)	3.25	3/1/08	6,700,000 [a]	6,700,000
New York—7.0%
Metropolitan Transportation Authority,
Dedicated Tax Fund Bonds (Insured; FSA and
Liquidity Facility; Dexia Credit Locale)	3.10	3/7/08	32,200,000 [a]	32,200,000
Metropolitan Transportation Authority,
Transportation Revenue (LOC; BNP Paribas)	3.95	3/1/08	4,400,000 [a]	4,400,000
New York City (LOC; Bayerische Landesbank)	3.05	3/1/08	5,900,000 [a]	5,900,000
New York City (LOC; JPMorgan Chase Bank)	3.75	3/1/08	2,100,000 [a]	2,100,000
New York City (LOC; KBC Bank)	3.10	3/1/08	8,130,000 [a]	8,130,000
New York City Transitional Finance Authority, Future Tax
Secured Revenue (Liquidity Facility; Bayerische Landesbank)	4.00	3/1/08	25,000,000 [a]	25,000,000
Triborough Bridge and Tunnel Authority,
General Revenue, Refunding (Liquidity Facility;
Landesbank Baden-Wurttemberg)	2.85	3/7/08	19,900,000 [a]	19,900,000

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Carolina—1.4%
New Hanover County, HR, Refunding (New Hanover Regional
Medical Center) (Insured; FSA and Liquidity Facility; Wachovia Bank)	3.05	3/7/08	19,100,000 [a]	19,100,000
Ohio—4.0%
Cleveland-Cuyahoga County Port Authority,
Cultural Facility Revenue (Cleveland Museum
of Art Project) (Liquidity Facility; JPMorgan Chase Bank)	3.06	3/7/08	20,000,000 [a]	20,000,000
Cuyahoga County, Hospital Improvement Revenue, Refunding
(The Metrohealth System Project) (LOC; National City Bank)	3.16	3/7/08	18,400,000[a]	18,400,000
Delaware County, Health Care Facilities Revenue (Willow Brook
Christian Communities Project) (LOC; Fifth Third Bank)	3.20	3/7/08	7,250,000 [a]	7,250,000
Warren County, Health Care Facilities Improvement
Revenue (Otterbein Homes Project) (LOC; U.S. Bank NA)	3.35	3/7/08	10,000,000 [a]	10,000,000
Pennsylvania—3.5%
Delaware County Industrial Development Authority, PCR
(PECO Energy Company Project) (LOC; Wachovia Bank)	4.00	3/1/08	3,050,000 [a]	3,050,000
Delaware County Industrial Development Authority,
PCR, Refunding (BP Exploration and Oil Inc. Project)	3.45	3/1/08	2,300,000 [a]	2,300,000
Lancaster County, GO Notes (Insured; FSA
and Liquidity Facility; Royal Bank of Canada)	3.24	3/7/08	22,615,000 [a]	22,615,000
Northampton County General Purpose
Authority, Revenue (Lafayette College)	3.35	12/1/08	6,430,000	6,430,000
Westmoreland County Industrial Development Authority, Health
System Revenue (Excela Health Project) (LOC; Wachovia Bank)	3.04	3/7/08	14,140,000 [a]	14,140,000
South Carolina—1.4%
Greenville County School District, GO Notes	4.00	6/2/08	20,000,000	20,030,755
Tennessee—5.3%
Chattanooga Health Educational and Housing Facility Board,
HR, Refunding (Siskin Hospital for Physical
Rehabilitation, Inc. Project) (LOC; Bank of America)	3.65	3/1/08	4,800,000 [a]	4,800,000
Clarksville Public Building Authority, Financing Revenue
(City of Murfreesboro Loan) (LOC; SunTrust Bank)	3.25	3/7/08	6,000,000 [a]	6,000,000
Clarksville Public Building Authority, Pooled Financing Revenue
(Tennessee Municipal Bond Fund) (LOC; Bank of America)	3.65	3/1/08	15,000,000 [a]	15,000,000
Shelby County, GO Notes, Refunding
(Liquidity Facility; Dexia Credit Locale)	3.16	3/7/08	48,800,000 [a]	48,800,000
Texas—8.0%
Brownsville, Utilities System Improvement Revenue,
Refunding (Insured; AMBAC and Liquidity Facility; Citigroup)	3.72	3/7/08	17,250,000 [a,c]	17,250,000
Lower Colorado River Authority, Improvement Revenue,
Refunding (Insured; MBIA and Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	3.21	3/7/08	18,645,000 [a]	18,645,000
Southwest Higher Education Authority, Inc., Higher Education
Revenue (Southern Methodist University Project)
(LOC; Landesbank Hessen-Thuringen Girozentrale)	3.50	3/1/08	5,765,000 [a]	5,765,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Texas Department of Transportation, State Highway Fund Revenue, CP	3.02	3/5/08	20,000,000	20,000,000
Texas Turnpike Authority, Central Texas Turnpike
System, First Tier Revenue (Insured; AMBAC
and Liquidity Facility; Bayerische Landesbank)	6.25	3/7/08	15,840,000 [a,c]	15,840,000
Travis County Health Facilities Development Corporation, Retirement
Facilities Revenue (Longhorn Village Project) (LOC; Bank of Scotland)	3.35	3/7/08	34,600,000 [a]	34,600,000
Utah—.8%
Wasatch County School District Board of Education,
GO School Building Bonds (Putters Program) (Liquidity Facility;
JPMorgan Chase Bank and LOC; Utah School Guaranty Program)	3.41	3/7/08	10,995,000 [a,c]	10,995,000
Vermont—1.1%
Vermont Educational and Health Buildings Financing Agency,
HR (Mount Ascutney Hospital Project) (LOC; TD Banknorth)	3.50	3/1/08	3,100,000 [a]	3,100,000
Vermont Housing Finance Agency, Student Housing Facilities
Revenue (West Block University of Vermont
Apartments Project) (LOC; Bank of Nova Scotia)	3.19	3/7/08	12,075,000 [a]	12,075,000
Washington—2.3%
Seattle Housing Authority, Low Income Housing Assistance
Revenue (Foss Home Project) (LOC; Wells Fargo Bank)	3.04	3/7/08	3,805,000 [a]	3,805,000
Washington Housing Finance Commission, Nonprofit
Revenue (Seattle Art Museum Project) (LOC; Allied Irish Banks)	3.15	3/1/08	7,300,000 [a]	7,300,000
Washington Public Power Supply System, Electric Revenue,
Refunding (Project Number 1 and 3) (LOC; Bank of America)	2.98	3/7/08	20,680,000 [a]	20,680,000
Wyoming—2.5%
Uinta County, PCR, Refunding (Chevron U.S.A. Inc. Project)	3.25	3/1/08	34,545,000 [a]	34,545,000

Total Investments (cost $1,379,091,964)			98.6%	1,379,091,964
Cash and Receivables (Net)			1.4%	20,135,163
Net Assets			100.0%	1,399,227,127

[a] Securities payable on demand.Variable interest rate—subject to periodic change.
[b] This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $93,900,000 or 6.7% of net assets.

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance Company	CIC	Continental Insurance Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors
Assurance Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

F1+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	92.4
AAA,AA,A [d]		Aaa,Aa,A [d]		AAA,AA,A [d]	7.6
					100.0

†	Based on total investments.
[d]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Assets ($):
Investments in securities—See Statement of Investments+	1,171,529,966	1,379,091,964
Cash	—	15,605,056
Interest receivable	4,427,849	4,734,879
Prepaid expenses	22,695	25,550
	1,175,980,510	1,399,457,449

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	155,934	41,165
Due to Administrator—Note 4(a)	115,235	147,511
Cash overdraft due to Custodian	6,291,546	—
Accrued expenses	41,131	41,646
	6,603,846	230,322

Net Assets ($)	1,169,376,664	1,399,227,127

Composition of Net Assets ($):
Paid-in capital	1,169,361,811	1,399,207,394
Accumulated net realized gain (loss) on investments	14,853	19,733

Net Assets ($)	1,169,376,664	1,399,227,127

Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,168,029,434	1,399,226,033
Shares Outstanding	1,168,014,600	1,399,207,214
Net Asset Value Per Share ($)	1.00	1.00

Investor Shares
Net Assets ($)	1,347,230	1,094
Shares Outstanding	1,347,211	1,094
Net Asset Value Per Share ($)	1.00	1.00

† Investments at cost ($)	1,171,529,966	1,379,091,964

See notes to financial statements.

The Funds 17

STATEMENT OF OPERATIONS
February 29, 2008 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund

Investment Income ($):
Interest Income	23,706,668	19,430,148
Expenses:
Investment advisory fee—Note 4(a)	727,368	905,265
Administration fee—Note 4(a)	618,307	769,555
Custodian fees—Note 4(b)	29,091	46,249
Registration fees	22,824	32,448
Professional fees	20,442	12,765
Trustees’ fees and expenses—Note 4(c)	14,878	16,693
Shareholder servicing costs—Note 4(b)	1,804	133
Prospectus and shareholders’ reports	1,059	742
Miscellaneous	10,651	15,819
Total Expenses	1,446,424	1,799,669
Less-expense reduction in fees
due to earnings credits—Note 2(b)	(10,648)	(160,692)
Net Expenses	1,435,776	1,638,977
Investment Income —Net	22,270,892	17,791,171

Net realized Gain (Loss) on Investments—Note 2(b) ($)	15,900	13,740
Net Increase in Net Assets Resulting from Operations	22,286,792	17,804,911

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	22,270,892	40,669,866	17,791,171	31,063,584
Net realized gain (loss) from investments	15,900	—	13,740	10,881
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,286,792	40,669,886	17,804,911	31,074,465

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(22,241,985)	(40,620,276)	(17,791,156)	(31,060,143)
Investor Shares	(28,907)	(49,610)	(15)	(3,441)
Total Dividends	(22,270,892)	(40,669,886)	(17,791,171)	(31,063,584)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	1,069,971,130	1,629,857,060	1,444,019,333	2,013,809,020
Investor Shares	170,719	768,283	—	802,269
Dividends reinvested:
Class M Shares	17	5	—	3
Investor Shares	28,906	49,602	15	2,907
Cost of shares redeemed:
Class M Shares	(745,199,587)	(1,541,341,988)	(985,064,155)	(1,808,087,468)
Investor Shares	(206,430)	(353,581)	—	(805,143)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	324,764,755	88,979,381	458,955,193	205,721,588
Total Increase (Decrease) In Net Assets	324,780,655	88,979,381	458,968,933	205,732,469

Net Assets ($):
Beginning of Period	844,596,009	755,616,628	940,258,194	734,525,725
End of Period	1,169,376,664	844,596,009	1,399,227,127	940,258,194

See notes to financial statements.

The Funds 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Money Market Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.023	.050	.043	.023	.008	.002
Distributions:
Dividends from investment income—net	(.023)	(.050)	(.043)	(.023)	(.008)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.67[b]	5.16	4.35	2.30	.82	.76[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[b]	.30	.31	.31	.33	.36[b]
Ratio of net expenses to average net assets	.30[b,c]	.30[c]	.31	.31	.33	.36[b]
Ratio of net investment income
to average net assets	4.59[b]	5.04	4.29	2.36	.82	.78[b]

Net Assets, end of period ($ x 1,000)	1,168,029	843,242	754,727	678,569	471,723	388,979

[a]	From June 2, 2003 (commencement of operations) to August 31, 2003.
[b]	Annualized.
[c]	The difference for the period represents less than .01%.
See notes to financial statements.

20

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Money Market Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.022	.048	.040	.020	.006	.001
Distributions:
Dividends from investment income—net	(.022)	(.048)	(.040)	(.020)	(.006)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.41[b]	4.89	4.09	2.05	.57	.52[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[b]	.55	.56	.57	.64	.62[b]
Ratio of net expenses to average net assets	.55[b,c]	.55[c]	.56	.57	.64	.62[b]
Ratio of net investment income
to average net assets	4.39[b]	4.80	4.09	2.20	.79	.48[b]

Net Assets, end of period ($ x 1,000)	1,347	1,354	890	640	213	11

[a]	From June 2, 2003 (commencement of operations) to August 31, 2003.
[b]	Annualized.
[c]	The difference for the period represents less than .01%.
See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon National Municipal Money Market Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.015	.033	.028	.017	.007	.002
Distributions:
Dividends from investment income—net	(.015)	(.033)	(.028)	(.017)	(.007)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	3.03[b]	3.40	2.88	1.68	.70	.64[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30[b]	.30	.32	.32	.33	.35[b]
Ratio of net expenses to average net assets	.27[b]	.30[c]	.31	.32[c]	.33	.35[b]
Ratio of net investment income
to average net assets	2.95[b]	3.35	2.86	1.68	.71	.62[b]

Net Assets, end of period ($ x 1,000)	1,399,226	940,257	734,525	613,375	488,926	265,068

[a]	From June 2, 2003 (commencement of operations) to August 31, 2003.
[b]	Annualized.
[c]	The difference for the period represents less than .01%.
See notes to financial statements.

22

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon National Municipal Money Market Fund	(Unaudited)	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.014	.031	.026	.014	.005	.001
Distributions:
Dividends from investment income—net	(.014)	(.031)	(.026)	(.014)	(.005)	(.001)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.77[b]	3.15	2.62	1.43	.45	.36[b]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[b]	.56	.57	.58	.60	.57[b]
Ratio of net expenses to average net assets	.52[b]	.55	.57	.57	.60	.57[b]
Ratio of net investment income
to average net assets	2.71[b]	3.16	2.60	1.38	.58	.48[b]

Net Assets, end of period ($ x 1,000)	1	1	1	1	1	1

[a]	From June 2, 2003 (commencement of operations) to August 31, 2003.
[b]	Annualized.
See notes to financial statements.

The Funds 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). Effective March 31, 2008, the Trust changed its name from “Mellon Funds Trust” to “BNY Mellon Funds Trust” and each fund added “BNY” to the beginning of its name. BNY Mellon Money Market Fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Mellon Fund Advisers, a division of the Dreyfus Corporation (the “Manager” or “Dreyfus) serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus and Mellon Bank are wholly-owned subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized gains or losses on investments are allocated to each Class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Trust’s Board to represent the fair value of the fund’s investments.

It is the funds’ policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal

24

years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income:Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credit when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Repurchase agreements: The funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital losses carryovers of that fund, if any, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of the BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

During the current year, the fund adopted FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions

The Funds 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are more-likely-than-not of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

BNY Mellon Money Market Fund has an unused capital loss carryover of $1,047 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2007. If not applied, $540 of the carryover expires in fiscal 2012, $56 expires in fiscal 2013 and $451 expires in fiscal 2014.

The tax characters of distributions paid to shareholders during the fiscal year ended August 31, 2007 were all ordinary income for the BNY Mellon Money Market Fund and all tax exempt income for the BNY Mellon National Municipal Money Market Fund.The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 29, 2008, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3—Bank Line of Credit

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of the BNY Mellon Money Market Fund and .15% of the BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement with Mellon Bank, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
In excess of $6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 29, 2008, pursuant to the Shareholder Services Plan.

26

Table 1.

BNY Mellon Money Market Fund	$1,647
BNY Mellon National Municipal
Money Market Fund	$ 1

The funds compensate The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 2 summarizes the amounts the funds were charged during the period ended February 29, 2008, pursuant to the cash management agreements.

Table 2.

BNY Mellon Money Market Fund	$7
BNY Mellon National Municipal
Money Market Fund	$3

The funds compensate Mellon Bank, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. Table 3 summarizes the amounts the funds were charged during the period ended February 29, 2008 pursuant to the cash management agreement.

Table 3.

BNY Mellon Money Market Fund	$23
BNY Mellon National Municipal
Money Market Fund	$11

During the period ended February 29, 2008 each fund was charged $2,411 for services performed by the Chief Compliance Officer.

The funds compensate Mellon Bank, under a Custody Agreement for providing custodial services for the funds. Table 4 summarizes the amounts the funds were charged during the period ended February 29, 2008 pursuant to the custody agreement.

Table 4.

BNY Mellon Money Market Fund	$29,091
BNY Mellon National Municipal
Money Market Fund	$46,249

Table 5 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000.

Table 5.

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)

BNY Mellon Money Market Fund	134,907	264	16,344	4,419
BNY Mellon National Municipal Money Market Fund	36,746	—	—	4,419

The Funds 27

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	MBSC Securities Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258
BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012
Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

MFTSA0208-MM

©2008 MBSC Securities Corporation

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Bond Fund	3
BNY Mellon
Intermediate Bond Fund	5
BNY Mellon Short-Term U.S.
Government Securities Fund	7
Understanding Your Fund’s Expenses	9
Comparing Your Fund’s Expenses
With Those of Other Funds	9
Statements of Investments	10
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	32

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the BNY Mellon Funds Trust, covering the six-month period from September 1, 2007, through February 29, 2008.

The past six months proved to be one of the more challenging periods for fixed-income investors in recent memory.The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the U.S. sub-prime mortgage sector spread to other areas of the global financial markets.These developments dampened investor sentiment and produced heightened volatility in many segments of the U.S. bond market. U.S.Treasuries rallied strongly in the continuing “flight to quality,” but some of the higher-yielding market sectors posted sharp price declines.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy, boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your portfolio manager today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how each fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Bond Fund achieved total returns of 5.94% for Class M shares and 5.82% for Investor shares.1 In comparison, the Lehman Brothers U.S. Aggregate Index (the “Index”), the fund’s benchmark, achieved a total return of 5.67% for the same period.2

Although higher yielding sectors of the U.S. bond market were hurt by an intensifying credit crisis during the reporting period, U.S.Treasury securities generally gained value in the resulting “flight to quality,” supporting the Index’s performance compared to other asset classes. The fund produced higher returns than its benchmark, which we attribute to a generally neutral sector allocation strategy, a focus on higher-quality securities and an emphasis on bonds with maturities in the five- to seven-year range.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

High-Quality Bonds Fared Relatively Well in the
Downturn

The reporting period began amid a credit crisis originating in the sub-prime mortgage market, where an unexpectedly high number of homeowners defaulted on their loans. This development sent shockwaves throughout the financial markets as investors reassessed their attitudes toward risk and began to turn away from all but the highest-quality bonds. The effects of deteriorating investor sentiment were exacerbated by selling pressure from highly leveraged hedge funds and other institutional investors, which were forced to raise cash for redemption requests and margin calls. Market liquidity became increasingly difficult as major banks and bond dealers struggled with massive write-offs.As a result, a broad range of fixed-income markets — from mortgage-backed securities to municipal bonds — suffered sharp price declines.

The riskier segments of the bond market also were adversely affected by a U.S. economic slowdown, as declining housing prices, soaring food and energy costs and a softer job market put pressure on consumer spending. Liquidity injections and aggressive reductions of short-term interest rates by the Federal Reserve Board, as well as a fiscal stimulus package from Congress, have so far helped prevent a market collapse, but have not yet forestalled further economic deterioration.

U.S. government securities proved to be one of the brighter spots in the financial markets during the reporting period. As investors grew more risk averse, they flocked to U.S.Treasury securities and, to a lesser extent, U.S. government agency securities. Prices of these relatively “safe havens”climbed along with investor demand.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Adding Value Through Interest Rate Strategies

In this challenging environment, we adopted a sector allocation strategy that was roughly in line with that of the benchmark, which enabled the fund to participate fully in the relative strength of U.S. Treasury securities. We also focused on higher-quality securities, including investment-grade corporate bonds and highly rated mortgage-backed “pass-through” securities that held up relatively well during the economic downturn.The fund held none of the troubled sub-prime or “Alt-A” mortgage-backed securities that were at the epicenter of the credit crisis.

We added a significant amount of value through our interest rate strategies. Because we expected yield differences to narrow as longer-term yields declined more than short-term interest rates, we moved toward a more “bulleted” focus on securities in the five- to seven-year maturity range, which ranked among the main beneficiaries of the U.S.Treasuries rally. On average, we maintained the fund’s average duration in a range we considered in line with to slightly shorter than that of the benchmark. However, we achieved this position through relatively short durations among corporate bonds and slightly long durations among U.S. Treasury securities. This strategy boosted the fund’s exposure to the stronger-performing segments of each market.

Maintaining Caution in a Volatile Market

As of the reporting period’s end, the U.S. economy has continued to deteriorate and the credit crisis has intensi-fied.Therefore, we have maintained a defensive investment posture, including a generally neutral sector allocation strategy, a focus on higher-quality securities and broad diversification among individual issuers. While we have begun to find value-oriented opportunities in higher yielding areas of the bond market, we have held off on taking advantage of them until we see more convincing evidence that the worst of the downturn is behind us. In our judgment, these are prudent strategies in today’s unsettled market environment.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate
Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Intermediate Bond Fund achieved total returns of 6.57% for Class M shares and 6.41% for Investor shares.1 In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the “Index”), the fund’s benchmark, produced a total return of 6.74% for the same period.2

Although higher yielding sectors of the U.S. bond market were hurt by a credit crisis during the reporting period, U.S.Treasury securities generally gained value in a “flight to quality,”supporting the Index’s performance. The fund produced slightly lower returns than its benchmark, which we attribute to an average duration that was modestly shorter than industry averages.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income).To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds.The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk.We generally choose bonds based on yield, credit quality, the level of interest rates and inflation,general economic and financial trends and our outlook for the securities markets.Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

High-Quality Bonds Fared Relatively Well in the
Downturn

The reporting period began amid a credit crisis originating in the sub-prime mortgage market, which sent shock waves throughout the financial markets as investors reassessed their attitudes toward risk and began to turn away from all but the highest-quality bonds.The effects of deteriorating investor sentiment were exacerbated by selling pressure from highly leveraged hedge funds and other institutional investors. Market liquidity became increasingly difficult as major banks and bond dealers struggled with massive write-offs. As a result, a broad range of fixed-income markets suffered sharp price declines.

The riskier segments of the bond market also were undermined by a U.S. economic slowdown as declining housing prices, soaring energy costs and a softer job market put pressure on consumer spending. Liquidity injections and aggressive reductions of short-term interest rates by the Federal Reserve Board, as well as a fiscal stimulus package from Congress, have so far helped prevent a market collapse, but have not yet forestalled further economic deterioration.

U.S. government securities proved to be one of the brighter spots in the financial markets during the reporting period. As investors grew more risk averse, they flocked to U.S.Treasury securities and, to a lesser extent, U.S. government agency securities. Prices of these relatively “safe havens”climbed along with investor demand.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Adding Value Through Interest Rate Strategies

In this challenging environment, we adopted a sector allocation strategy that was roughly in line with that of the benchmark, which enabled the fund to participate fully in the relative strength of U.S. Treasury securities. We also focused on higher-quality securities, including investment-grade corporate bonds and highly rated mortgage-backed “pass-through” securities that held up relatively well during the economic downturn.The fund held none of the troubled sub-prime or “Alt-A” mortgage-backed securities that were at the epicenter of the credit crisis.

However, we maintained an average duration that was slightly shorter than that of the benchmark, which prevented the fund from participating more fully in the rally toward the longer end of the intermediate maturity range.We achieved this position through relatively short durations among corporate bonds and slightly longer durations among U.S. Treasury securities, which helped offset a portion of duration-related weakness. In addition, because we expected yield differences to narrow as longer-term yields declined more than short-term interest rates, we moved toward a more “bulleted” focus on securities in the intermediate maturity range, which contributed positively to the fund’s relative performance.

Maintaining Caution in a Volatile Market

As of the reporting period’s end, the U.S. economy has continued to deteriorate and the credit crisis has inten-sified.Therefore, we have maintained a defensive investment posture, including a generally neutral sector allocation strategy, a focus on higher-quality securities and broad diversification among individual issuers.While we have begun to find value-oriented opportunities in higher yielding areas of the bond market, we have held off on taking advantage of them until we see more convincing evidence that the worst of the downturn is behind us. In our judgment, these are prudent strategies in today’s unsettled market environment.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,
Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2007, through February 29,
2008, as provided by Lawrence R. Dunn, CFA, Portfolio
Manager

Fund and Market Performance Overview

For the six-month period ended February 29, 2008, BNY Mellon Short-Term U.S. Government Securities Fund achieved total returns of 5.40% for Class M shares and 5.26% for Investor shares.1 In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 5.79% for the same period.2

While most asset classes suffered due to an intensifying credit crisis and slowing economic growth, U.S. government securities fared relatively well amid a “flight to quality” among investors. The fund’s returns slightly lagged its benchmark, primarily due to its relatively heavy emphasis on U.S. government agency securities.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capi-tal.To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Credit Concerns Intensified as the Economy
Slowed

Mounting credit and economic concerns led to heightened turmoil in most areas of the global fixed-income markets during the reporting period, when turmoil in the U.S. sub-prime mortgage market, faltering housing prices and soaring food and energy prices caused investors to reassess their previously tolerant attitudes toward risk.The Federal Reserve Board (the “Fed”) attempted to promote market liquidity and forestall further economic deterioration by reducing the federal funds rate from 5.25% to 4.75% at its September meeting, its first cut in the overnight rate in more than four years. Investors initially reacted positively to the move, but reports of heavy sub-prime related losses among commercial and investment banks derailed a potential market rebound. The Fed again cut the federal funds rate in October and December, each time by 25 basis points. Still, the fourth quarter of 2007 ended with an annualized economic growth rate of just 0.6%.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

The opening months of 2008 saw more downbeat economic news, including further erosion of housing prices, additional sub-prime related write-downs by banks and bond insurers, and the first monthly job losses in more than four years.The Fed responded aggressively to the disappointing economic data, reducing the federal funds rate by 125 basis points to 3% in two separate moves during the latter part of January.

U.S. Government Securities Benefited in a Flight
to Quality

Newly cautious investors punished most of the riskier asset classes that previously had done well in the economic expansion, including higher yielding sectors of the bond market. Selling pressure in these areas was exacerbated as hedge funds and other institutional investors were compelled to de-leverage their portfolios. Investors instead flocked to the relative “safe haven” of U.S. government securities, whose prices rose as demand increased.

Within the U.S. government securities market, U.S. Treasury securities fared better than U.S. government agency securities, and yield differences widened along the market’s maturity spectrum when shorter-term bond yields declined more than longer-term interest rates (i.e., a “steepening” of the Treasury yield curve). The fund benefited from the latter development, as widening yield differences were particularly supportive of securities with maturities in the two- to four-year range, where the fund’s yield curve strategy focused. However, an overweight position in U.S. government agency securities, including short-term, callable mortgage-backed securities, detracted from the fund’s relative performance.

Maintaining Caution in a Volatile Market

The U.S. economy continued to falter, and credit conditions worsened by the reporting period’s end.Therefore, we have generally maintained a defensive investment posture, including an effort to reduce the fund’s exposure to callable U.S. government agency securities that may be relatively sensitive to heightened market volatility.While we have begun to identify value-oriented opportunities among short-term mortgage-backed securities from U.S. government agencies, we have held off on taking advantage of them until we see more convincing evidence that the worst of the downturn is behind us.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER, INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 1-3 Year U.S.
Government Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Index return does not reflect the fees and expenses associated with operating a mutual fund.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from September 1, 2007 to February 29, 2008. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008
	Class M Shares	Investor Shares

BNY Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.82	$ 4.20
Ending value (after expenses)	$1,059.40	$1,058.20
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.82	$ 4.11
Ending value (after expenses)	$1,065.70	$1,064.10
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.81	$ 4.08
Ending value (after expenses)	$1,054.00	$1,052.60

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2008
	Class M Shares	Investor Shares

BNY Mellon Bond Fund
Expenses paid per $1,000 †	$ 2.77	$ 4.12
Ending value (after expenses)	$1,022.13	$1,020.79
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000 †	$ 2.77	$ 4.02
Ending value (after expenses)	$1,022.13	$1,020.89
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000 †	$ 2.77	$ 4.02
Ending value (after expenses)	$1,022.13	$1,020.89

† Expenses are equal to the BNY Mellon Bond Fund’s annualized expense ratio of .55% for Class M and .82% for Investor shares, BNY Mellon Intermediate Bond Fund ..55%
for Class M and .80% for Investor shares and BNY Mellon Short-Term U.S. Government Securities Fund .55% for Class M and .80% for Investor shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Funds 9

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—99.6%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./Auto Receivables—3.6%
Franklin Auto Trust, Ser. 2007-1, Cl. A4	5.03	2/16/15	5,865,000	6,034,994
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	2,365,000	2,391,155
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/15/13	3,715,000	3,847,504
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	1,470,000	1,519,575
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	6,180,000	6,371,867
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	4,700,000	4,858,466
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	3,600,000	3,719,180
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	7,200,000	7,393,789
				36,136,530
Asset-Backed Ctfs./Home Equity Loans—1.1%
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	4,780,000	4,659,492
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2007-CB19, Cl. A2	5.75	2/12/49	1,934,000 [a]	1,905,813
MP Environmental Funding, Ser. 2007-A, Cl. A1	4.98	7/15/16	4,724,236	4,615,381
				11,180,686
Asset-Backed Ctfs./Other—.5%
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	2,535,000	2,579,041
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	2,137,162	2,144,131
				4,723,172
Bank & Finance—9.7%
AEP Texas Central Transition Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/18	7,090,000	7,156,971
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	2,635,000 [b]	2,784,299
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	1,135,000 [b]	1,138,178
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,860,000 [b]	2,954,094
AXA Financial, Sr. Notes	7.75	8/1/10	5,000,000	5,479,545
Bank of America, Sub. Notes	5.49	3/15/19	10,600,000	10,410,164
BankAmerica Capital II, Bank Gtd. Secs., Ser. 2	8.00	12/15/26	6,775,000	7,034,381
Bear Stearns, Notes	4.50	10/28/10	2,000,000	1,973,644
Blackrock, Sr. Unsub. Notes	6.25	9/15/17	4,885,000	5,161,754
Caterpillar Financial Services, Sr. Unscd. Notes	5.05	12/1/10	4,540,000	4,761,120
CIT Group, Sr. Notes	5.40	3/7/13	4,100,000	3,752,546
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000	3,224,100
Countrywide Home Loan, Gtd. Notes, Ser. K	5.63	7/15/09	2,855,000	2,619,437
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	1,435,000 [c]	1,338,040
Diageo Finance, Gtd. Notes	5.50	4/1/13	3,805,000	4,004,158
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	3,980,000	3,727,206
HSBC Finance, Notes	5.00	6/30/15	2,410,000	2,329,373
HSBC Holdings, Sub. Notes	6.50	9/15/37	4,500,000	4,217,931
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	5,645,000	5,830,359
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	4,360,000	4,899,410
JP Morgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	1,800,000	1,892,376

10

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Bank & Finance (continued)
Morgan Stanley, Sub. Notes	4.75	4/1/14	7,210,000	6,958,407
PNC Funding, Bank Gtd. Notes	4.50	3/10/10	2,825,000	2,885,639
				96,533,132
Building & Construction—.4%
CRH America, Gtd. Notes	5.30	10/15/13	4,095,000	4,017,424
Commercial & Professional Services—.9%
Seminole Tribe of Florida, Notes	5.80	10/1/13	8,840,000 [b]	9,362,966
Commercial Mortgage Pass-Through Ctfs.—4.2%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	3,390,000	3,293,208
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2, Cl. A3	5.43	1/15/46	3,870,000 [a]	3,756,647
Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	4,610,000 [a]	4,514,748
Four Times Square Trust, Ser. 2006-4TS, Cl. A	5.40	12/13/28	13,000,000 [b]	11,622,242
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	4,225,000	4,117,162
Merrill Lynch/Countrywide Commercial
Mortgage, Ser. 2007-7, Cl. A2	5.69	6/12/50	5,598,000 [a]	5,510,011
Merrill Lynch/Countrywide Commericial
Mortgage Trust, Ser. 2007-6, Cl. A2	5.33	3/12/51	3,845,000	3,743,141
WaMu Mortgage Pass Through Certificates, Ser. 2003-S4, Cl. 4A1	4.00	2/25/32	940,230	893,594
WaMu Mortgage Pass Through Certificates, Ser. 2004-AR9, Cl. A6	4.14	8/25/34	4,510,000 [a]	4,554,444
				42,005,197
Foreign/Governmental—1.1%
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	3,920,000	4,764,411
United Mexican States, Notes	5.63	1/15/17	4,705,000 [c]	4,912,020
United Mexican States, Notes	6.63	3/3/15	1,480,000	1,643,540
				11,319,971
Health Care—.4%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	3,380,000	3,556,290
Industrials—1.6%
Devon Financing, Gtd. Notes	6.88	9/30/11	4,110,000	4,525,768
Emerson Electric, Sr. Unscd. Notes	5.00	12/15/14	3,500,000	3,618,608
Johnson Controls, Sr. Unscd. Notes	5.25	1/15/11	7,110,000	7,408,122
				15,552,498
Information Technology—1.9%
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	4,200,000	4,346,067
International Business Machines, Sr. Unscd. Debs.	7.00	10/30/25	2,000,000 [c]	2,221,524
Intuit, Sr. Unscd. Notes	5.40	3/15/12	4,735,000	4,878,897
Oracle, Sr. Unscd. Notes	5.00	1/15/11	5,210,000	5,400,577
Oracle, Sr. Unscd. Notes	5.25	1/15/16	1,790,000	1,822,798
				18,669,863

The Funds 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications—3.7%
AT&T, Sr. Unscd. Notes	6.50	9/1/37	5,105,000	5,181,799
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	4,180,000	4,322,337
Comcast, Gtd. Notes	5.90	3/15/16	6,400,000	6,438,464
News America Holdings, Gtd. Debs.	7.60	10/11/15	3,750,000	4,260,664
News America, Gtd. Notes	6.15	3/1/37	2,375,000	2,259,706
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	4,320,000	4,616,430
Sprint Capital, Gtd. Notes	6.90	5/1/19	4,750,000	3,497,344
Time Warner, Gtd. Debs.	6.50	11/15/36	2,115,000	1,978,208
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	4,545,000	4,570,770
				37,125,722
Real Estate Investment Trusts—1.0%
ERP Operating, Sr. Unscd. Notes	6.95	3/2/11	4,000,000	4,164,944
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	5,265,000	5,325,521
				9,490,465
Retailing—.8%
Wal-Mart Stores, Sr. Unscd. Notes	6.50	8/15/37	7,250,000	7,763,619
U.S. Government Agencies—7.7%
Federal Farm Credit Banks, Bonds	5.25	9/13/10	3,915,000	4,164,601
Federal Home Loan Banks, Bonds	5.20	9/10/10	9,580,000	9,701,618
Federal Home Loan Banks, Bonds	5.65	4/20/22	8,000,000	8,385,048
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	4,405,000	4,474,718
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	4,830,000	4,948,876
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	5,165,000	5,240,032
Federal Home Loan Mortgage Corp., Notes	5.50	3/22/22	4,440,000	4,610,234
Federal Home Loan Mortgage Corp., Notes	5.90	6/15/22	6,485,000	6,845,806
Federal National Mortgage Association, Notes	5.25	3/5/14	13,815,000	14,444,591
Federal National Mortgage Association, Notes	5.38	4/11/22	6,855,000	7,053,226
Federal National Mortgage Association, Notes	5.50	7/9/10	6,320,000	6,459,817
				76,328,567
U.S. Government Agencies/Mortgage-Backed—39.9%
Federal Home Loan Mortgage Corp:
4.50%, 3/1/21			15,390,002	15,384,743
5.00%, 1/1/21			1,521,577	1,542,724
5.08%, 10/1/35			5,231,692 [a]	5,332,478
5.50%, 3/1/35—12/1/37			35,533,112	35,770,838
5.76%, 4/1/37			9,569,927 [a]	9,833,218
5.94%, 5/1/37			8,116,745 [a]	8,333,071
6.00%, 5/1/37—12/1/37			27,674,306	28,284,275
7.00%, 4/1/32—8/1/36			3,614,282	3,807,231
Ser. 1660, Cl. H, 6.50%, 1/15/09			295,090	294,737

12

BNY Mellon Bond Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
4.00%, 3/1/35	6,005,051 [a]	6,147,075
4.50%, 1/1/36	8,502,812	8,149,154
4.57%, 3/1/35	3,683,152 [a]	3,740,515
4.93%, 9/1/35	6,167,819 [a]	6,270,134
5.00%, 3/1/21	4,877,556	4,948,017
5.01%, 10/1/35	6,012,023 [a]	6,134,593
5.50%, 7/1/35—3/1/38	71,072,680 [d]	71,566,849
5.70%, 4/1/37	9,965,304 [a]	10,240,558
5.73%, 5/1/37	8,543,441 [a]	8,774,630
5.97%, 5/1/37	8,873,374 [a]	9,222,764
6.00%, 4/1/33—10/1/37	31,652,662	32,400,014
6.03%, 8/1/37	9,682,655 [a]	9,883,591
6.50%, 4/1/17—12/1/37	41,712,429	43,263,618
7.00%, 4/1/32—6/1/32	1,760,966	1,877,236
7.50%, 7/1/32	592,147	638,439
8.00%, 5/1/08	12	12
Government National Mortgage Association I:
5.00%, 11/15/34—3/15/36	28,286,899	28,367,324
5.50%, 2/15/36	7,205,758	7,372,618
6.00%, 10/15/08—7/15/34	11,529,994	11,956,994
7.00%, 5/15/23—11/15/23	630,069	677,813
9.00%, 12/15/09	246,277	248,075
7.00%, 12/15/23	323,899	348,443
Government National Mortgage Association II;
5.00%, 1/20/37	16,251,540	16,213,790
		397,025,571
U.S. Government Securities—20.9%
U.S. Treasury Bonds:
4.50%, 2/15/36	13,805,000 [c]	13,985,114
6.25%, 8/15/23	7,620,000 [c]	9,369,628
U.S. Treasury Inflation Protected Securities:
Bonds, 2.38%, 1/15/27	9,504,053 [c,e]	10,481,193
Notes, 2.38%, 1/15/17	9,524,883 [c,e]	10,631,408
U.S. Treasury Notes:
3.50%, 2/15/18	3,000,000 [c]	2,993,439
4.00%, 11/15/12	34,420,000 [c]	36,797,148
4.00%, 2/15/14	25,800,000 [c]	27,565,700
4.50%, 5/15/17	22,615,000 [c]	24,369,449
4.63%, 3/31/08	9,690,000 [c]	9,711,958
4.63%, 8/31/11	11,250,000 [c]	12,223,834
4.63%, 2/29/12	39,255,000 [c]	42,861,592
4.63%, 11/15/16	955,000 [c]	1,041,398
4.75%, 8/15/17	5,540,000 [c]	6,074,959
		208,106,820

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Utilities—.2%
Southern California Edison,
First Mortgage Bonds, Ser. 04-F	4.65	4/1/15	2,200,000	2,180,981
Total Bonds and Notes
(cost $964,695,253)				991,079,474

Other Investment—.6%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,397,000)			6,397,000 [f]	6,397,000

Investment of Cash Collateral for Securities Loaned—20.6%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $205,108,565)			205,108,565 [f]	205,108,565

Total Investments (cost $1,176,200,818)			120.8%	1,202,585,039
Liabilities, Less Cash and Receivables			(20.8%)	(206,873,692)
Net Assets			100.0%	995,711,347

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $27,861,779 or 2.8% of net assets.
[c] All or a portion of these securities are on loan. At February 29, 2008, the total market value of the fund’s securities on loan is $212,649,636 and the total market value of the collateral held by the fund is $215,378,919, consisting of cash collateral of $205,108,565, U.S. Government and Agency securities valued at $840,604, and Letters of Credit valued at $9,429,750.
[d] Purchased on a delayed delivery basis.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	68.5	Asset/Mortgage-Backed	9.4
Money Market Investments	21.2	Foreign/Governmental	1.1
Corporate Bonds	20.6		120.8

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Intermediate Bond Fund

	Coupon	Maturity	Principal
Bonds and Notes—98.0%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./Auto Receivables—3.6%
Harley-Davidson Motorcycle Trust, Ser. 2005-3, Cl. A2	4.41	6/15/12	2,350,000	2,375,989
Harley-Davidson Motorcycle Trust, Ser. 2007-1, Cl. A4	5.21	6/17/13	2,020,000	2,092,048
Honda Auto Receivables Owner Trust, Ser. 2004-3, Cl. A4	3.28	2/18/10	3,548,618	3,549,972
Honda Auto Receivables Owner Trust, Ser. 2007-1, Cl. A4	5.09	7/18/13	2,395,000	2,475,770
Honda Auto Receivables Owner Trust, Ser. 2006-3, Cl. A4	5.11	4/15/12	4,670,000	4,814,987
Household Automotive Trust, Ser. 2007-1, Cl. A4	5.33	11/17/13	2,125,000	2,196,647
Hyundai Auto Receivables Trust, Ser. 2006-B, Cl. A4	5.15	5/15/13	2,680,000	2,768,723
Nissan Auto Lease Trust, Ser. 2006-A, Cl. A4	5.10	7/16/12	6,575,000	6,751,967
Onyx Acceptance Grantor Trust, Ser. 2005-A, Cl. A4	3.91	9/15/11	2,444,226	2,412,622
				29,438,725
Asset-Backed Ctfs./Other—.8%
Caterpillar Financial Asset Trust, Ser. 2005-A, Cl. A4	4.10	6/25/10	1,892,108	1,898,798
CIT Equipment Collateral, Ser. 2006-VT2, Cl. A4	5.05	4/20/14	3,185,000	3,240,334
CNH Equipment Trust, Ser. 2005-A, Cl. A4B	4.29	6/15/12	1,539,127	1,544,147
				6,683,279
Automotive, Trucks & Parts—.7%
Johnson Controls, Sr. Unscd. Notes	5.25	1/15/11	5,715,000	5,954,630
Bank & Finance—13.0%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,965,000 [a]	2,076,337
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	990,000 [a]	992,772
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	2,185,000 [a]	2,256,887
AXA Financial, Sr. Notes	6.50	4/1/08	1,200,000	1,203,023
AXA Financial, Sr. Notes	7.75	8/1/10	3,625,000	3,972,670
Bank of America, Sub. Notes	5.42	3/15/17	8,900,000	8,799,492
BankAmerica Capital II, Bank Gtd. Secs., Ser. 2	8.00	12/15/26	4,975,000	5,165,468
Bear Stearns, Notes	4.50	10/28/10	2,100,000	2,072,326
Caterpillar Financial Services, Sr. Unscd. Notes	5.05	12/1/10	4,975,000	5,217,307
CIT Group, Sr. Notes	5.40	3/7/13	3,730,000	3,413,901
Citigroup, Sub. Notes	5.00	9/15/14	4,400,000	4,268,752
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000	2,920,715
Countrywide Home Loan, Gtd. Notes, Ser. K	5.63	7/15/09	2,380,000 [b]	2,183,628
Countrywide Home Loan, Gtd. Notes, Ser. H	6.25	4/15/09	1,200,000 [b]	1,118,918
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	3,935,000	4,254,365
General Electric Capital, Sr. Unscd. Notes, Ser. A	5.88	2/15/12	5,265,000	5,622,457
Goldman Sachs Group, Sr. Unscd. Notes	4.75	7/15/13	5,400,000	5,460,890
Household Finance, Sr. Unscd. Notes	6.38	11/27/12	8,108,000	8,619,169
International Lease Finance, Sr. Unscd. Notes	5.75	6/15/11	7,205,000	7,441,583
John Deere Capital, Sr. Unscd. Notes	7.00	3/15/12	5,805,000	6,523,183
JP Morgan Chase & Co., Sr. Unscd. Notes	5.38	10/1/12	4,110,000	4,320,925
Merrill Lynch & Co., Notes	5.45	2/5/13	7,580,000	7,642,626

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Bank & Finance (continued)
Morgan Stanley, Sr. Unscd. Notes	6.75	4/15/11	5,895,000	6,312,083
Prudential Financial, Sr. Unscd. Notes	6.00	12/1/17	1,925,000	1,976,153
Wachovia, Sub. Notes	6.38	2/1/09	4,000,000	4,059,180
				107,894,810
Building & Construction—.6%
CRH America, Gtd. Notes	5.30	10/15/13	4,930,000	4,836,606
Commercial & Professional Services—.9%
Seminole Tribe of Florida, Notes	5.80	10/1/13	6,765,000 [a]	7,165,211
Commercial Mortgage Pass-Through Ctfs.—2.7%
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2007-CD4, Cl. A2B	5.21	12/11/49	5,325,000	5,172,959
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-C2, Cl. A2	5.45	1/15/49	3,470,000 [c]	3,398,303
CWCapital Cobalt, Ser. 2007-C2, Cl. A2	5.33	4/15/47	3,625,000	3,533,611
LB-UBS Commercial Mortgage Trust, Ser. 2007-C2, Cl. A2	5.30	2/15/40	7,200,000	7,016,228
Merrill Lynch/Countrywide Commericial
Mortgage Trust, Ser. 2007-6, Cl. A2	5.33	3/12/51	2,930,000	2,852,380
				21,973,481
Food & Beverages—1.8%
Coca-Cola, Sr. Unscd. Notes	5.35	11/15/17	3,210,000	3,400,176
Diageo Finance, Gtd. Notes	5.50	4/1/13	4,275,000	4,498,758
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000	4,720,674
Pepsico, Sr. Unscd. Notes	4.65	2/15/13	2,355,000	2,471,695
				15,091,303
Foreign/Governmental—3.0%
Hydro-Quebec, Gov’t Gtd. Debs., Ser. IU	7.50	4/1/16	4,345,000	5,326,231
Hydro-Quebec, Gov’t. Gtd. Bonds, Ser. IF	8.00	2/1/13	3,200,000	3,889,315
Nova Scotia Province, Bonds	5.13	1/26/17	5,430,000	5,847,279
Quebec Province, Bonds	5.13	11/14/16	8,110,000	8,758,354
United Mexican States, Notes	6.63	3/3/15	1,064,000	1,181,572
				25,002,751
Health Care—1.1%
Aetna, Sr. Unscd. Notes	5.75	6/15/11	4,245,000	4,466,406
Astrazeneca, Sr. Unsub. Notes	5.40	9/15/12	4,700,000	5,028,817
				9,495,223
Industrials—2.3%
Devon Financing, Gtd. Notes	6.88	9/30/11	4,575,000	5,037,807
Emerson Electric, Sr. Unscd. Notes	4.63	10/15/12	3,000,000	3,094,062
Progress Energy, Sr. Unscd. Notes	6.85	4/15/12	4,398,000	4,821,954
Vulcan Materials, Sr. Unscd. Notes	5.60	11/30/12	5,710,000	5,985,422
				18,939,245

16

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media & Telecommunications—6.3%
British Sky Broadcasting, Gtd. Notes	6.88	2/23/09	4,280,000	4,425,742
Cisco Systems, Sr. Unscd. Notes	5.50	2/22/16	7,135,000	7,383,141
Comcast, Gtd. Notes	5.90	3/15/16	5,135,000	5,165,861
News America, Gtd. Notes	4.75	3/15/10	5,315,000	5,368,373
Nextel Communications, Gtd. Notes, Ser. E	6.88	10/31/13	6,390,000	5,019,939
SBC Communications, Sr. Unscd. Notes	5.88	8/15/12	5,045,000	5,391,178
Time Warner, Gtd. Notes	5.50	11/15/11	6,625,000	6,711,112
Verizon Global Funding, Sr. Unscd. Notes	7.25	12/1/10	5,525,000	6,028,571
Vodafone Group, Sr. Unscd. Notes	7.75	2/15/10	6,165,000	6,621,167
				52,115,084
Real Estate Investment Trusts—1.8%
ERP Operating, Sr. Unscd. Notes	6.95	3/2/11	3,280,000	3,415,254
Mack-Cali Realty, Sr. Unscd. Notes	7.75	2/15/11	5,280,000	5,914,841
Simon Property Group, Sr. Unscd. Notes	5.75	5/1/12	5,680,000	5,745,292
				15,075,387
Retailing—1.3%
Wal-Mart Stores, Sr. Unscd. Notes	4.55	5/1/13	4,675,000	4,876,923
Xerox, Sr. Unscd. Notes	5.50	5/15/12	6,090,000	6,248,127
				11,125,050
Software & Services—1.5%
Intuit, Sr. Unscd. Notes	5.40	3/15/12	5,115,000	5,270,445
Oracle, Sr. Unscd. Notes	5.25	1/15/16	7,000,000	7,128,261
				12,398,706
Transportation—.3%
United Parcel Service, Sr. Unscd. Notes	4.50	1/15/13	2,725,000 [b]	2,841,401
U.S. Government Agencies—21.1%
Federal Farm Credit Banks, Bonds	4.50	10/17/12	15,525,000	16,349,719
Federal Farm Credit Banks, Bonds	4.75	5/7/10	10,375,000	10,888,646
Federal Farm Credit Banks, Bonds	5.00	10/23/09	11,780,000	12,299,321
Federal Farm Credit Banks, Bonds	5.25	8/3/09	10,150,000	10,576,209
Federal Farm Credit Banks, Bonds	5.25	9/13/10	6,770,000	7,201,621
Federal Home Loan Banks, Bonds	3.63	12/17/10	7,530,000	7,720,148
Federal Home Loan Banks, Bonds	5.00	12/11/09	6,460,000	6,762,457
Federal Home Loan Banks, Bonds	5.13	9/10/10	7,315,000	7,776,891
Federal Home Loan Banks, Bonds	5.25	11/3/09	7,500,000	7,639,785
Federal Home Loan Mortgage Corp., Notes	5.25	9/3/10	8,355,000	8,445,384
Federal Home Loan Mortgage Corp., Notes	5.38	1/9/14	7,655,000	7,776,156
Federal Home Loan Mortgage Corp., Notes	5.40	2/2/12	7,900,000	8,094,435
Federal Home Loan Mortgage Corp., Notes	5.40	3/2/12	6,635,000	6,731,387
Federal Home Loan Mortgage Corp., Notes	5.75	5/23/11	8,475,000	8,515,222

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies (continued)
Federal National Mortgage Association, Notes	4.75	3/12/10	20,270,000	21,223,582
Federal National Mortgage Association, Notes	5.10	9/10/09	8,065,000	8,166,603
Federal National Mortgage Association, Notes	5.25	3/5/14	11,855,000	12,395,268
Federal National Mortgage Association, Notes	5.75	6/9/11	6,175,000	6,219,034
				174,781,868
U.S. Government Agencies/Mortgage-Backed—.3%
Federal Home Loan Mortgage Corp:
3.50%, 5/1/08			595,735	592,208
6.86%, 11/1/32			246,244 [c]	251,131
REMIC, Ser. 2134, Cl. PM,
5.50%, 3/15/14			1,243,154	1,289,055
				2,132,394
U.S. Government Securities—34.9%
U.S. Treasury Inflation Protected
Securities, Notes, 2.38%, 1/15/17			14,477,406 [b,d]	16,159,275
U.S. Treasury Notes:
3.50%, 2/15/18			1,500,000 [b]	1,496,720
4.00%, 2/15/14			30,275,000 [b]	32,346,960
4.13%, 8/15/10			27,500,000 [b]	29,079,105
4.25%, 1/15/11			32,750,000 [b]	34,970,876
4.25%, 11/15/13			17,555,000 [b]	19,010,152
4.50%, 5/15/10			4,000,000 [b]	4,249,376
4.50%, 11/15/15			20,505,000 [b]	22,304,006
4.50%, 5/15/17			1,625,000 [b]	1,751,066
4.63%, 8/31/11			13,240,000 [b]	14,386,094
4.63%, 2/29/12			19,860,000 [b]	21,684,657
4.63%, 11/15/16			4,760,000 [b]	5,190,632
4.75%, 2/15/10			9,470,000 [b]	10,039,687
4.75%, 8/15/17			8,220,000 [b]	9,013,748
4.88%, 8/15/16			19,085,000 [b]	21,157,516
5.13%, 5/15/16			11,830,000 [b]	13,329,086
6.00%, 8/15/09			30,290,000 [b]	32,228,106
				288,397,062
Total Bonds and Notes
(cost $779,909,293)				811,342,216

18

BNY Mellon Intermediate Bond Fund (continued)

Other Investment—1.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $8,373,000)	8,373,000 [e]	8,373,000

Investment of Cash Collateral for Securities Loaned—34.9%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $288,543,304)	288,543,304 [e]	288,543,304

Total Investments (cost $1,076,825,597)	133.9%	1,108,258,520
Liabilities, Less Cash and Receivables	(33.9%)	(280,673,602)
Net Assets	100.0%	827,584,918

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities amounted to $12,491,207 or 1.5% of net assets.
[b] All or a portion of these securities are on loan. At February 29, 2008, the total market value of the fund’s securities on loan is $290,034,338 and the total market value of the collateral held by the fund is $293,745,775, consisting of cash collateral of $288,543,304, U.S. Government and Agency securities valued at $4,927,323, and Letters of Credit valued at $275,148.
[c] Variable rate security—interest rate subject to periodic change.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[e] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government & Agencies	56.3	Asset/Mortgage-Backed	7.1
Money Market Investments	35.9	Foreign/Governmental	3.0
Corporate Bonds	31.6		133.9

† Based on net assets.
See notes to financial statements.

The Funds 19

STATEMENT OF INVESTMENTS
February 29, 2008 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—97.9%	Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies—45.2%
Federal Farm Credit Banks, Bonds	3.00	3/3/11	4,195,000	4,219,478
Federal Farm Credit Banks, Bonds	3.75	12/6/10	3,525,000	3,623,104
Federal Farm Credit Banks, Bonds	4.25	10/10/08	1,577,000	1,593,842
Federal Farm Credit Banks, Bonds	4.63	11/19/10	1,325,000	1,341,869
Federal Farm Credit Banks, Bonds	4.75	5/7/10	1,440,000	1,511,292
Federal Farm Credit Banks, Bonds	5.25	8/3/09	1,995,000	2,078,772
Federal Farm Credit Banks, Bonds	5.25	9/13/10	1,490,000	1,584,995
Federal Home Loan Bank, Unscd. Bonds	2.38	4/30/10	1,885,000	1,880,589
Federal Home Loan Banks, Bonds	4.38	10/22/10	4,060,000	4,243,516
Federal Home Loan Banks, Bonds	5.00	10/16/09	1,300,000	1,318,305
Federal Home Loan Banks, Bonds	5.20	9/10/10	1,550,000	1,569,677
Federal Home Loan Banks, Bonds	5.25	11/3/09	1,250,000	1,273,298
Federal Home Loan Banks, Bonds	5.45	6/12/09	2,500,000	2,521,327
Federal Home Loan Mortgage Corp., Notes	4.13	11/30/09	3,560,000	3,671,353
Federal Home Loan Mortgage Corp., Notes	5.00	10/1/10	4,030,000	4,080,536
Federal Home Loan Mortgage Corp., Notes	5.40	7/16/09	2,270,000	2,295,569
Federal Home Loan Mortgage Corp., Notes	5.55	6/25/10	2,010,000	2,027,690
Federal National Mortgage Association, Notes	3.88	12/10/09	3,400,000	3,493,044
Federal National Mortgage Association, Notes	5.00	10/15/10	4,265,000	4,322,138
Federal National Mortgage Association, Notes	5.20	11/20/09	2,165,000	2,175,370
Federal National Mortgage Association, Notes	5.33	1/29/10	3,360,000	3,396,127
Federal National Mortgage Association, Notes	5.50	7/9/10	5,835,000	5,964,088
				60,185,979
U.S. Government Agencies/Mortgage-Backed—7.1%
Federal Home Loan Mortgage Corp.:
3.50%, 5/1/08—9/1/08			2,551,007	2,536,827
4.00%, 7/1/08—3/1/10			1,736,791	1,733,204
4.50%, 5/1/08			40,049	39,948
5.00%, 3/1/08—4/1/09			105,252	106,079
6.87%, 11/1/32			61,561 [a]	62,783
REMIC, Ser. 2638, Cl. NC, 3.00%, 5/15/22			517,297	516,153
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			112,383	114,975
REMIC, Ser. 1648, Cl. E, 6.00%, 9/15/23			1,704,831	1,740,506
REMIC, Ser. 1961, Cl. H, 6.50%, 5/15/12			247,799	252,767
Federal National Mortgage Association.:
4.50%, 1/1/10			206,083	207,283
5.50%, 6/1/09			44,701	45,402
6.89%, 5/1/32			35,255 [a]	35,896
6.94%, 3/1/32			22,959 [a]	23,266
7.09%, 3/1/32			16,515 [a]	17,066
7.13%, 6/1/32			136,054 [a]	139,023
7.29%, 6/1/32			205,083 [a]	210,052
7.31%, 4/1/32			8,302 [a]	8,486
REMIC, Ser. 2003-128, Cl. NB, 4.00%, 11/25/11			68,040	67,884
REMIC, Ser. 1994-86, Cl. PJ, 6.00%, 6/25/09			719,706	725,549
Whole Loan, Ser. 2003-W19, Cl. 1A4, 4.78%, 11/25/33			618,012	621,112

20

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I
6.00%, 12/15/08—4/15/09	221,488	225,196
		9,429,457
U.S. Government Securities—45.6%
U.S. Treasury Notes:
3.50%, 2/15/10	6,750,000 [b]	6,992,581
3.63%, 1/15/10	3,500,000 [b]	3,629,885
4.13%, 8/15/10	5,250,000 [b]	5,551,465
4.25%, 1/15/11	4,500,000 [b]	4,805,159
4.38%, 12/15/10	9,000,000 [b]	9,627,192
4.50%, 5/15/10	3,160,000 [b]	3,357,007
4.50%, 11/15/10	4,000,000 [b]	4,286,876
4.63%, 8/31/11	3,975,000 [b]	4,319,088
5.75%, 8/15/10	9,000,000 [b]	9,870,471
6.50%, 2/15/10	7,620,000 [b]	8,327,235
		60,766,959
Total Bonds and Notes
(cost $126,707,587)		130,382,395

Other Investment—1.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund (cost $1,544,000)	1,544,000 [c]	1,544,000

Investment of Cash Collateral for Securities Loaned—42.4%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $56,452,200)	56,452,200 [c]	56,452,200

Total Investments (cost $184,703,787)	141.5%	188,378,595
Liabilities, Less Cash and Receivables	(41.5%)	(55,231,329)
Net Assets	100.0%	133,147,266

[a] Variable rate security—interest rate subject to periodic change.
[b] All or a portion of these securities are on loan. At February 29, 2008, the total market value of the fund’s securities on loan is $55,978,338 and the total market value of the collateral held by the fund is $56,851,151, consisting of cash collateral of $56,452,200 and U.S. Government and agency securities valued at $389,951.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

Value (%)

U.S. Government & Agencies	97.9
Money Market Investments	43.6
141.5

† Based on net assets.
See notes to financial statements.

The Funds 21

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (Unaudited)

			BNY Mellon
	BNY Mellon	BNY Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Assets ($):
Investments in securities—
See Statement of Investments †—Note 2(c)
(including securities loaned) ††—Note 2(b):
Unaffiliated issuers	991,079,474	811,342,216	130,382,395
Affiliated issuers	211,505,565	296,916,304	57,996,200
Dividend and interest receivable	8,903,746	9,007,954	1,040,826
Receivable for investment securities sold	4,734,520	7,220,617	5,712,071
Receivable for shares of Beneficial Interest subscribed	503,622	450,000	631,500
Prepaid expenses	18,108	20,840	10,785
	1,216,745,035	1,124,957,931	195,773,777

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	348,279	277,577	46,955
Due to Administrator—Note 4(a)	100,783	83,641	13,413
Cash overdraft due to Custodian	1,402,289	1,017,357	19,684
Liability for securities on loan—Note 2(b)	205,108,565	288,543,304	56,452,200
Payable for investment securities purchased	13,611,186	7,054,740	6,064,011
Payable for shares of Beneficial Interest redeemed	433,827	362,804	10,779
Accrued expenses	28,759	33,590	19,469
	221,033,688	297,373,013	62,626,511

Net Assets ($)	995,711,347	827,584,918	133,147,266

Composition of Net Assets ($):
Paid-in capital	990,643,444	819,490,517	139,396,618
Accumulated undistributed (distributions
in excess of) investment income—net	238,036	(431,918)	(227,785)
Accumulated net realized gain (loss) on investments	(21,554,354)	(22,906,604)	(9,696,375)
Accumulated net unrealized appreciation
(depreciation) on investments	26,384,221	31,432,923	3,674,808

Net Assets ($)	995,711,347	827,584,918	133,147,266

Net Asset Value Per Share
Class M Shares
Net Assets ($)	991,664,191	826,229,542	132,966,140
Shares Outstanding	78,330,965	65,035,335	10,734,008
Net Asset Value Per Share ($)	12.66	12.70	12.39

Investor Shares
Net Assets ($)	4,047,156	1,355,376	181,126
Shares Outstanding	320,340	106,702	14,622
Net Asset Value Per Share ($)	12.63	12.70	12.39

† Investments at cost ($):
Unaffiliated issuers	964,695,253	779,909,293	126,707,587
Affiliated issuers	211,505,565	296,916,304	57,996,200

†† Value of securities loaned ($)	212,649,636	290,034,338	55,978,338

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2008 (Unaudited)

			BNY Mellon
	BNY Mellon	BNY Mellon	Short-Term
	Bond	Intermediate	U.S. Government
	Fund	Bond Fund	Securities Fund

Investment Income ($):
Income:
Interest	25,016,019	18,447,341	2,846,006
Dividends;
Affiliated Issuers	263,666	255,850	42,281
Income from securities lending	498,990	715,199	128,098
Total Income	25,778,675	19,418,390	3,016,385
Expenses:
Investment advisory fee—Note 4(a)	1,931,398	1,549,113	227,815
Administration fee—Note 4(a)	614,735	493,103	82,864
Custodian fees—Note 4(b)	37,453	24,741	5,806
Trustees’ fees and expenses—Note 4(c)	15,348	15,564	2,247
Registration fees	12,654	14,602	11,346
Professional fees	11,769	9,315	16,126
Prospectus and shareholders’ reports	5,067	9,013	4,052
Shareholder servicing costs—Note 4(b)	2,853	2,553	334
Miscellaneous	17,624	15,396	9,289
Total Expenses	2,648,901	2,133,400	359,879
Less—reduction in fees due to earnings credit—Note 2(b)	(266)	(92)	(43)
Net Expenses	2,648,635	2,133,308	359,836
Investment Income—Net	23,130,040	17,285,082	2,656,549

Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	5,118,010	3,100,052	867,253
Net unrealized appreciation (depreciation) on investments	27,875,925	29,735,867	3,313,745
Net Realized and Unrealized Gain (Loss) on Investments	32,993,935	32,835,919	4,180,998
Net Increase in Net Assets Resulting from Operations	56,123,975	50,121,001	6,837,547

See notes to financial statements.

The Funds 23

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund

	Six Months Ended		Six Months Ended
	February 29, 2008	Year Ended	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	23,130,040	42,539,452	17,285,082	30,017,411
Net realized gain (loss) on investments	5,118,010	(5,725,505)	3,100,052	(1,245,819)
Net unrealized appreciation (depreciation) on investments	27,875,925	8,185,985	29,735,867	6,587,764
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,123,975	44,999,932	50,121,001	35,359,356

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(23,235,442)	(44,179,220)	(17,740,235)	(32,341,234)
Investor Shares	(100,275)	(167,461)	(33,461)	(47,297)
Total Dividends	(23,335,717)	(44,346,681)	(17,773,696)	(32,388,531)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	90,298,158	224,083,407	112,156,447	189,209,805
Investor Shares	2,299,134	2,299,966	2,233,435	1,671,176
Dividends reinvested:
Class M Shares	2,997,658	5,188,901	3,189,951	4,878,898
Investor Shares	74,625	122,579	32,571	38,542
Cost of shares redeemed:
Class M Shares	(78,693,071)	(171,502,626)	(46,473,385)	(128,112,462)
Investor Shares	(3,091,248)	(1,121,092)	(2,896,355)	(463,190)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	13,885,256	59,071,135	68,242,664	67,222,769
Total Increase (Decrease) in Net Assets	46,673,514	59,724,386	100,589,969	70,193,594

Net Assets ($):
Beginning of Period	949,037,833	889,313,447	726,994,949	656,801,355
End of Period	995,711,347	949,037,833	827,584,918	726,994,949
Undistributed (distributions in
excess of) investment income—net	238,036	443,713	(431,918)	56,696

Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,247,206	18,282,293	9,036,417	15,561,595
Shares issued for dividends reinvested	240,366	423,129	256,222	401,273
Shares redeemed	(6,325,396)	(13,973,760)	(3,732,239)	(10,519,626)
Net Increase (Decrease) in Shares Outstanding	1,162,176	4,731,662	5,560,400	5,443,242

Investor Shares
Shares sold	185,948	188,124	180,195	137,241
Shares issued for dividends reinvested	6,003	10,011	2,622	3,173
Shares redeemed	(249,951)	(91,617)	(234,564)	(38,058)
Net Increase (Decrease) in Shares Outstanding	(58,000)	106,518	(51,747)	102,356

See notes to financial statements.

24

	BNY Mellon Short-Term
	U.S. Government Securities Fund

	Six Months Ended
	February 29, 2008	Year Ended
	(Unaudited)	August 31, 2007

Operations ($):
Investment income—net	2,656,549	5,383,065
Net realized gain (loss) on investments	867,253	(332,872)
Net unrealized appreciation (depreciation) on investments	3,313,745	1,219,315
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,837,547	6,269,508

Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,914,927)	(5,930,702)
Investor Shares	(4,595)	(4,699)
Total Dividends	(2,919,522)	(5,935,401)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	13,583,746	49,065,963
Investor Shares	306,549	104,867
Dividends reinvested:
Class M Shares	549,033	868,612
Investor Shares	4,429	4,167
Cost of shares redeemed:
Class M Shares	(13,706,811)	(53,525,145)
Investor Shares	(275,283)	(250,641)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	461,663	(3,732,177)
Total Increase (Decrease) in Net Assets	4,379,688	(3,398,070)

Net Assets ($):
Beginning of Period	128,767,578	132,165,648
End of Period	133,147,266	128,767,578
Undistributed (distributions in
excess of) investment income—net	(227,785)	35,188

Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,115,626	4,089,237
Shares issued for dividends reinvested	45,056	72,506
Shares redeemed	(1,124,875)	(4,461,016)
Net Increase (Decrease) in Shares Outstanding	35,807	(299,273)

Investor Shares
Shares sold	25,275	8,753
Shares issued for dividends reinvested	364	348
Shares redeemed	(22,634)	(20,894)
Net Increase (Decrease) in Shares Outstanding	3,005	(11,793)

See notes to financial statements.

The Funds 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Bond Fund	(Unaudited)	2007	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.24	12.23	12.66	12.79	12.92	12.95
Investment Operations:
Investment income—net [b]	.30	.57	.52	.48	.49	.56
Net realized and unrealized
gain (loss) on investments	.42	.04	(.38)	(.07)	.21	.06
Total from Investment Operations	.72	.61	.14	.41	.70	.62
Distributions:
Dividends from investment income—net	(.30)	(.60)	(.57)	(.54)	(.56)	(.62)
Dividends from net realized gain on investments	—	—	—	—	(.27)	(.03)
Total Distributions	(.30)	(.60)	(.57)	(.54)	(.83)	(.65)
Net asset value, end of period	12.66	12.24	12.23	12.66	12.79	12.92

Total Return (%)	5.94[c]	5.06	1.20	3.30	5.63	4.73

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[d]	.56	.56	.56	.56	.57
Ratio of net expenses to average net assets	.55[d,e]	.56[e]	.56[e]	.56	.56[e]	.55
Ratio of net investment income
to average net assets	4.79[d]	4.67	4.27	3.81	3.79	4.30
Portfolio Turnover Rate	30.28[c]	134.49	104.53[f]	151.34[f]	133.00[f]	134.12

Net Assets, end of period ($ x 1,000)	991,664	944,416	885,994	839,804	819,664	846,464

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
[f] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.
See notes to financial statements.

26

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Bond Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.21	12.21	12.63	12.77	12.90	12.94
Investment Operations:
Investment income—net [a]	.28	.53	.49	.45	.50	.54
Net realized and unrealized
gain (loss) on investments	.42	.04	(.37)	(.08)	.17	.04
Total from Investment Operations	.70	.57	.12	.37	.67	.58
Distributions:
Dividends from investment income—net	(.28)	(.57)	(.54)	(.51)	(.53)	(.59)
Dividends from net realized gain on investments	—	—	—	—	(.27)	(.03)
Total Distributions	(.28)	(.57)	(.54)	(.51)	(.80)	(.62)
Net asset value, end of period	12.63	12.21	12.21	12.63	12.77	12.90

Total Return (%)	5.82[b]	4.82	1.01	2.98	5.29	4.48

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[c]	.81	.80	.81	.81	.82
Ratio of net expenses to average net assets	.82[c,d]	.81[d]	.80[d]	.81	.81[d]	.80
Ratio of net investment income
to average net assets	4.51[c]	4.42	4.02	3.56	3.52	4.11
Portfolio Turnover Rate	30.28[b]	134.49	104.53[e]	151.34[e]	133.00[e]	134.12

Net Assets, end of period ($ x 1,000)	4,047	4,621	3,319	2,704	3,068	3,861
[a] Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
[d] The difference for the period represents less than .01%.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2006, 2005 and 2004, were 101.12%, 104.24% and 106.10%, respectively.
See notes to financial statements.

The Funds 27

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Intermediate Bond Fund	(Unaudited)	2007	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.19	12.14	12.47	12.77	12.97	13.04
Investment Operations:
Investment income—net [b]	.28	.53	.46	.41	.42	.51
Net realized and unrealized
gain (loss) on investments	.51	.09	(.26)	(.22)	.14	.11
Total from Investment Operations	.79	.62	.20	.19	.56	.62
Distributions:
Dividends from investment income—net	(.28)	(.57)	(.53)	(.49)	(.52)	(.59)
Dividends from net realized gain on investments	—	—	—	—	(.24)	(.10)
Total Distributions	(.28)	(.57)	(.53)	(.49)	(.76)	(.69)
Net asset value, end of period	12.70	12.19	12.14	12.47	12.77	12.97

Total Return (%)	6.57[c]	5.22	1.69	1.53	4.45	4.77

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[d]	.56	.56	.57	.57	.57
Ratio of net expenses to average net assets	.55[d,e]	.56	.56	.57	.57[e]	.56
Ratio of net investment income
to average net assets	4.46[d]	4.36	3.79	3.23	3.26	3.88
Portfolio Turnover Rate	24.97[c]	84.24	86.50	112.51[f]	109.19	104.98

Net Assets, end of period ($ x 1,000)	826,230	725,064	656,120	569,233	524,590	467,627

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
[f] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.
See notes to financial statements.

28

			Investor Shares

	Six Months Ended
	February 29, 2008		Year Ended August 31,

BNY Mellon Intermediate Bond Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.19	12.14	12.47	12.77	13.02	13.08
Investment Operations:
Investment income—net [a]	.27	.48	.43	.37	.55	.48
Net realized and unrealized
gain (loss) on investments	.50	.11	(.26)	(.21)	(.07)[b]	.12
Total from Investment Operations	.77	.59	.17	.16	.48	.60
Distributions:
Dividends from investment income—net	(.26)	(.54)	(.50)	(.46)	(.49)	(.56)
Dividends from net realized gain on investments	—	—	—	—	(.24)	(.10)
Total Distributions	(.26)	(.54)	(.50)	(.46)	(.73)	(.66)
Net asset value, end of period	12.70	12.19	12.14	12.47	12.77	13.02

Total Return (%)	6.41[c]	4.96	1.43	1.30	3.88	4.51

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[d]	.81	.81	.81	.82	.81
Ratio of net expenses to average net assets	.80[d,e]	.81	.81	.81	.82[e]	.81[e]
Ratio of net investment income
to average net assets	4.22[d]	4.10	3.55	3.00	3.01	3.57
Portfolio Turnover Rate	24.97[c]	84.24	86.50	112.51[f]	109.19	104.98

Net Assets, end of period ($ x 1,000)	1,355	1,931	681	547	455	305

[a] Based on average shares outstanding at each month end.
[b] In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
[f] The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2005 was 111.52%.
See notes to financial statements.

The Funds 29

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares

	Six Months Ended
BNY Mellon Short-Term	February 29, 2008		Year Ended August 31,

U.S. Government Securities Fund	(Unaudited)	2007	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	12.02	11.99	12.14	12.47	12.70	12.94
Investment Operations:
Investment income—net [b]	.25	.56	.39	.28	.25	.34
Net realized and unrealized
gain (loss) on investments	.39	.03	(.06)	(.16)	(.01)	(.11)
Total from Investment Operations	.64	.59	.33	.12	.24	.23
Distributions:
Dividends from investment income—net	(.27)	(.56)	(.48)	(.45)	(.45)	(.44)
Dividends from net realized gain on investments	—	—	—	—	(.02)	(.03)
Total Distributions	(.27)	(.56)	(.48)	(.45)	(.47)	(.47)
Net asset value, end of period	12.39	12.02	11.99	12.14	12.47	12.70

Total Return (%)	5.40[c]	5.05	2.78	1.00	1.97	1.68

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55[d]	.55	.54	.55	.55	.56
Ratio of net expenses to average net assets	.55[d,e]	.55	.54	.55[e]	.55[e]	.55
Ratio of net investment income
to average net assets	4.08[d]	4.65	3.24	2.25	1.97	2.68
Portfolio Turnover Rate	61.28[c]	127.30	85.97	69.11	44.76	88.05

Net Assets, end of period ($ x 1,000)	132,966	128,628	131,885	161,963	176,301	139,971

[a] Effective December 16, 2002, MPAM shares were redesignated as Class M shares.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
[e] The difference for the period represents less than .01%.
See notes to financial statements.

30

			Investor Shares

	Six Months Ended
BNY Mellon Short-Term	February 29, 2008		Year Ended August 31,

U.S. Government Securities Fund	(Unaudited)	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	12.02	12.00	12.14	12.47	12.73	12.93
Investment Operations:
Investment income—net [a]	.24	.49	.41	.23	.37	.30
Net realized and unrealized
gain (loss) on investments	.39	.06	(.10)	(.14)	(.19)	(.06)
Total from Investment Operations	.63	.55	.31	.09	.18	.24
Distributions:
Dividends from investment income—net	(.26)	(.53)	(.45)	(.42)	(.42)	(.41)
Dividends from net realized gain on investments	—	—	—	—	(.02)	(.03)
Total Distributions	(.26)	(.53)	(.45)	(.42)	(.44)	(.44)
Net asset value, end of period	12.39	12.02	12.00	12.14	12.47	12.73

Total Return (%)	5.26[b]	4.67	2.62	.78	1.46	1.78

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.77	.81	.78	.83
Ratio of net expenses to average net assets	.80[c,d]	.80	.77	.81[d]	.78[d]	.80
Ratio of net investment income
to average net assets	3.85[c]	4.51	3.25	1.99	1.74	2.38
Portfolio Turnover Rate	61.28[b]	127.30	85.97	69.11	44.76	88.05

Net Assets, end of period ($ x 1,000)	181	140	281	20	11	1

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
[c]	Annualized.
[d]	The difference for the period represents less than .01%.

See notes to financial statements.

The Funds 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of seventeen series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). Effective March 31, 2008, the Trust changed its name from “Mellon Funds Trust” to its current name and each fund added “BNY” to the beginning of its name. BNY Mellon Bond Fund’s and BNY Mellon Intermediate Bond Fund’s investment objective is to seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund’s investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital.

Mellon Fund Advisers, a division of the Dreyfus Corporation (the “Manager” or “Dreyfus) serves as each fund’s investment adviser (“Investment Adviser”). Mellon Bank, N.A. (“Mellon Bank”), an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services. Dreyfus and Mellon Bank are wholly-owned subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”). MBSC Securities Corporation (the Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the Class M and Investor class shares of each fund. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class and the shareholder services plan applicable to the Investor shares, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated daily for each class of shares based upon relative proportion of net assets of each class.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Trust’s Board, or are

32

determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Trust’s Board.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

(b) Securities transactions and investment income:Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The funds have an arrangement with the custodian and cash management banks whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, the funds may lend securities to certain qualified institutions. It is the funds’ policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or Letters of Credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

Table 1 summarizes the amount Mellon Bank earned from each fund from lending fund portfolio securities, pursuant to the securities lending agreement during the period ended February 29, 2008.

Table 1.

BNY Mellon Bond Fund	$268,687
BNY Mellon Intermediate Bond Fund	385,107
BNY Mellon Short-Term U.S.
Government Securities Fund	68,976

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Concentration of Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of the debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for

The Funds 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

During the current year, the funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.

FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended August 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2007.

Table 3 summarizes each fund’s tax characters of distributions paid to shareholders during the fiscal year ended August 31, 2007. The tax character of current year distributions will be determined at the end of the current fiscal year.

Ordinary
Table 3.	Income

BNY Mellon Bond Fund	$44,346,681
BNY Mellon Intermediate Bond Fund	32,388,531
BNY Mellon Short-Term U.S.
Government Securities Fund	5,935,401

NOTE 3—Bank Line of Credit:

The funds participate with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including

Table 2.

Expiring in fiscal	2012 ($)†	2013 ($)†	2014 ($)†	2015 ($)†	Total ($)

BNY Mellon Bond Fund	1,596,239	136,060	1,275,059	15,167,648	18,175,006
BNY Mellon Intermediate Bond Fund	1,813,775	892,928	4,073,519	14,278,037	21,058,259
BNY Mellon Short-Term U.S. Government Securities Fund	182,342	1,852,740	2,969,151	4,701,997	9,706,230

† If not applied, the carryovers expire in the above years.

34

the financing of redemptions. Interest is charged to the funds based on prevailing market rates in effect at the time of borrowing. During the period ended February 29, 2008, the funds did not borrow under the line of credit.

NOTE 4—Investment Advisory Fee, Administration
Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of the BNY Mellon Bond Fund, .40% of the BNY Mellon Intermediate Bond Fund and .35% of the BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain administrative services.

(b) The funds have adopted a Shareholder Services Plan with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services.

Table 4 summarizes the amounts Investor shares of each fund were charged during the period ended February 29, 2008, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statement of Operations includes fees paid to the transfer agent.

Table 4.

BNY Mellon Bond Fund	$5,563
BNY Mellon Intermediate Bond Fund	2,108
BNY Mellon Short-Term U.S.
Government Securities Fund	262

The funds compensate The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate,under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

Table 5 summarizes the amount each fund was charged during the period ended February 29, 2008, pursuant to the cash management agreement.

Table 5.

BNY Mellon Bond Fund	$53
BNY Mellon Intermediate Bond Fund	18
BNY Mellon Short-Term U.S.
Government Securities Fund	9

The funds compensate Mellon Bank under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

Table 6 summarizes the amount each fund was charged during the period ended February 29, 2008, pursuant to the cash management agreement.

Table 6.

BNY Mellon Bond Fund	$178
BNY Mellon Intermediate Bond Fund	74
BNY Mellon Short-Term U.S.
Government Securities Fund	34

The Funds 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The funds compensate Mellon Bank under a custody agreement for providing custodial services for the funds.

Table 7 summarizes the amount each fund was charged during the period ended February 29, 2008, pursuant to the custody agreement.

Table 7.

BNY Mellon Bond Fund	$37,453
BNY Mellon Intermediate Bond Fund	24,741
BNY Mellon Short-Term U.S.
Government Securities Fund	5,806

During the period ended February 29, 2008, each fund was charged $2,411 for services performed by the Chief Compliance Officer.

Table 8 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the Trust an annual fee of $48,000 and an attendance fee of $5,000 for each in-person meeting attended and $500 for telephone meetings and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Trust’s Board receives an additional annual fee of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $8,000.

NOTE 5—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities (including paydowns) excluding short-term securities, during the period ended February 29, 2008.

Table 10 summarizes accumulated net unrealized appreciation on investments for each fund at February 29, 2008.

At February 29, 2008, the cost of investments for each fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Table 8.

	Investment	Chief	Shareholder
	Advisory	Compliance	Services	Custodian
	Fees ($)	Officer Fees ($)	Plan Fees ($)	Fees ($)

BNY Mellon Bond Fund	314,633	4,419	785	28,442
BNY Mellon Intermediate Bond Fund	261,118	4,419	285	11,755
BNY Mellon Short-Term U.S. Government Securities Fund	38,545	4,419	27	3,964

Table 9.

	Purchases ($)	Sales ($)

BNY Mellon Bond Fund	315,115,017	289,495,929
BNY Mellon Intermediate Bond Fund	255,182,425	183,845,098
BNY Mellon Short-Term U.S. Government Securities Fund	79,879,925	78,483,767

Table 10.

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)

BNY Mellon Bond Fund	32,074,201	5,689,980	26,384,221
BNY Mellon Intermediate Bond Fund	32,154,458	721,535	31,432,923
BNY Mellon Short-Term U.S.
Government Securities Fund	3,753,220	78,412	3,674,808

36

NOTES

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	Mellon Bank, N.A.
New York, NY 10166	One Mellon Bank Center
Pittsburgh, PA 15258
Investment Adviser
Transfer Agent &
Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
Mellon Bank, N.A.
One Mellon Bank Center	MBSC Securities Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Short-Term U.S. Government Securities Bond Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-645-6561.

Mail WM Clients, write to your Account Officer, c/o Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, PA 15258
BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012
Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

MFTSA0208-TB

©2008 MBSC Securities Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.

(b) The following information is provided in accordance with the Section 13(c) of the Investment Company Act of 1940, as amended, with respect to the noted securities:

Securities Divested
Name of Issuer	Ticker Symbol Cusip/Sedol		Shares	Divestment Dates
Oil & Natural Gas	ONGC IN	6139362	55,351	4/7/2008
Petrochina	857 HK	6226576	560,000	1/25/2008
Petrochina	857 HK	6226576	426,000	4/7/2008

Securities held on date of filing (April 25, 2008)
Name of Issuer	Ticker Symbol	Cusip/Sedol		Shares
Oil & Natural Gas	ONGC IN	6139362		403,213
Petrochina	857 HK	6226576		14,870,000

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Christopher E. Sheldon
Christopher E. Sheldon
President

Date:	May 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher E. Sheldon
Christopher E. Sheldon
President

Date:	May 12, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	May 12, 2008

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)